                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               Luxtec Corporation
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                               LUXTEC CORPORATION

                                                              September 21, 1995

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of LUXTEC CORPORATION, to be held at 11:00 a.m. on October 20, 1995, at the offices of Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts 02110.

     The Notice of Meeting and the Joint Proxy Statement/Private Placement Memorandum that follow describe the business to be considered and acted upon by the stockholders at the Meeting, after which management will also report on the affairs of the Company.

     The Board of Directors of the Company encourages your participation in the Company's electoral process and, to that end, solicits your proxy. You may give your proxy by completing, dating and signing the Proxy Card and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the meeting.

     A copy of the Company's 1994 Annual Report to Stockholders was sent under separate cover on July 5, 1995.

                                          Sincerely,

                                          JAMES W. HOBBS
                                          President

             326 Clark Street, Worcester, Massachusetts 01606-1214

                               LUXTEC CORPORATION

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 20, 1995
                            ------------------------

     Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Luxtec Corporation (the "Company") will he held at the offices of Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts 02110, on Friday, October 20, 1995, at 11:00 a.m., local time, to consider and act upon the following matters:

     1. A proposal to approve an amendment of the Company's Articles of Organization to increase the number of shares authorized for issuance by the Company in connection with the Agreement of Merger and Plan of Reorganization dated as of June 28, 1995 (a copy of which is attached hereto as Annex A) (the "Merger Agreement"), by and among the Company, CardioDyne, Inc. ("CardioDyne"), and Luxtec CD Acquisition Co. Inc. ("Acquirer"), a newly formed, wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, CardioDyne will be merged with and into Acquirer, and all of the outstanding shares of CardioDyne will be converted into one million (1,000,000) shares of common stock of the Company (with such number subject to reduction to account for statutory dissenter's rights of appraisal). In addition, the former CardioDyne Stockholders may be entitled to a payment depending upon the market price of the Company's common stock and will be entitled to earn-out payments based upon the future sale of certain products under development, if such products are developed. Each of the foregoing payments, if made, shall be payable fifty percent (50%) in cash and fifty percent (50%) in common stock of the Company.

     2. A proposal to approve the issuance of up to one million (1,000,000) shares of common stock of the Company (with such number subject to reduction to account for statutory dissenter's rights of appraisal) in connection with the Merger Agreement.

     3. A proposal to elect two (2) Class II directors of the Company, each to hold a three-year term.

     4. A proposal to ratify the amendment of the Company's 1992 Stock Option Plan to increase the number of shares authorized for issuance under the Plan and to limit the number of options that may be granted to any one individual under the Plan in any fiscal year.

     5. A proposal to approve the Company's 1995 Stock Option Plan For Non-Employee Directors.

     6. A proposal to approve an amendment of the Company's Articles of Organization with respect to the limitation of liability of directors and indemnification of directors and officers of the Company.

     7. A proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company.

     8. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Stockholders of record at the close of business on September 5, 1995 are entitled to notice of and to vote at the Meeting and any adjourned sessions thereof. All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors

                                          JAMES W. HOBBS
                                          Director

Worcester, Massachusetts
September 21, 1995

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                            [CARDIODYNE LETTERHEAD]

                                                              September 21, 1995

Dear Stockholder:

     A Special Meeting of Stockholders of CardioDyne, Inc. ("CardioDyne") will be held on Friday, October 20, 1995 beginning at 4:00 p.m. local time (the "CardioDyne Meeting") at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts 02109.

     As the enclosed materials indicate, the purpose of the CardioDyne Meeting is to consider approval of the proposed merger (the "Merger") of CardioDyne with and into Luxtec CD Acquisition Co. Inc., a Massachusetts corporation ("Acquirer") and wholly-owned subsidiary of Luxtec Corporation, a Massachusetts corporation ("Luxtec"), with Acquirer as the surviving corporation, in accordance with the terms of an Agreement of Merger and Plan of Reorganization (the "Merger Agreement") dated as of June 28, 1995, by and among CardioDyne, Luxtec, Acquirer and Paul Epstein and Patrick G. Phillipps as representatives of the stockholders of CardioDyne (the "Representatives"). Luxtec is a public company with its common stock traded on the American Stock Exchange under the symbol "LXU.EC." In connection with the Merger, Acquirer, as the surviving corporation is expected to change its name to CardioDyne, Inc.

     In accordance with the Merger Agreement, the stockholders of CardioDyne (other than those who exercise dissenters' appraisal rights) would receive approximately .23283 shares of Luxtec common stock in exchange for each issued and outstanding share of CardioDyne's common stock. Existing CardioDyne stockholders would own approximately 41% of the Luxtec common stock outstanding immediately after the Merger.

     CardioDyne's Board of Directors has unanimously approved the proposed Merger and recommends that stockholders vote to approve the Merger Agreement and the transactions contemplated thereby. Management and the Board believe that the proposed Merger would significantly enhance the ability of CardioDyne to bring its current monitoring products to the medical products market and to continue research and development of continuous, non-invasive monitoring products.

     The enclosed Joint Proxy Statement/Private Placement Memorandum provides a description of the proposals to be presented at the CardioDyne Meeting and information concerning CardioDyne and Luxtec. Please give this information your careful attention.

     The officers and directors look forward to seeing you at the CardioDyne Meeting. If you are unable to attend the meeting, please sign, date and return the accompanying proxy in the enclosed postage prepaid envelope. If you are able to attend the meeting, you may, if you wish, vote your shares in person.

                                          Very truly yours,

                                          Paul Epstein
                                          Chairman

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                                CARDIODYNE, INC.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "CardioDyne Meeting") of CardioDyne, Inc., a Delaware corporation
("CardioDyne"), will be held at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts 02109 at 4:00 p.m. local time on Friday, October 20, 1995, for the following purposes:

1. To consider and vote upon a proposal to approve and adopt the Agreement of Merger and Plan of Reorganization (the "Merger Agreement") dated as of June 28, 1995, by and among CardioDyne, Luxtec Corporation, a Massachusetts corporation ("Luxtec"), Luxtec CD Acquisition Co. Inc., a Massachusetts corporation and wholly-owned subsidiary of Luxtec ("Acquirer"), and Paul Epstein and Patrick G. Phillipps as representatives of the stockholders of CardioDyne (the "Representatives"), providing for the merger (the "Merger") of CardioDyne with and into Acquirer, with Acquirer as the surviving corporation. A copy of the Merger Agreement is attached as Annex A to the enclosed Joint Proxy Statement/Private Placement Memorandum.

2. To transact such further business as may properly come before the CardioDyne Meeting, or any adjournment or adjournments thereof.

     Stockholders who do not vote in favor of the Merger Agreement and follow the procedures set forth in Section 262 of the Delaware General Corporation Law will have the right to have the "fair value" of their shares of CardioDyne's capital stock judicially determined and paid to them in cash if the Merger Agreement is adopted and the transactions contemplated thereby are consummated. A copy of Section 262 is attached as Annex F to the Joint Proxy Statement/Private Placement Memorandum accompanying this Notice.

     Stockholders of record as of the close of business on September 5, 1995 are entitled to notice of and to vote at the CardioDyne Meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                          Paul Epstein
                                          Chairman

Brookline, Massachusetts
September 21, 1995

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF CARDIODYNE, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                               LUXTEC CORPORATION
                                      AND
                                CARDIODYNE, INC.

                             JOINT PROXY STATEMENT
                            ------------------------

                               LUXTEC CORPORATION

                          PRIVATE PLACEMENT MEMORANDUM
                            ------------------------

     This Joint Proxy Statement/Private Placement Memorandum ("Proxy Statement/PPM") is being furnished to stockholders of Luxtec Corporation, a Massachusetts corporation ("Luxtec" or the "Company"), and to stockholders of CardioDyne, Inc., a Delaware corporation ("CardioDyne" or "Target"), in connection with the solicitation of proxies by the Board of Directors of each of Luxtec ("Luxtec Board") and CardioDyne ("CardioDyne Board") for use at the Annual Meeting of Stockholders of Luxtec (the "Luxtec Meeting") and the Special Meeting of Stockholders of CardioDyne (the "CardioDyne Meeting" and, together with the Luxtec Meeting, the "Meetings"), in each case including any adjournments or postponements thereof, scheduled to be held on October 20, 1995. Insofar as this Proxy Statement/PPM constitutes a proxy statement of CardioDyne, no class of capital stock of CardioDyne is registered under the Securities Exchange Act of 1934 (the "Exchange Act"). Accordingly, the proxy rules under the Exchange Act are not applicable to the solicitation of proxies by CardioDyne, but other legal remedies, including general common law and anti-fraud provisions, may apply to such solicitation. Among other things, this Proxy Statement/PPM relates to the proposed merger (the "Merger") of CardioDyne with and into Luxtec CD Acquisition Co. Inc., a Massachusetts corporation and wholly-owned subsidiary of Luxtec ("Acquirer"), pursuant to the Agreement of Merger and Plan of Reorganization dated as of June 28, 1995 (the "Merger Agreement"), among Luxtec, CardioDyne, Acquirer and Paul Epstein and Patrick Phillipps, as representatives of the stockholders of CardioDyne (the "Representatives"), and certain related agreements. The Merger will become effective when Articles of Merger and a Certificate of Merger are filed with the Secretary of State of each of Massachusetts and Delaware, respectively (the "Effective Time"). At the Effective Time, the separate existence of CardioDyne will cease and Acquirer will be the surviving corporation (the "Surviving Corporation") and will immediately change its name to CardioDyne, Inc. With respect to the stockholders of Luxtec ("Luxtec Stockholders"), this Proxy Statement/PPM also relates to the election of Class II Directors of Luxtec, the amendment of Luxtec's 1992 Stock Option Plan, the approval of Luxtec's 1995 Stock Option Plan For Non-Employee Directors, amendment of the Luxtec Articles of Organization, and the ratification of the appointment of Arthur Andersen LLP as the independent public accountants of Luxtec, each of which is described herein. This Proxy Statement/PPM was first mailed to Luxtec Stockholders and the stockholders of CardioDyne ("CardioDyne Stockholders") on or about September 21, 1995. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company and CardioDyne.

     Upon consummation of the Merger, subject to provisions for payment of cash for fractional shares, each share of common stock, $0.01 par value per share, of CardioDyne (the "CardioDyne Common Stock") which is issued and outstanding at the Effective Time shall, at the Effective Time, be converted (subject to statutory dissenters' rights of appraisal) into such fraction of a share of common stock, $0.01 par value per share, of Luxtec (the "Luxtec Common Stock") as equals one million (1,000,000) divided by the total number of shares of CardioDyne Common Stock issued and outstanding at the Effective Time (without regard to the exercise by any CardioDyne Stockholder of statutory dissenters' rights) (the "Exchange Rate"). Irrespective of the number of shares of capital stock of CardioDyne issued and outstanding at the Effective Time and of the number of any outstanding options, warrants or other rights to purchase shares of the capital stock of CardioDyne at the Effective Time and of the number of any outstanding securities exchangeable for or convertible into shares of the capital stock of CardioDyne at the Effective Time, Luxtec shall be obligated to issue no more than an aggregate of one million (1,000,000) shares of Luxtec Common Stock (such number of shares being subject to reduction to account for the exercise by any CardioDyne Stockholder of statutory dissenters' rights of appraisal) (such shares referred to as "Exchanged Shares"), in connection with the Merger of Acquirer and CardioDyne, except to the extent required pursuant to the provisions of the Merger Agreement regarding the Purchase Price Adjustment and the Earn-Out Payments. Assuming the issuance of one million (1,000,000) shares of Luxtec Common Stock in connection with the Merger, existing CardioDyne stockholders would own approximately 41% of the Luxtec Common Stock outstanding immediately after the Merger. See "THE MERGER AGREEMENT -- Effects of the Merger", "THE MERGER AGREEMENT -- Purchase Price Adjustment" and "THE MERGER AGREEMENT -- Additional Consideration."

     In addition to the shares of Luxtec Common Stock issued at the Effective Time, each CardioDyne Stockholder will be entitled to receive earn-out payments from and after the date of Luxtec's first commercial sale of non-invasive products which continuously or nearly continuously measure a parameter that correlates to blood pressure (see the Merger Agreement for complete definition of "CNIMT Products") up to and including the seventeenth (17th) anniversary of such date. Such annual payments shall be equal to five percent (5%) of Luxtec's "Realized CNIMT Net Sales" (see the Merger Agreement for a complete definition) on such CNIMT Products ("Earn-Out Payments"). Such Earn-Out Payments shall be paid to CardioDyne Stockholders on a pro rata basis in accordance with each CardioDyne Stockholder's ownership of CardioDyne Common Stock immediately prior to the Effective Time. Earn-Out Payments shall be paid, without withholding for taxes or for any other reason or claim, (i) fifty percent (50%) in cash and (ii) fifty percent (50%) in shares of Luxtec Common Stock. The Merger Agreement also provides for additional payments or the right to continue receiving payments or to renegotiate the terms of such payments if Luxtec licenses the right to develop, manufacture or distribute the CNIMT Products to a non-affiliate third party or sells, assigns or otherwise transfers, in whole or in part, the technology underlying the CNIMT Products, respectively. See "THE MERGER AGREEMENT -- Additional Consideration."

     In the event that the average of the closing prices of Luxtec Common Stock on the American Stock Exchange ("AMEX") during the twenty (20) trading days ending five (5) trading days before the Closing Date of the Merger Agreement (the "Closing Price") shall be less than $3.25 per share, then Luxtec shall be obligated to pay to the CardioDyne Stockholders, pro rata, additional consideration in an aggregate amount (the "Adjustment Amount") equal to the actual number of Exchanged Shares issued pursuant to the Merger up to one million (1,000,000) (such number of shares being subject to reduction to account for the exercise by any CardioDyne Stockholder of statutory dissenters' rights of appraisal) multiplied by the excess of (i) $3.25 over (ii) the Closing Price. The Adjustment Amount shall be paid, pro rata, to the CardioDyne Stockholders,
(i) fifty percent (50%) in cash and (ii) fifty percent (50%) in shares of Luxtec Common Stock, and shall be made in annual installments in accordance with the terms of the Merger Agreement. Notwithstanding the foregoing, Luxtec shall have no obligation to make any payments with respect to the Adjustment Amount as otherwise required hereby in the event that the unweighted average of the closing prices of Luxtec Common Stock for any twenty (20) consecutive trading days during the eighteen (18) month period immediately following the Closing Date shall equal or exceed $4.00 per share. See "THE MERGER AGREEMENT -- Purchase Price Adjustment".

     Pursuant to the Merger Agreement, the CardioDyne Stockholders will be required to deposit into escrow at the closing of the Merger fifteen percent (15%) of the shares of Luxtec Common Stock which they are entitled to receive in the Merger. Luxtec will be able to seek recovery from the escrow for damages arising from breaches of CardioDyne's representations, warranties and covenants contained in the Merger Agreement. The approval of the Merger Agreement by the CardioDyne Stockholders will constitute their consent to the appointment of Messrs. Paul Epstein and Patrick G. Phillipps as the Representatives with respect to such escrow and with respect to any matters arising in connection with the Earn-Out Payments. See "THE MERGER AGREEMENT -- Additional Consideration," "THE MERGER AGREEMENT -- Indemnification and Escrow" and "CERTAIN OTHER AGREEMENTS -- Escrow Agreement."

     For purposes of voting at the CardioDyne Meeting each share of CardioDyne Common Stock will have one vote. Under CardioDyne's Certificate of Incorporation (the "CardioDyne Charter"), its By-Laws (the "CardioDyne By-Laws"), applicable Delaware law and the Merger Agreement, the Merger must be approved by the affirmative vote of at least a majority of the outstanding shares of CardioDyne Common Stock.

     Any CardioDyne Stockholder who (1) files with CardioDyne before the taking of the vote on the approval of the Merger a written demand for an appraisal of his shares of CardioDyne Common Stock and payment thereof, and (2) does not vote his shares of CardioDyne Common Stock in favor of the Merger Agreement, will have the right to file in the Delaware Court of Chancery within one-hundred twenty (120) days after the Effective Time of the Merger, a petition demanding a determination of the value of the shares of CardioDyne Common Stock of all such dissenting CardioDyne Stockholders. Notwithstanding the foregoing, at any time within sixty (60) days after the Effective Time of the Merger, any such stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered pursuant to the Merger. See "DISSENTERS' RIGHTS."

     This Proxy Statement/PPM also relates to the private offer and sale of the up to one million (1,000,000) shares of Luxtec Common Stock, plus any shares issued in connection with Earn-Out Payments and the Adjustment Amount, which shall be, or the rights to which shall be, issued in connection with the Merger. The shares of Luxtec Common Stock are offered pursuant to an exemption provided by Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and certain state securities acts, and certain rules and regulations promulgated pursuant thereto. The Luxtec Common Stock may not be transferred in the absence of an effective registration statement under the Securities Act and applicable state securities laws or exemptions therefrom. Luxtec Common Stock is listed on the AMEX. On September 15, 1995, the closing price of Luxtec Common Stock was $5.00 per share. See "THE MERGER
AGREEMENT -- Securities Laws Matters", "THE MERGER AGREEMENT -- Registration Rights" and "CERTAIN OTHER AGREEMENTS -- CardioDyne Stockholder Representation Certificate."

     With respect to the Luxtec Meeting, the close of business on September 5, 1995 has been established as the record date for determining the stockholders entitled to notice of and to vote at the Luxtec Meeting and at any adjournments thereof. As of the record date, there were issued and outstanding and entitled to vote 1,438,661 shares of Luxtec Common Stock. Holders of shares of Luxtec Common Stock are entitled to one vote for each share owned at the record date on all matters to come before the Luxtec Meeting and any adjournments thereof. The presence in person or by proxy of holders of a majority of the shares of Luxtec Common Stock entitled to vote at the Luxtec Meeting constitutes a quorum for the transaction of business.

     In connection with the Luxtec Meeting, any proxy may be revoked at any time before it is voted by written notice received by the Clerk of Luxtec or by attending the Luxtec Meeting and voting in person; but if not so revoked, the shares represented by such proxy will be voted. Attendance at the Luxtec Meeting will not by itself constitute revocation of a proxy unless the stockholder so attending notifies the Clerk of Luxtec in writing at any time prior to the voting of the proxy. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals which may properly come before the Luxtec Meeting. Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and proxies that withhold authority to vote for election as a director or that reflect abstentions will be deemed present for the purpose of determining the presence of a quorum for the transaction of business. A broker non-vote will have no effect on the outcome of voting on such proposal. An abstention with respect to a proposal will have the effect of a vote against such proposals.

     The Luxtec Board does not know of any matters which will be brought before the Luxtec Meeting other than those matters specifically set forth in the notice of Luxtec Meeting (the "Luxtec Notice"). However, if any other matter properly comes before the Luxtec Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitute acting thereunder, will vote on such matter in accordance with their best judgment.

     A representative of Arthur Andersen LLP is expected to be present at the Luxtec Meeting. This representative is expected to be available to respond to appropriate questions.

     With respect to the CardioDyne Meeting, the close of business on September 5, 1995 has been established as the record date for determining the stockholders entitled to notice of and to vote at the CardioDyne Meeting and at any adjournments thereof. As of the record date, there were issued and outstanding and entitled to vote 4,220,670 shares of CardioDyne Common Stock. Holders of shares of CardioDyne Common Stock are entitled to one vote for each share owned at the record date on all matters to come before the CardioDyne Meeting and any adjournments thereof. The presence in person or by proxy of holders of a majority of the shares of CardioDyne Common Stock entitled to vote at the CardioDyne Meeting constitutes a quorum for the transaction of business.

     In connection with the CardioDyne Meeting, any proxy may be revoked at any time before it is voted by written notice received by the Secretary of CardioDyne or by attending the CardioDyne Meeting and voting in person; but if not so revoked, the shares represented by such proxy will be voted. Attendance at the CardioDyne Meeting will not by itself constitute revocation of a proxy unless the stockholder so attending notifies the Secretary of CardioDyne in writing at any time prior to the voting of the proxy. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals which may properly come before the CardioDyne Meeting.

     The CardioDyne Board does not know of any matters which will be brought before the CardioDyne Meeting other than those matters specifically set forth in the notice of CardioDyne Meeting (the "CardioDyne Notice"). However, if any other matter properly comes before the CardioDyne Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitute acting thereunder, will vote on such matter in accordance with their best judgment.

THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT/PPM. THE
  PROPOSED MERGER IS A COMPLEX TRANSACTION. BOTH LUXTEC STOCKHOLDERS AND
     CARDIODYNE STOCKHOLDERS ARE STRONGLY URGED TO READ AND CONSIDER
       CAREFULLY THIS PROXY STATEMENT/PPM IN ITS ENTIRETY, PARTICULARLY
        THE MATTERS REFERRED TO UNDER "RISK FACTORS."

                            ------------------------

THE LUXTEC COMMON STOCK TO BE ISSUED IN THE MERGER IS SPECULATIVE AND
     INVOLVES A HIGH DEGREE OF RISK. SEE "RISK FACTORS." CARDIODYNE
        STOCKHOLDERS MUST BE PREPARED TO BEAR THE RISK OF THEIR
             INVESTMENT FOR AN INDEFINITE PERIOD AND BE ABLE TO
                 WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.

                            ------------------------

IN MAKING AN INVESTMENT DECISION CARDIODYNE STOCKHOLDERS MUST RELY ON THEIR
  OWN EXAMINATION OF LUXTEC AND THE TERMS OF THE MERGER, INCLUDING THE
    MERITS AND RISKS INVOLVED. THE SECURITIES TO BE ISSUED IN THE MERGER
     HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE
       COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
          STATEMENT/PPM. ANY REPRESENTATION TO THE CONTRARY IS A
            CRIMINAL OFFENSE.

          The date of this Proxy Statement/PPM is September 21, 1995.

NO PERSON IS AUTHORIZED BY LUXTEC OR CARDIODYNE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PPM, IN CONNECTION WITH THE OFFERING OF LUXTEC COMMON STOCK TO THE CARDIODYNE STOCKHOLDERS PURSUANT TO THE MERGER AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT/PPM DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, LUXTEC COMMON STOCK TO ANY CARDIODYNE STOCKHOLDER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                            ------------------------

NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PPM TO THE CARDIODYNE STOCKHOLDERS OR THE LUXTEC STOCKHOLDERS NOR ANY DISTRIBUTION OF LUXTEC COMMON STOCK TO THE CARDIODYNE STOCKHOLDERS PURSUANT TO THE MERGER SHALL IMPLY THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN THE AFFAIRS OF LUXTEC OR CARDIODYNE SINCE THE DATE HEREOF.
                            ------------------------

IN CONNECTION WITH THE OFFER AND ISSUANCE OF LUXTEC COMMON STOCK TO THE CARDIODYNE STOCKHOLDERS PURSUANT TO THE MERGER, THE CARDIODYNE STOCKHOLDERS ARE BEING REQUESTED TO MAKE REPRESENTATIONS WITH RESPECT TO THEIR NET WORTH OR INCOME AND TO REPRESENT, AMONG OTHER THINGS, THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THE MERGER. SEE "THE MERGER."
                            ------------------------

THIS PROXY STATEMENT/PPM CONSTITUTES AN OFFER OF LUXTEC COMMON STOCK ONLY TO THOSE CARDIODYNE STOCKHOLDERS TO WHOM THIS PROXY STATEMENT/PPM IS INITIALLY DISTRIBUTED BY CARDIODYNE.
                            ------------------------

IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE MERGER, CARDIODYNE STOCKHOLDERS MUST RELY ON THEIR OWN EXAMINATION OF LUXTEC AND THE TERMS OF THE MERGER, INCLUDING THE MERITS AND RISKS INVOLVED. CARDIODYNE STOCKHOLDERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROXY STATEMENT/PPM AS INVESTMENT, TAX OR LEGAL ADVICE. THIS PROXY STATEMENT/PPM AND THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN, AS WELL AS THE NATURE OF AN INVESTMENT IN THE LUXTEC COMMON STOCK, SHOULD BE REVIEWED BY EACH CARDIODYNE STOCKHOLDER, HIS OR HER INVESTMENT, TAX OR OTHER ADVISORS, AND HIS OR HER ACCOUNTANTS OR LEGAL COUNSEL.
                            ------------------------

ANY CARDIODYNE OR LUXTEC STOCKHOLDER MAY ASK QUESTIONS AND RECEIVE ANSWERS CONCERNING THE TERMS AND CONDITIONS OF THE MERGER OR REQUEST ADDITIONAL INFORMATION TO VERIFY THE LUXTEC INFORMATION CONTAINED HEREIN BY CALLING JAMES
W. HOBBS AT LUXTEC AT (508) 856-9454 DURING NORMAL BUSINESS HOURS OR BY WRITING TO LUXTEC AT 326 CLARK STREET, WORCESTER, MASSACHUSETTS 01606-1214. TO REQUEST ADDITIONAL INFORMATION TO VERIFY THE CARDIODYNE INFORMATION CONTAINED HEREIN, ANY CARDIODYNE OR LUXTEC STOCKHOLDER MAY CALL PAUL EPSTEIN AT CARDIODYNE AT
(617) 566-7753 DURING NORMAL BUSINESS HOURS OR WRITE TO CARDIODYNE AT 95 CLINTON ROAD, BROOKLINE, MASSACHUSETTS 02146.
                            ------------------------

CERTAIN PROVISIONS OF VARIOUS AGREEMENTS WITH RESPECT TO THE MERGER ARE SUMMARIZED IN THIS JOINT PROXY STATEMENT/PPM, BUT NEITHER CARDIODYNE STOCKHOLDERS NOR LUXTEC STOCKHOLDERS SHOULD ASSUME THAT THE SUMMARIES ARE COMPLETE. SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS, WHICH ARE ATTACHED TO THIS PROXY STATEMENT/PPM.
                            ------------------------

IT IS THE RESPONSIBILITY OF ANY CARDIODYNE STOCKHOLDER WISHING TO RECEIVE THE LUXTEC COMMON STOCK PURSUANT TO THE MERGER TO SATISFY HIMSELF OR HERSELF AS TO FULL OBSERVANCE WITH THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE U.S. IN CONNECTION THEREWITH, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.
                            ------------------------

                             AVAILABLE INFORMATION

     Luxtec is subject to the reporting requirements of the Exchange Act, and in accordance therewith files periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information concerning Luxtec may be inspected and copies may be obtained (at prescribed rates) at the Commission's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the following regional offices: 7 World Trade Center, 13th Floor, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60604.

     THIS PROXY STATEMENT/PPM INCORPORATES BY REFERENCE CERTAIN DOCUMENTS WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. UPON WRITTEN OR ORAL REQUEST, LUXTEC WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT/PPM IS DELIVERED A COPY OF THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE THEREIN). REQUESTS SHOULD BE SUBMITTED IN WRITING OR BY TELEPHONE AT (508) 856-9454 TO JAMES W. HOBBS, LUXTEC CORPORATION, 326 CLARK STREET, WORCESTER, MASSACHUSETTS 01606-1214. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY SEPTEMBER 29, 1995.

     ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT/PPM RELATING TO LUXTEC HAS BEEN SUPPLIED AND/OR APPROVED BY LUXTEC, AND ALL INFORMATION RELATING TO CARDIODYNE HAS BEEN SUPPLIED AND/OR APPROVED BY CARDIODYNE.

                      DOCUMENTS INCORPORATED BY REFERENCE

     The following documents previously filed with the Commission are hereby incorporated by reference into this Proxy Statement/PPM:

     1. Luxtec's Annual Report on Form 10-K, as amended, for the year ended October 31, 1994.

     2. Luxtec's Quarterly Reports on Form 10-Q for the periods ended January 31, 1995, April 30, 1995, and July 31, 1995.

     3. The description of the Luxtec Common Stock contained in its Registration Statement on Form 8-A (File No. 1-12960) filed on April 4, 1994.

     4. All other reports filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act since October 31, 1994.

     All documents subsequently filed by Luxtec pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of closing of the Merger shall be deemed to be incorporated by reference into this Proxy Statement/PPM and to be part of this Proxy Statement/PPM from the date of filing thereof. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/PPM to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated herein modifies or replaces such statement. Any statement so modified or superseded shall not be deemed, in its unmodified form, to constitute a part of this Proxy Statement/PPM.

     This Proxy Statement/PPM is accompanied by copies of Luxtec's Annual Report on Form 10-K, as amended, for the year ended October 31, 1994, Luxtec's quarterly reports on Form 10-Q for the periods ended January 31, 1995, April 30, 1995, and July 31, 1995, and with respect to Luxtec Stockholders who became such after July 4, 1995 and CardioDyne Stockholders, Luxtec's 1994 Annual Report to Stockholders. Luxtec Stockholders who were such on July 4, 1995, were sent Luxtec's 1994 Annual Report to Stockholders under separate cover on July 5, 1995.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
                                         PROPOSAL 1
APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF ORGANIZATION
  IN CONNECTION WITH THE AGREEMENT OF MERGER AND PLAN OF REORGANIZATION...............   12
  Summary.............................................................................   13
     The Companies....................................................................   13
     The Meetings.....................................................................   13
     Operations After the Merger......................................................   13
     Recommendation of Boards of Directors/Votes Required.............................   14
     Certain Federal Income Tax Consequences of the Merger............................   14
     Terms of the Merger Agreement....................................................   14
     Certain Other Agreements.........................................................   15
     Conflicts of Interest............................................................   16
     Comparison of Stockholders' Rights...............................................   16
     Dissenters' Rights...............................................................   16
     Risk Factors.....................................................................   16
  Market Price and Dividend Date......................................................   17
  Selected Historical and Pro Forma Combining Financial Data..........................   18
     Luxtec -- Historical Information.................................................   19
     CardioDyne -- Historical Information.............................................   20
     Pro Forma Combining Condensed Statement of Operations............................   21
     Pro Forma Combining Condensed Balance Sheet......................................   23
  Unaudited Comparative Per Share Data................................................   25
  Risk Factors........................................................................   26
  Luxtec Corporation..................................................................   30
  The Luxtec Meeting..................................................................   30
  CardioDyne, Inc.....................................................................   31
  The CardioDyne Meeting..............................................................   31
  The Merger..........................................................................   32
     Background of the Merger.........................................................   32
     Reasons for the Merger...........................................................   35
     Operations After the Merger......................................................   35
     Recommendations of the Boards of Directors.......................................   35
     Accounting Treatment of the Merger...............................................   35
     Certain Federal Income Tax Consequences of the Merger............................   36
  The Merger Agreement................................................................   40
     Effective Time of the Merger.....................................................   40
     Effects of the Merger............................................................   40
     Exchange of Stock Certificates...................................................   41
     Fractional Shares................................................................   42
     Additional Consideration.........................................................   42

                                                                                        PAGE
                                                                                        ----
     Purchase Price Adjustment........................................................   43
     Representations and Warranties...................................................   44
     Conduct of Business..............................................................   44
     Conditions to the Merger.........................................................   45
     Securities Laws Matters..........................................................   45
     Registration Rights..............................................................   46
     Survival and Materiality of Representations......................................   47
     Tax Consequences to the Parties..................................................   47
     Termination......................................................................   47
     Indemnification and Escrow.......................................................   47
     Expenses.........................................................................   48
     Miscellaneous....................................................................   49
  Certain Other Agreements............................................................   49
     Invention and Non-Disclosure Agreements/Non-Competition Agreements...............   49
     Escrow Agreement.................................................................   50
     CardioDyne Stockholder Representation Certificate................................   50
  Conflicts of Interest...............................................................   51
     CardioDyne Directors and Management..............................................   51
  Business and Financial Information Regarding CardioDyne.............................   51
     Results of Operations............................................................   51
     Liquidity and Capital Resources..................................................   51
  Business............................................................................   52
     Overview.........................................................................   52
     Background.......................................................................   52
     Products.........................................................................   52
     Clinical Applications and Markets................................................   53
     Manufacturing....................................................................   54
     Government Regulation............................................................   54
     Patents and Proprietary Information..............................................   55
     Competition......................................................................   55
     Employees........................................................................   55
     Litigation.......................................................................   55
     Management.......................................................................   56
     Principal Stockholders...........................................................   57
  Selected Information Regarding Luxtec...............................................   57
     Description of Luxtec Common Stock...............................................   57
     Massachusetts Anti-Takeover Law..................................................   58
     Luxtec Transfer Agent and Registrar..............................................   58
  Comparison of Rights of Holders of Luxtec Common Stock and CardioDyne Common
     Stock............................................................................   58
     General..........................................................................   58
     Dividends and Repurchases........................................................   58

                                                                                        PAGE
                                                                                        ----
     Size and Classifications of the Board of Directors...............................   58
     Removal of Directors.............................................................   59
     Amendment of Governing Documents.................................................   59
     Appraisal Rights.................................................................   60
     Power to Call Special Meetings of Stockholders...................................   60
     Consents of Stockholders.........................................................   60
     Required Vote for Certain Business Combination...................................   60
     State Anti-takeover Statutes.....................................................   60
  Dissenters' Rights..................................................................   61
  Legal Matters.......................................................................   63
                                       PROPOSAL 2
APPROVAL OF THE ISSUANCE OF LUXTEC COMMON STOCK IN CONNECTION
  WITH THE AGREEMENT OF MERGER AND PLAN OF REORGANIZATION.............................   64
                                       PROPOSAL 3
ELECTION OF LUXTEC DIRECTORS
  Election of Luxtec Directors........................................................   65
  Board of Directors Meetings and Committees..........................................   67
  Executive Compensation..............................................................   68
  Summary Compensation Table..........................................................   68
  Option Grants in Last Fiscal Year...................................................   68
  Aggregated Option Exercises in Last Fiscal Year.....................................   68
  Executive Employment Agreements.....................................................   69
  Director Compensation...............................................................   69
Reports of Beneficial Ownership.......................................................   69
Certain Transactions..................................................................   69
                                       PROPOSAL 4
AMENDMENT OF THE COMPANY'S 1992 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES
  AUTHORIZED FOR ISSUANCE UNDER THE PLAN..............................................   70
                                       PROPOSAL 5
APPROVAL OF THE COMPANY'S 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS...........   72
                                       PROPOSAL 6
APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF ORGANIZATION...................   74
                                       PROPOSAL 7
RATIFICATION OF APPOINTMENT OF ACCOUNTANTS............................................   75
STOCKHOLDER PROPOSALS.................................................................   76
GENERAL...............................................................................   76
INDEX TO FINANCIAL STATEMENTS.........................................................  F-1

 ANNEXES
----------
Annex A     Agreement of Merger and Plan of Reorganization
Annex B-1   Form of Articles of Amendment to Articles of Organization of Luxtec with respect to increase in authorized capital stock
Annex B-2   Form of Articles of Amendment to Articles of Organization of Luxtec with respect to limitation of liability and indemnification of officers and directors
Annex C     Articles of Organization of Luxtec
Annex D     Articles of Organization of Acquirer
Annex E     By-Laws of Acquirer
Annex F     Excerpt from General Corporation Law of the State of Delaware relating to
            Appraisal Rights
Annex G     1995 Stock Option Plan For Non-Employee Directors of Luxtec
Annex H     Consent of Arthur Andersen LLP
Annex I     Proxies

                                   PROPOSAL 1

                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
                  ARTICLES OF ORGANIZATION IN CONNECTION WITH
               THE AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

     The Luxtec Board, (i) by resolution adopted at a meeting on December 8, 1994, has recommended the adoption of the Amendment (attached as Annex B-1 to this Proxy Statement/PPM), amending the Articles of Organization of Luxtec (attached as Annex C to this Proxy Statement/PPM, as previously amended, the "Luxtec Charter") in order to increase the authorized capital stock of the Company, and (ii) by unanimous written consent dated June 28, 1995, has approved the Merger Agreement (attached as Annex A to this Proxy Statement/PPM).

     Article 3 of the Luxtec Charter now provides that the Company has the authority to issue only one class of stock, consisting of 2,000,000 shares of Luxtec Common Stock. The Amendment would amend Article 3 of the Luxtec Charter to increase the authorized number of shares of Luxtec Common Stock from 2,000,000 shares to 10,000,000 shares, with no change in par value and no change in the voting powers, qualifications, rights and privileges of such Luxtec Common Stock. All shares of Luxtec Common Stock will continue to be equal to each other with respect to voting rights, liquidation rights and dividend rights. No preemptive rights to purchase additional shares attach to shares of Luxtec Common Stock. Holders of Luxtec Common Stock do not have the right to cumulate their votes for the elections of Directors. Each share of Luxtec Common Stock is entitled to one vote on each matter submitted to shareholders.

     The additional shares of authorized Luxtec Common Stock will allow the Company to complete the Merger referred to and described below. The additional shares of authorized Luxtec Common Stock will also allow for the administration and granting of options under the 1992 Stock Plan, as amended, and the 1995 Directors' Plan, as adopted, and will allow the Company the flexibility to respond to future developments, including other potential acquisitions, stock splits, joint ventures and additional corporate financings. If this proposal is approved by the shareholders of Luxtec, the Luxtec Board will be able to issue additional shares of Luxtec Common Stock without first seeking shareholder approval. The issuance of any such shares may have a dilutive effect on the holdings of current shareholders. Notwithstanding the foregoing, the AMEX Listing Standards and Requirements will still generally require shareholder approval for listing shares reserved for issuances of options granted to Luxtec officers, directors and key employees and for certain acquisition and sale transactions. Although no transactions other than the Merger described below are currently under consideration by the Luxtec Board, the Luxtec Board believes that the complexity of modern business financing and acquisition transactions requires that it be able to respond promptly and effectively to changes in market conditions. The authorization of additional shares of Luxtec Common Stock will enable the Luxtec Board to do so. Assuming the approval of all of the proposals contained in this Proxy Statement/PPM, the number of unissued shares of Luxtec Common Stock not otherwise reserved for issuance will be approximately 7,061,339 shares.

     The Luxtec Board recommends that the shareholders vote "FOR" the proposed amendment of the Luxtec Charter thereby allowing the Company to consummate the Merger Agreement and the transactions contemplated therein, and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Luxtec Common Stock outstanding and entitled to vote thereon is required for approval of the Amendment to the Luxtec Charter. Although no stockholder vote is required under Massachusetts Business Corporation Law with respect to the Merger Agreement, Note A to
Schedule 14A of the Exchange Act of 1934, as amended (which sets out the rules governing the solicitation of proxies), provides that in these circumstances, this solicitation with respect to the increase in authorized shares also constitutes a solicitation with respect to the Merger Agreement. Accordingly, the information with respect to the Merger Agreement and the transactions contemplated thereby is being provided for your review in connection with this proposal.

     The CardioDyne Board, by resolution adopted at a meeting on June 22, 1995, has approved the Merger Agreement (attached as Annex A to this Proxy Statement/PPM). The CardioDyne Board recommends that the shareholders vote "FOR" the approval and adoption of the Merger Agreement and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of CardioDyne Common Stock outstanding and entitled to vote thereon is required for approval of the Merger Agreement.

                                    SUMMARY

     The following is a summary of certain information contained in this Proxy Statement/PPM. Reference is made to, and this summary is qualified in its entirety by, the more detailed information and financial statements, including the notes thereto, appearing elsewhere in this Proxy Statement/PPM, in its Annexes, and in the documents referred to herein which contain further information, some of which is not summarized below. STOCKHOLDERS OF LUXTEC AND CARDIODYNE ARE URGED TO REVIEW THE ENTIRE PROXY STATEMENT/PPM CAREFULLY, INCLUDING THE ANNEXES INCLUDED HEREIN, PARTICULARLY THE MATTERS REFERRED TO UNDER "RISK FACTORS", "THE MERGER" AND "THE MERGER AGREEMENT." Unless the context otherwise requires, references in this Proxy Statement/PPM to "Luxtec" mean Luxtec and its wholly-owned subsidiaries.

THE COMPANIES

     Luxtec Corporation ("Luxtec" or the "Company") is a Massachusetts-based manufacturer of surgical vision and related medical products. The Company owns all of the capital stock of Luxtec CD Acquisition Co. Inc. ("Acquirer"), a Massachusetts corporation recently organized by the Company for the purpose of effecting the acquisition of CardioDyne, Inc. The Company's executive offices are located at 326 Clark Street, Worcester, Massachusetts 01606-1214, and its telephone number is (508) 856-9454.

     CardioDyne, Inc. ("CardioDyne" or "Target") is a Massachusetts-based company engaged in the development and commercialization of a product line of proprietary motion tolerant, non-invasive blood pressure monitors for use on moving and exercising patients. CardioDyne has a principal business address at 95 Clinton Road, Brookline, Massachusetts 02146, and its telephone number is
(617) 566-7753.

THE MEETINGS

     LUXTEC MEETING. The Luxtec Meeting is scheduled to be held on October 20, 1995 at 11:00 a.m. at the offices of Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts. Only the Luxtec Stockholders of record at the close of business on September 5, 1995 (the "Luxtec Record Date") will be entitled to notice of and to vote at the Luxtec Meeting.

     At the Luxtec Meeting, Luxtec Stockholders will consider and vote upon proposals to (1) approve an amendment of the Luxtec Charter to increase the number of shares authorized for issuance by the Company, (2) approve the issuance of up to one million (1,000,000) shares of Luxtec Common Stock in connection with the Merger Agreement, (3) elect two Class II directors of the Company each to hold a three-year term, (4) ratify the amendment of the Company's 1992 Stock Option Plan to increase the number of shares authorized for issuance under the Plan and to limit the number of options that may be granted to any one individual under the Plan in any fiscal year, (5) approve the Company's 1995 Stock Option Plan For Non-Employee Directors, (6) approve an amendment of the Luxtec Charter with respect to the limitation of liability and indemnification of directors and officers of the Company, and (7) ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company. See "THE LUXTEC MEETING."

     CARDIODYNE MEETING. The CardioDyne Meeting is scheduled to be held on October 20, 1995 at 4:00 p.m. at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts. Only the CardioDyne Stockholders of record at the close of business on September 5, 1995 (the "CardioDyne Record Date") will be entitled to notice of and to vote at the CardioDyne Meeting.

     At the CardioDyne Meeting, CardioDyne Stockholders will consider and vote upon a proposal to approve and adopt the Merger Agreement. See "THE CARDIODYNE MEETING."

OPERATIONS AFTER THE MERGER

     Upon consummation of the Merger, CardioDyne will be merged into Acquirer, which, as the Surviving Corporation, will remain a wholly-owned subsidiary of the Company. Acquirer will change its name to CardioDyne, Inc. and will continue to operate as a wholly-owned subsidiary of the Company. The Company intends to devote significant resources to the development and marketing of an intermittent and a continuous non-invasive blood pressure monitor in conjunction with Patrick Phillipps and Paul Epstein, co-founders of CardioDyne and co-inventors of its proprietary monitoring technology, who will join the Company as employees and Directors. See "THE MERGER -- Operations After the Merger."

RECOMMENDATION OF BOARDS OF DIRECTORS/VOTES REQUIRED

     LUXTEC BOARD. The Luxtec Board unanimously approved the Amendment to the Luxtec Charter and believes that it is fair and in the best interests of the Luxtec Stockholders. The Luxtec Board unanimously recommends that the Luxtec Stockholders vote "FOR" the proposed Amendment of the Luxtec Charter thereby allowing the Company to consummate the Merger Agreement and the transactions contemplated therein and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Luxtec Common Stock outstanding and entitled to vote thereon is required for approval of the Amendment to the Luxtec Charter.

     CARDIODYNE BOARD. The CardioDyne Board unanimously approved the Merger Agreement and believes that the transactions contemplated thereby are fair and in the best interests of the CardioDyne Stockholders. The CardioDyne Board unanimously recommends that the CardioDyne Stockholders vote "FOR" the approval of the Merger Agreement and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of CardioDyne Common Stock outstanding and entitled to vote thereon is required for approval of the Merger Agreement.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     Assuming that the Merger and related transactions will take place as described in the Merger Agreement, Luxtec and CardioDyne intend to treat the Merger as a tax-free "reorganization" within the meaning of Section 368(a) of the Code. As a general proposition, subject to the tax treatment of the Earn-Out Payments and the Adjustment Amount, a holder who exchanges his CardioDyne Common Stock solely for Luxtec Common Stock in the Merger will not recognize gain or loss on the exchange. Notwithstanding the foregoing, because there is uncertainty concerning the Federal income tax consequences associated with the Merger, each holder of CardioDyne Common Stock should consult his own tax advisor regarding the tax consequences of the Merger in light of such holder's own situation, including the application and effect of any state, local or foreign income and other tax laws. See "THE MERGER AGREEMENT -- Certain Federal Income Tax Consequences of the Merger."

TERMS OF THE MERGER AGREEMENT

     EFFECTIVE TIME. If the Amendment to the Luxtec Charter and the issuance of the shares of Luxtec Common Stock in connection with the Merger Agreement are approved by the requisite vote of the Luxtec Stockholders and the Merger Agreement is approved by the requisite vote of the CardioDyne Stockholders, and if all of the conditions to the Merger have been satisfied or waived, the Merger will become effective as of the time the Articles of Merger and Certificate of Merger are duly filed with the Secretary of State of Massachusetts and Delaware (the "Effective Time"). It is anticipated that the filing of the Articles of Merger and Certificate of Merger will occur as soon as practicable after satisfaction or waiver of all conditions to the Merger. See "THE MERGER AGREEMENT -- Effective Time of the Merger."

     EFFECTS OF THE MERGER. In connection with the Merger, each share of CardioDyne Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held directly or indirectly by stockholders of CardioDyne who duly exercise their appraisal rights, see "Dissenters' Rights") will automatically be converted into and become such fraction of a share of Luxtec Common Stock as equals one million (1,000,000) divided by the number of shares of CardioDyne Common Stock issued and outstanding immediately prior to the Effective Time (without regard to the exercise of statutory dissenters' rights of appraisal by any CardioDyne Stockholders) (the "Exchange Rate"), subject to the issuance of cash in lieu of fractional shares. Irrespective of the number of shares of capital stock of CardioDyne issued and outstanding immediately prior to the Effective Time, Luxtec shall be obligated to issue no more than an aggregate of up to one million (1,000,000) shares of Luxtec Common Stock (such number of shares being subject to reduction to account for the exercise by any CardioDyne Stockholder of statutory dissenters' rights of appraisal), in connection with the Merger of Acquirer and CardioDyne, except to the extent required pursuant to the Earn-Out Payments and the Purchase Price Adjustment. It is expected that there will be 4,295,045 shares of CardioDyne Common Stock issued and outstanding immediately prior to the Effective Time thereby resulting in an Exchange Rate of approximately .23283 shares of Luxtec Common Stock for each share of CardioDyne Common Stock. See "THE MERGER AGREEMENT -- Effects of the Merger."

     The First National Bank of Boston, transfer agent for Luxtec, will act as Paying and Exchange Agent (the "Paying and Exchange Agent") for the exchange of CardioDyne stock certificates for Luxtec stock certificates. As promptly as is practicable following the Effective Time, the Paying and Exchange Agent will mail to each record holder of shares of CardioDyne Common Stock instructions and transmittal materials ("Transmittal Materials") for exchanging such holder's CardioDyne stock certificates for new certificates representing the shares of Luxtec Common Stock into which such holder's shares of CardioDyne Common Stock have been converted, subject to the Escrow Agreement. See "THE MERGER
AGREEMENT -- Exchange of Stock Certificates" and "Indemnification and Escrow" and "CERTAIN OTHER AGREEMENTS -- Escrow Agreement."

     The respective obligations of Luxtec and CardioDyne to effect the Merger are subject to various normal and customary conditions for transactions of this nature. See "THE MERGER AGREEMENT -- Conditions to the Merger."

CERTAIN OTHER AGREEMENTS

     INVENTION AND NON-DISCLOSURE AGREEMENTS/NON-COMPETITION AGREEMENTS. In connection with the Merger Agreement, each of Messrs. Paul Epstein and Patrick
G. Phillipps will become at-will employees of Luxtec and will enter into Invention and Non-Disclosure Agreements and Non-Competition Agreements. See "CERTAIN OTHER AGREEMENTS -- Invention and Non-Disclosure Agreements/Non-Competition Agreements."

     ESCROW AGREEMENT. In connection with the Merger Agreement, the Company, Acquirer and the Representatives will enter into an Escrow Agreement whereby a certain portion of the shares of Luxtec Common Stock to be issued and delivered to the CardioDyne Stockholders pursuant to the Merger Agreement shall be instead delivered to and held by the Escrow Agent. The number of shares to be withheld from each of the CardioDyne Stockholders shall equal fifteen percent (15%) of the total number of Exchanged Shares to be received by such CardioDyne Stockholder for his, her or its shares of CardioDyne Common Stock in the Merger. Additionally, Messrs. Paul Epstein and Patrick G. Phillipps are appointed as the Representatives of the CardioDyne Stockholders in connection with the administration of the Escrow Agreement. See "THE MERGER
AGREEMENT -- Indemnification and Escrow" and "CERTAIN OTHER AGREEMENTS -- Escrow Agreement."

     CARDIODYNE STOCKHOLDER REPRESENTATION CERTIFICATE. In order to ensure that the Merger will be treated as a "tax-free reorganization" for accounting and financial reporting purposes, each CardioDyne Stockholder who receives shares of Luxtec Common Stock pursuant to the Merger Agreement will be required to execute and deliver a Stockholder Representation Certificate, which among other things, requires the CardioDyne Stockholders to make representations that (i) the former CardioDyne Stockholders must indirectly maintain a continuity of interest in the business of CardioDyne by continuing to hold shares of Luxtec following the merger, (ii) such stockholder has not sold, exchanged, transferred or disposed of any shares of CardioDyne Common Stock in contemplation of the Merger and has no present intent to sell, exchange, transfer or dispose of any of the shares of Luxtec Common Stock received by such stockholder pursuant to the Merger, and
(iii) such stockholder is acquiring the shares of Luxtec Common Stock for investment purposes, has sufficient business and financial experience to evaluate the risks in acquiring the shares of Luxtec Common Stock, and is able to bear the economic risk of holding such shares for an indefinite period. The Stockholder Representation Certificate also provides an acknowledgment from the CardioDyne Stockholders that they are bound by the provisions of the Merger Agreement applicable to all such stockholders, including, without limitation, the indemnification and escrow provisions and the appointment of the Representatives for the purpose set forth in the Merger Agreement. See "CERTAIN OTHER
AGREEMENTS -- CardioDyne Stockholder Representation Certificate."

CONFLICTS OF INTEREST

     CARDIODYNE DIRECTORS AND MANAGEMENT. Following the consummation of the Merger, Messrs. Paul Epstein, Chairman and Vice President of CardioDyne, and Patrick G. Phillipps, President of CardioDyne, will become at-will employees and members of the Board of Directors of Luxtec. See, "CERTAIN OTHER
AGREEMENTS -- Invention and Non-Disclosure Agreements/Non-Competition Agreements," "THE MERGER AGREEMENT -- Effects of the Merger -- CardioDyne Stock Options/Convertible Notes," and "CONFLICTS OF INTEREST -- CardioDyne Directors and Management."

COMPARISON OF STOCKHOLDERS' RIGHTS

     The rights of stockholders of CardioDyne are currently governed by applicable Delaware law, the CardioDyne Charter and the CardioDyne By-Laws. Except for those exercising dissenters' rights, CardioDyne Stockholders as of the Effective Time will become stockholders of Luxtec, a Massachusetts corporation, and their rights as Luxtec Stockholders from and after the Merger will be governed by applicable Massachusetts law, the Luxtec Charter and the Luxtec By-Laws. Certain material differences exist between the rights of CardioDyne Stockholders under applicable Delaware law, the CardioDyne Charter and the CardioDyne By-Laws, and the rights of Luxtec Stockholders under applicable Massachusetts law, the Luxtec Charter and the Luxtec By-Laws. See "COMPARISON OF RIGHTS OF HOLDERS OF LUXTEC COMMON STOCK AND CARDIODYNE COMMON STOCK."

DISSENTERS' RIGHTS

     Each CardioDyne Stockholder who does not vote in favor of the Merger Agreement and follows the procedures set forth in Section 262 of the Delaware General Corporation Law will have the right to have the "fair value" of his shares of CardioDyne's capital stock judicially determined and paid to them in cash if the Merger Agreement is adopted and the transactions contemplated thereby are consummated. A copy of Section 262 is attached as Annex F to this Proxy Statement/PPM. See "DISSENTERS' RIGHTS."

RISK FACTORS

     Stockholders of Luxtec and CardioDyne should carefully review the matters set forth under "Risk Factors" before voting on the Merger.

                         MARKET PRICE AND DIVIDEND DATA

     Luxtec's Common Stock is traded on the AMEX under the AMEX symbol "LXU.EC." Luxtec's Common Stock has been listed on the AMEX since April 20, 1994. From Luxtec's initial public offering during September, 1986 until April, 1994 the Company's Common Stock was traded in the over-the-counter market on the National Association of Securities Dealers, Inc. Automated Quotations System (NASDAQ) under the NASDAQ symbol "LUXT."

     There is no established trading market for the CardioDyne Common Stock.

     The following table sets forth (i) the high and low closing bid prices for the Company's Common Stock as reported by NASDAQ for the periods indicated below until April 19, 1994, and (ii) the high and low closing sale prices of the Company's Common Stock on the AMEX during the periods indicated below commencing on April 20, 1994.


                                                                             COMMON STOCK
                                                                            --------------
                                                                             HIGH     LOW
                                                                            ------   -----
    FISCAL YEAR ENDED 10/31/93
    First Quarter.........................................................  $ 2.63   $1.75
    Second Quarter........................................................    2.63    1.38
    Third Quarter.........................................................    2.00    1.25
    Fourth Quarter........................................................    1.75    1.31
    FISCAL YEAR ENDED 10/31/94
    First Quarter.........................................................    2.25    1.50
    Second Quarter........................................................    2.13    1.50
    Third Quarter.........................................................   10.13    2.13
    Fourth Quarter........................................................    7.75    3.75
    FISCAL YEAR ENDED 10/31/95
    First Quarter.........................................................    5.38    3.50
    Second Quarter........................................................    4.00    2.50
    Third Quarter.........................................................    7.25    2.88

     Neither Luxtec nor CardioDyne has ever paid cash dividends on its Common Stock. Both Luxtec and CardioDyne presently intend to retain earnings for the development of their respective businesses and do not anticipate paying cash dividends on their common stock in the foreseeable future.

     On June 28, 1995, the last business day prior to the public announcement of the proposed Merger, the last sale price for a share of Luxtec Common Stock as reported by the AMEX was $3.63. On September 15, 1995, the last sale price for a share of Luxtec Common Stock as reported by the AMEX was $5.00.

           SELECTED HISTORICAL AND PROFORMA COMBINING FINANCIAL DATA

     The selected consolidated statements of operations data presented below with respect to Luxtec Corporation for the years ended October 31, 1994, 1993, 1992 and 1991 and the consolidated balance sheet data at October 31, 1994, 1993, 1992 and 1991 are derived from and qualified by reference to the Company's consolidated financial statements that have been audited by Arthur Andersen LLP, the Company's independent public accountants. The consolidated operating data for the year ended October 31, 1990, and the consolidated balance sheet data as of October 31, 1990, are derived from financial statements audited by KPMG Peat Marwick, independent public accountants. The information set forth below should be read in conjunction with the financial statements and notes thereto incorporated by reference. This data reflects the Company's one-for-ten Common Stock reverse split effected April 10, 1992 for all periods presented.

     The selected statements of operations data presented below with respect to CardioDyne, Inc. for the years ended December 31, 1994, 1993, and 1992 and the balance sheet data at December 31, 1994 and 1993, are derived from and qualified by reference to CardioDyne's financial statements that have been audited by Arthur Andersen LLP, the Company's independent public accountants. The balance sheet data as of December 31, 1990, 1991, and 1992 and the statement of operations data for the years ended December 31, 1990 and 1991 have been derived from unaudited financial statements that are not included herein. The data set forth below should be read in conjunction with the financial statements and related notes.

     The unaudited interim financial information of Luxtec as of and for the nine months ended July 31, 1994 and 1995 and CardioDyne as of and for the six months ended June 30, 1994 and 1995 includes all adjustments, consisting of only normal recurring adjustments, which Luxtec and CardioDyne consider necessary for a fair presentation of their respective financial positions and results of operations for such periods. Operating results for Luxtec and CardioDyne, respectively, for the interim periods of fiscal year 1995 are not necessarily indicative of the results that may be expected for the entire fiscal year 1995.

     The unaudited pro forma combining condensed financial information gives effect to the Merger using the purchase method of accounting and includes the adjustments described in the notes attached hereto. The aggregate consideration to be paid to complete the Merger is approximately Five Million Three Hundred Eighty Thousand Dollars ($5,380,000) in the form of Luxtec Common Stock. Such amount has been computed by multiplying 1,000,000 shares of Luxtec Common Stock, which constitutes the total number of shares of Luxtec Common Stock that will be issued by the Company in connection with the Merger (without giving effect to any additional shares of Luxtec Common Stock required to be issued as additional consideration or upon any purchase price adjustment -- see "THE MERGER
AGREEMENT -- Additional Consideration" and "-- Purchase Price Adjustment"), times $5.38 which is the closing price of Luxtec Common Stock on the American Stock Exchange as of July 27, 1995. During the period from July 27, 1995 through the date hereof, the Company's Common Stock has traded on the American Stock Exchange within a range of $4.00 to $5.50 per share.

     The unaudited pro forma combining condensed balance sheet combines the historical consolidated balance sheet of Luxtec and the balance sheet of CardioDyne as if the Merger had occurred on July 31, 1995. The unaudited pro forma combining condensed statements of operations combine the historical statements of operations as if the Merger occurred on November 1, 1993.

     The unaudited pro forma combining condensed financial information does not purport to represent what Luxtec's results of operations would have been had the Merger occurred on the dates indicated or for any future period or date. The unaudited pro forma combining condensed financial information should be read in conjunction with Luxtec's and CardioDyne's historical financial statements and the notes thereto.

                               LUXTEC CORPORATION

                             HISTORICAL INFORMATION
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)


OPERATING DATA:

                                                                                   NINE MONTHS ENDED
                                      YEARS ENDED OCTOBER 31,                          JULY 31,
                         --------------------------------------------------       -------------------
                          1994       1993       1992       1991       1990         1995         1994
                         ------     ------     ------     ------     ------       ------       ------
Sales..................  $8,139     $6,734     $6,040     $5,474     $4,016       $6,031       $5,854
Net Earnings (Loss)....     164        153        407        368        112          (62)         128
                         ------     ------     ------     ------     ------       ------       ------
Net Earnings (Loss) per
Share..................     .11        .11        .29        .26        .08         (.04)         .09
                         ======     ======     ======     ======     ======       ======       ======


BALANCE SHEET DATA:

                                            OCTOBER 31,                                JULY 31,
                         --------------------------------------------------       -------------------
                          1994       1993       1992       1991       1990               1995
                         ------     ------     ------     ------     ------              ----
Balance Sheet Data:
Working Capital........  $1,410     $1,210     $1,056     $  743     $  351             $1,375
Total Assets...........   4,072      3,431      2,763      2,259      2,374              4,726
Long-term debt and
capital lease
  obligations, less
current portions.......      --         --         67         28         48                 --
Stockholders' equity...   2,163      1,957      1,804      1,397      1,029              2,138

                                CARDIODYNE, INC.

                             HISTORICAL INFORMATION
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)


OPERATING DATA:

                                                                                 SIX MONTHS ENDED
                                          YEARS ENDED DECEMBER 31,                   JUNE 30,
                                  ----------------------------------------       -----------------
                                  1994     1993     1992     1991     1990       1995         1994
                                  ----     ----     ----     ----     ----       ----         ----
Sales...........................  $  0     $  0     $  0     $  0     $  0       $  0         $  0
Net Earnings (Loss).............  (388)    (256)     (85)     (22)     (22)      (165)        (243)
                                  ----     -----    ----     ----     ----       ----         ----
Net Earnings (Loss) Per
Share...........................  (.10)    (.08)    (.03)    (.01)    (.01)      (.04)        (.06)
                                  ====     =====    ====     ====     ====       ====         ====


BALANCE SHEET DATA:

                                              DECEMBER 31,                           JUNE 30,
                                -----------------------------------------       ------------------
                                1994     1993      1992     1991     1990              1995
                                ----     -----     ----     ----     ----              ----
Working Capital (Deficit).....  $(68)    $(129)    $165     $(92)    $(52)            $(159)
Total Assets..................   141       138      260       53       34               137
Long-term debt and
capital lease obligations,
less current portions.........    --        --       --       --       --                --
Stockholders' equity
  (deficit)...................    48       (18)     238      (41)     (21)              (38)

                               LUXTEC CORPORATION

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
                                FISCAL YEAR 1994
              (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                    HISTORICAL
                                               ---------------------                      PRO FORMA
                                               LUXTEC     CARDIODYNE     ADJUSTMENTS     COMBINED(H)
                                               ------     ----------     -----------     ------------
Net Sales....................................  $8,139       $    0         $    --          $8,139
Cost of Sales................................   4,432            0              --           4,432
                                               ------        -----         -------          ------
Gross Profit.................................   3,707            0              --           3,707
Operating Expenses:
  Selling....................................   1,793          107              --           1,900
  Research and Development...................     437          200         (Note D)            637
  General and Administrative.................   1,262           82              --           1,344
                                               ------        -----         -------          ------
Total Operating Expenses.....................   3,492          389              --           3,881
                                               ------        -----         -------          ------
Income (Loss) from Operations................     215         (389)             --            (174)
Other Expenses, Net..........................     (35)           1              --             (34)
Income Taxes.................................     (16)          --              --             (16)
                                               ------        -----         -------          ------
Net Earnings (Loss)..........................  $  164       $ (388)        $    --          $ (224)
                                               ======        =====         =======          ======
Net Earnings (Loss) Per Share of Common Stock
  (Note F)...................................  $  .11       $ (.10)                         $ (.09)
                                               ======        =====         =======          ======
Weighted Average Number of Common and Common
  Equivalent Shares Outstanding..............   1,488        3,832                           2,488

  See accompanying notes to unaudited pro forma combining condensed financial information.

                               LUXTEC CORPORATION

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED JULY 31, 1995
              (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                     HISTORICAL
                                                ---------------------                      PRO FORMA
                                                LUXTEC     CARDIODYNE     ADJUSTMENTS     COMBINED(H)
                                                ------     ----------     -----------     -----------
Net Sales.....................................  $6,031       $    0             --           $6,031
Cost of Sales.................................   3,133            0             --            3,133
                                                ------       ------            ---           ------
Gross Profit..................................   2,898            0             --            2,898
Operating Expenses:
  Selling.....................................   1,377           59             --            1,436
  Research and Development....................     496          117             --              613
  General and Administrative..................   1,024           54             --            1,078
                                                ------       ------            ---           ------
Total Operating Expenses......................   2,897          230             --            3,127
                                                ------       ------            ---           ------
Income (Loss) from Operations.................       1         (230)            --             (229)
Other Expenses, Net...........................     (63)          (3)            --              (66)
Income Taxes..................................      --           --             --               --
                                                ------       ------            ---           ------
Net Loss......................................  $  (62)      $ (233)         $  --           $ (295)
                                                ======       ======            ===           ======
Net Loss Per Share of Common Stock (Note F)...  $ (.04)      $ (.06)                         $ (.12)
                                                ======       ======            ===           ======
Weighted Average Number of Common and Common
  Equivalent Shares Outstanding...............   1,494        4,090                           2,494

  See accompanying notes to unaudited pro forma combining condensed financial information.

                               LUXTEC CORPORATION

                  PRO FORMA COMBINING CONDENSED BALANCE SHEET
                              AS OF JULY 31, 1995
                          (UNAUDITED AND IN THOUSANDS)

                                                     HISTORICAL
                                           -------------------------------
                                              LUXTEC          CARDIODYNE                         PRO FORMA
                                           JULY 31, 1995     JUNE 30, 1995     ADJUSTMENTS       COMBINED
                                           -------------     -------------     -----------       ---------
ASSETS
CURRENT ASSETS:
  Cash...................................     $    21            $  16           $    --          $    37
  Accounts receivable, net...............       1,658               --                --            1,658
  Inventories............................       1,966               --                --            1,966
  Prepaid expenses.......................         318               --                --              318
                                              -------            -----           -------          -------
TOTAL CURRENT ASSETS.....................       3,963               16                --            3,979
PLANT AND EQUIPMENT, AT COST.............       1,868                6                --            1,874
ACCUMULATED DEPRECIATION AND
  AMORTIZATION...........................      (1,394)              (5)               --           (1,399)
                                              -------            -----           -------          -------
PLANT AND EQUIPMENT -- NET...............         474                1                --              475
OTHER ASSETS, NET........................         289              120                --              409
                                              -------            -----           -------          -------
TOTAL ASSETS.............................     $ 4,726            $ 137           $    --          $ 4,863
                                              =======            =====           =======          =======
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Demand note payable....................     $ 1,185            $  --           $   400(E)       $ 1,585
  Convertible notes payable due to
     stockholders........................          --               --                --               --
  Accounts payable.......................       1,255                1                --            1,256
  Deferred revenue.......................          --              125                                125
  Accrued expenses.......................         148               49                --              197
                                              -------            -----           -------          -------
TOTAL CURRENT LIABILITIES................       2,588              175           $   400            3,163
STOCKHOLDERS' EQUITY:
  Common stock -- $.01 par value.........          14               41               (31)(A)           24
  Additional paid-in capital.............       3,027              879             4,491(B)         8,397
  Accumulated deficit....................        (903)            (958)           (4,860)(C)       (6,721)
                                              -------            -----           -------          -------
  TOTAL STOCKHOLDERS' EQUITY.............       2,138              (38)             (400)           1,700
                                              -------            -----           -------          -------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY.................................     $ 4,726            $ 137           $    --          $ 4,863
                                              =======            =====           =======          =======

---------------

(A) Elimination of CardioDyne Common Stock ($41) and issuance of Luxtec Common Stock (1,000,000 shares @ $.01 per share = $10).


(B)  Value of Luxtec Stock issued             $5,380
     Elimination of CardioDyne Additional
     paid in capital                            (879)
     Luxtec Par Value of issued shares           (10)
                                              ------
         Total Adjustment                     $4,491


(C) Elimination of CardioDyne deficit together with charge to operations for research and development acquired.

(D) The premium of purchase price over the book value of the net assets acquired has been allocated to acquired research and development in process and will be charged to operations upon consummation of the Merger. The premium, which is dependent on the value of Luxtec's price per share of common stock, has been calculated at approximately $5.7 million.

(E)  Professional costs and fees related to the Merger.

(F) All shares issuable by Luxtec upon consummation of the Merger have been included as outstanding shares in the calculation of Earnings Per Share, including all shares to be escrowed as the shares are to be released solely as a result of the passage of time.

(G) Immediately prior to the Merger, CardioDyne will issue, in a cashless transaction, an aggregate of 74,375 shares of CardioDyne Common Stock in exchange for all outstanding CardioDyne stock options. Such issuance will have no effect on the pro forma balance sheet presented.

(H) The fiscal year 1994 Pro Forma Statement of Operations reflects the combination of the results of operations of Luxtec for the year ended October 31, 1994 and of CardioDyne for the year ended December 31, 1994. The Pro Forma Statement of Operations for the nine months ended July 31, 1995 reflects the combination of the results of operations of Luxtec for the nine months ended July 31, 1995 and of CardioDyne for the nine months ended June 30, 1995.

                      UNAUDITED COMPARATIVE PER SHARE DATA

     The following table sets forth certain historical per share data of Luxtec and CardioDyne and combined per share data on an unaudited pro forma basis, after giving effect to the Merger as a purchase, assuming that 1,000,000 shares of Luxtec Common Stock are issued in the Merger in exchange for all outstanding shares of CardioDyne Common Stock. The unaudited pro forma combining financial data are not necessarily indicative of the operating results that would have been achieved had the Merger been in effect at the beginning of the periods presented and should not be construed as representative of future operations.
This data should be read in conjunction with the summary and selected financial data, the pro forma combining condensed financial statements and the separate historical financial statements of Luxtec and CardioDyne and the notes thereto incorporated by reference or included elsewhere in this document.


                                                                   FISCAL YEAR     FIRST NINE MONTHS
                                                                      1994         FISCAL YEAR 1995
                                                                   -----------     -----------------
HISTORICAL -- LUXTEC
Net Income (Loss)................................................    $   .11             $(.04)
Cash Dividends...................................................         --                --
Book Value(1)....................................................    $  1.52             $1.49
HISTORICAL -- CARDIODYNE
Net Loss.........................................................    $  (.10)            $(.06)
Cash Dividends...................................................         --                --
Book Value(1)....................................................    $   .01             $ .01
PRO FORMA COMBINED
Net Loss(2)......................................................    $  (.09)            $(.12)
Cash Dividends...................................................         --                --
Book Value(2)....................................................    $   .73             $ .73
EQUIVALENT PRO FORMA COMBINED -- PER CARDIODYNE SHARE
Net Loss(3)......................................................    $  (.04)            $(.03)
Cash Dividends...................................................         --                --
Book Value(3)....................................................    $   .17             $ .17

---------------

(1) Historical book value per share is computed by dividing total stockholders' equity (deficit) by the number of shares of Luxtec Common Stock or the number of shares of CardioDyne Common Stock outstanding at the end of the period.

(2) Pro forma combined net income (loss) per share is computed by dividing pro forma net income (loss) by the weighted average number of shares of Luxtec Common Stock after giving effect to the issuance of 1,000,000 shares of Luxtec Common Stock in the Merger. Pro forma combined book value per share is computed by dividing pro forma combined stockholders' equity (deficit) by the number of shares of Luxtec Common Stock after giving effect to the issuance of 1,000,000 shares of Luxtec Common Stock in the Merger.

(3) Equivalent pro forma combined net income (loss) and book value per share are computed by multiplying the pro forma combined net income (loss) per share and book value per share by an assumed Conversion Ratio equal to .23283.


                                  RISK FACTORS

     IN ADDITION TO THE OTHER INFORMATION REGARDING LUXTEC, CARDIODYNE AND THE MERGER CONTAINED IN THIS PROXY STATEMENT/PPM, THE FOLLOWING FACTORS SHOULD BE CONSIDERED CAREFULLY BY THE HOLDERS OF LUXTEC COMMON STOCK AND CARDIODYNE COMMON STOCK BEFORE VOTING ON THE MERGER.

     UNCERTAINTY OF ANTICIPATED BENEFITS, EFFECTS AND CONDITIONS OF THE
MERGER. There can be no assurance that the combined companies will realize the anticipated benefits of the Merger. The Luxtec Stockholders and CardioDyne Stockholders will own a substantially lesser percentage of the combined companies than they owned of Luxtec and CardioDyne, respectively. Because CardioDyne's operations will represent only a portion of Luxtec's operations, the CardioDyne Stockholders' investment will depend in large part upon the success of Luxtec's operations other than CardioDyne. The Merger is subject to certain significant conditions, including CardioDyne and Luxtec Stockholder approval and the absence of any material adverse change in operations of CardioDyne or Luxtec. Because of the inherent uncertainties associated with merging two companies, there can be no assurance that the combined companies will be able to realize the benefits Luxtec currently expects to realize as a result of the Merger or that such benefits will be realized at the times currently anticipated. Furthermore, there can be no assurance that any benefits which are realized will not be offset by increases in expenses or operating losses, including losses due to integrating the two companies. See "THE
MERGER -- Operations After the Merger" and "THE MERGER AGREEMENT -- Effects of the Merger."

     OPERATING AND BUSINESS RISKS. The combination of CardioDyne and Luxtec has several potential operating and business risks. Among others, these risks include (1) possible difficulties that may be encountered in, and the distribution of management and other resources with respect to, the integration of CardioDyne and Luxtec management and the potential loss of efficiency or loss of employees, (2) possible difficulties that may be encountered in the continued development of the CardioDyne products, including but not limited to the areas of design and engineering, government approvals and capital investment and financing, (3) inability to anticipate or control selling, general and administrative expenses, and (4) the ability to integrate and retain key CardioDyne personnel. There can be no assurances that Luxtec will be successful in integrating Luxtec's and CardioDyne's operations and management, or that enhanced revenues, marketing and research capabilities or other synergies will be realized.

     DIFFERENCES IN THE RIGHTS OF CARDIODYNE STOCKHOLDERS COMPARED TO LUXTEC STOCKHOLDERS. Following the Merger, CardioDyne Stockholders as of the Effective Time will become holders of Luxtec Common Stock. Certain differences exist between the rights of CardioDyne Stockholders under the CardioDyne Charter, the CardioDyne Bylaws and Delaware law and the rights of stockholders of Luxtec under the Luxtec Charter, the Luxtec Bylaws and Massachusetts law. See "COMPARISON OF RIGHTS OF HOLDERS OF LUXTEC COMMON STOCK AND CARDIODYNE COMMON STOCK."

     SIGNIFICANT OPERATING LOSSES AND DEFICITS AND ABSENCE OF REVENUES BY CARDIODYNE. CardioDyne was incorporated in February 1989 and is still in the development stage. Since its inception, CardioDyne has experienced significant operating losses resulting primarily from the research and development expenses incurred in the design and development of its initial products. To date, CardioDyne has not recognized any revenues from product sales and does not expect to recognize substantial product revenues until it commences manufacturing operations and commercial sales. CardioDyne incurred operating losses of $85,000, $256,000, $389,000, $243,000 and $165,000, respectively, in the fiscal years ended December 31, 1992, 1993, 1994 and the quarters ended June 30, 1994 and 1995. As of June 30, 1995, CardioDyne had an accumulated deficit of $959,000 and a stockholders' deficit of $38,000. See "SELECTED HISTORICAL AND PROFORMA COMBINING FINANCIAL DATA" and CardioDyne's financial statements included elsewhere herein.

     LOSS HISTORY; NEED FOR ADDITIONAL FUNDS. CardioDyne has not been profitable since inception and expects to continue to incur operating losses for at least the next several years. No assurance can be given that CardioDyne can become profitable or that Luxtec can maintain profitability. Luxtec and CardioDyne expect to have quarter-to-quarter fluctuations in revenue, expenses and losses, some or all of which could be significant.

     The development of any products by Luxtec and CardioDyne requires the commitment of substantial resources to conduct the costly and time-consuming research, development and product trials necessary to bring such products to market and to establish production and marketing capabilities. Luxtec will need to raise substantial additional funds for these purposes, specifically in connection with the further research and development of the CardioDyne products. Luxtec intends to seek such additional funding through public or private financings, including debt or equity financings, and through collaborative arrangement. Adequate funds for these purposes, whether through financial markets or collaborative or other arrangements with corporate partners or from other sources, may not be available when needed or on terms acceptable to Luxtec. To the extent that additional capital is raised through the sale of convertible debt or equity securities, the issuance of such securities could result in dilution to Luxtec's stockholders. Insufficient funds may require Luxtec to delay, scale back or eliminate some or all of its research and product development programs or to license third parties to commercialize products or technologies that Luxtec would otherwise seek to develop itself. Luxtec anticipates that its existing capital resources and anticipated revenues from sales of its current products (not including CardioDyne products), will enable Luxtec to maintain its current and planned operations. There can be no assurances that Luxtec can achieve or maintain any such anticipated revenues.

     Luxtec's and CardioDyne's future cash requirements will be affected by the results of research and development, product acquisitions, results of product testing, relationships with corporate collaborators, changes in the focus and direction of Luxtec's and CardioDyne's research and development programs, competitive and technological advances, the United States Food and Drug Administration ("FDA") regulatory process, product sales and other factors.

     NO ASSURANCE OF SUCCESSFUL PRODUCT DEVELOPMENT OR ACQUISITION. There can be no assurance that Luxtec's or CardioDyne's research will lead to the development of any new products, nor can there be any assurance that Luxtec or CardioDyne will be successful in acquiring rights to new products or in developing or marketing products licensed or acquired from others. Research and development activities, by their nature, preclude definitive statements as to the time required and costs involved in reaching certain objectives. Actual research and development costs, therefore, could exceed budgeted amounts and estimated time frames may require extension. Cost overruns due to unanticipated regulatory delays or demands, inefficient or ineffective product designs, or insufficient product performance will prevent or substantially slow the development effort and, ultimately, could have a material adverse effect on Luxtec or CardioDyne. Any products or potential products which may be discovered or acquired by Luxtec or CardioDyne may require significant research, development, product testing, regulatory approval and commitments of resources prior or subsequent to commercialization. There can be no assurance that any such products or potential products, including products currently licensed or under development, will be successfully developed, prove to be effective in product trials, meet applicable regulatory standards, be capable of being produced in commercial quantities at acceptable costs or be successfully marketed.

     RISKS ASSOCIATED WITH REGULATORY APPROVALS. CardioDyne's products are and will be subject to regulation for safety, efficacy and quality by numerous governmental authorities in the United States and other countries. CardioDyne's current and planned products are Class II devices requiring premarket approval by the FDA before being sold. CardioDyne will also be required to comply with FDA "good manufacturing practices" and other regulatory requirements, both in the U.S. and in the foreign countries in which CardioDyne plans to sell its products. Although CardioDyne has received FDA approval to market the Kinetorr and Kinetorr PC monitors, there can be no assurance that CardioDyne will be able to obtain all necessary regulatory approvals and comply with all applicable regulatory requirements for the manufacture and sale of its products. Any delay or inability to obtain all necessary regulatory approvals and to comply with all applicable regulatory requirements for the manufacture and sale of its products could have a material adverse effect on CardioDyne and/or Luxtec. See "BUSINESS AND FINANCIAL INFORMATION REGARDING CARDIODYNE -- Government Regulation."

     The operations of Luxtec and CardioDyne are subject to extensive state and federal regulations. Such regulations are subject to change, and the impact on Luxtec's and CardioDyne's business of future changes cannot be determined. The effect of government regulation may be to delay marketing of any new products for a considerable or indefinite period of time, to impose costly procedures upon Luxtec's or CardioDyne's activities and to diminish any competitive advantage that Luxtec or CardioDyne may attain. There can be no assurance that FDA or other regulatory approval for any products developed by Luxtec will be granted on a timely basis, if at all. Any delay in obtaining or failure to obtain, such approvals would adversely affect Luxtec's ability to generate product revenue. The impact on Luxtec and CardioDyne of potentially adverse government regulation which might arise from future legislation or administrative action cannot be accurately predicted.

     UNCERTAINTY REGARDING PATENTS AND PROPRIETARY TECHNOLOGY. Luxtec's and CardioDyne's success will depend, in part, on its ability to obtain patents, protect trade secrets and other proprietary information and operate without infringing on the proprietary rights of others. A number of patents having claims which may be competitive with products or processes being developed by Luxtec and CardioDyne have been issued to other companies and institutions. In addition, competitors have filed applications, may have been issued patents or may obtain additional patents and proprietary rights relating to products or processes competitive with those being developed by Luxtec or CardioDyne or which have been licensed by Luxtec or CardioDyne. There can be no assurance that Luxtec's or CardioDyne's patent applications will be approved, that Luxtec or CardioDyne will develop products that are patentable, that any issued patents will provide Luxtec or CardioDyne with adequate protection for its inventions or will not be challenged by others, or that the patents of others will not impair the ability of Luxtec or CardioDyne to do business. Furthermore, there can be no assurance that others will not independently develop similar products, duplicate any of Luxtec's or CardioDyne's unpatented products or design around any patented products developed or marketed by Luxtec or CardioDyne.

     Luxtec and CardioDyne rely on secrecy to protect technology where patent protection is not believed to be appropriate or obtainable. Luxtec has entered into confidentiality agreements with certain key employees and licensors and certain of their collaborators and consultants. No assurance can be given that others will not independently develop substantially equivalent proprietary information and techniques or otherwise gain access to Luxtec's or CardioDyne's trade secrets and other proprietary information, that such obligations of confidentiality will be honored or that Luxtec or CardioDyne can effectively protect its rights to its unpatented trade secrets and other proprietary information.

     Luxtec and CardioDyne may be required to obtain licenses to patents or other proprietary rights of others. No assurance can be given that any licenses required under any such patents or proprietary rights would be made available on terms acceptable to Luxtec or CardioDyne, if at all. If Luxtec or CardioDyne does not obtain such licenses, it could encounter delays in product market introductions or could find that the development, manufacture or sale of products requiring such licenses could be foreclosed. Moreover, Luxtec or CardioDyne could incur substantial costs and diversion of management time in defending itself in any suits brought against Luxtec or CardioDyne claiming infringement of the patent rights of others or in asserting Luxtec's or CardioDyne's patent rights, including those granted by licensors, in a suit against another party. If competitors of Luxtec or CardioDyne prepare and file patent applications in the United States that claim technology also claimed by Luxtec or CardioDyne, Luxtec or CardioDyne may have to participate in interference proceedings to determine priority of invention, which could result in substantial cost to Luxtec or CardioDyne, even if the eventual outcome is favorable to Luxtec or CardioDyne.

     RISKS ASSOCIATED WITH DEPENDENCE ON AND PERFORMANCE BY OTHERS. Luxtec's and CardioDyne's strategy for the research, development and commercialization of certain of its products entails entering into various arrangements with corporate partners, licensors, licensees and others, and is dependent upon the subsequent success of these outside parties in performing their responsibilities. The amount and timing of resources to be devoted to these activities by such outside parties may not be within the control of Luxtec or CardioDyne. There can be no assurances that such parties will perform their obligations as expected or that any revenue will be derived from such arrangements.

     DEPENDENCE ON KEY PERSONNEL. The development of Luxtec's and CardioDyne's business, products and operations will be dependent upon the efforts and talents of its executive officers and other key employees. In particular, CardioDyne is dependent upon the services of Messrs. Epstein and Phillipps and Luxtec is dependent upon the services of Messrs. Hobbs and Stein. Following the Merger, Luxtec and CardioDyne will be dependent upon the services of all of the foregoing. Loss of the services of one or more of these individuals or the inability to retain or recruit personnel could adversely affect Luxtec's and/or CardioDyne's operations. Although management and key employees of Luxtec and CardioDyne believe that their companies and employees will combine efficiently, there can be no assurance that this will occur in every case or as applied to every key employee of Luxtec and/or CardioDyne after the Merger.

     UNCERTAINTY OF THIRD-PARTY REIMBURSEMENT. Sales of CardioDyne's products will continue to be dependent, in part, on the availability and levels of reimbursement from third-party payers, such as government and private insurance plans. There can be no assurance that such reimbursement will be available at acceptable levels, if at all.

     SUBSTANTIAL COMPETITION. Many companies, including large corporate entities, are engaged in developing medical and diagnostic products. Many of these companies have substantially greater capital, research and development, manufacturing and marketing resources and experience than Luxtec and CardioDyne, and represent significant competition for Luxtec and CardioDyne. Such companies may succeed in developing technologies and products that are more effective or less costly than any that may be developed by Luxtec and/or CardioDyne, and may also prove to be more successful than Luxtec and/or CardioDyne in production and marketing.

     PRODUCT LIABILITY EXPOSURE; LIMITED INSURANCE COVERAGE. Luxtec's and CardioDyne's businesses expose them to potential product liability risks which are inherent in the testing, manufacturing, marketing and sale of medical and diagnostic products. If available, product liability insurance for companies in the medical products industry is generally expensive. CardioDyne currently has no liability insurance coverage, which it deems appropriate for its current stage of development and operations. There can be no assurance, however, that Luxtec's present insurance coverage is adequate and Luxtec's management believes that as a result of the Merger, Luxtec will have to modify its present insurance coverage to a more expensive coverage. Such existing and/or modified coverage may not be adequate as Luxtec and CardioDyne further develop products, and no assurance can be given that in the future adequate insurance coverage will be available in sufficient amounts or at a reasonable cost, or that a product liability claim would not have a material adverse effect on the business or financial condition of Luxtec and/or CardioDyne.

     VOLATILITY OF STOCK PRICE; STOCK ESCROW. CardioDyne Stockholders should be aware that the market price for the Luxtec Common Stock may be volatile. Factors such as announcements of technological innovations or new products by Luxtec or its competitors, government regulatory action, patent or proprietary rights developments, including litigation, and market conditions for medical stocks in general as well as period-to-period fluctuations in operating results, could have a significant impact on the future price of the Luxtec Common Stock. The CardioDyne Stockholders bear the risk of any significant downturn in the actual market performance of Luxtec Common Stock following the closing of the Merger for a substantial period of time because of the illiquidity of the shares or rights to shares of Luxtec Common Stock which they will receive upon consummation of the Merger. See "THE MERGER AGREEMENT -- Registration Rights."

     In addition, fifteen percent (15%) of the shares of Luxtec Common Stock to be received by each CardioDyne Stockholder will be placed in escrow in connection with the obligations of the CardioDyne Stockholders to compensate Luxtec for damages suffered as the result of breaches of CardioDyne's representations and warranties in the Merger Agreement and to the extent such escrowed shares are used to satisfy these obligations, then each CardioDyne Stockholder may never receive any of these escrowed shares. Further, the CardioDyne Stockholders will be obligated to pay the Representatives for any losses, liabilities or expenses he may incur in connection with fulfilling their duty as the Representatives. See "THE MERGER AGREEMENT -- Indemnification and Escrow" and "CERTAIN OTHER AGREEMENTS -- Escrow Agreement."

     EXPENSES OF TRANSACTIONS. The consummation of the Merger will result in increased expenses in the short term, both from the transaction itself and from the actual merging of CardioDyne with and into Acquirer.

     NO DIVIDENDS. Neither Luxtec nor CardioDyne has ever paid cash dividends on its Common Stock and each of Luxtec and CardioDyne currently intends to retain all available funds for use in the operation and expansion of its business. Luxtec and CardioDyne, therefore, do not anticipate that any cash dividends will be declared or paid in the foreseeable future.

     RISKS OF INSUFFICIENT OR UNPROFITABLE MARKET ACCEPTANCE OF CARDIODYNE'S PRODUCTS. There can be no assurance that potential customers for CardioDyne's products, hospitals, health-maintenance organizations and medical professionals, will view CardioDyne's blood pressure monitors as an economically and functionally acceptable means of meeting their needs for non-invasive, motion-tolerant monitoring devices, which could result in CardioDyne experiencing difficulty in marketing its monitors. Moreover, there can be no assurances that the economic terms under which such customers may be willing to use CardioDyne's monitors will be profitable for CardioDyne.

                               LUXTEC CORPORATION

     Luxtec is a Massachusetts-based manufacturer of fiber optic and vision-related surgical and medical instruments and a market leader in this field. More than 30,000 surgeons across more than 20 medical specialties use Luxtec products in their operating rooms. The breadth of Luxtec's product line now includes a full range of halogen and xenon light sources, fiber optic cables, specialty endoscopes, video systems, headlights, surgical telescopes, and illuminated instruments. Luxtec was incorporated in Massachusetts in 1981, became a public company in 1986 and has its principal offices in Worcester, Massachusetts. Luxtec CD Acquisition Co. Inc. is a wholly-owned subsidiary of Luxtec formed for the purpose of acquiring CardioDyne in connection with the Merger Agreement.

                               THE LUXTEC MEETING

     This Proxy Statement/PPM is being provided to the stockholders of Luxtec in connection with the Luxtec Meeting. The Luxtec Board is soliciting proxies for use at the Luxtec Meeting. The form of proxy is being provided to the holders of Luxtec Common Stock.

     The Luxtec Meeting is scheduled to be held on October 20, 1995 at 11:00 a.m. at the offices of Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts. At the Luxtec Meeting, Luxtec Stockholders will consider and vote upon proposals to (1) approve an amendment of the Luxtec Charter to increase the number of shares authorized for issuance by the Company, (2) approve the issuance of up to one million (1,000,000) shares of Luxtec Common Stock in connection with the Merger Agreement, (3) elect two Class II directors of the Company each to hold a three-year term, (4) ratify the amendment of the Company's 1992 Stock Option Plan to increase the number of shares authorized for issuance under the Plan and to limit the number of options that may be granted to any one individual under the Plan in any fiscal year, (5) approve the Company's 1995 Stock Option Plan For Non-Employee Directors, (6) approve an amendment of the Luxtec Charter with respect to the limitation of liability and indemnification of directors and officers of the Company, and (7) ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company. The approval of the amendment of the Luxtec Charter and the issuance of shares of Luxtec Common Stock in connection with the Merger Agreement by the requisite votes of the holders of Luxtec Common Stock will allow the Company to consummate the Merger and each of the transactions contemplated by the Merger Agreement. See "THE MERGER" and "THE MERGER AGREEMENT."

     THE LUXTEC BOARD HAS UNANIMOUSLY APPROVED AND/OR CONSENTED TO THE FOREGOING PROPOSALS AS BEING FAIR AND IN THE BEST INTERESTS OF LUXTEC AND THE LUXTEC STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE LUXTEC STOCKHOLDERS VOTE "FOR" EACH OF THE FOREGOING PROPOSALS.

     LUXTEC RECORD DATE AND VOTING RIGHTS. Only the Luxtec Stockholders of record at the close of business on September 5, 1995, the Luxtec Record Date, will be entitled to notice of and to vote at the Luxtec Meeting. Each share of Luxtec Common Stock will entitle the holder thereof to one vote.

     LUXTEC STOCKHOLDER VOTE REQUIRED. Under the Luxtec Charter, its By-Laws, and applicable Massachusetts law and AMEX rules and regulations, the proposal to amend the Luxtec Charter to increase the number of shares authorized for issuance by the Company and to approve the issuance of the shares of Luxtec Common Stock in connection with the Merger Agreement must be approved by the affirmative vote of the holders of at least a majority of the shares of Luxtec Common Stock outstanding and entitled to vote thereon. As of the Luxtec Record Date, there were issued and outstanding 1,438,661 shares of Luxtec Common Stock. Accordingly, approval of the Amendment requires the affirmative vote of at least 719,331 shares of Luxtec Common Stock.

     LUXTEC PROXIES. In connection with the Luxtec Meeting, any proxy may be revoked at any time before it is voted by written notice received by the Clerk of Luxtec or by attending the Luxtec Meeting and voting in person, but if not so revoked, the shares represented by such proxy will be voted. Attendance at the Luxtec Meeting will not by itself constitute revocation of a proxy unless the stockholder so attending notifies the Clerk of Luxtec in writing at any time prior to the voting of the proxy. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals which may properly come before the Luxtec Meeting. Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and proxies that withhold authority to vote for election as a director or that reflect abstentions will be deemed present for the purpose of determining the presence of a quorum for the transaction of business. A broker non-vote will have no effect on the outcome of voting on such proposal. An abstention with respect to a proposal will have the effect of a vote against such proposals. Any filing should be made to the attention of Justin P. Morreale, Clerk.

     A representative of Arthur Andersen LLP is expected to be present at the Luxtec Meeting. This representative is expected to be available to respond to appropriate questions.

                                CARDIODYNE, INC.

     CardioDyne is a Massachusetts-based company engaged in the design and development of proprietary, motion tolerant, non-invasive blood pressure ("BP") monitors for use on moving and exercising patients. The products are designed for use in the categories of exercise stress testing, emergency transport, obstetrics, and other applications where frequent, accurate blood pressure data is vital, yet where existing blood pressure monitors typically fail to work because of patient motion. CardioDyne's two existing products, currently named the Kinetorr and the Kinetorr PC, have been approved for sale in the United States by the Food and Drug Administration (the "FDA"). CardioDyne is a development stage company and to date has not generated any revenues from operations. CardioDyne was incorporated in February 1989 in Delaware and has its principal offices in Brookline, Massachusetts.

                             THE CARDIODYNE MEETING

     This Proxy Statement/PPM is being provided to the stockholders of CardioDyne in connection with the CardioDyne Meeting. The CardioDyne Board is soliciting proxies for use at the CardioDyne Meeting. The form of proxy is being provided to the holders of CardioDyne Common Stock.

     The CardioDyne Meeting is scheduled to be held on October 20, 1995 at 4:00 p.m. at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts. At the CardioDyne Meeting, CardioDyne Stockholders will consider and vote upon a proposal to approve and adopt the Merger Agreement. The approval of the Merger Agreement by the requisite votes of the holders of CardioDyne Common Stock will constitute approval of each of the transactions contemplated by the Merger Agreement. See "THE MERGER" and "THE MERGER AGREEMENT."

     THE CARDIODYNE BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AS BEING FAIR AND IN THE BEST INTERESTS OF CARDIODYNE AND THE CARDIODYNE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE CARDIODYNE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT.

     CARDIODYNE RECORD DATE AND VOTING RIGHTS. Only the CardioDyne Stockholders of record at the close of business on September 5, 1995, the CardioDyne Record Date, will be entitled to notice of and to vote at the CardioDyne Meeting. Each share of CardioDyne Common Stock will entitle the holder thereof to one vote.

     CARDIODYNE STOCKHOLDER VOTE REQUIRED. Under the CardioDyne Charter, its By-Laws and applicable Delaware law, the proposal to approve and adopt the Merger Agreement must be approved by the affirmative vote of the holders of at least a majority of the shares of CardioDyne Common Stock outstanding and entitled to vote thereon. As of the CardioDyne Record Date, there were issued and outstanding 4,220,670 shares of CardioDyne Common Stock. Accordingly, approval of the Merger Agreement requires the affirmative vote of at least 2,110,336 shares of CardioDyne Common Stock.

     CARDIODYNE PROXIES. In connection with the CardioDyne Meeting, any proxy may be revoked at any time before it is voted by written notice received by the Secretary of CardioDyne or by attending the CardioDyne Meeting and voting in person, but if not so revoked, the shares represented by such proxy will be voted. Attendance at the CardioDyne Meeting will not by itself constitute revocation of a proxy unless the stockholder so attending notifies the Secretary of CardioDyne in writing at any time prior to the voting of the proxy. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals which may properly come before the CardioDyne Meeting. Any filing should be made to the attention of David A. Westenberg, Secretary.

                                   THE MERGER

BACKGROUND OF THE MERGER

     In the past few years, the Company's strategy has been to focus on the development and expansion of the market for its various products for surgery. While the Company will continue to seek to develop and expand the markets for existing products, the Company began to search for ways to increase its line of products as a means of expanding the Company.

     After a selection process that involved interviews with over twenty (20) firms, The Avatar Group ("Avatar") was retained by the Company in order to assist the Company with its plans for expansion in June 1994. Avatar has been providing investment banking and financial advising services since 1984 and is licensed as a broker-dealer by the Commission and the National Association of Securities Dealers ("NASD"). Before retaining Avatar in June of 1994, the Company had no prior dealings with Avatar. In discussion with Avatar, the Company determined that one method for expanding its product line was to acquire companies that manufacture related or complementary products in order to expand the overall scope of the Company. The criteria applied by the Company in evaluating each potential acquisition required that the acquisition provide the Company with access to proprietary products or late stage technologies targeted to a select market niche, that such products or late stage technologies result in attractive cost savings for the intended customers, and that such products or late stage technologies have a high revenue growth potential.

     The Company, both through its own efforts and those of Avatar, considered acquisition opportunities with various companies. This process led to serious discussions with four candidates other than CardioDyne. The Company did not pursue acquisitions with these candidates because its due diligence investigation of these candidates revealed problems with their products, markets or financial stability that made them less attractive candidates than CardioDyne.

     In September 1994, Avatar contacted CardioDyne to inquire about its interest in a possible acquisition transaction. A consulting physician to the Company met with CardioDyne management and recommended that management of the Company meet with CardioDyne. Representatives of the Company and CardioDyne discussed various matters at an initial meeting on October 17, 1994. These discussions were general in nature and did not result in any offers or proposals being made, at that time. The Company's management perceived that, in addition to satisfying its general criteria for potential acquisition candidates, an acquisition of CardioDyne would enable the Company to (i) expand the Company's core technology base, (ii) expand the Company's participation into additional niche markets, (iii) acquire new products with high growth potential, (iv) enhance the Company's management team through the addition of qualified CardioDyne personnel, (v) acquire additional proprietary technology that addresses a significant need in the marketplace and (vi) enhance shareholder value by combining the companies. A Confidentiality Agreement was executed by the Company and CardioDyne on October 28, 1994. Prior to these discussions, there had been no relationship between Luxtec and CardioDyne or between their respective officers and directors.

     During November and December discussions about the possibility of a transaction were held between Luxtec and CardioDyne management at various times both at the Luxtec location and at the CardioDyne location. These discussions primarily revolved around the CardioDyne products and markets and the potential marketing synergies between the companies. James Hobbs, the Chief Executive Officer of the Company, Samuel Stein, the Chief Financial Officer of the Company, and David Mutch, Vice President of Sales & Marketing of the Company, participated in these meetings on behalf of Luxtec, as well as in the meetings referred to below held in January, February, April, May and June. The members of CardioDyne's management that participated in such meetings were: Patrick Phillipps, President and Chief Executive Officer, Paul Epstein, Chairman and Chief Financial Officer, and Alan Greene, Director of Sales. Michael Wax, the President of Avatar, and Peter Lewis, the Vice President of Avatar, also participated in such meetings on behalf of Avatar, acting in its capacity as financial advisor to the Company.

     A due diligence process was initiated by the Company on January 11, 1995. During the month of January, 1995, in addition to continuing discussions on products and markets, there were discussions concerning various potential structures for effecting a possible business combination between the companies, as well as discussions concerning the relative values of both companies. The discussions about possible acquisition structures led the companies to conclude that a stock for stock deal would be the most sensible approach. After careful consideration, Luxtec submitted to CardioDyne, for discussion and negotiation, a proposal to acquire all of the outstanding shares of CardioDyne Common Stock in exchange for 1,000,000 shares of Luxtec Common Stock and a 5% royalty on a product line yet to be developed by CardioDyne (the continuous non-invasive blood pressure monitor), subject to the completion of due diligence and a definitive merger agreement. The most important factor considered by the Company's management in determining the consideration that would be payable to the CardioDyne Stockholders was its analysis of projected cash flows for the combined companies and the proportion of such cash flows that it forecasted would be generated from sales of existing CardioDyne products. The analysis suggested that CardioDyne should be valued at approximately 40% of the value of the combined companies based solely on the cash flow for is existing products and without taking into account any cash flows from products of CardioDyne that were currently under development. Based on this analysis and on the number of outstanding shares of Luxtec Common Stock, the Company's management determined that the proposal should provide for the issuance of 1,000,000 shares of Luxtec Common Stock so as to give the CardioDyne Stockholders 40% of the issued and outstanding capital stock of the Company immediately following the Merger. The Company's management also determined, after negotiations with CardioDyne's management, that the development of the continuous non-invasive blood pressure monitor was sufficiently uncertain that no consideration should be paid merely for the possibility that such development would be successfully completed, but that it would be appropriate, given the amount of research and development invested by CardioDyne, to provide for compensation in the form of a royalty payment in the event that development was successfully completed.

     During late January and early February, 1995, members of CardioDyne management visited Luxtec to discuss the proposal. During those meetings, the marketing characteristics and markets to be served were discussed in detail. Also, clinical evaluations were begun and considerable due diligence documentation was provided. The proposal was agreed to in concept, subject to the completion of due diligence and a definitive merger agreement. During those meetings the representatives of both companies also identified additional critical terms that needed to be discussed and negotiated before both companies could be deemed to have reached an agreement in principle. Some of these terms included things such as
(i) the number of shares that would be held in escrow, (ii) the registration rights to which the CardioDyne Stockholders would be entitled, (iii) the definition of continuous non-invasive blood pressure monitor for purposes of triggering the requirement that Luxtec pay to the CardioDyne Stockholders a 5% royalty for the development thereof and (iv) the circumstances under which there would be an adjustment in the number of shares of Luxtec Common Stock to be issued in connection with the Merger.

     On February 23, 1995, a meeting of the Board of Directors of Luxtec Corporation was held at the offices of Bingham. Dana & Gould, 150 Federal Street, Boston, Massachusetts. All of the directors were present (Mr. Maley, Chairman of the Board, participated by telephone). Mr. Hobbs, President and CEO of Luxtec, with assistance from the Avatar Group and Dr. Kaldany, the company's consulting physician, presented the proposed transaction to the Board. Mr. Phillipps and Mr. Epstein, of CardioDyne, were introduced to the Board and described CardioDyne in more detail at the meeting. Mr. Hobbs noted that significant due diligence remained to be completed and that at that point in time, there was no agreement with CardioDyne, or even a letter of intent. After discussion, the Board agreed that Mr. Hobbs should continue to pursue the CardioDyne acquisition subject to further Board approval of the terms and conditions of any acquisition agreement that would be negotiated.

     During February, the companies' due diligence and clinical evaluations continued on a successful track. Additionally, at the beginning of March, Bingham, Dana & Gould developed the first draft of a definitive merger agreement. During March and April, substantial negotiations between Luxtec and CardioDyne were carried on through the redrafting of the merger agreement.

     A meeting of the Board of Directors of Luxtec Corporation was held at the offices of Bingham, Dana & Gould on Monday, April 17, 1995. All of the Directors of the Company were present in person throughout the meeting. Mr. Hobbs and Mr. Wax of the Avatar Group presented an update of the merger discussions with CardioDyne. After discussion, the Board agreed that Mr. Hobbs should continue to pursue the CardioDyne acquisition subject to further Board approval of the terms and conditions of any acquisition agreement that might be negotiated.

     During April, May and June, the definitive Merger Agreement was negotiated and due diligence was completed. The primary merger terms remained that Luxtec would issue 1,000,000 shares of common stock in exchange for all outstanding CardioDyne Common Stock. Additionally, a 5% royalty would be paid to the shareholders of CardioDyne on a product line yet to be developed (the continuous non-invasive blood pressure monitor).

     Additional negotiated terms included a minimum Luxtec share price requirement of $3.25 (average of the closing prices of Luxtec Common Stock on the AMEX during the twenty trading days ending five trading days before the Closing Date), certain registration rights for CardioDyne Stockholders, and an indemnification and escrow agreement representing 15% of the Exchange Shares.

     The definitive Merger Agreement was completed in June 1995, and presented to the respective Boards of Directors during June. The CardioDyne Board met on June 22nd at the offices of Hale and Dorr in Boston. The CardioDyne Board unanimously approved the definitive Merger Agreement. Based on their review of the CardioDyne-specific criteria enumerated in the fourth paragraph of this section, the above-mentioned projected cash flows and the terms of the Merger as contained in the Merger Agreement, the Luxtec Board unanimously approved the definitive Merger Agreement by consent on June 28, 1995. A press release was released on June 28th and an SEC Form 8K was filed on June 29th.

     The Avatar Group acted as Luxtec's financial advisor throughout the transaction and assisted Luxtec's management in preparing the above-mentioned projected cash flows, the pro forma financial statements included in this Proxy Statement/PPM and in conducting negotiations with CardioDyne. In connection with their approval of the Merger Agreement, the Luxtec Board determined that a fairness opinion would not be necessary based on the CardioDyne-specific criteria enumerated in the fourth paragraph of this section, the projected cash flows, the pro forma financial statements and the terms of the Merger as contained in the Merger Agreement. If the Merger occurs, Luxtec will pay Avatar a variable percentage fee based on the total value of the Merger (5% of the first $1 million; 4% of the next $1 million; 3% of the next $1 million; 2% of the next $1 million; 1% of the balance). Assuming a transaction value of $5,380,000 (1,000,000 shares of Luxtec Common Stock at $5.38 per share), Avatar's fee in connection with the Merger would be approximately $153,800.

REASONS FOR THE MERGER

     As a means of expanding and growing the Company, the Company is looking for ways of expanding its current product line and to expand into complementary and related product markets. The Company believes that the acquisition of CardioDyne can accomplish these goals by allowing the Company to enter what it believes to be the potentially lucrative market of blood pressure monitoring devices. The Company believes that the monitoring technology to be acquired in the Merger should allow the Company to develop and market an intermittent non-invasive monitoring device within the next fiscal year while allowing the Company to continue research and development with respect to a continuous non-invasive monitoring device. While there can be no assurance that the current state of CardioDyne's monitoring technology will ultimately produce monitoring devices that can be marketed and sold successfully, the Company believes that CardioDyne's technology and know-how combined with the resources of the Company will enhance the possibility of developing such a product.

OPERATIONS AFTER THE MERGER

     Upon consummation of the Merger, CardioDyne will be merged into Acquirer, which, as the Surviving Corporation, will remain a wholly-owned subsidiary of the Company. Acquirer will change its name to CardioDyne, Inc. and will continue to operate as a wholly-owned subsidiary of the Company. The Company intends to devote significant resources to the development and marketing of an intermittent and a continuous non-invasive blood pressure monitor in conjunction with Patrick Phillipps and Paul Epstein, co-founders of CardioDyne and co-inventors of its proprietary monitoring technology, who will join the Company as employees and Directors.

     BOARD OF DIRECTORS. Following the Merger and pursuant to the Merger Agreement, the Board of Directors of the Company will vote to expand the Board to seven (7) members by adding a Director to each of Class I (with a term to expire at the 1997 annual meeting of stockholders) and Class II (with a term to expire at the 1998 annual meeting of stockholders). Messrs. Patrick Phillipps and Paul Epstein will be appointed by the Luxtec Board to fill such vacancies, respectively.

     COMPANY MANAGEMENT. Following the Merger, Patrick Phillipps will become Vice President of Engineering of the Company and Paul Epstein will become Vice President of Business Development of the Company, each at substantially similar terms as their current employment with CardioDyne. None of the current officers of the Company will change as a result of the Merger.

RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

     LUXTEC. The Luxtec Board has unanimously determined that the proposed Amendment to the Luxtec Charter is in the best interests of the Company and its stockholders and unanimously recommends that the shareholders vote "FOR" the proposed Amendment to the Luxtec Charter, and the enclosed proxy will be so voted unless a contrary vote is indicated.

     CARDIODYNE. The CardioDyne Board has unanimously determined that the Merger, and the transactions contemplated thereby are in the best interests of CardioDyne and its stockholders and unanimously recommends that the shareholders vote "FOR" the Merger and the transactions contemplated thereby, and the enclosed proxy will be so voted unless a contrary vote is indicated.

ACCOUNTING TREATMENT OF THE MERGER

     The Merger will be accounted for by Luxtec under the "purchase" method of accounting in accordance with generally accepted accounting principles. Therefore, the aggregate consideration paid by Luxtec in connection with the Merger will be allocated to CardioDyne's assets based on their fair values, and the results of operations of CardioDyne will be included in the results of operations of Luxtec only for periods subsequent to the Effective Time of the Merger.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following discussion summarizes the principal Federal income tax consequences associated with the Merger under the Internal Revenue Code of 1986, as amended (the "Code"), assuming that the Merger is consummated as contemplated herein. The discussion is based upon currently existing provisions of the Code, existing and proposed Treasury regulations thereunder, and current administrative rulings and court decisions. All of the foregoing are subject to change and any such change could affect the continuing validity of this discussion.

     Because there is uncertainty concerning the Federal income tax consequences associated with the Merger and because the following discussion does not describe all of the potentially relevant tax consequences, each holder of CardioDyne Common Stock should consult his or her own tax advisor regarding the tax consequences of the Merger in light of such holder's own situation, including the application and effect of any state, local or foreign income and other tax laws. In particular, the discussion set forth below may not be applicable to special classes of taxpayers including, without limitation, foreign persons, tax-exempt entities and holders who acquired their CardioDyne Common Stock pursuant to the exercise of employee stock options or otherwise as compensation or who hold restricted stock.

     IN GENERAL. No rulings have been or will be requested from the Internal Revenue Service (the "IRS") with respect to any of the matters discussed herein nor will any opinion of counsel be issued in connection therewith. For federal income tax purposes, under current law, assuming that the Merger and related transactions will take place as described in the Merger Agreement, Luxtec and CardioDyne intend to treat the Merger as a forward triangular tax-free "reorganization" within the meaning of Section 368(a) of the Code, with Luxtec and CardioDyne each being a party to the reorganization within the meaning of
Section 368(b) of the Code. Such results will be based on certain assumptions as well as on representations received from Luxtec and CardioDyne and CardioDyne Stockholders.

     TAX CONSEQUENCES IF THE MERGER DOES NOT QUALIFY AS A REORGANIZATION. If the Merger is not treated as a reorganization for Federal income tax purposes, Luxtec will not recognize any taxable gain or loss. CardioDyne will be deemed to have sold its assets for consideration equaling the fair market value of the Luxtec Common Stock, the Earn-Out Payments, the Adjustment Amount, and the payment if any, to dissenters paid or exchanged pursuant to the Merger (the "Merger Consideration"). In such event, CardioDyne will recognize taxable gain equal to the difference between the value of such Merger Consideration and CardioDyne's adjusted basis in its assets. Since CardioDyne is being merged with and into Acquirer, a wholly-owned subsidiary of Luxtec, pursuant to the Merger, any tax liability will be borne by Acquirer and, on a consolidated basis, by Luxtec. Additionally, CardioDyne will be deemed to have distributed such consideration to the CardioDyne Stockholders as a taxable liquidating distribution. Thus, each exchanging CardioDyne Stockholder will recognize gain or loss for Federal income tax purposes equal to the difference between such holder's adjusted basis in the CardioDyne Common Stock exchanged and the fair market value of the Merger Consideration received by such holder in the Merger. Any such gain would be reportable when received under the installment method. Such gain or loss will be capital gain or loss if the shares of CardioDyne Common Stock were capital assets in the hands of the holders thereof, and will be long-term gain or loss if such shares had been held for more than one year at the time of consummation of the exchanges. Finally, the holder's basis in any Luxtec Common Stock received would be equal to the fair market value of the Luxtec Common Stock when received, and his or her holding period would commence at that time.

     TAX CONSEQUENCES IF THE MERGER QUALIFIES AS A REORGANIZATION. The following discussion describes certain Federal income tax consequences if the Merger constitutes a reorganization under Section 368(a) of the Code. The discussion assumes that the CardioDyne Common Stock exchanged by each holder in the Merger is held as a capital asset.

        EXCHANGE OF CARDIODYNE COMMON STOCK FOR LUXTEC COMMON STOCK IN
GENERAL. Subject to the discussion of the Earn-Out Payments below, a holder who exchanges his CardioDyne Common Stock solely for Luxtec Common Stock in the Merger will not recognize gain or loss on the exchange.

        EARN-OUT PAYMENTS. No loss will be recognized by any holder of CardioDyne Common Stock who, by reason of his receipt of Earn-Out Payments, exchanges his CardioDyne Common Stock for cash and Luxtec Common Stock in the Merger. A portion of any Luxtec Common Stock and any cash Earn-Out Payments received by a holder of CardioDyne Common Stock in the Merger will be treated as interest and will represent ordinary income to the holder taxable upon receipt. The portion of such cash and Luxtec Common Stock treated as interest will equal the excess of the fair market value of such cash and Luxtec Common Stock over such fair market value discounted back to the Effective Time. With respect to the remaining cash and Luxtec Common Stock received, such a holder will realize gain measured by the excess, if any, of (a) the sum of the amount of such remaining cash and the fair market value of the remaining Luxtec Common Stock received in the Merger (including Luxtec Common Stock received other than pursuant to Earn-Out Payments) over (b) the holder's adjusted tax basis in the CardioDyne Common Stock. However, any such gain will be recognized (and thus subject to tax) only to the extent of the cash received. The recognized gain will constitute either (i) long- or short-term capital gain (depending on whether the holder held the Common Stock for more than one year) or, (ii) as discussed below, a dividend.

        The federal income tax rate for individuals on long-term capital gains is significantly lower than the maximum rate imposed on ordinary income (including interest and dividends) and short-term capital gains. In general, whether a holder who exchanges CardioDyne Common Stock for cash and Luxtec Common Stock recognizes capital gain or dividend income depends on the application of Sections 356(a)(2) and 302 of the Code. Under these rules, each holder of CardioDyne Common Stock will be treated for tax purposes as if the holder had received only Luxtec Common Stock in the Merger, and as if immediately thereafter Luxtec had redeemed appropriate portions of the Luxtec Common Stock in exchange for the cash actually distributed to the holder in the Merger. All of the cash representing gain recognized by a holder on the exchange will be taxed as capital gain if the deemed redemption from the holder is either
(i) a "substantially disproportionate redemption" of stock with respect to the holder or (ii) "not essentially equivalent to a dividend" (taking into account, in either case, the holder's total ownership of Luxtec stock immediately after the Merger, including both actual and deemed ownership by operation of certain constructive ownership rules, and all other actual and deemed redemptions of Luxtec Common Stock undertaken as a part of the Merger from that holder and other holders).

        The deemed redemption of a holder's Luxtec Common Stock will be a "substantially disproportionate redemption" if, as a result of the deemed redemption, there is a greater than 20% reduction in both (i) the percentage of all then outstanding shares of Luxtec Common Stock then owned by the holder and
(ii) the percentage of the voting power of all then-outstanding Luxtec stock represented by the Luxtec stock then owned by the holder.

        The deemed redemption of a holder's Luxtec Common Stock will be "not essentially equivalent to a dividend" if the holder experiences a "meaningful reduction" in his proportionate equity interest in Luxtec by reason of the deemed redemption. In general, there are no fixed rules for determining whether a "meaningful reduction" has occurred. However, based upon published rulings of the IRS, the receipt of cash in the Merger would not be characterized as a dividend if the holder's percentage stock ownership in Luxtec and in CardioDyne prior to the Merger is minimal, the holder exercises no control over the affairs of Luxtec or CardioDyne, and the holder's percentage equity interest in Luxtec is reduced in the deemed redemption to any extent.

        If neither of the deemed redemption tests described above is satisfied, a holder will be treated as having received a dividend equal to the amount of the holder's recognized gain (as described above), assuming that the holder's ratable share of the accumulated earnings and profits of CardioDyne (or possibly the total earnings and profits of Luxtec and CardioDyne) equals or exceeds the amount of that recognized gain. See also the discussion below entitled "Cash Received in Lieu of Fractional Shares of Luxtec Common Stock".

        TAX BASIS AND HOLDING PERIOD. The tax basis in any Luxtec Common Stock received as an Earn-Out Payment and treated as interest will equal the fair market value of that Luxtec Common Stock at the time of its receipt. The aggregate tax basis of all other Luxtec Common Stock received in exchange for CardioDyne Common Stock in the Merger will equal the aggregate tax basis of the CardioDyne Common Stock exchanged therefor increased by the amount of gain or dividend income recognized, and decreased (a) by the amount of cash received and
(b) by the tax basis allocated to any fractional Luxtec share interests, as described under "Cash Received in Lieu of Fractional Shares of Luxtec Common Stock" below. Each CardioDyne Stockholder who receives Luxtec Common Stock in the Merger should consult such Stockholder's own tax advisor with respect to the tax basis allocable to each such share of Luxtec Common Stock received in the Merger other than as interest. The holding period of any Luxtec Common Stock received as an Earn-Out Payment will generally be split, based on the percentage of such Luxtec Common Stock treated as interest. The holding period of that percentage of each such share will be treated as having commenced on the date such Luxtec Common Stock is received. The holding period of the remainder of each share will include the period during which the holder held the CardioDyne Common Stock surrendered in exchange therefor.

        CASH RECEIVED IN LIEU OF FRACTIONAL SHARES OF LUXTEC COMMON STOCK. No fractional shares of Luxtec Common Stock will be issued in the Merger. A holder who receives cash in lieu of a fractional share of Luxtec Common Stock will be treated as having received the fractional share of Luxtec Common Stock and having sold it to Luxtec. The holder generally will recognize capital gain or loss equal to the difference between the basis for the fractional share of Luxtec Common Stock and the cash received in the deemed sale to Luxtec of the fractional share, and the holder's basis in Luxtec Common Stock received will be decreased by the amount of basis so allocated to the fractional share.

        EXCHANGE OF CARDIODYNE COMMON STOCK SOLELY FOR CASH. In the case of a holder who exchanges all of his CardioDyne Common Stock solely for cash in the Merger pursuant to the exercise of dissenter's rights, (a) if such holder does not own (actually or constructively) Luxtec Common Stock immediately after the Merger, then such holder will recognize capital gain or loss equal to the difference between the basis of the CardioDyne Common Stock surrendered and the cash received, and (b) if such holder owns (actually or constructively) Luxtec Common Stock immediately after the Merger, then it is not clear whether such holder will automatically recognize capital gain or loss as described in clause
(a), or whether such holder instead may possibly be treated as recognizing a dividend, taxable at ordinary income rates. If the holder is treated as receiving a dividend, the entire amount of the cash received (without regard to any limitation measured by gain) may be treated as a dividend. Each CardioDyne Stockholder who intends to dissent from the Merger (see "DISSENTERS' RIGHTS") should consult such Stockholder's own tax advisor with respect to the application of the constructive ownership rules to the Stockholder's particular circumstances, as well as with regard to the Federal backup withholding (see "Backup Withholding" below) which may become applicable to the gross proceeds realized in respect to CardioDyne Common Stock of a dissenter failing either to furnish its Federal taxpayer identification number as requested by CardioDyne or to otherwise establish an exemption from such withholding.

        TAX TREATMENT OF LUXTEC AND CARDIODYNE. No gain or loss will be recognized by Luxtec or CardioDyne as a result of the Merger. The basis of the CardioDyne assets acquired by Luxtec will be, in each instance, the same as the basis for those assets in the hands of CardioDyne immediately prior to the Merger, and the holding period of those assets in the hands of Luxtec will include, in each instance, the holding period of those assets in the hands of CardioDyne.

        As of December 31, 1994, CardioDyne's net operating losses ("NOLs") for federal income tax purposes, as shown in the Notes to Consolidated Financial Statements of CardioDyne, were approximately $709,000, and were due to expire commencing in the year 2009. As of October 31, 1994, Luxtec's NOLs, as shown in the Notes to Financial Statements of Luxtec, were approximately $576,000, and were due to expire in varying amounts through the year 2009. As a result of the Merger, CardioDyne expects to incur, and Luxtec may but does not expect to incur, an "ownership change" under federal tax law. As a result, any NOLs incurred prior to an ownership change will be subject to an annual limit for use in subsequent years equal to the corporation's value at the time of the ownership change multiplied by a percentage equal to the federal long-term tax-exempt interest rate. Unused NOLs continue to be carried forward until they expire, subject to these limitations. Other limitations to NOLs and tax credits of Luxtec and CardioDyne may apply as a result of the Merger.

        For state income tax purposes, use of existing Massachusetts NOLs is limited by reference to income subject to tax in Massachusetts. As described above under the caption "Operations After the Merger," it is presently expected that the Surviving Corporation will be located in Massachusetts. As a result, its income subject to Massachusetts tax, and consequently its ability to use Massachusetts NOLs, should not be effected.

     BACKUP WITHHOLDING. In order to avoid "backup withholding" of Federal income tax on payments of cash to a holder who receives cash in lieu of fractional shares of Luxtec Common Stock in the Merger, or pursuant to earn-out payments, adjustment amounts or appraisal rights, a holder must, unless an exception applies under the applicable law and regulations, provide the payor of such cash with such holder's correct taxpayer identification number ("TIN") on a Form W-9 and certify under penalties of perjury that such number is correct and that such holder is not subject to backup withholding. A Form W-9 will be included as a part of the Transmittal Materials (as defined below under "THE MERGER AGREEMENT -- Exchange of Stock Certificates"). If the correct TIN and certifications are not provided, a $50 penalty may be imposed on the holder by the IRS and any cash payments received by the holder in exchange for shares may be subject to backup withholding tax at a rate of 31%.

                              THE MERGER AGREEMENT

     The following is a brief summary of certain provisions of the Merger Agreement and their effect. This summary is not intended to be a complete statement of all material provisions of the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Proxy Statement/PPM as Annex A and incorporated by reference. Capitalized terms used herein and not otherwise defined, shall have the meaning assigned such terms in the Merger Agreement. The stockholders of Luxtec and CardioDyne are urged to review the text of the Merger Agreement in its entirety.

EFFECTIVE TIME OF THE MERGER

     It is presently contemplated that the Merger will be completed as soon as practicable after approval of the proposed amendment to the Luxtec Charter and issuance of shares of Luxtec Common Stock in connection with the Merger by the stockholders of Luxtec and the approval and adoption of the Merger Agreement by the stockholders of CardioDyne. Subject to the rights of the respective directors of Luxtec and CardioDyne to terminate the Merger Agreement and abandon the Merger (see "Termination" below), as soon as practicable after satisfaction or waiver of all conditions to the Merger (see "Conditions to the Merger" below), Luxtec and CardioDyne will cause Articles of Merger and a Certificate of Merger (substantially in the form of Exhibit B to the Merger Agreement) to be executed and filed and recorded in the appropriate filing and recording offices of the Commonwealth of Massachusetts and the State of Delaware and will take such other actions as may be necessary under applicable law to make the Merger effective. The Merger will be effective as of the time the Articles of Merger and Certificate of Merger are duly filed with the Secretary of State of Massachusetts and Delaware (the "Effective Time").

EFFECTS OF THE MERGER

     If the Merger is approved and effected, then as of the Effective Time:

     MERGER OF CARDIODYNE INTO ACQUIRER; SURVIVING CORPORATION. CardioDyne will be merged into Acquirer and will cease to exist as a separate entity. Acquirer will continue to exist as a Massachusetts corporation and will change its name to CardioDyne, Inc. (the "Surviving Corporation"). The Surviving Corporation's authorized capital stock will be as set forth in its Articles of Organization, substantially in the form of Annex D to this Proxy Statement/PPM.

     ARTICLES OF ORGANIZATION AND BY-LAWS OF SURVIVING CORPORATION. The Articles of Organization of Acquirer in effect as of the Effective Time will be the Articles of Organization of the Surviving Corporation. The by-laws of the Surviving Corporation will be the by-laws of Acquirer in effect as of the Effective Time, which will be substantially in the form of Annex E to this Proxy Statement/PPM.

     CONVERSION OF CARDIODYNE COMMON STOCK. Each share of CardioDyne Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held directly or indirectly by stockholders of CardioDyne who duly exercise their appraisal rights, see "Appraisal Rights") will automatically be converted into and become such fraction of a share of Luxtec Common Stock as equals one million (1,000,000) divided by the number of shares of CardioDyne Common Stock issued and outstanding immediately prior to the Effective Time (without regard to the exercise of statutory dissenters' rights of appraisal by any CardioDyne Stockholders) (the "Exchange Rate"), subject to the issuance of cash in lieu of fractional shares as described under the caption "Fractional Shares" below. Irrespective of the number of shares of capital stock of CardioDyne issued and outstanding immediately prior to the Effective Time and the number of any outstanding options, warrants or other rights to purchase shares of the capital stock of CardioDyne immediately prior to the Effective Time and of the number of any outstanding securities exchangeable for or convertible into shares of the capital stock of CardioDyne immediately prior to the Effective Time, Luxtec shall be obligated to issue no more than an aggregate of up to one million (1,000,000) shares of Luxtec Common Stock (such number of shares being subject to reduction to account for the exercise by any CardioDyne Stockholder of statutory dissenters' rights of appraisal), in connection with the Merger of Acquirer and CardioDyne, except to the extent required pursuant to the Earn-Out Payments (See "THE MERGER AGREEMENT -- Additional Consideration") and the Purchase Price Adjustment

(See "THE MERGER AGREEMENT -- Purchase Price Adjustment"). It is expected that there will be 4,295,045 shares of CardioDyne Common Stock issued and outstanding immediately prior to the Effective Time thereby resulting in an Exchange Rate of approximately .23283 shares of Luxtec Common Stock for each share of CardioDyne Common Stock. The aggregate amount of shares of Luxtec Common Stock issued in exchange for all of the issued and outstanding shares of CardioDyne Common Stock immediately prior to the Effective Time (subject to appraisal rights) are referred to as the "Exchanged Shares." Each share of CardioDyne Common Stock held by a stockholder who duly exercises the appraisal rights referred to above will be converted into the right to receive the fair value of such share, determined pursuant to Section 262 of the Delaware General Corporation Law. See "DISSENTERS' RIGHTS."

     CARDIODYNE STOCK OPTIONS/CONVERTIBLE NOTES. As of June 30, 1995, the principal and accrued interest of CardioDyne's convertible promissory notes in the aggregate amount of $78,139 was converted into an aggregate of 130,232 shares of CardioDyne Common Stock at a price of $.60 per share, of which 24,121 shares were issued to Laura and Mark Epstein-Norris and 24,121 shares were issued to Ruth Epstein and Mark Shafir. Laura Epstein-Norris and Ruth Epstein are the daughters of Paul Epstein. As of June 30, 1995, CardioDyne had outstanding stock options to purchase an aggregate of 145,000 shares of CardioDyne Common Stock at exercise prices of $0.425 to $0.50 per share, including an option to purchase 25,000 shares at an exercise price of $0.425 per share held by Robert R. MacDonald, a director of CardioDyne. Effective immediately prior to but conditioned upon the Merger, all outstanding options to purchase CardioDyne Common Stock, to the extent not already vested, will accelerate and become fully vested upon the Merger. As a condition to the Merger, all outstanding stock options to acquire CardioDyne Common Stock must be exercised and/or surrendered for shares of CardioDyne Common Stock. See "THE MERGER AGREEMENT -- Conditions to the Merger." Immediately prior to but conditioned upon the Merger, CardioDyne has agreed to issue, in lieu of exercise of outstanding stock options and without payment of cash consideration, shares of CardioDyne Common Stock to the three holders of outstanding stock options, and such optionholders have indicated their intention to accept the issuance of such shares in lieu of exercise. Pursuant thereto, CardioDyne will issue an aggregate of 74,375 shares of CardioDyne Common Stock in exchange for all outstanding stock options, including 14,375 shares to be issued to Mr. MacDonald.

EXCHANGE OF STOCK CERTIFICATES

     At the Effective Time, stock certificates formerly representing shares of CardioDyne Common Stock will cease to represent such shares and thereafter will represent the shares of Luxtec Common Stock into which they have been converted pursuant to the Merger Agreement and the right to receive earn-out payments and purchase price adjustments as provided in the Merger Agreement, except in the case of CardioDyne stockholders who duly exercise the appraisal rights referred to above, whose stock certificates will represent their rights to receive the fair value of their shares. See "DISSENTERS' RIGHTS." CardioDyne stock certificates will be exchangeable for new certificates as follows.

     The First National Bank of Boston, transfer agent for Luxtec, will act as Paying and Exchange Agent (the "Paying and Exchange Agent") for the exchange of CardioDyne stock certificates for Luxtec stock certificates. As promptly as is practicable following the Effective Time, the Paying and Exchange Agent will mail to each record holder of shares of CardioDyne Common Stock instructions and transmittal materials ("Transmittal Materials") for exchanging such holder's CardioDyne stock certificates for new certificates representing the shares of Luxtec Common Stock into which such holder's shares of CardioDyne Common Stock have been converted. CARDIODYNE STOCKHOLDERS ARE REQUESTED NOT TO SURRENDER THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE SUCH TRANSMITTAL MATERIALS FROM THE PAYING AND EXCHANGE AGENT. Upon surrender of a CardioDyne stock certificate to the Paying and Exchange Agent, the Paying and Exchange Agent will promptly cancel such certificate and deliver in exchange therefor a new certificate representing that number of whole shares of Luxtec Common Stock into which the shares of CardioDyne Common Stock formerly represented by such certificate have been converted pursuant to the Merger less the escrow. Until so surrendered, each CardioDyne stock certificate (other than those held by former CardioDyne stockholders who duly exercise their appraisal rights referred to above) will represent for all purposes the shares of Luxtec

Common Stock into which the shares of CardioDyne Common Stock formerly represented by such certificate have been converted pursuant to the Merger.

     If any certificate representing shares of Luxtec Common Stock into which shares of CardioDyne Common Stock is to be issued in a name other than that in which the surrendered CardioDyne stock certificate is registered, it will be a condition to such issuance that the person requesting such issuance deliver to the Paying and Exchange Agent all documents necessary to evidence and effect such transfer (with signature guarantees) and pay to the Paying and Exchange Agent any transfer or other taxes required by reason thereof (or establish to the Paying and Exchange Agent's satisfaction that such taxes have been paid or are not applicable).

     At the Effective Time, the stock transfer books of CardioDyne will be closed and no transfers of CardioDyne Common Stock shall thereafter be made on those books. If, after the Effective Time, CardioDyne stock certificates are presented to CardioDyne for transfer, they will be canceled and exchanged for Luxtec stock certificates representing the shares of Luxtec Common Stock deliverable in exchange therefor as described above.

FRACTIONAL SHARES

     No scrip or fractional shares of Luxtec Common Stock will be issued upon conversion of any shares of CardioDyne Common Stock. In lieu thereof, there shall be paid to each former CardioDyne Stockholder who would otherwise have been entitled to a fractional share of Luxtec Common Stock, a cash payment (without interest) in respect of such fractional interest determined by valuing Luxtec Common Stock at its unweighted average closing price on the AMEX for the twenty (20) trading days ending five (5) trading days before the Effective Time.

ADDITIONAL CONSIDERATION

     In addition to the shares of Luxtec Common Stock (see "Conversion of CardioDyne Common Stock"), each CardioDyne Stockholder will be entitled to receive earn-out payments from and after the date of Luxtec's first commercial sale of non-invasive products which continuously measure blood pressure (see the Merger Agreement for complete definition of "CNIMT Products") up to and including the seventeenth (17th) anniversary of such date. Such annual payments shall be equal to five percent (5%) of Luxtec's Realized Net Sales (see Merger Agreement for complete definition of "Realized CNIMT Net Sales") on such CNIMT Products ("Earn-Out Payments"). Such Earn-Out Payments shall be paid to CardioDyne Stockholders on a pro rata basis in accordance with each CardioDyne's Stockholder's ownership of CardioDyne Common Stock immediately prior to the Effective Time. Earn-Out Payments shall be paid, without withholding for taxes or for any other reason or claim, (i) fifty percent (50%) in cash and (ii) fifty percent (50%) in shares of Luxtec Common Stock with such shares of Luxtec Common Stock to be valued at the unweighted average of the closing prices of such shares on the AMEX, or on such other national securities exchange or automated quotation system, if any, on which the Luxtec Common Stock is then listed or traded, during the twenty (20) trading days ending five (5) trading days before the date of issuance of such shares.

     Notwithstanding the foregoing, if Luxtec licenses the right to develop, manufacture or distribute the CNIMT Products to a non-affiliate third party (the "Licensee") pursuant to a license agreement (a "CNIMT License Agreement"), then in addition to the Earn-Out Payments provided above, Luxtec shall pay to the CardioDyne Stockholders an aggregate amount (the "Royalty Payments") equal to twenty-five percent (25%) of any and all royalties, licensing fees and/or other consideration or fees actually received by Luxtec from the Licensee pursuant to such CNIMT License Agreement (but excluding any amounts paid by any such Licensee for the purpose of funding research and development costs relating to the CNIMT Products licensed pursuant to a CNIMT License Agreement). Such Earn-Out Payments shall be paid to CardioDyne Stockholders on a pro rata basis in accordance with each CardioDyne's Stockholder's ownership of CardioDyne Common Stock immediately prior to the Effective Time. Such Royalty Payments shall be paid, without withholding for taxes or for any other reason or claim,
(i) fifty percent (50%) in cash and (ii) fifty percent (50%) in shares of Luxtec Common Stock with such shares of Luxtec Common Stock to be valued at the unweighted average of the closing prices of such shares on the AMEX, or on such other national securities exchange or automated quotation system, if any, on which the Luxtec Common Stock is then listed or traded, during the twenty
(20) trading days ending five (5) trading days before the date of issuance of such shares. Under no circumstances shall the License Revenue be included in or considered a part of Realized CNIMT Net Sales.

     Notwithstanding the foregoing, if Luxtec sells, assigns or otherwise transfers, in whole or in part, the technology underlying the CNIMT Products, as distinct from the sale of and/or grant of licenses with respect to, the CNIMT Products, to a non-affiliate third party (the "Purchaser") pursuant to a purchase agreement relating to such technology or pursuant to a sale of all or substantially all of the assets of Luxtec, a merger whereby Luxtec is not the surviving entity, or otherwise (a "CNIMT Purchase Agreement"), then the rights of the Purchaser and the CardioDyne Stockholders with respect to the CNIMT Products shall either (i) continue as provided above, or (ii) be renegotiated and be subject to such other terms and provisions as shall be mutually agreed upon by the Representatives and the Purchaser pursuant to the CNIMT Purchase Agreement.

     The adoption of the Merger Agreement and the approval of the Merger by the CardioDyne Stockholders shall constitute the appointment of the Representatives by the CardioDyne Stockholders to represent the CardioDyne Stockholders with full authority in any and all matters affecting, relating to or otherwise concerning the CNIMT Products, including, but not limited to, the Earn-Out Payments and the sale, transfer or assignment of the CNIMT Products. All decisions and actions by the Representatives in accordance with this appointment shall be binding upon all CardioDyne Stockholders and no CardioDyne Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

PURCHASE PRICE ADJUSTMENT

     In the event that the average of the closing prices of Luxtec Common Stock on the AMEX during the twenty (20) trading days ending five (5) trading days before the Closing Date (the "Closing Price") shall be less than $3.25 per share, then Luxtec shall be obligated to pay to the CardioDyne Stockholders, pro rata, additional consideration in an aggregate amount (the "Adjustment Amount") equal to the actual number of Exchanged Shares issued pursuant to the Merger up to one million (1,000,000) (such number of shares being subject to reduction to account for the exercise by any CardioDyne Stockholder of statutory dissenters' rights of appraisal) multiplied by the excess of (i) $3.25 over (ii) the Closing Price. The Adjustment Amount shall be paid, pro rata, to the CardioDyne Stockholders, and shall be made in annual installments commencing at the later of (a) forty-five (45) days after the end of the fiscal year of Luxtec in which Luxtec first has positive cash flow, or (b) the date which is eighteen (18) months after the Closing Date, in annual installments equal to two percent (2%) of Realized Net Sales (see Merger Agreement for complete definition of "Realized Net Sales") of all Luxtec products, and shall be paid by Luxtec fifty percent (50%) in cash and fifty percent (50%) in Luxtec Common Stock, such Luxtec Common Stock valued at the unweighted average of the closing prices thereof for the twenty (20) trading days ending five (5) trading days preceding the date of issuance thereof in respect of an Adjustment Amount installment payment; provided however, that any and all such payments of the Adjustment Amount shall be suspended and not paid in any fiscal year in which Luxtec has negative cash flow, and shall remain suspended until the next fiscal year of Luxtec in which Luxtec shall have positive cash flow, at which time such payments shall resume. Notwithstanding the foregoing, Luxtec shall have no obligation to make any payments with respect to the Adjustment Amount as otherwise required hereby in the event that the unweighted average of the closing prices of Luxtec Common Stock for any twenty (20) consecutive trading days during the eighteen (18) month period immediately following the Closing Date shall equal or exceed $4.00 per share.

     The following table sets forth various scenarios with respect to the Adjustment Amount given changes in the Closing Price and Realized Net Sales:

                                       ADJUSTMENT      REALIZED        ANNUAL
CLOSING PRICE     EXCHANGED SHARES       AMOUNT        NET SALES      PAYMENT
-------------     ----------------     ----------     -----------     --------
    $3.15             1,000,000        $  100,000     $ 5,000,000     $100,000
    $3.00             1,000,000        $  250,000     $ 6,250,000     $125,000
    $2.25             1,000,000        $1,000,000     $10,000,000     $200,000

REPRESENTATIONS AND WARRANTIES

     The Merger Agreement contains customary representations and warranties relating to, among other things: (1) each of Luxtec's, CardioDyne's and Acquirer's organization, qualification and similar corporate matters; (2) each of Luxtec's, CardioDyne's and Acquirer's capital structure; (3) the accuracy and completeness of the financial statements of Luxtec and CardioDyne and of the public company reports of Luxtec; (4) the absence of certain material changes or events relating to each of Luxtec and CardioDyne, since December 31, 1994 in the case of CardioDyne, and since April 30, 1995 in the case of Luxtec; (5) good title to Luxtec's and CardioDyne's assets and properties, free and clear of liens (except certain liens disclosed to CardioDyne and Luxtec, respectively);
(6) the absence of any material undisclosed liabilities of either Luxtec of CardioDyne; (7) the filing of tax returns and the payment of taxes by Luxtec and CardioDyne; (8) no material pending or threatened litigation; (9) certain contracts relating to products, supplies, services, employment, consulting and benefit matters, indebtedness, shares of stock and other material contracts; (9) intellectual property of CardioDyne; (10) no consent, approval or authorization of filing with any governmental entity in connection with the Merger Agreement, subject to certain exceptions; (11) compliance with law; (12) the accuracy of information supplied by each of Luxtec and CardioDyne in connection with this Proxy Statement; and (13) the approval of the Merger by the Board of Directors of Luxtec so as to render inapplicable thereto certain anti-takeover provisions of Massachusetts law.

CONDUCT OF BUSINESS

     Each of Luxtec and CardioDyne has made certain covenants and agreements with respect to the conduct of its business from the date of the Merger Agreement through the Effective Time and certain actions to be taken (or forborne) by it in connection with the Merger, including the following:

     - That it will conduct its business in the ordinary course in substantially the manner as previously conducted and not engage in any material acquisition or disposition of assets, incurrence of liabilities, or investment in other business entities, any extraordinary or novel transactions or methods of doing business, or any action that might disqualify the Merger as a tax-free reorganization for federal income tax purposes.

     - That it will use its best efforts to preserve its business organization, personnel, properties, and business relationships with suppliers and customers and others with whom it has business relations, for the benefit of the Surviving Corporation.

     - That it will not engage in any issuance or acquisition of shares of its capital stock (other than issuances of shares of stock upon exercise of outstanding options or warrants or upon conversion of outstanding convertible securities) or any dividend or distribution in respect of any such shares.

     - That it will not grant any bonus, any increase in the compensation of its officers, key employees or agents, or any general or uniform increases in the compensation of its employees (other than certain salary increases made in the ordinary course of business). With respect to CardioDyne, that any and all unpaid but accrued reasonable business expenditures (including salaries and other compensation expenses but not including legal fees) incurred by CardioDyne in the ordinary course of its business from March 31, 1995 until and including the Closing Date, up to a maximum of Thirty-Five Thousand Dollars ($35,000) per calendar month, shall be assumed by and become the liabilities of Acquirer immediately after the Closing Date.

     - That it will grant the other party and its representatives full access to its properties and records.

     - That neither it nor any of its officers, directors, employees, representatives, or agents (including without limitation its investment bankers, accountants, and counsel) shall directly or indirectly encourage, solicit, initiate, or participate in any discussions or negotiations with, or provide any information to, any person (other than the other party and its representatives) concerning any offer or proposal for any merger, tender offer, sale, lease as lessor, license as licensor, or other disposition of substantial assets, sale of shares of capital stock or debt securities, or similar transaction involving it, and shall not enter into any discussion of any business transaction with a third party that would involve any receipt, transmission, or disclosure of its confidential information, except in the ordinary course of business.

     - That it will cooperate with the other party in the preparation and filing of all necessary documents and the taking of all other actions that may be required in order to obtain any governmental approvals and consents necessary to consummate the Merger.

     - That it will take all actions necessary to obtain its stockholders' approval of the Merger.

CONDITIONS TO THE MERGER

     Each party's obligation to effect the Merger is subject to various conditions, unless waived, which include in addition to other customary closing conditions, the following:

     - The continued accuracy in all material respects of the other party's representations and warranties, and the compliance in all material respects by the other party with its covenants and agreements, set forth in the Merger Agreement.

     - The approval of the Merger by the stockholders of each party, respectively, and the approval by the stockholders of Luxtec of the issuance of shares of Luxtec Common Stock in connection with the Merger and the amendment of the Luxtec Charter by the filing of the Amendment substantially in the form of Annex B to this Proxy Statement/PPM.

     - The absence of any injunction or other legal restraint on the consummation of the Merger.

     - The absence of any material change in the financial condition, business or assets of the other party.

     - The receipt by each party of an opinion of counsel to the other party with respect to certain legal matters in connection with the Merger.

     The obligation of Luxtec and Acquirer to effect the Merger are also subject to the following additional conditions (any of which may be waived by Luxtec and Acquirer):

     - The resignation of their respective positions by all of the officers and directors of CardioDyne.

     - The conversion into CardioDyne Common Stock of all outstanding convertible notes of CardioDyne.

     - The exercise of all outstanding stock options of CardioDyne and/or the exchange of such stock options for shares of CardioDyne Common Stock pursuant to agreements satisfactory in form and substance to Luxtec.

SECURITIES LAWS MATTERS

     Pursuant to the Merger Agreement, CardioDyne agrees to cooperate with Luxtec in qualifying the issue of Luxtec Common Stock to the CardioDyne Stockholders under sec. 4(2) of, and/or Regulation D of the Commission under, the Securities Act and in complying with all state securities laws in respect thereto. Neither CardioDyne nor any of its agents is or shall be authorized to act on Luxtec's behalf with respect to any aspect of the transactions contemplated by the Merger Agreement or make any solicitations of or representations to any of the CardioDyne Stockholders on Luxtec's behalf. Neither the Merger Agreement nor any other act by Luxtec except this Proxy Statement/PPM sent to the CardioDyne Stockholders shall be deemed an offer with respect to Luxtec Common Stock.

     Pursuant to the Merger Agreement, each certificate of Luxtec Common Stock issued to CardioDyne Stockholders will bear a standard Securities Act legend as set forth in sec. 9.2(f) of the Merger Agreement. A stop order will be issued to Luxtec's transfer agent preventing transfer of all such certificates unless the transfer of the shares represented thereby is registered or exempt from registration under the Securities Act. Each CardioDyne Stockholder receiving Luxtec Common Stock will be required to sign a certificate substantially in the form of Exhibit F to the Merger Agreement (the "Target Stockholder Representation Certificate"). Any and all sales of Luxtec Common Stock made in reliance on Rule 144 of the Commission must conform to the requirements of that rule. Because the CardioDyne Stockholders must bear the economic risk of their investment in the Luxtec Common Stock for an indefinite period, they accordingly should take into account the restrictions on transfer in valuing the Luxtec Common Stock to be delivered to them pursuant to the Merger Agreement. See "CERTAIN OTHER AGREEMENTS -- CardioDyne Stockholder Representation Certificate."

REGISTRATION RIGHTS

     From and after the date which is two hundred forty (240) days after the Closing Date, and ending on the sixth anniversary of the Closing Date, Luxtec has agreed to provide the CardioDyne Stockholders with two (2) demand registration rights pursuant to a registration statement on Form S-3 (or comparable or successor form) with respect to their shares of Luxtec Common Stock received in the Merger, and if elected by such CardioDyne Stockholders, such registrations may be a "shelf registration" made pursuant to Rule 415 adopted pursuant to the Securities Act; provided however, that if Luxtec becomes ineligible to file registration statements on Form S-3 solely because Luxtec fails to timely make its required filings pursuant to the Exchange Act, the filing of the foregoing registration statement may be on Form S-1 (or comparable or successor form) under the Securities Act, but in no case whatsoever (subject to a limited exception), shall the CardioDyne Stockholders be permitted to elect, nor shall Luxtec be obligated to cause, such Form S-1 registration statement to be a "shelf registration" pursuant to Rule 415 adopted pursuant to the Securities Act. Luxtec shall not be required to consummate more than one (1) such demand offering during the period from the Closing Date up to and including the third anniversary thereof, and not more than one (1) such demand offering during the period after the third anniversary of the Closing Date up to and including the sixth (6th) anniversary thereof.

     Beginning after the third anniversary of the Closing Date, and ending on the fifteenth anniversary of the Closing Date, CardioDyne Stockholders may notify Luxtec in writing that such CardioDyne Stockholders desire for Luxtec to cause shares of Luxtec Common Stock received by them in the Merger having an aggregate offering price of at least Two Hundred and Fifty Thousand Dollars ($250,000) (based on the then current public market price) to be registered for sale to the public pursuant to a registration statement on Form S-3 (or comparable or successor form) under the Securities Act. Luxtec shall not be required to consummate more than an aggregate of three (3) such offerings.

     If at any time from and after the date which is two hundred forty (240) days after the Closing Date, Luxtec proposes to file a registration statement under the Securities Act covering a proposed sale of Luxtec Common Stock, whether for its own account or for the account of any other security holder or both (subject to certain exceptions), Luxtec shall give each CardioDyne Stockholder written notice of such proposed filing at least 20 Business Days prior to the anticipated filing date, and such notice shall offer each such CardioDyne Stockholder the opportunity to register such number of securities as they may request. Luxtec shall use its best efforts to cause the securities as to which registration shall have been so requested by the requesting CardioDyne Stockholders to be included among the shares of Luxtec Common Stock to be covered by the registration statement proposed to be filed by Luxtec. In the event that any such registration statement shall be, in whole or in part, an underwritten public offering, Luxtec shall use its best efforts to cause the managing underwriter or underwriters to include such securities as to which registration shall have been so requested by the requesting CardioDyne Stockholders, all upon the same terms and conditions as the other shares of Luxtec Common Stock included therein.

     If any registration of any Luxtec Common Stock shall be made by Luxtec with the Commission in connection with an underwritten public offering of such Luxtec Common Stock, each such CardioDyne

Stockholder agrees (and shall enter into an agreement which shall so state), if requested by the managing underwriter or underwriters, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any shares of Luxtec Common Stock or any other equity security of Luxtec or of any security convertible into or exchangeable or exercisable for Luxtec Common Stock or any such other equity security of Luxtec (in each case, other than as part of such underwritten public offering) within ten days before or three hundred sixty-five (365) days after the effective date of the registration statement filed in connection with such underwritten offering, provided, however, that all 5% stockholders of Luxtec and the then-serving officers and directors of Luxtec who are not also CardioDyne Stockholders shall so agree for a like period.

     The foregoing registration rights are further subject to standard limitations, terms and conditions as are set forth in Section 10 of the Merger Agreement attached to this Proxy Statement/PPM as Annex A.

SURVIVAL AND MATERIALITY OF REPRESENTATIONS

     Each of the representations and warranties made by the parties pursuant to the Merger Agreement shall survive the Closing Date and Effective Date and consummation of the transactions contemplated thereby. Notwithstanding the foregoing, the representations and warranties of the parties thereto shall expire and have no further force or effect on the first anniversary of the Effective Date. Any claims made under or with respect to such representations and warranties on or before the first anniversary of the Effective Date shall survive until, and only for purposes of, resolution of such claims in accordance with the Escrow Agreement and the Merger Agreement.

TAX CONSEQUENCES TO THE PARTIES

     Each of Luxtec and CardioDyne understand and agree that neither of them are making any representation or warranty as to the tax consequences of the Merger Agreement. Nonetheless, all parties thereto agree to report the transactions contemplated thereby on their respective federal income tax returns as a tax-free reorganization under sec. 368(a) of the Code.

TERMINATION

     The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after approval of the Merger by the stockholders of either or both of Luxtec and CardioDyne, only as follows:

     - By either Luxtec or CardioDyne, by written notice to the other, if the other party is in breach of its obligations under the Merger Agreement and shall not have cured such breach within a period of fifteen (15) days after written notice from the other party, or if all of the conditions precedent to the consummation of the Merger Agreement have not been satisfied or waived by October 31, 1995.

     - At any time by mutual agreement of the respective Boards of Directors of Luxtec and CardioDyne.

Any such termination will be without liability on the part of either Luxtec or CardioDyne.

INDEMNIFICATION AND ESCROW

     Pursuant to the Merger Agreement and contingent upon the consummation of the Merger, an aggregate of fifteen percent (15%) of the Exchanged Shares (i.e., a maximum of one hundred fifty thousand (150,000) Exchanged Shares) (the "Escrowed Shares") shall be withheld from the one million (1,000,000) Exchanged Shares (each of such numbers of shares being subject to reduction to account for the exercise by any CardioDyne Stockholder of statutory dissenters' rights of appraisal) that would otherwise be issued and delivered to the CardioDyne Stockholders pursuant to the Merger Agreement, and shall be instead delivered to and held by The First National Bank of Boston (the "Escrow Agent") in accordance with Section 14 of the Merger Agreement and the Escrow Agreement attached as Exhibit E to the Merger Agreement. The number of shares to be withheld from each of the CardioDyne Stockholders shall equal fifteen percent (15%) of the total number of Exchanged Shares to be received by such CardioDyne Stockholder for his, her or its shares of

CardioDyne Common Stock in the Merger. Assuming that any and all claims against the Escrowed Shares have been settled, the Escrowed Shares shall be released after the first anniversary of the Effective Date of the Merger and otherwise in accordance with the Escrow Agreement.

     Luxtec and Acquirer shall be entitled to recover from the Escrowed Shares for any claims, liabilities, losses, damages, costs and expenses, including without limitation reasonable fees and disbursements of counsel ("Damages"), related to or arising out of (i) any failure or any breach of any representation or warranty of CardioDyne or any failure to perform any covenant, obligation, undertaking or agreement of CardioDyne contained in the Merger Agreement, and
(ii) fraud of CardioDyne.

     With respect to claims pursuant to clause (i), this right to recover Damages only applies to Damages in excess of the first sixty-five thousand dollars ($65,000) and shall be applicable to claims made on or before the first anniversary of the Effective Time. Further, each CardioDyne Stockholder's exposure is limited to his, her or its pro rata share of a claim up to the number of Escrowed Shares. Damages shall be payable solely from the Escrowed Shares pursuant to the terms of the Merger Agreement and the Escrow Agreement.

     With respect to claims pursuant to clause (ii), claims may be brought against any and all Escrowed Shares then held pursuant to the Escrow Agreement and against the party or parties who shall have acted fraudulently, in each case at any time prior to the expiration of the applicable statute of limitations with respect to such claims based on fraud and there shall be no limitation whatsoever with respect to liability for such claims based on fraud as against the party or parties who shall have acted fraudulently.

     The adoption of the Merger Agreement and the approval of the Merger by the CardioDyne Stockholders shall constitute approval by the CardioDyne Stockholders of the Escrow Agreement, attached to the Merger Agreement as Exhibit E, and of all of the arrangements relating thereto, including without limitation (i) the placement of the Escrowed Shares in escrow, (ii) the appointment of the Messrs. Paul Epstein and Patrick G. Phillipps as Representatives, and (iii) the authority of the Representatives to (a) represent the CardioDyne Stockholders in any and all matters affecting, relating to or otherwise concerning the Escrow Agreement, and (b) defend and/or settle any claims for which the CardioDyne Stockholders may be required to indemnify the Indemnified Parties pursuant to
Section 14 of the Merger Agreement and/or the Escrow Agreement. All decisions and actions by the Representatives shall be binding upon all CardioDyne Stockholders and no CardioDyne Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

     The methods and procedures for asserting a claim under the Escrow and for defending, settling and/or paying such a claim are set forth in Section 14 of the Merger Agreement and in the Escrow Agreement. The stockholders of Luxtec and CardioDyne are urged to review Section 14 of the Merger Agreement and the Escrow Agreement in their entirety. See "CERTAIN OTHER AGREEMENTS -- Escrow Agreement."

EXPENSES

     Each of Luxtec and CardioDyne will bear all of its own expenses incurred in connection with the preparation and execution of the Merger Agreement and the other agreements contemplated thereby and the consummation of the transactions contemplated thereby.

     Notwithstanding the foregoing, if the Merger does not occur solely because the stockholders of either Luxtec or CardioDyne do not vote in favor thereof (except where such unfavorable vote of the stockholders of a party is due to the breach of the Merger Agreement by the other party or if the Board of Directors of the other party withdraws its recommendation in favor of the Merger because it has determined in good faith, after consultation with its outside legal counsel, that it must do so in order to comply with its fiduciary duties under applicable law), then, assuming the other party has obtained the requisite stockholder approval and has otherwise performed all of its obligations under the Merger Agreement, the party failing to obtain such stockholder approval shall reimburse the other party for all of the fees and expenses incurred by such other party in connection with the negotiation and preparation of the Merger Agreement and the transactions contemplated thereby (including but not limited to reasonable attorneys' fees and disbursements) up to an aggregate of Seventy-Five Thousand Dollars ($75,000).

     Notwithstanding the foregoing, if Luxtec withdraws this Proxy Statement/PPM from the Commission (except where such withdrawal of this Proxy Statement/PPM is due to the breach of this Agreement by CardioDyne or if Luxtec's Board of Directors has determined in good faith, after consultation with its outside legal counsel, that this Proxy Statement/PPM must be withdrawn in order to comply with its fiduciary duties under applicable law), then Luxtec shall reimburse CardioDyne for all of the fees and expenses incurred by CardioDyne in connection with the negotiation and preparation of the Merger Agreement and the transactions contemplated thereby (including but not limited to reasonable attorneys' fees and disbursements) up to an aggregate of Seventy-Five Thousand Dollars ($75,000).

MISCELLANEOUS

     AMENDMENTS. The Merger Agreement may be amended in any manner and at any time prior to the submission of the Merger Agreement to the CardioDyne Stockholders and the Luxtec Stockholders, and, after such submission, may be amended to extend the Closing Date and termination date referred to therein or to make other amendments which, in the opinion of the respective counsel for Luxtec and CardioDyne, do not substantially alter the terms thereof, by written instrument stating that it is an amendment of the Merger Agreement executed by the parties thereto and approved by the Boards of Directors of Luxtec and CardioDyne.

     SUBMISSION TO JURISDICTION; WAIVERS. Luxtec and each of the CardioDyne Stockholders (by approval of the Merger Agreement and the transactions contemplated thereby), for itself and on behalf of its successors, assigns and transferees, irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to the Merger Agreement or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of The Commonwealth of Massachusetts, the courts of the United States of America for the District of Massachusetts, and appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, at its address as provided in the Merger Agreement or at such other address as it shall have notified each of the other parties thereto in the manner provided in the Merger Agreement;

          (iv) agrees that nothing in the Merger Agreement shall affect the right to effect service of process in any other manner permitted by law; and

          (v) waives trial by jury in any legal action or proceeding relating to the Merger Agreement and for any counterclaim thereon.

                            CERTAIN OTHER AGREEMENTS

INVENTION AND NON-DISCLOSURE AGREEMENTS/NON-COMPETITION AGREEMENTS

     In connection with the Merger Agreement, each of Messrs. Paul Epstein and Patrick G. Phillipps will become employees of Luxtec and will enter into Invention and Non-Disclosure Agreements attached to the Merger Agreement as Exhibit C (the "Non-Disclosure Agreements"), and Non-Competition Agreements attached to the Merger Agreement as Exhibit D (the "Non-Compete Agreements"), with Luxtec. Each of the Non-Disclosure Agreements and the Non-Compete agreements contains standard provisions relating to the disclosure of confidential information of Luxtec, the assignment of any inventions or other intellectual property to Luxtec, and agreements not to compete with Luxtec or solicit other Luxtec employees for a period of two (2) years after the termination of employment with Luxtec.

ESCROW AGREEMENT

     In connection with the Merger Agreement, the Company, Acquirer and the Representatives will enter into the Escrow Agreement attached to the Merger Agreement as Exhibit E. Pursuant to the Merger Agreement and the Escrow Agreement, an aggregate of up to 150,000 of up to 1,000,000 Exchanged Shares (the "Escrowed Shares") shall be withheld from the Exchanged Shares (each of such numbers of shares being subject to reduction to account for the exercise by any CardioDyne Stockholder of statutory dissenters' rights of appraisal) that would otherwise be issued and delivered to the CardioDyne Stockholders pursuant to the Merger Agreement, and shall be instead delivered to and held by the Escrow Agent. The number of shares to be withheld from each of the CardioDyne Stockholders shall equal fifteen percent (15%) of the total number of Exchanged Shares to be received by such CardioDyne Stockholder for his, her or its shares of CardioDyne Common Stock in the Merger.

     Pursuant to the Merger Agreement, Messrs. Paul Epstein and Patrick G. Phillipps are appointed as the Representatives of the CardioDyne Stockholders in connection with the administration of the Escrow Agreement. The adoption of the Merger Agreement and the approval of the Merger by the CardioDyne Stockholders shall constitute approval by the CardioDyne Stockholders of the Escrow Agreement and of all of the arrangements relating thereto, including without limitation
(i) the placement of the Escrowed Shares in escrow, (ii) the appointment of the Representatives, and (iii) the authority of the Representatives to (a) represent the CardioDyne Stockholders in any and all matters affecting, relating to or otherwise concerning the Escrow Agreement, and (b) defend and/or settle any claims for which the CardioDyne Stockholders may be required to indemnify the Indemnified Parties pursuant to Section 14 of the Merger Agreement and/or the Escrow Agreement. All decisions and actions by the Representatives shall be binding upon all CardioDyne Stockholders and no CardioDyne Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

     The methods and procedures for asserting a claim under the Escrow Agreement and for defending, settling and/or paying such a claim are set forth in Section 14 of the Merger Agreement and in the Escrow Agreement. The stockholders of Luxtec and CardioDyne are urged to review this section of the Merger Agreement and the Escrow Agreement in their entirety (see also "THE MERGER AGREEMENT -- Indemnification and Escrow").

CARDIODYNE STOCKHOLDER REPRESENTATION CERTIFICATE

     In order to ensure that the Merger will be treated as a "tax-free reorganization" for accounting and financial reporting purposes, each CardioDyne Stockholder who receives shares of Luxtec Common Stock pursuant to the Merger Agreement will be required to execute and deliver a Stockholder Representation Certificate, a copy of which is attached to the Merger Agreement as Exhibit F. Among other things, the Stockholder Representation Certificate requires the CardioDyne Stockholders to make representations that (i) the former CardioDyne Stockholders must indirectly maintain a continuity of interest in the business of CardioDyne by continuing to hold shares of Luxtec following the merger, (ii) such stockholder has not sold, exchanged, transferred or disposed of any shares of CardioDyne Common Stock in contemplation of the Merger and has no present intent to sell, exchange, transfer or dispose of any of the shares of Luxtec Common Stock received by such stockholder pursuant to the Merger, and (iii) such stockholder is acquiring the shares of Luxtec Common Stock for investment purposes, has sufficient business and financial experience to evaluate the risks in acquiring the shares of Luxtec Common Stock, and is able to bear the economic risk of holding such shares for an indefinite period. The Stockholder Representation Certificate also provides an acknowledgment from the CardioDyne Stockholders that they are bound by the provisions of the Merger Agreement applicable to all such stockholders, including, without limitation, the indemnification and escrow provisions and the appointment of the Representatives for the purpose set forth in the Merger Agreement.

                             CONFLICTS OF INTEREST

CARDIODYNE DIRECTORS AND MANAGEMENT

     Following the consummation of the Merger, Messrs. Paul Epstein, Chairman and Vice President of CardioDyne, and Patrick G. Phillipps, President of CardioDyne, will become at-will employees and members of the Board of Directors of Luxtec. Each of Messrs. Epstein and Phillipps will be required to execute and deliver the Non-Disclosure Agreement (attached to the Merger Agreement as Exhibit C) and the Non-Compete Agreement (attached to the Merger Agreement as Exhibit D) in connection with becoming at-will employees of Luxtec (See, "CERTAIN OTHER AGREEMENTS -- Invention and Non-Disclosure Agreements/Non-Competition Agreements"). Following the Merger, Mr. Epstein will be appointed as a Class II Director of Luxtec with a term to expire at the 1998 annual meeting of stockholders of Luxtec and Mr. Phillipps will be appointed as a Class I Director of Luxtec with a term to expire at the 1997 annual meeting of stockholders of Luxtec. See "THE MERGER AGREEMENT -- Effects of the Merger -- CardioDyne Stock Options/Convertible Notes," and "THE MERGER -- Operations After the Merger."

            BUSINESS AND FINANCIAL INFORMATION REGARDING CARDIODYNE

CARDIODYNE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

     CardioDyne was incorporated in February 1989 and is still in the development stage. Since its inception, CardioDyne has experienced significant operating losses resulting primarily from the research and development expenses incurred in the design and development of its initial products, the Kinetorr and the Kinetorr PC. Research and development expenses are composed primarily of salaries and the purchase of outside services, supplies and materials. To date, CardioDyne has not recognized any revenues from product sales and does not expect to recognize substantial product revenues until it commences manufacturing operations and commercial sales. CardioDyne received FDA clearance to market its Kinetorr and Kinetorr PC products in November 1991 and since that date has utilized its available resources for further product development and market research. CardioDyne incurred operating losses of $85,000, $256,000, $389,000, $243,000 and $165,000, respectively, in the fiscal years ended December 31, 1992, 1993 and 1994 and the quarters ended June 30, 1994 and 1995. As of June 30, 1995, CardioDyne had an accumulated deficit of $959,000 and a stockholders' deficit of $38,000. See "SELECTED HISTORICAL AND PRO FORMA COMBINING FINANCIAL DATA" and CardioDyne's financial statements included elsewhere herein.

LIQUIDITY AND CAPITAL RESOURCES

     Since its formation, CardioDyne has funded its operations through the private sale of Common Stock with gross proceeds of $921,000 and with the proceeds of loans from certain affiliates and other investors (all of which loans have been converted into Common Stock). At June 30, 1995, CardioDyne had cash and cash-equivalents of $15,000. CardioDyne does not have a line of credit or other financing arrangements with any bank or any other source of financing.

     CardioDyne has granted a non-exclusive license to certain of its technology to a third party pursuant to which CardioDyne received $125,000 in technology fees in May 1995 and expects to receive additional technology fees of $375,000 based on the achievement of specified milestones which CardioDyne currently believes will be satisfied on various dates over the next 12 to 18 months. CardioDyne will also be entitled to future royalties based on the licensee's sales of products incorporating the licensed technology. CardioDyne has no other current source or expectation of funds to finance its business unless and until it commences manufacturing operations and commercial sales of its Kinetorr and Kinetorr PC products.

     CardioDyne believes that substantial additional financing would be required to commence manufacturing activities and commercial sales in the event that its proposed merger with Luxtec is not consummated. CardioDyne has made no arrangements to obtain additional financing in such event, and there can be no assurance that adequate additional financing on acceptable terms would be available to CardioDyne if the proposed merger is not consummated. If sufficient financing were not available to CardioDyne when needed, CardioDyne would be required to defer its planned commencement of manufacturing operations and commercial sales.

                                    BUSINESS

OVERVIEW

     CardioDyne is engaged in the design and development of proprietary, motion tolerant, non-invasive blood pressure ("BP") monitors for use on moving and exercising patients. The products are designed for use in the categories of exercise stress testing, emergency transport, obstetrics, and other applications where frequent, accurate blood pressure data is vital, yet where existing blood pressure monitors typically fail to work because of patient motion. CardioDyne's two existing products, currently named the Kinetorr and the Kinetorr PC, have been approved for sale in the United States by the Food and Drug Administration (the "FDA"). CardioDyne is a development stage company and to date has not generated any revenues from operations. CardioDyne was incorporated in February 1989 in Delaware. CardioDyne's telephone number is (617) 566-7753 and its executive offices are currently located at 95 Clinton Road, Brookline, Massachusetts 02146.

BACKGROUND

     An important symptom of patients with life threatening conditions such as shock, internal bleeding or heart failure, is usually a drop in blood pressure. Thus, blood pressure is measured often on most patients, and is a key vital sign in medicine.

     The most common method of measuring blood pressure is by placing an inflated cuff around the arm in order to occlude arterial blood flow. Blood pressure is determined by slowly deflating the cuff and listening with a stethoscope for Korotkoff sounds (arterial blood flow vibrations) that begin at systolic BP and cease at diastolic BP. These measurements can be taken manually, or by using various automated and semi-automated instruments or systems. Small vibrations in the cuff pressure, called oscillometric pulses, are measured by most automatic blood pressure monitors and are used to derive systolic and diastolic blood pressure measurements.

     For resting patients whose blood pressure must be sampled periodically, automatic intermittent non-invasive blood pressure monitors are widely used. Current measuring techniques are very sensitive to any motion of the patient during the time that the actual reading is being taken. Most intermittent, non-invasive BP monitors work poorly or do not work at all on patients who are moving or being transported when the measurement is being taken. Motion interferes with the ability to detect critical sounds and, therefore, it is very difficult to measure the blood pressure of patients who are shivering, exercising or being transported.

     For patients whose blood pressure must be known more frequently, direct blood pressure measurement is routinely used. In direct measurement, a fluid filled catheter is introduced into an artery and connected to a pressure transducer. This form of direct, invasive BP monitoring is expensive, painful to the patient, requires frequent attention by a nurse or physician, and poses risks of infection and blood clots. Although several continuous non-invasive blood pressure monitors have been designed and introduced to the market, none have received wide clinical use to date. CardioDyne believes this stems from questions regarding the accuracy, stability, and motion tolerance of such monitors.

PRODUCTS

     CardioDyne has developed a proprietary electronic signal acquisition and signal processing technology that separates "motion noise" from systolic and diastolic blood pressure signals. CardioDyne has used this technology to develop non-invasive blood pressure monitoring products that are motion tolerant.

     CardioDyne has designed and built the Kinetorr, an automated monitor that measures blood pressure on moving and exercising patients. CardioDyne has developed two models of the Kinetorr, a dedicated function model (the "Kinetorr") and an expanded function model (the "Kinetorr PC"). The Kinetorr has a custom front panel with digital displays and front panel push-button controls. After each measurement, large bright LED's display heart rate, systolic and diastolic blood pressure, and rate pressure, while a two line LCD displays user messages, system status, and previous measurement values.

     The Kinetorr PC substitutes a high resolution graphics display for the digital displays. The patient's ECG is displayed graphically along with blood pressure and heart rate trend data. The Kinetorr PC also has alarm capability on heart rate and blood pressure.

     Both the Kinetorr and Kinetorr PC can make hard copy records of patients' data on an optional printer. Both units also have a built-in diskette drive for electronic storage of results for off-line playback and analysis. New versions of operating software can also be loaded into the monitors from the diskette drive. Other features include a built in electronic stethoscope for listening to Korotkoff sounds on headphones to verify monitor performance.

     Both Kinetorr and Kinetorr PC have an RS232 port and can transmit measured data to a remote computer or central station for display and storage. Certain ECG stress test systems can also control the Kinetorr remotely and receive BP values from the monitor. CardioDyne's monitors are built around an 80386 PC computing "engine." CardioDyne has identified and made preliminary investigation into several product line extensions of the basic technology. There can, however, be no assurance that any new products can be developed or, if developed, can be marketed and sold on a cost-effective and profitable basis.

CLINICAL APPLICATIONS AND MARKETS

     CardioDyne believes that the initial target market segments for its products will be for use in exercise stress testing, emergency transport, obstetrics and for post-operative patients.

  EXERCISE STRESS TESTING

     The exercise stress test is a common non-invasive test for evaluating heart function in known or suspected coronary artery disease. There are an estimated 5 million exercise stress tests done annually at approximately 20,000 exercise stress test labs in the U.S. Most stress test labs now measure blood pressure on their patients manually. Blood pressure must be measured accurately and often (recommended by many experts to be at least once per minute) during the test. A decline in systolic BP during exercise may reflect the presence of advanced coronary artery disease, and is a criterion for immediate termination of the stress test. This important indicator must be detected immediately to reduce patient risk. Yet measuring blood pressure, either manually or automatically, is difficult since the patient is moving and the treadmill creates interfering background noise.

     The Kinetorr incorporates a sensor and companion processing software that significantly reduces the interference from motion and noise in the blood pressure signal. CardioDyne believes this results in a reliable blood pressure measurement during an exercise stress test. The Kinetorr has undergone clinical trials at Beth Israel Hospital, and has been tested by physicians and clinicians at several other hospitals, including Deaconess Hospital, and the University of Massachusetts Medical Center.

  EMERGENCY TRANSPORT

     CardioDyne estimates that the emergency transport (ambulance) market for the Kinetorr is potentially large. There are approximately 42,000 emergency transport vehicles in the U.S., of which CardioDyne estimates that 30,000 are potential candidates for products based on the Kinetorr technology.

     CardioDyne estimates that emergency victims of accidents, heart attacks, strokes, and other medical emergencies account for almost 10 million transports in the U.S. CardioDyne further estimates that an additional 2 million medical patients are transferred between hospitals annually in emergency transport vehicles. These patients are often unstable or at risk of medical hazard, hence their vital signs (blood pressure, heart rate, respiration, and oxygen saturation) are measured frequently. Currently, blood pressure is measured manually on most transport patients and the measurement is difficult to do even by a skilled EMT because of the noise and vibration in the vehicle.

     Preliminary tests indicate that the Kinetorr accurately measures blood pressure during transports. even with a shivering patient and even in the presence of vibration and noise.

  OBSTETRICS

     Blood pressure is an important parameter to monitor during labor and delivery due to the possibility of dangerously high blood pressures, hemorrhage and shock, as well as other potential complications. Frequent, accurate blood pressure information is important to manage these patients. However, women in labor frequently shiver, particularly those receiving epidural anesthesia. CardioDyne believes that shivering causes commonly used oscillometric blood pressure monitors to become inaccurate or to cease working. To accurately measure blood pressure on shivering patients, the alternatives are invasive blood pressure measurement, which is expensive and risky, or frequent manual monitoring. CardioDyne believes that the Kinetorr potentially provides a better alternative, as it accurately measures and records blood pressure on moving or shivering labor patients, without the cost and risk of invasive monitoring or the constant attention of manual monitoring.

  POST-OPERATIVE

     Many recovery room patients experience post anesthesia tremors. These patients are monitored for various vital signs, including blood pressure. CardioDyne believes that current commercial models can become inaccurate or fail to work in this application due to patient tremor and that a motion tolerant monitor therefore may be well received in this market.

MANUFACTURING

     CardioDyne has completed the development phase of the Kinetorr and Kinetorr PC products but has not yet begun production of these products. Upon completion of the proposed merger between CardioDyne and Luxtec, production will begin at the Luxtec facilities in Worcester, Massachusetts. Luxtec expects to be able to expand its production facilities at its present location with sufficient space to be able to manufacture the CardioDyne products.

GOVERNMENT REGULATION

     The Kinetorr and Kinetorr PC (as well as CardioDyne's planned products) are medical devices subject to regulation by the FDA. Various states and foreign countries in which these products may be sold in the future may impose additional regulatory requirements.

     The FDA classifies medical devices in commercial distribution into one of the three classes, Class I, II or III. This classification is based on the controls necessary to reasonably assure the safety and effectiveness of the medical device. The Kinetorr products are Class II medical devices. Class I devices are those devices whose safety and effectiveness can reasonably be assured through general controls, such as adequate labeling, premarket notification and adherence to the FDA's GMP (Good Manufacturing Practices) regulations and compliance with provisions prohibiting misbranding or adulteration. Some Class I devices are further exempted from some of the general controls. Class II devices are those devices whose safety and effectiveness can reasonably be assured through the use of general controls plus special controls, such as performance standards, post-market surveillance, patient registries and FDA guidelines. Class III devices are devices which must receive premarket approval by the FDA to assure their safety and effectiveness. Generally, Class III devices are limited to life-sustaining, life-supporting, implantable or invasive devices.

     If the manufacturer or distributor of medical devices can establish that a proposed device is "substantially equivalent" to a legally marketed Class I or Class II medical device or to a Class III medical device for which the FDA has not yet required premarket approval, the manufacturer or distributor may seek FDA marketing clearance for the device by filing a 510(k) Premarket Notification. The 510(k) Premarket Notification must contain information showing substantial equivalence of the device sought to be marketed to a legally marketed device. The claim of equivalence may have to be supported by data and materials, including test results. Following submission of the 510(k) Premarket Notification, the manufacturer or distributor may not place the device into commercial distribution until an order of substantial equivalence is issued by the FDA. By regulation, the FDA has no specific time limit by which it must respond to a 510(k) Premarket Notification. At this time, the FDA typically responds to the submission of a 510(k) Premarket Notification within 150 to 200 days, but there can be no assurances that the FDA will respond within this time frame in the future. The

FDA order may declare that the device is substantially equivalent to another legally marketed device and allow the proposed device to be marketed in the United States. The FDA may, however, determine that the proposed device is not substantially equivalent, or may require further information, such as additional test data, before the FDA is able to make a determination regarding substantial equivalence. If a device that has obtained 510(k) Premarket Notification clearance is changed or modified in design, components, method of manufacture, or intended use, such that the safety or effectiveness of the device could be significantly affected, a new 510(k) Premarket Notification clearance must be obtained before the modified device can be marketed in the United States.

     In November 1991, CardioDyne received clearance from the FDA through the 510(k) Premarket Notification process to market the Kinetorr and Kinetorr PC products. Additional FDA approvals will be required for any future CardioDyne products. No assurance can be given that all necessary FDA approvals will be received in a timely manner. The FDA's determination that a future CardioDyne product is not substantially equivalent to another legally marketed device under the Section 510(k) Premarket Notification procedure, or the FDA's request for additional information with respect to future CardioDyne products, could delay the market introduction of future CardioDyne products and could have a material adverse effect on CardioDyne.

PATENTS AND PROPRIETARY INFORMATION

     The medical device industry traditionally has placed considerable importance on obtaining and maintaining patents and trade secret protection for significant new technologies, products and processes. CardioDyne holds two patents, including one for aspects of the technology underlying the Kinetorr products.

     CardioDyne believes that it must rely upon trade secrets, know-how and continuing technological innovation to maintain its competitive position. Employees and consultants of CardioDyne who have access to proprietary information have signed confidentiality agreements with CardioDyne and CardioDyne intends to require any new employees to sign similar confidentiality agreements. There can be no assurance, however, that these agreements will provide meaningful protection for the CardioDyne's trade secrets in the event of unauthorized use or disclosure of such information. In addition, there can be no assurance that others will not independently develop substantially equivalent proprietary information and techniques, or otherwise gain access to CardioDyne's trade secrets.

COMPETITION

     CardioDyne has identified two companies, Suntek and Colin Medical, that are currently supplying exercise blood pressure monitors in the U.S. The companies sell directly under their own name, and Colin produces an OEM version of its monitor that is sold by Quinton. Critical care blood pressure monitors are sold by numerous companies, including Critikon, Datascope, Colin, Hewlett Packard, Spacelabs and others. CardioDyne believes that the Kinetorr's performance, features and capabilities will allow it to compete effectively against these products. Nonetheless, CardioDyne expects that many of its current and future competitors will have financial, technical, marketing, sales, manufacturing, distribution and other resources substantially greater than those of CardioDyne. There can be no assurance that CardioDyne will be able to compete successfully in its intended markets.

EMPLOYEES

     CardioDyne currently has three full-time employees, of whom two are engaged primarily in research and development and management activities and one is engaged primarily in sales and marketing activities, and one part-time employee engaged in financial and administrative activities. None of CardioDyne's employees are governed by any collective bargaining agreement.

LITIGATION

     CardioDyne is not a party to any legal proceedings.

MANAGEMENT


     The names, ages and positions held by each director and executive officer of CardioDyne are as follows:

       NAME          AGE                          POSITION
-------------------  ---     --------------------------------------------------
Paul Epstein.......  65      Chairman, Vice President and Chief Financial
                             Officer
Patrick G.
  Phillipps........  50      President and Chief Executive Officer
Mary Epstein.......  62      Vice President and Treasurer
David G. Tweed.....  51      Director
Robert R.
  MacDonald........  50      Director
Irwin J.
  Gruverman........  62      Director

     Mr. Epstein, a co-founder of CardioDyne, has served as Chairman, Vice President and Chief Financial Officer since CardioDyne's formation in February 1989. Previously Mr. Epstein co-founded Electronic Image Systems Corporation, Brattle Instrument Corporation and, most recently, Omni-Flow, Inc., which introduced the first multiple medication, programmable infusion pump and was acquired by Abbott Laboratories in 1989. Mr. Epstein holds B.S. and M.S. degrees in Chemical Engineering and a B.S. degree in Business Management from MIT. Mr. Epstein has been jointly awarded eleven patents in the medical instrumentation and communications fields.

     Mr. Phillipps, a co-founder of CardioDyne, has served as President and Chief Executive Officer since CardioDyne's formation in February 1989. Mr. Phillipps previously founded the engineering department of Lifeline Systems, Inc., where he served as Vice President of Engineering and oversaw the development and introduction of a new generation of Lifeline's hospital based emergency call system for home use by the elderly. Mr. Phillipps holds an S.B. degree in Electrical Engineering from MIT, and has been jointly awarded over a dozen patents in the medical monitoring and related fields.

     Ms. Epstein has served as CardioDyne's Vice President and Treasurer since its formation in February 1989. Prior to joining CardioDyne, she held a variety of positions in the areas of finance and accounting. Ms. Epstein received her business training and graduated from the University of Havana.

     Mr. Tweed has served as a director of CardioDyne since March 1991 and previously served as CardioDyne's Vice President of Engineering from April 1989 to October 1994. Prior to joining CardioDyne, Mr. Tweed was Vice President of Engineering of General Scanning, Inc., engaged in the research, design and development of advanced optical systems and oscillographic strip chart recorders. Mr. Tweed holds an S.B. degree in Electrical Engineering from MIT.

     Mr. MacDonald has served as a director of CardioDyne since August 1991. Mr. MacDonald has been employed by Across Data Systems, Inc. ("ADS"), a software company, as President and Chief Executive Officer since May 1994 and has served as a director of ProfitKey International, Inc., a subsidiary of ADS, since November 1984. Mr. MacDonald has served as Chairman of the Board of Directors of Land & Sea, Inc., a private manufacturer of marine accessories and computerized dynamometers, since March 1990, and served as its Chief Executive Officer from March 1990 to December 1994. Mr. MacDonald received a B.S. degree in Engineering Physics and an M.E. degree in Electrical Engineering from Cornell University and an M.B.A. degree from Harvard Business School.

     Mr. Gruverman has served as a director of CardioDyne since October 1992. Mr. Gruverman is the general partner of G&G Diagnostics Fund, L.P. III, a fund which invests in medical diagnostic opportunities. He is also the founder and Chairman of Microfluids International Corporation, a supplier of innovative formulation equipment and methodologies to the health care, food, cosmetics, home products and process industries. Mr. Gruverman is a licensed professional engineer and a graduate of The Cooper Union (B.S. degree in Chemical Engineering) and MIT (M.S. degree in Nuclear Engineering).


PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding the beneficial ownership of the CardioDyne Common Stock as of July 30, 1995 by (i) each person who is known by CardioDyne to own beneficially more than 5% of the CardioDyne
Common Stock, (ii) each executive officer of CardioDyne, (iii) each director of CardioDyne and (iv) all executive officers and directors of CardioDyne as a group:


                             NAME(1)                            NO. OF SHARES(2)     PERCENTAGE
    ----------------------------------------------------------  ----------------     ----------
    Paul Epstein..............................................        363,688            8.6%
    Mary Epstein..............................................        353,132            8.4
    Laura Epstein-Norris (3)..................................        367,079            8.7
    Ruth Epstein (3)..........................................        367,079            8.7
    Patrick G. Phillipps......................................        507,499           12.0
    Janice B. Phillipps.......................................        459,166           10.9
    David G. Tweed............................................        543,037           12.9
    Alan Greene (3)...........................................        233,000            5.5
    G&G Diagnostics Fund, L.P. III............................        613,260           14.5
    Robert R. MacDonald.......................................         39,375            0.9
    Irwin J. Gruverman........................................        613,260(4)        14.5
    All executive officers and directors as a group (6
      persons)................................................      2,419,991           56.3

---------------

  * Less than 1%
(1) Paul and Mary Epstein are married to each other and Laura Epstein-Norris and Ruth Epstein are their daughters. Patrick G. Phillipps and Janice B. Phillipps are married to each other.
(2) Unless otherwise noted, each person identified possesses sole voting and investment power with respect to such shares, subject to community property laws where applicable. In certain cases, includes shares of CardioDyne Common Stock to be issued prior to the Merger in exchange for stock options. See "THE MERGER AGREEMENT -- Effects of the Merger -- CardioDyne Stock Options/Convertible Notes."
(3) Includes some shares held jointly with spouse.
(4) Consists of the shares listed as held by G&G Diagnostics Fund, L.P. III, of which Mr. Gruverman is the General Partner and over which shares Mr. Gruverman exercises sole voting and investment power.


                     SELECTED INFORMATION REGARDING LUXTEC

DESCRIPTION OF LUXTEC COMMON STOCK

     The authorized capital stock of Luxtec Corporation consists of 2,000,000 shares of Luxtec Common Stock. As of September 5, 1995, there were 1,438,661 shares of Luxtec Common Stock issued and outstanding. In connection with this Proxy Statement/PPM and the Merger Agreement, the stockholders of Luxtec are being asked to approve an increase in the authorized shares of Luxtec Common Stock from 2,000,000 to 10,000,000.

     Holders of Luxtec Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of Luxtec Common Stock entitled to vote in any election of directors may elect all of the directors standing for elections. Holders of Luxtec Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Luxtec Board of Directors out of funds legally available therefor. Upon the liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to receive ratably the net assets of the Company available after the payment of all debts and other liabilities. Holders of Luxtec Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Luxtec Common Stock are fully paid and nonassessable.

MASSACHUSETTS ANTI-TAKEOVER LAW

     As a Massachusetts corporation, Luxtec is subject to various Massachusetts statutes regarding certain business combinations (MGL Ch. 110D) and "control share acquisitions" (MGL Ch. 110F). The Board of Directors of Luxtec has approved the Merger Agreement and the other transactions contemplated thereby so as to render inapplicable thereto the provisions of Chapters 110D and 110F of the Massachusetts General Laws ("MGL"). See "COMPARISON OF RIGHTS OF HOLDERS OF LUXTEC COMMON STOCK AND CARDIODYNE COMMON STOCK -- State Anti-takeover Statutes."

LUXTEC TRANSFER AGENT AND REGISTRAR

     The First National Bank of Boston is the transfer agent and registrar for the Luxtec Common Stock.

                       COMPARISON OF RIGHTS OF HOLDERS OF
                LUXTEC COMMON STOCK AND CARDIODYNE COMMON STOCK

GENERAL

     Upon consummation of the transactions contemplated by the Merger Agreement, all stockholders of CardioDyne will become stockholders of Luxtec. The present stockholders of CardioDyne own common stock in a Delaware corporation. Since Luxtec is a Massachusetts corporation, CardioDyne stockholders who receive Luxtec Common Stock will be subject to the privileges and restrictions provided by the Massachusetts Business Corporation Law (the "MBCL") and those contained in the Luxtec Charter and Luxtec By-Laws, which differ in certain respects from the Delaware General Corporation Law (the "DGCL") and the CardioDyne Charter and CardioDyne By-Laws. The following is a summary of certain significant differences which may affect the interests of shareholders. This summary is qualified in its entirety by reference to the Massachusetts General Laws, the MBCL, the DGCL, the Luxtec Charter and Luxtec By-Laws and the CardioDyne Charter and CardioDyne By-Laws.

DIVIDENDS AND REPURCHASES

     A Massachusetts corporation may pay dividends or repurchase or redeem its shares of capital stock so long as such distributions can be made without violating its articles of organization and without rendering the corporation insolvent. Stockholders to whom a corporation made any such distribution (except a distribution of stock of the corporation), if the corporation is, or is thereby rendered, insolvent, are liable to the corporation for the amount of such distribution made or for the amount of such distribution that exceeds an amount that could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distributed to them, respectively.

     Under Delaware law, a corporation may, unless restricted by its certificate of incorporation, pay dividends in cash, property or shares of capital stock out of surplus or, if no surplus exists, out of net profits for the fiscal year in which declared or out of net profits for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of stock having a preference upon the distribution of assets). Under Delaware law, a corporation may repurchase or redeem its shares only out of surplus and only if such purchase does not impair capital. However, a corporation may redeem preferred stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with Delaware law.

SIZE AND CLASSIFICATIONS OF THE BOARD OF DIRECTORS

     Under the MBCL, a corporation with more than two stockholders must have at least three directors and the exact number may be determined by a corporation's articles of organization or by-laws. The Luxtec By-Laws provide that the total number of director may be composed of not less than three directors and that the exact number of directors shall be fixed at each annual meeting of stockholders. The Luxtec By-Laws also provide that the size of the Board of Directors may be increased by vote of a majority of the directors then in office. Consistent with the MBCL, Luxtec's Board of Directors is divided into three classes, with directors of each class elected by the stockholders to serve for staggered three-year terms.

     The DGCL requires that a corporation have at least one director, with the precise number to be determined by the corporation's certificate of incorporation and by-laws. The CardioDyne By-Laws provide that its Board of Directors shall consist of such number of directors as is determined by of the stockholders or directors, but in no event less than one.

REMOVAL OF DIRECTORS

     Under the MBCL, a director or class of directors of Luxtec may only be removed for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of Luxtec entitled to vote on the election of directors. A director may be removed for cause only after reasonable notice and an opportunity to be heard before the stockholders. The MBCL defines "cause" in this context to mean (a) conviction of a felony, (b) declaration of unsound mind by order of court, (c) gross dereliction of duty, (d) commission of an action involving moral turpitude, or (e) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the corporation.

     Under the DGCL, any one of CardioDyne's directors or its entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at any election of directors. The CardioDyne Charter incorporates such provisions from the DGCL.

AMENDMENT OF GOVERNING DOCUMENTS

     Under the Luxtec By-Laws, as modified by the MBCL, the provisions of the Luxtec By-Laws generally may be amended, added to or repealed in whole or in part (a) by vote of the stockholders at a meeting where the substance of the proposed amendment is stated in the notice of the meeting, or (b) by vote of a majority of the directors then in office. However, no amendment may be made by the board of Directors on any matters reserved to the stockholders by law or the Luxtec Charter or which changes the provisions of the Luxtec By-Laws relating to removal of Directors or procedures for amendment of the Luxtec By-Laws. The MBCL provides that a corporation's articles of organization may be amended by a vote of two-thirds of each class of stock outstanding and entitled to vote thereon (except for an amendment to change a corporation's name, or to increase or reduce its capital stock of any class then authorized, or to change the par value of its authorized capital stock, any of which require a majority vote) or a lesser proportion if so provided in the articles of organization. The Luxtec Charter does not provide for amendment of the Luxtec Charter by a greater or lesser proportion than is provided for by the MBCL. Any amendment to the Luxtec Charter may only consist of additions or deletions which could have been added to, or omitted from, the original Luxtec Charter at the time of the amendment. If any amendment would adversely affect the rights of any class or series of stock, then the vote of such class or series, voting separately, in the same proportion as is otherwise required for such amendment of the Luxtec Charter, also will be necessary to authorize such amendment.

     The DGCL provides that a corporation's by-laws may be adopted, amended or repealed by its stockholders and, if provided in the corporation's certificate of incorporation, by its board of directors. A corporation's certificate of incorporation may be amended under the DGCL, if upon such amendment the certificate would contain only such provisions as it would be lawful and proper to insert in an original certificate of incorporation filed at the time of filing the amendment. An amendment to a certificate of incorporation would require the approval of a majority of the stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class. The holders of the outstanding shares of a class or series are entitled to vote as a class, whether or not entitled to vote under the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class or series, or alter or change its powers, preferences, or special rights so as to affect them adversely.

     The CardioDyne By-Laws provide that the By-Laws my be altered, amended or repealed or new By-Laws may be adopted either by the Board of Directors or by the stockholders.

APPRAISAL RIGHTS

     Under Massachusetts law, appraisal rights are available in connection with statutory mergers or consolidation (unless no vote of stockholders of the corporation is required to approve the merger or consolidation), amendments of articles or organization that adversely affect the rights of stockholders and the sale, lease or exchange of all or substantially all of the corporation's property and assets.

     Under Delaware law, appraisal rights are available only in connection with certain statutory mergers or consolidations. Such appraisal rights are available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation to accept for such stock anything except: (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof, (b) shares of stock of any other corporation, or depository receipts in respect thereof which will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders, (c) cash in lieu of fractional shares or fractional depository receipts described in the foregoing (a) and (b), or (d) any combination of the foregoing. Section 262 of the DGCL contains certain other provisions relating to when appraisal rights are and are not available, and stockholders are encouraged to review such section carefully.

POWER TO CALL SPECIAL MEETINGS OF STOCKHOLDERS

     Under the MBCL and the Luxtec Bylaws, a special meeting of stockholders may be called by the President, the Board of Directors or holders of at least 10% of the capital stock entitled to vote at a meeting. Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The CardioDyne Bylaws authorize the Board of Directors, the President or the Chairman of the Board to call a special meeting of stockholders. Although permitted to do so, the CardioDyne Bylaws do not eliminate the right of stockholders to call a special meeting of stockholders.

CONSENTS OF STOCKHOLDERS

     Massachusetts law and the Luxtec By-Laws provide that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting only if all stockholders entitled to vote on the matter consent to the action in writing.

     Delaware law and the CardioDyne By-Laws provide that stockholder action may be taken without a meeting upon the written consent of stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote were present and voted.

REQUIRED VOTE FOR CERTAIN BUSINESS COMBINATION

     The MBCL provides that an agreement of merger or consolidation, or a sale, lease or exchange of all or substantially all of the property and assets of a corporation must be approved by the holders of two-thirds of the shares of each class of stock outstanding and entitled to vote thereon, unless a corporation's articles of organization designate a lower percentage (but not less than a majority). The Articles and By-Laws of Luxtec do not contain provisions which require a specific lower or higher stockholder vote for such transactions.

     The DGCL provides that an agreement of merger or consolidation or a sale of other disposition of all or substantially all of a corporation's assets must be approved by the holders of the majority of the outstanding stock entitled to vote thereon.

STATE ANTI-TAKEOVER STATUTES

     Massachusetts has a business combinations law which provides that if any acquirer buys 5% or more of a target company's stock without the prior approval of the target company's board of directors, such acquirer generally may not (i) complete the acquisition through a merger, (ii) pledge or sell any assets of the target company, or (ii) engage in other self-dealing transactions with the target company for a period of three years.

The prior board approval requirement does not apply if the acquirer buys at least 90% of the target company's outstanding stock in the transaction in which it crosses the 5% threshold, or if the acquirer, after crossing the threshold, obtains the approval of the target company's board and two-thirds of the target company's stock held by persons other than the acquirer. This legislation automatically applies to Massachusetts corporations, including Luxtec, which did not elect to "opt out" of the statute.

     The Massachusetts General Laws also include a statute concerning "control share acquisitions" which limits the voting rights of shares held by persons who have acquired a certain percentage of the voting power of the corporation. Under the Massachusetts statute, shares acquired in a control share acquisition retain the same voting rights as all other shares of the same class or series only to the extent authorized by a vote of the majority of all shares entitled to vote for the election of directors, excluding such acquired shares. This legislation automatically applies to Massachusetts corporations, including Luxtec, which did not elect to "opt out" of the statute.

     The DGCL provides that a corporation shall not engage in any business combination with an interested stockholder (generally defined as the holder of 15% or more of the corporation's voting stock) for a period of three years following the date that such stockholders became an interested stockholder unless (i) the board of directors approved the business combination or transaction prior to the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; and (iii) the stockholders approved the transaction with an affirmative vote of two-thirds of the outstanding voting stock, excluding any stock owned by the interested stockholder. See "Required Vote for Certain Business Combinations" above.

                               DISSENTERS' RIGHTS

     Stockholders of CardioDyne who follow the procedures specified in Section 262 of the Delaware General Corporation Law ("Section 262") will be entitled to have their shares of Common Stock appraised by the Delaware Court of Chancery and to receive payment of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by such Court. The procedures set forth in Section 262 should be strictly complied with. Failure to follow any of such procedures may result in a termination or waiver of appraisal rights under Section 262.

     The following discussion of the provisions of Section 262 is not intended to be a complete statement of its provisions and is qualified in its entirety by reference to the full text of that section, a copy of which is attached as Annex F to this Proxy Statement/PPM.

     Under Section 262, a stockholder of CardioDyne electing to exercise appraisal rights must both:

          (1) deliver to CardioDyne, before the taking of the vote on the proposal relating to the Merger Agreement, a written demand for appraisal of his shares which reasonably informs CardioDyne of the identity of the stockholder of record and that such record stockholder intends thereby to demand the appraisal of his shares of CardioDyne Common Stock. This written demand is in addition to and separate from any proxy or vote against the proposal relating to the Merger Agreement. Neither a vote against the proposal relating to the Merger nor a proxy directing such vote shall satisfy the requirement that a written demand for appraisal be delivered to CardioDyne before the vote on the proposal relating to the Merger Agreement. Such written demand for appraisal should be delivered either in person to the Chairman of CardioDyne at the CardioDyne Meeting before the vote on the proposal relating to the Merger Agreement or in person or by mail (certified mail, return receipt requested, being the recommended form of transmittal) to Mr. Paul Epstein, Chairman, at CardioDyne, Inc., 95 Clinton Road, Brookline, Massachusetts 02146, prior to the CardioDyne Meeting, AND

          (2) not vote in favor of or consent in writing to the proposal relating to the Merger Agreement. A failure to vote against the proposal relating to the Merger Agreement will not constitute a waiver of appraisal rights. HOWEVER, ANY STOCKHOLDER WHO EXECUTES A PROXY AND WHO DESIRES TO PERFECT HIS APPRAISAL RIGHTS MUST MARK THE PROXY "AGAINST" THE PROPOSAL RELATING TO THE MERGER AGREEMENT because if the Proxy is left blank, it will be voted for the proposal relating to the Merger Agreement.

     The written demand for appraisal must be made by or for the holder of record of CardioDyne Common Stock registered in his name. Accordingly, such demand should be executed by or for such stockholder of record, fully and correctly, as such stockholder's name appears on his stock certificates. If the stock is owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in such capacity and if the stock is owned of record by more than one person as in a joint tenancy or tenancy in common, such demand should be executed by or for all joint owners. An authorized agent, including one of two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner or owners and expressly disclose the fact that in executing the demand he is acting as agent for the record owner.

     A record owner, such as a broker, who holds CardioDyne Common Stock as nominee for others may exercise his right of appraisal with respect to the shares held for all or less than all of the others. In such case the written demand should set forth the number of shares covered by it. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares standing in the name of such record owner.

     Within 10 days after the Effective Time, CardioDyne is required to, and will, notify each stockholder of CardioDyne who has satisfied the foregoing conditions of the date on which the Merger became effective. Within 120 days after such date, CardioDyne or any such stockholder who has satisfied the foregoing conditions and is otherwise entitled to appraisal rights under Section 262, may file a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of CardioDyne Common Stock held by all stockholder entitled to appraisal rights. If no such petition is filed, appraisal rights will be lost for all stockholders who had previously demanded appraisal of their shares. Stockholders of CardioDyne seeking to exercise appraisal rights should not assume that CardioDyne will file a petition with respect to the appraisal of the value of their shares or that CardioDyne will initiate any negotiations with respect to the "fair value" of such shares. ACCORDINGLY, STOCKHOLDERS OF CARDIODYNE WHO WISH TO EXERCISE THEIR APPRAISAL RIGHTS SHOULD REGARD IT AS THEIR OBLIGATION TO TAKE ALL STEPS NECESSARY TO PERFECT THEIR APPRAISAL RIGHTS IN THE MANNER PRESCRIBED IN SECTION 262.

     Within 120 days after the day of the Effective Time, any stockholder who has complied with the provisions of Section 262 is entitled, upon written request, to receive from CardioDyne a statement setting forth the aggregate number of shares of Common Stock not voted in favor of adoption of the Merger Agreement and with respect to which demands for appraisal were received by CardioDyne, and the number of holders of such shares. Such statement must be mailed within 10 days after the written request therefor has been received by CardioDyne or within 10 days after expiration of the time for delivery of demands for appraisal under Section 262, whichever is later.

     If a petition for an appraisal is timely filed, after a hearing on such petition the Delaware Court of Chancery will determine the stockholders of CardioDyne entitled to appraisal rights and will appraise the value of the CardioDyne Common Stock owned by such stockholders, determining its "fair value" exclusive of any element of value arising from the accomplishment or expectation of the Merger. The Court will direct payment of the fair value of such shares together with a fair rate of interest, if any, on such fair value to stockholders entitled thereto upon surrender to CardioDyne of share certificates. Upon application of a stockholder, the Court may, in its discretion, order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal proceeding, including without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rate against the value of all the shares entitled to appraisal.

     Although CardioDyne and Luxtec believe that the consideration per share to be paid in the Merger is fair, neither can make any representation as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a lower, higher or equivalent value. Moreover, Luxtec and CardioDyne may or may not argue in an appraisal proceeding for a determination of fair value by the Delaware Court of Chancery which is lower than the consideration per share in the Merger Agreement. In determining the fair value of the shares, the Court is required to take into account all relevant factors. Therefore, such determination could be based upon considerations in addition to the price paid in the Merger, the market value of the shares, asset values and earning capacity. In Weinberger v. UOP, Inc. et al. (decided February 1, 1983), the Delaware Supreme Court stated with respect to
Section 262, among other things, that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should also be considered in an appraisal proceeding.

     Any stockholder of CardioDyne who has duly demanded an appraisal in compliance with Section 262 will not, after the Effective Time, be entitled to vote his shares for any purpose nor be entitled to the payment of dividends or other distributions on his shares (other than those payable to stockholders of record as of a date prior to the Effective Time).

     If no petition for an appraisal is filed within the time provided, or if a stockholder of CardioDyne delivers to CardioDyne a written withdrawal of his demand for an appraisal and an acceptance of the Merger, either within 60 days after the Effective Time or with the written approval of CardioDyne thereafter, then the right of such stockholder to an appraisal will cease and such stockholder shall be entitled to receive the consideration, without interest, to which he would have been entitled had he not demanded appraisal of his shares. No appraisal proceeding in the Court of Chancery will be dismissed as to any stockholder without the approval of the Court, which approval may be conditioned on such terms as the Court deems just.

                                 LEGAL MATTERS

     The validity of the shares of Luxtec Common Stock offered hereby and certain legal matters in connection with the Merger will be passed upon for Luxtec by Bingham, Dana & Gould, Boston, Massachusetts.

     Certain legal matters in connection with the Merger will be passed upon for CardioDyne by Hale and Dorr, Boston, Massachusetts.

                                   PROPOSAL 2

           APPROVAL OF THE ISSUANCE OF SHARES OF LUXTEC COMMON STOCK
                               IN CONNECTION WITH
               THE AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

     The Luxtec Board, by unanimous written consent dated June 28, 1995, has approved the Merger Agreement (attached as Annex A to this Proxy Statement/PPM) and the transactions contemplated thereby, including but not limited to the issuance of up to one million (1,000,000) shares of the Company's Common Stock in connection with the Merger.

     Section 712 of the AMEX Listing Standards and Requirements requires the approval of shareholders as a prerequisite to its approval of applications to list additional shares in circumstances where, as here, such shares are to be issued as consideration for an acquisition of the stock of another company and where such issuance will result in an increase in the outstanding Luxtec Common Stock of twenty percent (20%) or more. The issuance of the shares of Luxtec Common Stock will allow the Company to complete the Merger referred to and described in Proposal 1 above. As of the Luxtec Record Date, there were issued and outstanding 1,438,661 shares of Luxtec Common Stock. If all of the 1,000,000 shares of Luxtec Common Stock are issued in connection with the Merger, there will be 2,438,661 shares of Luxtec Common Stock issued and outstanding, representing an increase of approximately seventy percent (70%).

     The Luxtec Board recommends that the shareholders vote "FOR" the proposed issuance of shares of Luxtec Common Stock in connection with the consummation of the Merger Agreement and the transactions contemplated therein, and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Luxtec Common Stock outstanding and entitled to vote thereon is required for approval to issue the shares of Luxtec Common Stock.

                                   PROPOSAL 3

                          ELECTION OF LUXTEC DIRECTORS

     Section 50A of Chapter 156B of the Massachusetts General Laws provides for a Board of Directors of such number as is fixed by the directors, and which is divided into three classes serving staggered three-year terms. The Luxtec Board has fixed the number of Directors at five (5). At the Luxtec Meeting, the terms of the members of Class II, Lynn K. Friedel and James W. Hobbs, expire. Ms. Friedel and Mr. Hobbs are the only nominees for election as Class II Directors for a term to expire at the 1998 Annual Meeting of Stockholders.

     Unless authority is withheld, it is the intention of the persons voting under the enclosed proxy to vote such proxy in favor of the election of Ms. Friedel and Mr. Hobbs to be directors of the Company until the 1998 Annual Meeting of Stockholders and until their successors are elected and qualified. The affirmative vote of a majority of the shares of Luxtec Common Stock present or represented, and voting, at the Luxtec Meeting by proxy is required for the election of Ms. Friedel and Mr. Hobbs.

     The current member of Class I, with a term expiring at the 1997 Annual Meeting of Stockholders, is Louis C. Wallace. The members of Class III, with a term expiring at the 1996 Annual Meeting of Stockholders, are Thomas J. VanderSalm and James Berardo.


     The following table sets forth, with respect to the members of the Luxtec
Board and management of the Company, (1) the name, age and length of service as a director or executive officer, (ii) the principal occupation and business experience of such person for at least the past five years, (iii) the names of other companies of which such person currently serves as a director or executive officer, and (iv) the amount and percentage of Luxtec Common Stock owned by each such person as of June 30, 1995. The address for each person listed below is c/o the Company at 326 Clark Street, Worcester, Massachusetts 01606-1214.


                                        POSITION AND OFFICES
                                        WITH THE COMPANY AND                             PERCENT OF
                                           OTHER BUSINESS                 AMOUNT OF        COMMON
                                          EXPERIENCE DURING             COMMON STOCK        STOCK
             NAME                          LAST FIVE YEARS             OWNED DIRECTLY    OUTSTANDING
------------------------------  -------------------------------------  ---------------   -----------
Louis C. Wallace..............  Louis C. Wallace has been a Director        19,250           1.34%
  Age 54                        of the Company since 1989. Mr.
                                Wallace is the founder and President
                                of Specialty Surgical
                                Instrumentation, Inc. ("SSI"), a
                                manufacturer and distributor of
                                surgical instruments. SSI was
                                established in Nashville, TN in 1976.
                                Mr. Wallace is a member of the
                                Compensation and Nominating
                                Committees of the Board of Directors.

Lynn K. Friedel...............  Lynn K. Friedel has been a Director          1,500              *
  Age 45                        of the Company since 1988. Since
                                1994, Ms. Friedel has been Vice
                                President of IQ Systems, Inc., a
                                semiconductor company based in
                                Newtown, CT. Ms. Friedel was employed
                                at Termiflex Corporation of
                                Merrimack, NH, a manufacturer of hand
                                held computer terminals, from 1986 to
                                1993, most recently as Vice
                                President, Finance, Administration
                                and Manufacturing. Ms. Friedel is a
                                member of the Audit and Compensation
                                Committees of the Board of Directors.

                                        POSITION AND OFFICES
                                        WITH THE COMPANY AND                             PERCENT OF
                                           OTHER BUSINESS                 AMOUNT OF        COMMON
                                          EXPERIENCE DURING             COMMON STOCK        STOCK
             NAME                          LAST FIVE YEARS             OWNED DIRECTLY    OUTSTANDING
------------------------------  -------------------------------------  ---------------   -----------
James W. Hobbs................  James W. Hobbs was elected to the            4,100              *
  Age 46                        positions of President, Chief
                                Executive Officer and Director in
                                1993. Mr. Hobbs was Chief Executive
                                Officer of Graylyn Associates from
                                1992 to 1993. Graylyn was an
                                investment firm founded by Mr. Hobbs
                                to invest in early stage medical
                                technology. Prior to Graylyn, Mr.
                                Hobbs served as President and Chief
                                Executive Officer of Genica
                                Pharmaceuticals from 1990 to 1992.
                                Genica Pharmaceuticals is a
                                corporation engaged in providing new
                                diagnostic assays and conducting
                                therapeutic research for neurological
                                disorders. Mr. Hobbs was with Johnson
                                and Johnson Professional Diagnostics
                                as Vice President and General Manager
                                from 1985 to 1989. Mr. Hobbs is a
                                member of the Nominating Committee of
                                the Board of Directors.

Thomas J. VanderSalm..........  Dr. Thomas J. VanderSalm has been a         45,700(1)        3.18%
  Age 54                        Director of the Company since 1984.
                                Dr. VanderSalm is Chief of Cardio
                                Thoracic Surgery and has been a
                                Professor of Surgery at the
                                University of Massachusetts Medical
                                School in Worcester, MA since 1970.
                                Dr. VanderSalm is a member of the
                                Audit and Nominating Committees of
                                the Board of Directors.

James Berardo.................  James Berardo has been a Director of       154,520(2)       10.74%
  Age 35                        the Company since 1995. Mr. Berardo
                                currently serves as President of
                                Darlco, Inc., a real estate
                                development and investment management
                                company. Mr. Berardo joined Darlco in
                                1986, serving in various financial
                                capacities prior to assuming his
                                current position in March, 1995. Mr.
                                Berardo is a member of the Audit and
                                Compensation Committees of the Board
                                of Directors.

                                        POSITION AND OFFICES
                                        WITH THE COMPANY AND                             PERCENT OF
                                           OTHER BUSINESS                 AMOUNT OF        COMMON
                                          EXPERIENCE DURING             COMMON STOCK        STOCK
             NAME                          LAST FIVE YEARS             OWNED DIRECTLY    OUTSTANDING
------------------------------  -------------------------------------  ---------------   -----------
Samuel M. Stein...............  Samuel M. Stein is Vice President,             415           *
  Age 55                        Chief Financial Officer, Treasurer
                                and Assistant Clerk of the Company.
                                Mr. Stein joined the Company in
                                October, 1993 as Vice President of
                                Finance and Chief Financial Officer.
                                During 1994, he was elected to the
                                further offices of Treasurer and
                                Assistant Clerk. From 1990 to 1993,
                                Mr. Stein was employed as the
                                Corporate Controller of Great
                                American Software, Inc., an
                                accounting software manufacturer.

---------------

  * Less than 1%

(1) Includes 32,000 shares of the Company's Common Stock owned of record by the trustees of the VanderSalm Family Trust. Mr. VanderSalm is neither a trustee nor beneficiary of this trust and disclaims beneficial ownership of such shares.

(2) Mr. Berardo beneficially owns, as trustee of various trusts, 154,520 shares of the Company's Common Stock.



     The following table sets forth as of June 30, 1995, the name of each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date, the number of shares owned by each of such persons and the percentage of the outstanding shares represented thereby.

                                                                                       PERCENTAGE OF
                   NAME AND ADDRESS                        AMOUNT AND NATURE              COMMON
                 OF BENEFICIAL OWNER                    OF BENEFICIAL OWNERSHIP      STOCK OUTSTANDING
------------------------------------------------------  -----------------------     -------------------
Denton A. Cooley, M.D.................................          352,378                    24.49%
6624 Fannin Suite 2700
Houston, TX 77030

Rita Kloots...........................................          155,100                    10.78%
Box 1077
Sturbridge, MA 01566

James Berardo.........................................          154,520(1)                 10.74%
6624 Fannin Suite 2700
Houston, TX 77030

---------------

(1) Mr. Berardo beneficially owns, as trustee of various trusts, 154,520 shares of the Company's Common Stock.


BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended October 31, 1994 (the "1994 Fiscal Year"), the Luxtec Board held five (5) meetings. During the 1994 Fiscal Year, each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Luxtec Board and the total number of meetings held by all committees on which the individual director served.

     The Audit Committee presently is composed of three directors: Lynn K. Friedel, Thomas J. VanderSalm and James Berardo. Responsibilities of this committee include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During the 1994 Fiscal Year, the Audit Committee met two (2) times.

     The Compensation Committee presently is composed of three directors: Lynn
K. Friedel, Louis C. Wallace and James Berardo. Responsibilities of this committee include approval of remuneration arrangements for executive officers of the Company, review and approval of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under the Company's stock option plan, and general review of the Company's employee compensation policies. None of the members of the Compensation Committee has been an employee of the Company at any time and none has any relationship with either the Company or the Company's officers requiring disclosure under applicable regulations of the Securities and Exchange Commission. During the 1994 Fiscal Year, the Compensation Committee met two (2) times.

     The Nominating Committee is presently composed of three directors: James Berardo, Thomas J. VanderSalm and James W. Hobbs. Responsibilities of this committee include establishing the criteria, and reviewing the qualifications of individuals, for election as members of the Board of Directors. During the 1994 Fiscal Year, the Nominating Committee met one (1) time.


EXECUTIVE COMPENSATION

     The table below sets forth certain compensation information for the fiscal years ended 1994, 1993 and 1992 with respect to the Company's Chief Executive
Officer. No other executive officer of the Company receives compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                         ANNUAL COMPENSATION     COMPENSATION
                NAME AND                    FISCAL      ----------------------      AWARDS         ALL OTHER
           PRINCIPAL POSITION                YEAR       SALARY($)     BONUS($)    OPTIONS(#)    COMPENSATION($)
----------------------------------------  -----------   ---------     --------   ------------   ---------------
James W. Hobbs..........................      1994       $154,903     $23,500            0             --
  President, CEO and Director                 1993        115,385      16,000       50,000             --
                                              1992             --          --           --


     The following table discloses, for the Chief Executive Officer, information regarding stock options granted or exercised during, or held at the end of, Fiscal Year 1994 pursuant to the Company's stock option plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

     There were no options granted to the Chief Executive Officer of the Company in the last fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                                        NUMBERS OF
                                                                        SECURITIES           VALUE OF
                                                                        UNDERLYING         UNEXERCISED
                                                                        UNEXERCISED        IN-THE-MONEY
                                                                        OPTIONS AT          OPTIONS AT
                                                                        10/31/94(#)        10/31/94($)
                                  SHARES ACQUIRED        VALUE         EXERCISABLE/        EXERCISABLE/
              NAME                ON EXERCISE(#)      REALIZED($)      UNEXERCISABLE     UNEXERCISABLE(1)
--------------------------------  ---------------     ------------     -------------     ----------------
James W. Hobbs..................        -0-                -0-         20,000/30,000      $80,000/120,000

---------------

(1) Value is based on the closing sale price of the Common Stock as of October 31, 1994 ($5.25) minus the exercise price of $1.25.


EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with James W. Hobbs, pursuant to which the Company has agreed to employ Mr. Hobbs as President and Chief Executive Officer. The agreement with Mr. Hobbs was entered into on June 10, 1993 with an initial term of one year with automatic renewals for successive terms of one year each unless either party gives notice of intention not to renew. The Compensation Committee of the Luxtec Board set Mr. Hobbs' base salary for Fiscal Year 1994 at $155,000, and for Fiscal Year 1995 at $162,000. Mr. Hobbs is entitled to receive an annual bonus in cash and/or equity of the Company from an annual bonus pool based on 1.5% of the net sales of the Company, with such bonus to be determined by the Compensation Committee. Factors taken into account by the Compensation Committee in determining bonuses include return on investment, net sales, and net income compared to the business plan. Although there is no maximum percentage bonus, 30% of base salary is the expected guideline. Mr. Hobbs is entitled to severance pay in an amount equal to six months of his then current annual salary if his employment is terminated by (i) the Company without cause or (ii) Mr. Hobbs for Good Reason (as defined in the agreement).

DIRECTOR COMPENSATION

     The Company pays non-employee directors $500 for attendance at each meeting of the Luxtec Board, $250 per each meeting of a committee thereof ($150 per meeting of a committee if such meeting is concurrent with a regular meeting of the Luxtec Board), and $100 per meeting held by telephone conference. The Company also pays expenses for attendance at meetings of the Luxtec Board and committees thereof. Additionally, if the 1995 Stock Option Plan For Non-Employee Directors (described in Proposal 3 below) is adopted, non-employee Directors will be compensated with options to purchase shares of Common Stock of the Company.

                        REPORTS OF BENEFICIAL OWNERSHIP

     Based solely on a review of reports furnished to the Company or written representations from the Company's directors and executive officers, the Company believes that all reports required to be filed pursuant to Section 16 of the Exchange Act were satisfied by the Company's directors, executive officers and ten percent (10%) holders during the 1994 fiscal year, except that Louis C. Wallace filed one late Form 4 reporting two (2) transactions.

                              CERTAIN TRANSACTIONS

     Mr. Louis C. Wallace is currently, and has been since 1989, a member of the Board of Directors of the Company. Mr. Wallace is the founder and President of Specialty Surgical Instrumentation, Inc. ("SSI"), a surgical distributor in ten
(10) southeastern states. SSI is the largest single customer of the Company, representing approximately fifteen percent (15%) of net sales during fiscal 1994. SSI and the Company operate at arms length with a contract substantially the same as the other domestic distributors of the Company's products. The Company expects that SSI will represent approximately the same percentage of net sales during fiscal 1995 as occurred during fiscal 1994.

                                   PROPOSAL 4

         AMENDMENT OF THE COMPANY'S 1992 STOCK OPTION PLAN TO INCREASE
          THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN

     The Luxtec Board has authorized, subject to stockholder ratification, an increase in the number of shares available under the Company's 1992 Stock Option Plan (the "1992 Stock Plan") from 100,000 to 300,000 shares, and to limit the number of options that may be granted to any one individual in any calendar year to 100,000.

     Purpose. The purpose of the 1992 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees of the Company. The purpose of the proposed amendment is (i) to provide the Company with additional capacity to award stock options to existing personnel and to attract qualified new employees through grants of stock options, and (ii) to ensure that the 1992 Stock Plan complies with recent changes to the Internal Revenue Code of 1986, as amended (the "Code"), relating to executive compensation.

     Administration. The 1992 Stock Plan is administered by the Compensation Committee (the "Committee") which consists of directors of the Company appointed by its Board of Directors. The Committee is currently composed of Mr. Wallace Mr. Berardo and Ms. Friedel. Subject to the provisions of the 1992 Stock Plan, the Committee has discretion to determine when awards are made, which employees are granted awards, the number of shares subject to each award and all other relevant terms of the awards. The Committee also has broad discretion to construe and interpret the 1992 Stock Plan and adopt rules and regulations thereunder.

     Eligibility. Pursuant to the 1992 Stock Plan, Options, Awards and Purchases (collectively "Stock Rights") may be granted to persons who are directors, officers, employees and consultants of the Company. Incentive stock options ("ISOs") may only be granted to employees and officers, non-qualified stock options (collectively with ISOs, "Options") may be granted to directors, officers, employees and consultants of the Company. Awards of stock in the Company ("Awards"), and opportunities to make direct purchases of stock in the Company ("Purchases"), may be granted to directors, officers, employees and consultants of the Company.

     Shares Subject to the 1992 Stock Plan. The shares issued or to be issued under the 1992 Stock Plan are shares of Luxtec Common Stock, which may be newly issued shares or shares held in the treasury or acquired in the open market. Previously, no more than 100,000 shares could be issued under the 1992 Stock Plan. The foregoing limit is subject to adjustment for stock dividends, stock splits or other changes in the Company's capitalization.

     Stock Options. The Committee in its discretion may issue stock options which qualify as ISOs under the Code or non-qualified stock options. The Committee will determine the time or times when each Option becomes exercisable, the period within which it remains exercisable and the price per share at which it is exercisable, provided that no Option shall be exercised (i) more than 10 years after it is granted, and (ii) more than 5 years from the date of grant for ISOs granted to employees owning stock possessing more than 10% of the total combined voting power of the stock of the Company, and further provided that the exercise price of ISOs may not be less than the fair market value of Luxtec Common Stock on the date of grant. The reported closing price of Luxtec Common Stock by the AMEX on July 19, 1995 was $5.38 per share.

     Stock Rights are not assignable or transferable except upon the death of the grantee. Stock Rights may be exercised only by the grantee during the grantee's lifetime, and with respect to ISOs, only while the grantee is employed by the Company and for three months thereafter or six months after the death of the grantee by the administrator of the estate of such grantee.

     As of October 31, 1994, Stock Rights for the purchase of a total of 95,000 shares of Luxtec Common Stock were outstanding under the 1992 Stock Plan, 35,000 of which were exercisable, and Stock Rights to purchase an additional 5,000 shares remained available for grant under the 1992 Stock Plan. Stock Rights granted are exercisable at varying dates. In general, options granted vest 20% at date of grant, and 20% each year thereafter for a period of four years. Other performance-based options will vest at a rate of 20% each year for a period of five years, commencing on the sixth year from the date of grant, subject to acceleration if certain financial milestones are achieved.

     Federal Income Tax Rules. The grant of an ISO or a non-qualified stock option will not result in income for the optionee or in an income tax deduction for the Company.

     The exercise of a non-qualified stock option will generally result in taxable income to the optionee and a deduction for the Company, in each case measured by the difference between the purchase price and the fair market value of the shares of Luxtec Common Stock determined generally at the time of exercise at which time income tax withholding will be required.

     The exercise of an ISO will not result in income for the optionee if the optionee is an employee of the Company or one of its subsidiaries from the date of grant until three months before the exercise. The excess of the market value on the exercise date over the purchase price is an item of tax preference, potentially subject to the alternative minimum tax. Provided the optionee does not dispose of the shares of Luxtec Common Stock within two years after the date of grant and one year after exercise, any gain on a disposition of the shares will be taxed to the optionee as long-term capital gain and the Company will not be entitled to a deduction. If the optionee disposes of the shares prior to the expiration of either of the holding periods, the optionee will recognize taxable income and the Company will be entitled to a deduction equal to the lesser of
(i) the fair market value of the shares on the exercise date minus the purchase price or (ii) the amount realized on disposition minus the purchase price. Any gain greater than the taxable income portion will be treated as long term or short term capital gain.


     The following table sets forth as of October 31, 1994, the number of options granted under the 1992 Stock Plan to the persons and groups listed.

                    OPTIONS GRANTS UNDER THE 1992 STOCK PLAN

                                     NAME                                   OPTIONS (SHARES)
    ----------------------------------------------------------------------  ----------------
    James W. Hobbs........................................................       50,000
    All executive officers as a group.....................................       70,000
    All directors, excluding executive officers, as a group...............          -0-
    All employees, excluding executive officers, as a group...............       10,000

     The Luxtec Board recommends that the shareholders vote "FOR" the proposed amendment of the 1992 Stock Plan and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Luxtec Common Stock represented in person or by proxy, and voting, at the Luxtec Meeting is required for approval of the amendment of the 1992 Stock Plan.

                                   PROPOSAL 5

                  APPROVAL OF THE COMPANY'S 1995 STOCK OPTION
                        PLAN FOR NON-EMPLOYEE DIRECTORS

     The Luxtec Board adopted the 1995 Stock Option Plan For Non-Employee Directors (the "1995 Directors' Plan") on December 8, 1994, subject to shareholder approval. A copy of the 1995 Directors' Plan is annexed to this Proxy Statement/PPM as Annex G.

     Purpose. The purpose of the 1995 Directors' Plan is to attract and retain highly qualified directors of the Company who are not also officers or employees of the Company and to encourage such directors to own shares of Luxtec Common Stock, so as to provide additional incentives to promote the success of the Company.

     Administration. The 1995 Directors' Plan will be administered by a committee consisting of the members of the Luxtec Board who are not eligible to participate in such plan, currently James W. Hobbs. Grants of stock options under the 1995 Directors' Plan are automatic as provided therein. All questions of interpretation of the 1995 Directors' Plan or of any options issued thereunder are to be determined by the foregoing committee, provided that such committee has no discretion with respect to the eligibility or selection of directors to receive options, the timing of grants or the number of shares of Luxtec Common Stock subject to the 1995 Directors' Plan or any option granted thereunder.

     Eligibility. All directors of the Company who are not employees or officers of the Company or any subsidiary of the Company are eligible to participate in the 1995 Directors' Plan.

     Shares Subject to the 1995 Directors' Plan. The shares to be issued under the 1995 Directors' Plan are shares of Luxtec, which may be newly issued shares or shares held in the treasury. No more than 200,000 shares may be issued under the 1995 Directors' Plan, provided, that the foregoing limit is subject to adjustment for stock dividends, stock splits or other changes in the Company's capitalization.

     Stock Options. Under the 1995 Directors' Plan, members of the Luxtec Board who are not employees of the Company are automatically granted non-qualified stock options to purchase 12,000 shares of Luxtec Common Stock, on the date each non-employee director is elected or reelected to the Luxtec Board for a three-year term or an option to purchase a pro rata amount of shares if such director is elected or reelected to serve less than a three-year term. In addition, the 1995 Directors' Plan provides that any non-employee director who is appointed by the Luxtec Board will receive on the date of the next Annual Stockholders Meeting of the Company an option to purchase a pro rata number of shares.

     All options granted under the 1995 Directors' Plan are nonstatutory options not intended to qualify under Section 422 of the Code.

     Options granted under the 1995 Directors' Plan are not assignable or transferable except upon death of an optionee and are exercisable during the optionee's lifetime only by the optionee.

     Initial Option Grants. The 1995 Directors' Plan provides that each person that was a non-employee director at the time of the adoption of the 1995 Directors' Plan by the Company's Board of Directors on December 8, 1994 shall receive a fully vested option to purchase 8,000 shares of Luxtec Common Stock, effective as of December 8, 1994 (the "Initial Options"). If at the Luxtec Meeting this proposal is approved, each of Messrs. Wallace, VanderSalm, Friedel and the estate of Gerard Maley, a non-employee director on December 8, 1994, will each receive an Initial Option. If reelected, Ms. Friedel will also receive an option to purchase an additional 12,000 shares of Luxtec Common Stock.

     Exercise Price. The exercise price for such options will be equal to the fair market value of Luxtec Common Stock on the date of grant.

     Term and Vesting. Each option expires at the earlier of (i) 90 days after such non-employee director no longer serves as a director of the Company or (ii) the end of ten years and one day after the date on which the option was granted. The initial options for 8,000 shares of Luxtec Common Stock granted to all current non-employee directors are fully exercisable on the date of grant. The options for 12,000 shares of Luxtec Common

Stock granted upon election to a three-year term (or pro rata portion thereof), shall become exercisable with respect to 4,000 shares on the date of grant and with respect to 4,000 shares on each of the first and second anniversaries of such date if the option holder is a non-employee director of the Company at the opening of business on that date.

     Federal Income Tax Rules. The grant of a non-qualified stock option under the 1995 Directors' Plan will not result in income for the director or in an income tax deduction for the Company. The exercise of a non-qualified stock option will generally result in taxable income to the director and a deduction for the Company, in each case measured by the difference between the purchase price and the fair market value of the shares of Luxtec Common Stock determined generally at the time of exercise.


     The following table sets forth as of the date of the Luxtec Meeting, the number of options that will be granted under the 1995 Directors' Plan to the current non-employee directors if the 1995 Directors' Plan is approved at the Luxtec meeting.

                                     NAME                               OPTION (SHARES)
        --------------------------------------------------------------  ---------------
        James Berardo.................................................           --
        Lynn Friedel..................................................       20,000
        Thomas VanderSalm.............................................        8,000
        Louis Wallace.................................................        8,000
        All current non-employee directors............................       36,000

     The Luxtec Board recommends that the shareholders vote "FOR" the proposed adoption of the 1995 Directors' Plan and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Luxtec Common Stock represented in person or by proxy, and voting, at the Luxtec Meeting is required for approval of the 1995 Directors' Plan.

                                   PROPOSAL 6

                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
                            ARTICLES OF ORGANIZATION

     The Luxtec Board, by unanimous written consent dated July 26, 1995, has recommended the adoption of Articles of Amendment (attached to this Proxy Statement/PPM as Annex B-2 the "Amendment"), amending the Luxtec Charter (attached to this Proxy Statement/PPM as Annex C) in order to limit the personal liability of directors for breaches of their fiduciary duties in certain situations and to provide for indemnification of officers and directors of the Company in certain situations.

     Based on information and advise provided to the Company by its legal counsel, the Company believes that it is current standard practice in most public companies to provide (i) some type of limited personal liability protection to directors to the extent permitted by applicable law and (ii) for the indemnification of officers and directors in certain situations. With respect to the limitation of personal liability, the Amendment will amend
Article 6 in the Luxtec Charter by providing for this limited protection while specifically noting that such protection does not apply to (a) breaches of a director's duty of loyalty to the Company or its stockholders, (b) acts or omissions not in good faith involving intentional misconduct or knowing violations of the law, (c) transactions involving unauthorized distributions or loans to Company insiders, and/or (d) transactions from which the director derived an improper personal benefit. With respect to the indemnification of officers and directors, the Amendment will provide for the indemnification of each person who is made a party to or otherwise involved in any legal proceeding by reason of such person being or having been an officer or director of the Company against all expenses, losses or liabilities resulting from such proceeding unless such person shall have been adjudicated in such proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company.

     The Amendment is intended to update the language in the Luxtec Charter to reflect the current state of the law with respect to these areas. Although the Company has, to date, not had any difficulty in attracting or retaining directors, the Company believes the Amendment is necessary to continue to attract and retain the most qualified persons to serve as directors and officers of the Company. The proposed Amendment is being submitted to the stockholders of the Company at this time because the Company was previously unaware that the provisions contained in the Luxtec Charter concerning limitation of liability of directors and indemnification of officers and directors did not extend to the full extent permitted by applicable law. It is only after the Company engaged new legal counsel and such counsel reviewed the Luxtec Charter that the Company became aware of this.

     If approved by the stockholders at the Luxtec Meeting, the principal effect of the portion of the proposal concerning limitation of liability of directors is to eliminate certain causes of action that stockholders might otherwise be able to pursue against directors. Because there could be future situations in which such limitation of liability would benefit directors of the Company at the expense of its stockholders, the directors are deemed as having a conflict of interest in making the proposal. There is currently no pending or threatened litigation that could result in any liability of the Company's directors of the kind that would be limited by the provisions set forth in the Amendment if it were currently in effect.

     The Luxtec Board recommends that the shareholders vote "FOR" the proposed amendment of the Luxtec Charter and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of two-thirds of the shares of Luxtec Common Stock outstanding and entitled to vote thereon is required for approval of the Amendment to the Luxtec Charter.

                                   PROPOSAL 7

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     Arthur Andersen LLP, independent certified public accountants, have been auditors of the Company since 1991. The Luxtec Board has recommended that the stockholders ratify the reappointment of Arthur Andersen LLP as the Company's auditors for the current fiscal year.

     A representative of Arthur Andersen LLP is expected to be present at the Meeting and will be available to answer any appropriate questions.

     The Luxtec Board recommends that the shareholders vote "FOR" the proposal to ratify the appointment of Arthur Andersen LLP, and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Luxtec Common Stock represented in person or by proxy, and voting, at the Luxtec Meeting is required to ratify the appointment of Arthur Andersen LLP. In the event the appointment of Arthur Andersen LLP should not be approved by the shareholders, the Luxtec Board will make another appointment to be effective at the earliest possible time.

                             STOCKHOLDER PROPOSALS

     The Luxtec Board will make provision for presentation of proposals by shareholders at the 1996 Annual Meeting of Stockholders (or special meeting in lieu thereof) provided such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission. Such proposals must be received by the Company no later than December 31, 1995 to be considered for inclusion to the Company's proxy materials relating to that meeting.

                                    GENERAL

     The management of the Company knows of no matter other than the foregoing to be brought before the Luxtec Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

     The Company will provide free of charge to any stockholder from whom a proxy is solicited pursuant to this Proxy Statement/PPM, upon written request from such stockholder, a copy of the Company's annual report filed with the Securities and Exchange Commission on Form 10-K for the Company's fiscal year ended October 31, 1994. Requests for such report should be directed to Luxtec Corporation, 326 Clark Street, Worcester, Massachusetts 01606-1214, Attention:
Chief Financial Officer.

     The Company expects to hold its next stockholder meeting on or about April 18, 1996 and proxy materials in connection with that meeting are expected to be mailed approximately 30 days prior to the meeting.

                                          JAMES W. HOBBS
                                          President

                                CARDIODYNE, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         INDEX TO FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                        ----
Report of Independent Public Accountants..............................................  F-2

Balance Sheets as of December 31, 1993 and 1994 and June 30, 1995 (Unaudited).........  F-3

Statements of Operations for the Years Ended December 31, 1992, 1993 and 1994, for the
  Period from Inception (February 28, 1989) to December 31, 1994, for the Six Months
  Ended June 30, 1994 (Unaudited), for the Six Months Ended June 30, 1995 (Unaudited)
  and for the Period from Inception (February 28, 1989) to June 30, 1995
  (Unaudited).........................................................................  F-4

Statements of Stockholders' Equity (Deficit) for the Period from Inception (February
  28, 1989) to June 30, 1995 (Unaudited)..............................................  F-5

Statements of Cash Flows for the Years Ended December 31, 1992, 1993 and 1994, for the
  Period from Inception (February 28, 1989) to December 31, 1994, for Six Months Ended
  June 30, 1994 (Unaudited), for the Six Months Ended June 30, 1995 (Unaudited) and
  for the Period from Inception (February 28, 1989) to June 30, 1995 (Unaudited)......  F-6

Notes to Financial Statements.........................................................  F-7

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To CardioDyne, Inc.:

     We have audited the accompanying balance sheets of CardioDyne, Inc. (a Delaware corporation in the development stage) as of December 31, 1993 and 1994, and the related statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1994 and for the period from inception (February 28, 1989) to December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CardioDyne, Inc. as of December 31, 1993 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994 and for the period from inception (February 28, 1989) to December 31, 1994, in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 1 and 7 to the financial statements, the Company has experienced recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Notes 1 and 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          ARTHUR ANDERSON L.L.P.

Boston, Massachusetts
April 21, 1995

                                CARDIODYNE, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEETS

                                     ASSETS

                                                              DECEMBER 31,
                                                         -----------------------     JUNE 30, 1995
                                                           1993          1994        -------------
                                                         ---------     ---------      (UNAUDITED)
CURRENT ASSETS:
  Cash and cash equivalents............................  $  27,106     $  24,230       $  15,472
                                                         ---------     ---------       ---------
PROPERTY AND EQUIPMENT, AT COST
  Office equipment.....................................      5,963         5,963           5,963
  Less -- Accumulated depreciation.....................      3,993         4,672           4,842
                                                         ---------     ---------       ---------
                                                             1,970         1,291           1,121
                                                         ---------     ---------       ---------
OTHER ASSETS...........................................    108,727       115,265         119,914
                                                         ---------     ---------       ---------
                                                         $ 137,803     $ 140,786       $ 136,507
                                                         =========     =========       =========

                           LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
  Accounts payable.....................................  $  33,192     $      --       $     702
  Accrued expenses.....................................     72,437        42,332          49,197
  Deferred revenue.....................................         --            --         125,000
  Loan payable to stockholder..........................     50,000            --              --
  Convertible notes payable due to stockholders........         --        50,000              --
                                                         ---------     ---------       ---------
          Total current liabilities....................    155,629        92,332         174,899
                                                         ---------     ---------       ---------
STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock, $.01 par value --
     Authorized -- 5,000,000 shares
     Issued and outstanding -- 3,181,327 shares in 1993
       and 4,090,438 shares in 1994 and 4,220,670
       shares in 1995..................................     31,813        40,904          42,207
  Additional paid-in capital...........................    355,831       801,296         378,072
  Deficit accumulated during the development stage.....   (405,470)     (793,746)       (958,671)
                                                         ---------     ---------       ---------
          Total stockholders' equity (deficit).........    (17,826)       48,454         (38,392)
                                                         ---------     ---------       ---------
                                                         $ 137,803     $ 140,786       $ 136,507
                                                         =========     =========       =========

   The accompanying notes are an integral part of these financial statements.

                                CARDIODYNE, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF OPERATIONS

                                                                                                                INCEPTION
                                      YEARS ENDED DECEMBER 31,     INCEPTION TO    SIX MONTHS ENDED JUNE 30,        TO
                                 --------------------------------   DECEMBER 31,   -------------------------     JUNE 30,
                                   1992       1993        1994          1994           1994          1995          1995
                                 --------   ---------   ---------   ------------   -----------   -----------   -----------
                                                                                   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
EXPENSES
  Research and development.....  $ 44,342   $ 183,971   $ 200,243    $  508,928     $  56,137     $  36,075     $ 545,003
  General and administrative...    33,086      68,548      82,371       157,228       103,105       102,098       259,326
  Selling and marketing........     6,389       5,257     106,868       129,019        84,562        23,833       152,852
                                 ---------  ---------   ---------     ---------     ---------     ---------     ---------
      Loss from operations.....   (83,817)   (257,776)   (389,482)     (795,175)     (243,804)     (162,006)     (957,181)
                                 ---------  ---------   ---------     ---------     ---------     ---------     ---------
INTEREST INCOME................       755       2,061       1,425         4,833         1,027            --         4,833
                                 ---------  ---------   ---------     ---------     ---------     ---------     ---------
INTEREST EXPENSE...............    (2,257)         --        (219)       (3,404)           --        (2,919)       (6,323)
                                 ---------  ---------   ---------     ---------     ---------     ---------     ---------
NET LOSS.......................  $(85,319)  $(255,715)  $(388,276)   $ (793,746)    $(242,777)    $(164,925)    $(958,671)
                                 =========  =========   =========     =========     =========     =========     =========
NET LOSS PER COMMON SHARE......  $   (.03)  $    (.08)  $    (.10)                  $    (.06)    $    (.04)
                                 =========  =========   =========                   =========     =========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING....  2,467,721  3,181,327   3,831,660                   3,786,665     4,168,517
                                 =========  =========   =========                   =========     =========

   The accompanying notes are an integral part of these financial statements.

                                CARDIODYNE, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                DEFICIT
                                              COMMON STOCK                    ACCUMULATED        TOTAL
                                           -------------------   ADDITIONAL    DURING THE    STOCKHOLDERS'
                                            NUMBER       PAR      PAID-IN     DEVELOPMENT       EQUITY
                                           OF SHARES    VALUE     CAPITAL        STAGE         (DEFICIT)
                                           ---------   -------   ----------   ------------   -------------
INITIAL STOCKHOLDERS' INVESTMENT
  (FEBRUARY 28, 1989)....................  1,800,000   $18,000    $      --    $       --      $  18,000
  Sale of common stock...................    300,000     3,000           --            --          3,000
  Net loss...............................         --        --           --       (21,138)       (21,138)
                                           ---------   -------      -------      --------       --------
BALANCE, DECEMBER 31, 1989...............  2,100,000    21,000           --       (21,138)          (138)
  Sale of common stock...................    100,000     1,000           --            --          1,000
  Net loss...............................         --        --           --       (21,634)       (21,634)
                                           ---------   -------      -------      --------       --------
BALANCE, DECEMBER 31, 1990...............  2,200,000    22,000           --       (42,772)       (20,772)
  Sale of common stock...................    125,000     1,250           --            --          1,250
  Net loss...............................         --        --           --       (21,664)       (21,664)
                                           ---------   -------      -------      --------       --------
BALANCE, DECEMBER 31, 1991...............  2,325,000    23,250           --       (64,436)       (41,186)
  Sale of common stock...................    705,000     7,050      292,950            --        300,000
  Conversion of loans due to
     stockholders........................    151,327     1,513       62,881            --         64,394
  Net loss...............................         --        --           --       (85,319)       (85,319)
                                           ---------   -------      -------      --------       --------
BALANCE, DECEMBER 31, 1992...............  3,181,327    31,813      355,831      (149,755)       237,889
  Net loss...............................         --        --           --      (255,715)      (255,715)
                                           ---------   -------      -------      --------       --------
BALANCE, DECEMBER 31, 1993...............  3,181,327    31,813      355,831      (405,470)       (17,826)
  Sale of common stock...................    600,000     6,000      294,000            --        300,000
  Conversion of loans due to
     stockholders........................    100,000     1,000       49,000            --         50,000
  Issuance of common stock in lieu of
     compensation........................    209,111     2,091      102,465            --        104,556
  Net loss...............................         --        --           --      (388,276)      (388,276)
                                           ---------   -------      -------      --------       --------
BALANCE, DECEMBER 31, 1994...............  4,090,438    40,904      801,296      (793,746)        48,454
  Net loss (unaudited)...................         --        --           --      (164,925)      (164,925)
  Conversion of loans due to
     stockholders........................    130,232     1,303       76,776            --         78,079
                                           ---------   -------      -------      --------       --------
BALANCE, JUNE 30, 1995 (UNAUDITED).......  4,220,670   $42,207    $ 878,072    $ (958,671)     $ (38,392)
                                           =========   =======      =======      ========       ========

   The accompanying notes are an integral part of these financial statements.

                                CARDIODYNE, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF CASH FLOWS

                                          YEARS ENDED DECEMBER 31,       INCEPTION TO   SIX MONTHS ENDED JUNE 30,
                                      --------------------------------   DECEMBER 31,   -------------------------   INCEPTION TO
                                        1992       1993        1994          1994          1994          1995       JUNE 30, 1995
                                      --------   ---------   ---------   ------------   -----------   -----------   -------------
                                                                                        (UNAUDITED)   (UNAUDITED)    (UNAUDITED)

CASH FLOWS FROM OPERATING
  ACTIVITIES:
  Net loss..........................  $(85,319)  $(255,715)  $(388,276)   $ (793,746)    $(242,777)    $(164,925)     $(958,671)
  Adjustments to reconcile net loss
    to net cash used in operating
    activities --
    Depreciation and amortization...       887         965         679         4,672           341           170          4,842
    Common stock issued in lieu of
      compensation..................        --          --     104,556       104,556        88,056            --        104,556
    Changes in assets and
      liabilities --
      Accounts payable..............    (4,592)     33,192     (33,192)           --       (33,192)          702            702
      Deferred revenue..............        --          --                        --            --       125,000        125,000
      Accrued expenses..............    22,328      50,109     (30,105)       42,332       (43,330)        9,944         49,197
                                      --------   ---------   ---------     ---------     ---------     ---------      ---------
        Net cash used in operating
          activities................   (66,696)   (171,449)   (346,338)     (642,186)     (230,902)      (29,109)      (674,374)
                                      --------   ---------   ---------     ---------     ---------     ---------      ---------
CASH FLOWS FROM INVESTING
  ACTIVITIES:
  Purchase of property and
    equipment.......................    (2,471)       (485)         --        (5,963)           --            --         (5,963)
  Increase in other assets..........   (20,662)    (38,484)     (6,538)     (115,265)         (986)       (4,649)      (119,914)
                                      --------   ---------   ---------     ---------     ---------     ---------      ---------
        Net cash used in investing
          activities................   (23,133)    (38,969)     (6,538)     (121,228)         (986)       (4,649)      (125,877)
                                      --------   ---------   ---------     ---------     ---------     ---------      ---------
CASH FLOWS FROM FINANCING
  ACTIVITIES:
  Proceeds from sale of common
    stock...........................   300,000          --     300,000       623,250       300,000            --        623,250
  Proceeds from convertible notes
    and loans payable to
    stockholders....................        --      50,000      50,000       164,394            --        25,000        192,473
  Payments on note payable to a
    bank............................   (25,000)         --          --            --            --            --             --
                                      --------   ---------   ---------     ---------     ---------     ---------      ---------
        Net cash provided by
          financing activities......   275,000      50,000     350,000       787,644       300,000        25,000        815,723
                                      --------   ---------   ---------     ---------     ---------     ---------      ---------
NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS..................   185,171    (160,418)     (2,876)       24,230        68,112        (8,758)        15,472
CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD.........................     2,353     187,524      27,106            --        27,106        24,230             --
                                      --------   ---------   ---------     ---------     ---------     ---------      ---------
CASH AND CASH EQUIVALENTS, END OF
  PERIOD............................  $187,524   $  27,106   $  24,230    $   24,230     $  95,218     $  15,472      $  15,472
                                      ========   =========   =========     =========     =========     =========      =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION:
  Cash paid for --
    Interest........................  $  2,257   $      --   $      --    $    2,257     $      --     $      --      $   2,257
                                      ========   =========   =========     =========     =========     =========      =========
SUPPLEMENTAL DISCLOSURE OF NONCASH
  TRANSACTIONS:
  Conversion of loans payable to
    stockholders into common
    stock...........................  $ 64,394   $      --   $  50,000    $  114,394     $  50,000     $  78,079      $ 192,473
                                      ========   =========   =========     =========     =========     =========      =========

   The accompanying notes are an integral part of these financial statements.

                                CARDIODYNE, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

                (INCLUDING DATA APPLICABLE TO UNAUDITED PERIODS)

(1) OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

     CardioDyne, Inc. (the Company) was incorporated on February 28, 1989 and is engaged in the development of products used for monitoring blood pressure.

     The Company is in the development stage and is devoting substantially all of its efforts toward product research and development, raising capital and marketing products under development. The Company has not generated revenue to date and is subject to a number of risks similar to those of other development stage companies, including dependence on key individuals, competition from substitute products, the development of commercially usable products and the need to obtain adequate additional financing necessary to fund the development of its products. The Company has recently entered into a merger agreement with Luxtec Corporation as discussed in
     Note 7. The merger agreement is preliminary and tentative and is expected to be consummated in September 1995.

     The accompanying financial statements reflect the application of certain accounting policies as described below and elsewhere in the accompanying financial statements and notes.

     (a) Cash Equivalents

        Cash equivalents are carried at cost, which approximates market. Cash equivalents are short-term, highly liquid investments with original maturities of less than three months.

     (b) Depreciation and Amortization

        The Company provides for depreciation using accelerated methods by charges to operations in amounts that allocate the cost of property and equipment over their estimated useful lives of four to five years.

        Other assets consist principally of patent costs amortized over their estimated useful lives of 17 years.

        The Company evaluates periods of amortization continually to determine whether events or circumstances warrant revised estimates of useful lives or a reduction in the unamortized cost of the assets to be charged to operations.

     (c) Research and Development

        Research and development expenses are charged to operations as incurred.

     (d) Net Loss per Common Share

        Net loss per common share is based on the weighted average number of common shares outstanding. Common stock equivalents have not been included as their effects would be antidilutive.

     (e) Unaudited Interim Financial Statements

        The balance sheet as of June 30, 1995, the statements of operations and cash flows for the six months ended June 30, 1994 and 1995, and the statement of stockholders' equity (deficit) for the six months ended March 31, 1995 are unaudited and, in the opinion of the Company's management, include all adjustments, consisting of normal, recurring accruals, necessary for a fair presentation of the Company's financial position, results of operations and cash flows. The results of operations for the six months ended June 30, 1995 are not necessarily indicative of the results expected for the year.

                                CARDIODYNE, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 1994

                (INCLUDING DATA APPLICABLE TO UNAUDITED PERIODS)

(2) INCOME TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Currently, there are no material differences between the financial statement and income tax bases of the Company's assets and liabilities.

     At December 31, 1994, the Company had available net operating loss (NOL) carryforwards of approximately $709,000 for income tax purposes, which may be used to offset future taxable income, if any. The NOL carryforwards expire through 2009 and are subject to review and possible adjustment by the Internal Revenue Service. The NOL carryforwards available for use in any given year may be limited in the event of a significant change in ownership, as defined by the Internal Revenue Code. At December 31, 1993 and 1994, the Company's net deferred tax asset consists of the following:

                                                               1993         1994
                                                             --------     --------
            NOL carryforwards..............................  $103,000     $283,000
            Valuation allowance............................   103,000      283,000
                                                             --------     --------
                                                             $     --     $     --
                                                             ========     ========

     The Company placed the above valuation allowance against its otherwise recognizable deferred tax asset due to the uncertainty surrounding the timing of realizing the benefits of its NOL carryforwards in future tax returns. For the years ended December 31, 1992, 1993 and 1994, the increase in the valuation allowance was $1,000, $102,000 and $180,000, respectively.

(3) CONVERTIBLE NOTES PAYABLE DUE TO STOCKHOLDERS

     The Company's debt obligations at December 31, 1993 consisted of $50,000 of loans payable to stockholders. The notes were noninterest-bearing and were converted into 100,000 shares of the Company's common stock on January 21, 1994. At December 31, 1994, the Company had outstanding $50,000 of convertible notes payable to stockholders. During 1995, the Company issued another note payable to a stockholder with similar terms for $25,000. The notes bear interest at the rate of 8% and are due in full on June 30, 1995. The notes and all accrued interest will be converted into shares of the Company's common stock at a price of $.60 per share when they come due, or at the option of the stockholders before such time. At June 30, all outstanding notes payable to stockholders plus accrued interest were converted into 132,232 shares of common stock at the rate of $.60 per share.


(4) ACCRUED EXPENSES

     Accrued expenses consist of the following at December 31, 1993 and 1994:

                                                                1993        1994
                                                               -------     -------
            Payroll and related costs........................  $68,056     $39,976
            Other accrued expenses...........................    4,381       2,356
                                                               -------     -------
                                                               $72,437     $42,332
                                                               =======     =======

                                CARDIODYNE, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 1994

                (INCLUDING DATA APPLICABLE TO UNAUDITED PERIODS)

(5) STOCK INCENTIVE PLAN

     In 1994, the Company adopted the 1994 Stock Incentive Plan (the Plan), pursuant to which up to 600,000 shares of common stock may be issued over a 10-year period. Under the Plan, the Company may grant incentive or nonqualified stock options, as well as award or sell shares to employees, directors or consultants of the Company. All option grants, prices and vesting periods are determined by the Board of Directors. Incentive stock options may be granted at a price not less than the fair market value on the date of grant, as determined by the Board of Directors and not less than 110% of such price to a greater than 10% shareholder. During 1994, options to purchase 120,000 shares of common stock were granted under the Plan at a price of $.50 per share. As of December 31, 1994, 33,333 of these shares were exercisable. Also, in 1991, 25,000 options not included in the Plan were granted to a director at an exercise price of $.425 per share. As of December 31, 1994, all of these shares were exercisable.

(6) DEFERRED REVENUE

     Deferred revenue in the accompanying June 30, 1995 balance sheet represents advance payments received related to a license and services agreement with a third party.

(7) PROPOSED MERGER WITH LUXTEC CORPORATION

     The Company has entered into a merger agreement with Luxtec Corporation, a company engaged in the development, production and distribution of medical equipment, the shares of which are publicly traded on the American Stock Exchange. The terms of the merger agreement dictate that each outstanding share of the Company would be exchanged for 0.23283 shares of Luxtec Corporation. The merger agreement is subject to various conditions, including board of director and shareholder approval, and is expected to be consummated in September 1995. If the Company fails to consummate the merger agreement or in the absence of obtaining alternative financing, there is substantial doubt as to the Company's ability to continue as a going concern.

                                    ANNEX A

                            AGREEMENT OF MERGER AND

                             PLAN OF REORGANIZATION

                 AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

                                  By and Among

                              LUXTEC CORPORATION,

                                     Parent

                        LUXTEC CD ACQUISITION CO. INC.,

                                    Acquirer

                               CARDIODYNE, INC.,

                                     Target

                     PAUL EPSTEIN and PATRICK G. PHILLIPPS

                                Representatives

                           Dated as of June 28, 1995

                               TABLE OF CONTENTS

1.     The Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
          1.1.      Closing and Effective Date of Merger.     . . . . . . . . . . . . . . . . .   1
          1.2.      Terms and Conditions of Merger.     . . . . . . . . . . . . . . . . . . . .   2

2.     Conversion of Shares, Payments, etc.   . . . . . . . . . . . . . . . . . . . . . . . . .   3
          2.1.      Conversion of Shares.     . . . . . . . . . . . . . . . . . . . . . . . . .   3
          2.2       Additional Consideration.     . . . . . . . . . . . . . . . . . . . . . . .   6
          2.3       Purchase Price Adjustment.    . . . . . . . . . . . . . . . . . . . . . . .  10

3.     Representations, Warranties of Target.   . . . . . . . . . . . . . . . . . . . . . . . .  11
          3.1.      Incorporation; Authority.     . . . . . . . . . . . . . . . . . . . . . . .  12
          3.2.      Corporate Power, Binding Effect.    . . . . . . . . . . . . . . . . . . . .  12
          3.3.      Subsidiaries.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          3.4.      Qualification.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          3.5.      Capitalization.     . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          3.6.      Lawful Issuance.    . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          3.7.      Financial Statements.     . . . . . . . . . . . . . . . . . . . . . . . . .  13
          3.8.      Absence of Certain Changes.     . . . . . . . . . . . . . . . . . . . . . .  14
          3.9.      Title to Property, Leases, etc.     . . . . . . . . . . . . . . . . . . . .  15
          3.10.     Indebtedness.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          3.11.     Absence of Undisclosed Liabilities.     . . . . . . . . . . . . . . . . . .  16
          3.12.     Taxes.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          3.13.     Litigation, etc.    . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          3.14.     Safety, Zoning and Environmental Matters.     . . . . . . . . . . . . . . .  19
          3.15.     Labor Relations.    . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
          3.16.     Contracts.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
          3.17.     Employee Benefit Plans.     . . . . . . . . . . . . . . . . . . . . . . . .  23
          3.18.     Potential Conflicts of Interest.    . . . . . . . . . . . . . . . . . . . .  25
          3.19.     Intellectual Property.    . . . . . . . . . . . . . . . . . . . . . . . . .  25
          3.20.     Accounts Receivable.    . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          3.21.     Insurance.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          3.22.     Bank Accounts, Signing Authority, Powers of
                    Attorney.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          3.23.     Governmental Consent, Non-Contravention, etc.     . . . . . . . . . . . . .  28
          3.24.     Inventory.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
          3.25.     Suppliers and Customers.    . . . . . . . . . . . . . . . . . . . . . . . .  28
          3.26.     Employment of Officers, Employees.    . . . . . . . . . . . . . . . . . . .  28
          3.27.     Minute Books.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          3.28.     Brokers.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          3.29.     Compliance with Other Instruments, Laws, etc.     . . . . . . . . . . . . .  29
          3.30.     Projections.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          3.31.     Disclosure.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29



          3.32.     Absence of Registration Obligations.    . . . . . . . . . . . . . . . . . .  30
          3.33.     WARN.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          3.34.     Ownership of Parent Common Stock.     . . . . . . . . . . . . . . . . . . .  30
          3.35.     Disclaimer.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

4.     Representations and Warranties of Parent and Acquirer.   . . . . . . . . . . . . . . . .  30
          4.1.      Organization and Standing of Parent and Acquirer.     . . . . . . . . . . .  30
          4.2.      Corporate Power; Binding Effect.    . . . . . . . . . . . . . . . . . . . .  31
          4.3.      Non-Contravention.    . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          4.4.      Capitalization.     . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
          4.5.      Reports and Financial Statements.     . . . . . . . . . . . . . . . . . . .  32
          4.6.      Absence of Certain Changes.     . . . . . . . . . . . . . . . . . . . . . .  33
          4.7.      Taxes.  .   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
          4.8.      Litigation, etc.    . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
          4.9.      Safety, Zoning and Environmental Matters.     . . . . . . . . . . . . . . .  37
          4.10.     Government Consents, etc.     . . . . . . . . . . . . . . . . . . . . . . .  38
          4.11.     Brokers.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
          4.12.     Subsidiaries.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
          4.13.     Lawful Issuance.    . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
          4.14.     Absence of Undisclosed Liabilities.     . . . . . . . . . . . . . . . . . .  39
          4.15.     Employee Benefit Plans.     . . . . . . . . . . . . . . . . . . . . . . . .  39
          4.16.     Compliance with Other Instruments, Laws, etc.     . . . . . . . . . . . . .  42
          4.17.     Certain Massachusetts Statutes.     . . . . . . . . . . . . . . . . . . . .  42
          4.18.     Form S-3.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
          4.19.     Disclosure.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
          4.20.     Disclaimer.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

5.     Conduct of Business Prior to Effective Date.   . . . . . . . . . . . . . . . . . . . . .  43
       A. Target
          5.1.      Full Access.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
          5.2.      Carry on in Regular Course.     . . . . . . . . . . . . . . . . . . . . . .  43
          5.3.      No Dividends, Issuances, Repurchases, etc.    . . . . . . . . . . . . . . .  44
          5.4.      No General Increases.     . . . . . . . . . . . . . . . . . . . . . . . . .  44
          5.5.      Contracts and Commitments.    . . . . . . . . . . . . . . . . . . . . . . .  44
          5.6.      Sale of Capital Assets.     . . . . . . . . . . . . . . . . . . . . . . . .  44
          5.7.      No Investments.     . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
          5.8.      Preservation of Organization.     . . . . . . . . . . . . . . . . . . . . .  45
          5.9.      No Default.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
          5.10.     Compliance with Laws.     . . . . . . . . . . . . . . . . . . . . . . . . .  45
          5.11.     Advice of Change.     . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
          5.12.     Stockholders Meeting; No Shopping, etc.     . . . . . . . . . . . . . . . .  46
          5.13.     Target Proxy Statement.     . . . . . . . . . . . . . . . . . . . . . . . .  46
          5.14.     Consents of Third Parties.    . . . . . . . . . . . . . . . . . . . . . . .  46
          5.15.     Satisfaction of Conditions Precedent.     . . . . . . . . . . . . . . . . .  47
          5.16.     Completion of Due Diligence.    . . . . . . . . . . . . . . . . . . . . . .  47



       B. Parent
          5.17.     Full Access.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
          5.18.     Carry on in Regular Course.     . . . . . . . . . . . . . . . . . . . . . .  47
          5.19.     Preservation of Organization.     . . . . . . . . . . . . . . . . . . . . .  47
          5.20.     No Default.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
          5.21.     Contracts and Commitments.    . . . . . . . . . . . . . . . . . . . . . . .  48
          5.22.     Sale of Capital Assets.     . . . . . . . . . . . . . . . . . . . . . . . .  48
          5.23.     Compliance with Laws.     . . . . . . . . . . . . . . . . . . . . . . . . .  48
          5.24.     Consents of Third Parties.    . . . . . . . . . . . . . . . . . . . . . . .  48
          5.25.     Satisfaction of Conditions Precedent.     . . . . . . . . . . . . . . . . .  49
          5.26.     Stockholder Meeting and Proxy Statement of Parent.    . . . . . . . . . . .  49
          5.27.     Listing of Shares.    . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
          5.28.     No Dividends, Issuances, Repurchases, etc.    . . . . . . . . . . . . . . .  51
          5.29.     Advice of Change.     . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
          5.30.     Completion for Due Diligence.     . . . . . . . . . . . . . . . . . . . . .  51
          5.31.     Rule 144 and Form S-3.    . . . . . . . . . . . . . . . . . . . . . . . . .  51
          5.32.     Board of Directors.     . . . . . . . . . . . . . . . . . . . . . . . . . .  52

6.     Conditions Precedent to Parent's and Acquirer's Obligations.   . . . . . . . . . . . . .  52
          6.1.      Accuracy of Representations and Warranties by
                    Target.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
          6.2.      Compliance by Target.     . . . . . . . . . . . . . . . . . . . . . . . . .  52
          6.3.      Approval by Stockholders; Delivery of Agreements of
                    Merger.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
          6.4.      Authorization of Issuance of Parent Common Stock.   . . . . . . . . . . . .  53
          6.5.      No Restraining Order.     . . . . . . . . . . . . . . . . . . . . . . . . .  53
          6.6.      No Material Change.     . . . . . . . . . . . . . . . . . . . . . . . . . .  53
          6.7.      Officers' Closing Certificate.    . . . . . . . . . . . . . . . . . . . . .  53
          6.8.      Other  Agreements.    . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
          6.9.      Resignations of Directors and Officers.     . . . . . . . . . . . . . . . .  53
          6.10.     Opinion of Target's Counsel.    . . . . . . . . . . . . . . . . . . . . . .  53
          6.11.     Exercise and Exchange of Stock Options; Conversion of
                    Convertible Promissory Notes.     . . . . . . . . . . . . . . . . . . . . .  54
          6.12.     Escrow Agreement.     . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
          6.13.     Target Stockholder Certificate.     . . . . . . . . . . . . . . . . . . . .  55
          6.14.     Proceedings and Documents Satisfactory.     . . . . . . . . . . . . . . . .  55

7.     Conditions Precedent to Target's Obligations.    . . . . . . . . . . . . . . . . . . . .  55
          7.1.      Accuracy of Representations and Warranties by
                    Parent and Acquirer.    . . . . . . . . . . . . . . . . . . . . . . . . . .  55
          7.2.      Compliance by Parent and Acquirer.    . . . . . . . . . . . . . . . . . . .  55
          7.3.      Approval by Stockholders; Delivery of Agreement
                    of Merger.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
          7.4.      No Restraining Order.     . . . . . . . . . . . . . . . . . . . . . . . . .  55
          7.5.      Authorization of Issuance of Parent Common Stock.   . . . . . . . . . . . .  56


          7.6.      No Material Change.     . . . . . . . . . . . . . . . . . . . . . . . . . .  56
          7.7.      Officers' Certificate.    . . . . . . . . . . . . . . . . . . . . . . . . .  56
          7.8.      Other Documents.    . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
          7.9.      Opinion of Parent's Counsel.    . . . . . . . . . . . . . . . . . . . . . .  56
          7.10.     Escrow Agreement.     . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
          7.11.     Proceedings and Documents Satisfactory.     . . . . . . . . . . . . . . . .  58

8.     Confidential Information; no Publicity.    . . . . . . . . . . . . . . . . . . . . . . .  58

9.     Securities Laws Matters.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
          9.1.      Compliance with Section 4(2) and/or Regulation D
                    and State Securities Laws.    . . . . . . . . . . . . . . . . . . . . . . .  59
          9.2.      Restrictions on Transfer.     . . . . . . . . . . . . . . . . . . . . . . .  59
          9.3.      Rule 144 Information.     . . . . . . . . . . . . . . . . . . . . . . . . .  60

10.    Registration Rights.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
          10.1.     Definitions.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
          10.2.     Demand Registration.    . . . . . . . . . . . . . . . . . . . . . . . . . .  61
          10.3.     Piggyback Registration.     . . . . . . . . . . . . . . . . . . . . . . . .  65
          10.4.     Further Obligations of Parent.    . . . . . . . . . . . . . . . . . . . . .  67
          10.5.     Holdback Agreement.     . . . . . . . . . . . . . . . . . . . . . . . . . .  68
          10.6.     Expenses; Limitations on Registration.    . . . . . . . . . . . . . . . . .  68
          10.7.     Indemnification and Contribution.     . . . . . . . . . . . . . . . . . . .  69
          10.8.     Benefits; Assignment.     . . . . . . . . . . . . . . . . . . . . . . . . .  72
          10.9.     Termination of Registration Rights.     . . . . . . . . . . . . . . . . . .  73

11.    Survival and Materiality of Representations.   . . . . . . . . . . . . . . . . . . . . .  73

12.    Tax Consequences to the Parties.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  73

13.    Termination: Liabilities Consequent Thereon.   . . . . . . . . . . . . . . . . . . . . .  73

14.    Indemnification.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
          14.1.     By Target's Stockholders.     . . . . . . . . . . . . . . . . . . . . . . .  74
          14.2.     Method of Asserting Claims.     . . . . . . . . . . . . . . . . . . . . . .  75
          14.3.     Limitations.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
          14.4.     Appointment of Representatives.     . . . . . . . . . . . . . . . . . . . .  77

15.    Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79

16.    Certain Definitions.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80

17.    Miscellaneous Provisions.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
          17.1.     Amendments.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
          17.2.     Notices and Representatives.    . . . . . . . . . . . . . . . . . . . . . .  81


                                      -v-

          17.3.     Assignment and Benefits of Agreement.     . . . . . . . . . . . . . . . . .  82
          17.4.     Governing Law.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
          17.5.     Submission to Jurisdiction; Waivers.    . . . . . . . . . . . . . . . . . .  83
          17.6.     Counterparts.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
          17.7.     Section Headings.     . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
          17.8.     Public Statements or Releases.    . . . . . . . . . . . . . . . . . . . . .  84

SCHEDULES:

         Target

          3.5       Capitalization
          3.7       Financial Statements
          3.8       Absence of Certain Changes
          3.9       Title to Property, Leases, etc.
          3.10      Indebtedness
          3.12      Taxes
           (a)        Elections
           (g)        Extensions for Filing Tax Returns
           (m)        Withholding Taxes
           (t)        Parachute Payments
          3.15      Labor Relations
          3.16      Contracts
          3.18      Potential Conflicts of Interest
          3.19      Intellectual Property
           (a)        List of Intellectual Property
           (b)        Royalties
           (c)        Ownership
           (d)        Potential Breaches; Pending Claims
          3.22      Bank Account; Signing Authority; Powers of Attorney
          3.23      Governmental Consent, Non-Contravention, etc.
          3.25      Suppliers and Customers
          3.26      Employment of Officers, Employees
          3.29      Compliance with Other Instruments, Laws, etc.

         Parent and/or Acquirer
          4.4       Capitalization
          4.7       Taxes
           (a)        Elections
           (c)        Audit History
           (g)        Extensions for Filing Tax Returns
          4.8       Litigation
          4.11      Brokers
          4.15      Employee Benefit Plans


EXHIBITS:

          A         Target Stockholders
          B         Agreements of Merger
          C         Invention and Non Disclosure Agreements
          D         Non-Competition Agreements
          E         Escrow Agreement
          F         Target Stockholder Representation Certificate
          G         Target Stockholder Transferee Signature Page
          H         Target Representation Certificate
          I         Parent Representation Certificate

                 AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

         AGREEMENT dated as of June 28, 1995, among LUXTEC CORPORATION, a Massachusetts corporation ("Parent"), LUXTEC CD ACQUISITION CO. INC., a Massachusetts corporation ("Acquirer"), CARDIODYNE, INC., a Delaware corporation ("Target"), and the individuals listed as Representatives on the signature page hereto, solely in their capacity as Representatives and not individually ("Representatives").

         WHEREAS, Target has an authorized capital of 5,000,000 shares of common stock, par value $0.01 per share ("Target Common Stock"), of which 4,090,438 shares are issued and outstanding and held of record by the stockholders (the "Target Stockholders") identified in Exhibit A hereto;

         WHEREAS, Acquirer has an authorized capital of 200,000 shares of common stock, par value $0.01 per share ("Acquirer Common Stock"), of which 1,000 shares are issued and outstanding and held by Parent;

         WHEREAS, Parent has an authorized capital of 2,000,000 shares of common stock, par value $.01 per share ("Parent Common Stock"), of which 1,432,565 shares are issued and outstanding and listed on the American Stock Exchange.

         WHEREAS, the Boards of Directors of each of Parent, Acquirer, and Target believe that the merger of Target into Acquirer (the "Merger") would be advantageous and beneficial to their respective corporations and stockholders;

         WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 (a) (2) (D) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree that Target shall be merged into Acquirer upon the terms and subject to the conditions set forth in this Agreement.

         1.      THE MERGER.

                 1.1. CLOSING AND EFFECTIVE DATE OF MERGER. Subject to the closing conditions in Sections 6 and 7, at a closing to be held at the offices of Bingham, Dana & Gould, on such date prior to the termination date referred to in Section 12 as may be agreed to by the parties (the "Closing Date"), Target, Acquirer, and Parent shall cause to be definitively executed and delivered to one another the Agreements of Merger substantially in the forms attached hereto as Exhibit B (the "Agreements of Merger") and Parent shall cause such documents to be filed with the Secretary of State of each of Massachusetts and Delaware, respectively, in order to cause the merger contemplated by this Agreement to become effective under the laws of the State of Delaware and the Commonwealth of Massachusetts. The Merger shall become effective on the date and at the time of the filing of the Agreements of Merger with the Secretary of State of each of Massachusetts and Delaware (the " Effective Date"). References herein to the "Surviving Corporation" shall mean Acquirer on and after the Effective Date.

                 1.2. TERMS AND CONDITIONS OF MERGER. Upon the Effective Date, pursuant to the Agreement of Merger and this Agreement,

                          (a) Target shall be merged with and into Acquirer and
                 the separate existence of Target shall cease;

                          (b) Acquirer shall continue as the Surviving
                 Corporation organized under the laws of the Commonwealth of Massachusetts, the authorized capital stock of which shall be 200,000 shares of common stock, par value $0.01 per share;

                          (c) the Articles of Organization of the Surviving
                 Corporation shall be the Articles of Organization of Acquirer in effect immediately prior to the Effective Date, except that
                 Article 1 thereof shall be changed to state that the name of the Surviving Corporation shall be: CardioDyne, Inc.;

                          (d) all of the issued and outstanding shares of the
                 capital stock of Target shall be deemed cancelled, without further act by any person, and shall not represent any share of the capital stock of the Surviving Corporation, all of such shares of Target Common Stock being automatically converted (subject to statutory dissenters' rights of appraisal) into rights to receive shares of Parent Common Stock, as provided in
                 Section 2.1, and the earn-out payments and purchase price adjustment as specified in Section 2.2 and Section 2.3, respectively, with the certificates representing such shares of Target Common Stock thereupon representing such rights to receive such shares of Parent Common Stock, earn-out payments, and purchase price adjustments (subject to statutory dissenters' rights of appraisal);

                          (e) each issued and outstanding share of the capital
                 stock of Acquirer shall remain outstanding as common stock of the Surviving Corporation, all of which shall be owned by Parent;

                          (f) the By-Laws of the Surviving Corporation shall be the By-Laws of Acquirer in effect immediately prior to the Effective Date;

                          (g) all of the estate, properties, rights, privileges,
                 powers and franchises of Target and Acquirer and all of their property, real, personal and mixed, and all debts due on whatever account to either of Target or Acquirer shall vest in the Surviving Corporation, without further act or deed;

                          (h) the Surviving Corporation shall be responsible for
                 all of the liabilities and obligations of each of Target and Acquirer and the liabilities of Target and Acquirer shall not be affected nor shall the rights of creditors thereof or of any persons dealing with Target or Acquirer be impaired; and

                          (i) the directors and officers of the Surviving Corporation shall be those specified in the Agreements of Merger.

         2.      CONVERSION OF SHARES, PAYMENTS, ETC.

                 2.1. CONVERSION OF SHARES. As provided in Section
         1.2(d), upon the Effective Date, the issued and outstanding shares of Target Common Stock shall be automatically converted into rights to acquire shares of Parent Common Stock in accordance with the following provisions of this Section 2.1, and the earn-out payments and purchase price adjustments specified in Section 2.2 and Section 2.3:

                          (a) Conversion; Exchange Rate. Each share of
                 Target Common Stock which is issued and outstanding at the Effective Date shall, at the Effective Date, be converted (subject to statutory dissenters' rights of appraisal) into such fraction of a share of Parent Common Stock as equals one million (1,000,000) divided by the total number of shares of Target Common Stock issued and outstanding on the Effective Date (and without regard to the exercise by any Target Stockholder of statutory dissenters' rights) (the
                 "Exchange Rate"), it being hereby expressly acknowledged and agreed that irrespective of the number of shares of capital stock of Target issued and outstanding at the Effective Date and the number of any outstanding options, warrants or other rights to purchase shares of the capital stock of Target at the Effective Date and of the number of any outstanding securities exchangeable for or convertible into shares of the capital stock of Target at the Effective Date, Parent shall be obligated to issue no more than an aggregate of one million (1,000,000) shares of Parent Common Stock (such number of shares being subject to reduction to account for the exercise by any Target Stockholder of statutory dissenters' rights of appraisal), in connection with the Merger of

                 Acquirer and Target, except to the extent required pursuant to the provisions of Sections 2.2 and 2.3 hereof.

                          (b) Procedures. Each of the former Target Stockholders shall, from and after the Effective Date and upon surrender to First National Bank of Boston (the "Paying and Exchange Agent") at its main office located in Boston, Massachusetts of the certificate or certificates formerly representing all of the shares of Target Common Stock held by the former Target Stockholder, receive in exchange therefor a certificate representing the number of shares of Parent Common Stock determined by multiplying the number of shares of Target Common Stock held by the former Target Stockholder on the Effective Date by the Exchange Rate. The aggregate amount of such shares of Parent Common Stock exchanged pursuant to this
                 Section 2.1(b), shall hereinafter be referred to as the "Exchanged Shares." Parent and the Paying and Exchange Agent shall enter into an agreement, reasonably satisfactory to Target, carrying out the provisions of this Section 2.1(b) and containing such other terms as may be mutually agreed upon. All certificates representing the Exchanged Shares shall bear the legend referred to in Section 9.2(f) and shall be delivered by Parent to the Paying and Exchange Agent at the Effective Date.

                          (c) Fractional Shares. No fractional shares
                 of, and no scrip or fractional share certificates for, Parent Common Stock will be issued or delivered pursuant to this Agreement, and no right to vote or receive any dividend or other distribution or any other right of a stockholder shall attach to any fractional interest in Parent Common Stock to which any former Target Stockholder would otherwise be entitled. In lieu thereof, there shall be paid to each former Target Stockholder who would otherwise have been entitled to a fractional share of Parent Common Stock pursuant to Section 2.1(b), a cash payment in respect of such fractional interest determined by valuing Parent Common Stock at its unweighted average closing price on the AMEX for the 20 trading days ending five trading days before the Effective Date.

                          (d) Rights After Effective Date and Until
                 Surrender, etc. No former Target Stockholder shall be entitled to exercise any rights with respect to Target after the Effective Date (except prosecution of statutory dissenters' rights of appraisal). Each former Target Stockholder entitled to receive Exchanged Shares hereunder shall be entitled to receive dividends and other distributions on or in respect of each Exchanged Share to which he or she is entitled, from and after the Effective Date, and to vote such shares, but will not be entitled to receive the certificate therefor until the surrender and exchange provided for in Section 2.1 (b) is completed.

                          (e) Escrow. Notwithstanding the exchange
                 procedures contained in Section 2.1(b) hereof, and the rights of Target Stockholders with respect to the Exchanged Shares set forth in Section 2.1(d) hereof, an aggregate of fifteen percent (15%) of the Exchanged Shares (i.e., a maximum of one hundred fifty thousand (150,000) Exchanged Shares) (the "Escrowed Shares") shall be withheld from the one million (1,000,000) Exchanged Shares (each of such numbers of shares being subject to reduction to account for the exercise by any Target Stockholder of statutory dissenters' rights of appraisal) that would otherwise be issued and delivered to the former Target Stockholders in accordance with
                 Section 2.1(b) hereof, and shall be instead delivered to and held by the Escrow Agent in accordance with Section 14 hereof and the Escrow Agreement. The number of shares to be withheld from each of the former Target Stockholders shall equal fifteen percent (15%) of the total number of Exchanged Shares to be received by such former Target Stockholder for his shares of Target Common Stock in the Merger.

                          (f) Exercise or Exchange of Options and Conversion
                 of Notes. On or before the Effective Date, all outstanding stock options, warrants and other rights to purchase Target Common Stock shall be exercised or exchanged as provided in
                 Section 6.11 hereof, and all outstanding Convertible Promissory Notes of Target and other securities exchangeable for or convertible into Target Common Stock shall be exchanged and/or converted into Target Common Stock. For all purposes of this Agreement, the shares of Target Common Stock issued upon exercise or in exchange for such outstanding stock options, warrants and other rights or upon conversion of such Convertible Promissory Notes and other securities exchangeable for or convertible into Target Common Stock shall be deemed to be shares of Target Common Stock for purposes of this Agreement and the recipients thereof shall be deemed to be Target Stockholders and such shares shall be included in the computation of the Exchange Rate pursuant to Section 2.1(a) hereof.

                 2.2. ADDITIONAL CONSIDERATION. In addition to the consideration provided for in Section 2.1 hereof, the Target Stockholders shall be entitled to receive the earn-out payments provided for in this Section 2.2:

                          (a)     Certain Definitions.  For purposes of this
                          Section 2.2:

                                  (i) The term "Realized CNIMT Net Sales" shall
                          mean, with respect to any fiscal year of Parent, the amount actually realized by Parent and/or any of its affiliates attributable to the sale of CNIMT Products (as hereinafter defined) (as distinct from the sale, in whole or in part, of the technology underlying the CNIMT Products pursuant to Section 2.2(h) hereof) during such fiscal year, less (a) refunds, replacements or credits allowed for the return of CNIMT Products or as reimbursement for damaged CNIMT Products, (b) freight, postage, insurance and other shipping charges for CNIMT Products, and (c) sales and use taxes, customs and other governmental taxes or charges (other than taxes based on the income of Parent), imposed on or at the time of production, importation, use or sale of CNIMT Products, including VAT taxes. Notwithstanding the foregoing, Realized CNIMT Net Sales with respect to any particular transaction or transactions shall not include (i) the amount paid with respect to the sale of other Parent products, apparatus or systems which do not themselves constitute CNIMT Products or which are not CNIMT Products but have been retrofitted or modified by Parent so as to constitute CNIMT Products (in such event, however, the amount paid for such retrofitting or modification shall be included in the calculation of Realized CNIMT Net Sales), or (ii) any and all amounts realized by Parent pursuant to Section 2.2(g) and/or Section 2.2(h) hereof.

                                  (ii) The term "CNIMT Products" shall mean any
                          and all products of Parent, from time to time, which continuously or nearly continuously measure a parameter which is correlated to blood pressure and which use this monitored information to update the blood pressure values frequently; provided, however, that a product shall not be disqualified from constituting a CNIMT Product merely because under certain conditions, such as due to noise or poor perfusion, a continuously or nearly continuously measured parameter becomes unreliable and during such conditions the product utilizes an intermittent method of blood pressure measurement.

                          (b) Earn-Out Payments. From and after the date of
                 Parent's first commercial sale of CNIMT Products (the "Sale Date"), and for a period up to and including the seventeenth
                 (17th) anniversary of the Sale Date and no longer, Parent shall pay to the Target Stockholders annual earn-out payments equal to five percent (5%) of the Realized CNIMT Net Sales ("Earn-Out Payments"), subject to the provisions of Section 2.2(g) and
                 Section 2.2(h) hereof.

                          (c) Form and Allocation of Earn-Out Payments. Earn-Out
                 Payments, if any, shall be paid to the Target Stockholders on a pro rata basis in accordance with each Target Stockholder's ownership of Target Common Stock as of the Effective Date. Earn-Out Payments shall be paid, without withholding for taxes or for any other reason or claim, (i) fifty percent (50%) in cash and (ii) fifty percent (50%) in shares of Parent Common Stock with such shares of Parent Common Stock to be valued at the unweighted average of the closing prices of such shares on the American Stock Exchange, or on such other national securities exchange or automated quotation system, if any, on which the Parent Common Stock is then listed or traded ("AMEX"), during the twenty (20) trading days ending five (5) trading days before the date of issuance of such shares.

                          (d) Timing and Distribution of Earn-Out Payments. Within 90 days after the end of each fiscal year ending after the Effective Date, Parent shall cause to be prepared a statement, audited by its independent public accountants, showing in reasonable detail the calculation of the Earn-Out Payments for such fiscal year, including without limitation the calculation of Realized CNIMT Net Sales for such fiscal year (the "Audit Report"). On or before the ninetieth (90th) day after the end of each fiscal year ending after the Effective Date, Parent shall mail to each Target Stockholder, at his or her address last provided by or with respect to such Target Stockholder, (i) a copy of the Audit Report, (ii) a check payable to such Target Stockholder for the portion of such Earn-Out Payment being made in cash and (iii) a stock certificate representing the shares of Parent Common Stock being issued to such Target Stockholder as part of such Earn-Out Payment. All such stock certificates representing Parent Common Stock shall bear the legend set forth in Section 9.2(f) of this Agreement. In addition, Parent shall provide copies of all CNIMT License Agreements and CNIMT Purchase Agreements (as hereinafter defined) to the Representatives promptly after execution.

                          (e) Books and Records. Parent shall maintain all books
                 and records necessary for the determination of Earn-Out Payments and for the completion of the Audit Reports described above. The Representatives shall have the right, on behalf of all Target Stockholders, not more often than once annually, to retain a "Big Six" accounting firm to audit the books and records of Parent solely for the purpose of determining the accuracy of Earn-Out Payments. The expense of any such audit shall be borne by the Target Stockholders, pro rata, except that such expense shall be borne by Parent if any such audit discloses an underpayment in excess of five percent (5%) of the

                 Earn-Out Payments due for such fiscal year. Any underpayment of Earn-Out Payments shall be paid promptly by Parent, together with interest at the "prime" rate in effect from time to time during the period from the date such Earn-Out Payments were due until the date on which any such underpayment is paid. All information learned in the course of any such audit shall be held in confidence by the Representatives, the Target Stockholders and their accounting firm, except as necessary to enforce the provisions of this Agreement.

                          (f) Certain Covenants. Parent acknowledges that the
                 provisions of this Section 2.2 constitute a material inducement for Target and the Target Stockholders to enter into and approve this Agreement. Parent represents that it intends eventually to complete the development of CNIMT Products and to market and sell CNIMT Products, although no representation is or can be made that Parent will be successful in doing so. Target acknowledges and agrees that from and after Effective Date, Parent shall have the right to make all business decisions affecting its business, operations and products in accordance with Parent's business judgment. Subject to the foregoing, and to Parent's ultimate determination, if applicable, that the CNIMT Products are not susceptible to development, marketing or selling, Parent covenants and agrees, for the benefit of the Target Stockholders, to use commercially reasonable efforts from and after the Effective Date to complete the development of CNIMT Products and to market and sell CNIMT Products to the extent consistent with its business judgment regarding the operation of Parent's overall business.

                          (g) License of CNIMT Products. Notwithstanding
                 anything in this Section 2.2 to the contrary, if Parent licenses the right to develop, manufacture or distribute the CNIMT Products to a non-affiliate third party (the "Licensee") pursuant to a license agreement (a "CNIMT License Agreement"), then in addition to the Earn-Out Payments provided in Section 2.2(b) hereof, Parent shall pay to the Target Stockholders an aggregate amount (the "Royalty Payments") equal to twenty-five percent (25%) of all License Revenue. For purposes hereof, "License Revenue" shall mean any and all royalties, licensing fees and/or other consideration or fees actually received by Parent from the Licensee pursuant to such CNIMT License Agreement (but excluding any amounts paid by any such Licensee for the purpose of funding research and development costs relating to the CNIMT Products licensed pursuant to a CNIMT License Agreement). Such Royalty Payments by Parent to the Target Stockholders shall be allocated among the Target Stockholders such that the form, allocation, timing, distribution, and administration of the Royalty Payments shall be subject to and in accordance with the provisions of Section Section 2.2(c), (d) and (e) hereof, mutatis mutandis. Under no circumstances shall the License Revenue be included in or considered a part of Realized CNIMT Net Sales.

                          (h) Sale of CNIMT Products. Notwithstanding anything
                 in this Section 2.2 to the contrary, if Parent sells, assigns or otherwise transfers, in whole or in part, the technology underlying the CNIMT Products, as distinct from the sale of CNIMT Products pursuant to Section 2.2(b) hereof and as distinct from the grant of licenses pursuant to Section 2.2(g) hereof, to a non-affiliate third party (the "Purchaser") pursuant to a purchase agreement relating to such technology or pursuant to a sale of all or substantially all of the assets of Parent, a merger whereby Parent is not the surviving entity, or otherwise (a "CNIMT Purchase Agreement"), then the rights of the Purchaser and the Target Stockholders with respect to the CNIMT Products shall either (i) continue as provided pursuant to this Section 2.2, or (ii) be renegotiated and be subject to such other terms and provisions as shall be mutually agreed upon by the Representatives and the Purchaser pursuant to the CNIMT Purchase Agreement.

                          (i) Appointment of Representatives. The adoption of
                 this Agreement and the approval of the Merger by the Target Stockholders shall constitute the appointment of the Representatives (as defined herein) by the Target Stockholders to represent the Target Stockholders with full authority in any and all matters affecting, relating to or otherwise concerning the CNIMT Products, including, but not limited to, the Earn-Out Payments and the sale, transfer or assignment of the CNIMT Products pursuant to Section 2.2(h) hereof. The foregoing appointment of the Representatives shall be subject to the provisions of Section 14.4, mutatis mutandis. All decisions and actions by the Representatives in accordance with this appointment shall be binding upon all Target Stockholders and no Target Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

                 2.3. PURCHASE PRICE ADJUSTMENT. In the event that the average of the closing prices of Parent Common Stock on the AMEX during the twenty (20) trading days ending five (5) trading days before the Closing Date (the "Closing Price") shall be less than $3.25 per share, then Parent shall be obligated to pay to the Target Stockholders, pro rata, additional consideration in an aggregate amount (the "Adjustment Amount") equal to the actual number of Exchanged Shares issued pursuant to Section 2.1(b) hereof up to one million (1,000,000) (such number of shares being subject to reduction to account for the exercise by any Target Stockholder of statutory dissenters' rights of appraisal) multiplied by the excess of (i) $3.25 over (ii) the Closing Price. The Adjustment Amount shall be paid to the Target Stockholders, pro rata, and shall be made in annual installments commencing at the later of (a) forty-five (45) days after the end of the fiscal year of Parent in which Parent first has positive cash flow, or (b) the date which is eighteen (18) months after the Closing Date, in annual installments equal to two percent (2%) of Realized Net Sales of all Parent products, and shall be paid by Parent fifty percent (50%) in cash and fifty percent (50%) in Parent Common Stock, such Parent Common Stock valued at the unweighted average of the closing prices thereof on the AMEX for the twenty (20) trading days ending five (5) trading days preceding the date of issuance thereof in respect of an Adjustment Amount installment payment; provided however, that any and all such payments of the Adjustment Amount shall be suspended and not paid in any fiscal year in which Parent has negative cash flow, and shall remain suspended until the next fiscal year of Parent in which Parent shall have positive cash flow, at which time such payments shall resume. Notwithstanding the foregoing, Parent shall have no obligation to make any payments with respect to the Adjustment Amount as otherwise required hereby in the event that the unweighted average of the closing prices of Parent Common Stock on the AMEX for any twenty (20) consecutive trading days during the eighteen (18) month period immediately following the Closing Date shall equal or exceed $4.00 per share. As used herein, the term "Realized Net Sales" shall mean with respect to any fiscal year of Parent, the actual amount realized by Parent attributable to the sale of Parent products during such fiscal year, less refunds, replacements or credits allowed to purchasers for return of Parent products or as reimbursement for damaged Parent products, freight, postage, insurance, and other shipping charges, sales and use taxes, customs, and any other governmental tax or charge (except for income taxes of Parent) imposed on or at the time of production, importation, use or sale of Parent products, including VAT taxes.

         3. REPRESENTATIONS AND WARRANTIES OF TARGET. Target hereby represents and warrants to Parent and Acquirer as follows. For purposes of this Agreement, the term "Knowledge" in relation to Target means the knowledge or conscious awareness, after reasonable inquiry, of Paul Epstein or Patrick G. Phillipps.

                 3.1. INCORPORATION; AUTHORITY. Target is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted. Target has made available to Parent complete and correct copies of its Certificate of Incorporation and By-Laws and all amendments thereto.

                 3.2. CORPORATE POWER, BINDING EFFECT. Target has all requisite corporate power and authority to enter into this Agreement and the Agreements of Merger, and to perform all of its agreements and obligations under this Agreement and the Agreements of Merger in accordance with their terms. This Agreement has been duly authorized by Target's Board of Directors, has been duly executed and delivered by Target and constitutes the legal, valid and binding obligation of Target, enforceable against Target in accordance with its terms, subject only, in respect of the consummation of the Merger, to approval by Target Stockholders holding a majority of the shares of Target Common Stock, and except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which a proceeding therefor may be brought (collectively, the "Enforcement Exceptions"). Upon execution and delivery by Target of the Agreements of Merger on the Closing Date, the Agreements of Merger will have been duly authorized, executed and delivered by, and constitute the legal, valid and binding obligations of, Target. Neither the execution, delivery or performance by Target of this Agreement nor of the Agreements of Merger in accordance with their respective terms will result in any violation of or default or creation of any lien under, or the acceleration or vesting or modification of any right or obligation under, or in any conflict with, Target's Certificate of Incorporation or by-laws or of any agreement, instrument, judgment, decree, order, statute, rule or regulation binding on or applicable to Target, except where any of the foregoing would not have a material adverse effect on the business, assets or financial condition of Target.

                 3.3. SUBSIDIARIES. Target does not have any subsidiaries and does not own or hold of record and/or beneficially any shares of any class in the capital of any corporation. Target does not own any legal and/or beneficial interests in any partnerships, business trusts or joint ventures or in any other unincorporated business enterprise.

                 3.4. QUALIFICATION. Target is duly qualified and in good standing as a foreign corporation in Massachusetts which is the only jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted by it makes such qualification necessary.

                 3.5. CAPITALIZATION. The authorized capital of Target consists of 5,000,000 shares of Target Common Stock, 4,090,438 shares of which are issued and outstanding on the date hereof. All such outstanding shares of Target Common Stock are owned of record by the Target Stockholders as set forth on Exhibit A hereto and are validly issued, fully paid and non-assessable. Except as set forth in Schedule 3.5, Target is neither a party to nor is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for Target to issue, deliver or sell, or cause to be issued, delivered or sold any shares of Target Common Stock or any other equity security of Target or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any shares of Target Common Stock or any other equity security of Target or obligating Target to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments or agreements. As of the date hereof there are no outstanding contractual obligations of the Target to repurchase, redeem or otherwise acquire any shares of capital stock of the Target.

                 3.6. LAWFUL ISSUANCE. All of the outstanding shares of Target Common Stock were issued pursuant to exemptions from registration under the Securities Act and applicable state securities laws, and all rules and regulations thereunder. There exists no valid right to rescind any purchase thereof from or issuance thereof by Target. No class of securities of Target is required to be registered under any provision of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 3.7. FINANCIAL STATEMENTS. Attached as Schedule 3.7 hereto, are copies of (i) the audited balance sheets of Target as of December 31 in each of the years 1992, 1993 and 1994, inclusive (such balance sheet as of December 31, 1994, being herein referred to as the "Audited Balance Sheet"), and the related statements of income and stockholders' equity and changes in financial position of Target for the fiscal years ended on such dates accompanied by a report and opinion thereon of Arthur Anderson LLP., and (ii) the unaudited balance sheet of Target for the quarter ended March 31, 1995, and related statement of operations for such quarter. Additionally, Target hereby agrees to provide Parent with unaudited monthly updates of its balance sheet and related statements of operations after March 31, 1995, and up to and including the date of execution and delivery of this Agreement and thereafter up to and including the Closing Date, certified by the chief financial officer of Target. The Audited Balance Sheet and each other such balance sheet fairly presents the financial condition of Target as of its date; and each of such statements of income and stockholders' equity and changes in financial position and statements of operations fairly presents the results of operations, stockholders' equity and changes in financial position of Target for the period covered thereby.

                 3.8. ABSENCE OF CERTAIN CHANGES. Except as set forth on
         Schedule 3.8, since the date of the Audited Balance Sheet, there has not been: (i) any change in the assets, liabilities, income or business of Target or in its relationships with suppliers other than changes which were both in the ordinary course of business and have not had a material adverse effect on the business, assets or financial condition of Target; (ii) any acquisition or disposition by Target of any material amount of assets or properties other than in the ordinary course of business; (iii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting, either in any case or in the aggregate, the property or business of Target; (iv) any declaration, setting aside or payment of any dividend or any other distributions in respect of any class of the capital stock of Target; (v) any issuance of any shares of any class of the capital stock of Target or any direct or indirect redemption, purchase or other acquisition of any shares of any class of the capital stock of Target; (vi) any increase in the compensation, pension or other benefits payable or to become payable by Target to any of its officers or employees, or any bonus payments or arrangements made to or with any of them; (vii) any forgiveness or cancellation of any debt or claim by Target or any waiver of any right of material value other than compromises of accounts receivable in the ordinary course of business;
         (viii) any entry by Target into any transaction other than in the ordinary course of business; (ix) any incurrence by Target of any material obligations or liabilities, whether absolute, accrued, contingent or otherwise (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others), other than obligations and liabilities incurred in the ordinary course of business; (x) any mortgage, pledge, lien, lease, security interest or other charge or encumbrance on any of the assets, tangible or intangible, of Target, other than those arising by operation of law which do not materially impair the operation of Target's business; (xi) any change in accounting principles, practices or methods used by Target; or (xii) any discharge or satisfaction by Target of any lien or encumbrance or payment by Target of any obligation or liability (fixed or contingent) other than (A) current liabilities included in the Audited Balance Sheet and (B) current liabilities incurred since the date of the Audited Balance Sheet in the ordinary course of business.

              3.9. TITLE TO PROPERTY, LEASES, ETC. Except as set forth in
         Schedule 3.9, Target has good and marketable title to all of its properties and assets, including, without limitation, all those reflected in the Audited Balance Sheet (except for properties or assets sold or otherwise disposed of in the ordinary course of business since the date of the Audited Balance Sheet), all free and clear of all liens, pledges, charges, security interests, mortgages, encumbrances or title retention agreements of any kind or nature, except where the failure to have such good and marketable title would not have a material adverse effect on the business, assets or financial condition of Target. All such properties and assets are in good condition and repair and are adequate to carry on the business of Target as presently conducted. Target has no capital assets or real properties having a book or fair market value in excess of $10,000. Target is not a party to any leases of real property or any other leases

                 3.10. INDEBTEDNESS. Except for Indebtedness (as defined in
         Section 16) reflected or reserved against in the Audited Balance Sheet and Indebtedness incurred in the ordinary course of business after the date of the Audited Balance Sheet, Target has no material Indebtedness outstanding at the date hereof. Target is not in default with respect to any outstanding Indebtedness or any instrument relating thereto and no such Indebtedness or any instrument or agreement relating thereto purports to limit the issuance of any securities by Target or the operation of the business of Target. Complete and correct copies of all instruments (including all amendments, supplements, waivers and consents) relating to any Indebtedness of Target have been made available to Parent.

                 3.11. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Audited Balance Sheet or incurred in the ordinary course of business after the date of the Audited Balance Sheet or described in any Schedule hereto, Target has no liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others) and whether due or to become due, including, without limitation, any liabilities for taxes due or to become due, which would have a material adverse effect on the business, assets, or financial condition of Target, taken as a whole, or would be required by generally accepted accounting principles to be reflected on a balance sheet of Target.

                 3.12.    TAXES.

                          (a) Elections. All material elections with respect
                 to Taxes (including without limitation any elections under Sections 108(b)(5), 338(g), 565, 936(a), or 936(e) of the
                 Code or Treasury Regulation Sections 1.1502-20(g) or 1.1502-32(f)(2)) made by the Target and in effect as of the date hereof are set forth in Schedule 3.12(a) hereto.

                          (b) Filing of Tax Returns and Payment of Taxes. The
                 Target has timely filed all Tax Returns required to be filed by it, each such Tax Return has been prepared in compliance with all applicable laws and regulations, and all such Tax Returns are true and accurate in all respects. All Taxes due and payable by the Target have been paid, and the Target shall not be liable for any additional Taxes in respect of any taxable period ending on or before the Closing Date in any material amount that exceeds the corresponding reserve therefor, if any, reflected in the accounting records of the Target as of the Closing Date. The Target has delivered to Parent correct and complete copies of all Tax Returns filed by or on behalf of Target with respect to taxable periods ended on or after December 31, 1991.

                          (c) Audit History. No Tax Returns of Target have been audited.

                          (d) Deficiencies. No deficiency or proposed adjustment
                 in respect of Taxes that has not been settled or otherwise resolved has been asserted or assessed by any taxing authority against the Target.

                          (e) Liens. There are no Liens for Taxes (other than current Taxes not yet due and payable) on the assets of Target.

                          (f) Extensions to Statute of Limitations for Assessment of Taxes. Target has not consented to extend the time in which any Tax may be assessed or collected by any taxing authority.

                          (g) Extensions of the Time for Filing Tax Returns.
                 Except as described in Schedule 3.12(g), Target has not requested or been granted an extension of the time for filing any Tax Return to a date on or after the Closing Date.

                          (h) Pending Proceedings. There is no action, suit,
                 taxing authority proceeding, or audit with respect to any Tax now in progress, pending, or to the Knowledge of Target, threatened, against or with respect to Target.

                          (i) No Failures to File Tax Returns. No claim has ever
                 been asserted against Target by a taxing authority in a jurisdiction where Target does not pay Tax or file Tax Returns that Target is or may be subject to Taxes assessed by such jurisdiction.

                           (j) Membership in Affiliated Groups, Etc. Target has
                 not been a member of any Affiliated Group, or filed or been included in a combined, consolidated, or unitary Tax Return, other than one of which Target was the parent.

                           (k) Adjustments under Section 481. Target will not be
                 required, as a result of a change in method of accounting for any period ending on or before the Closing Date, to include any adjustment under Section 481(c) of the Code (or any similar or corresponding provision or requirement under any Tax law) in taxable income for any period ending on or after the Closing Date.

                           (l) Tax Sharing, Allocation, or Indemnity Agreements.
                 Target is not a party to or bound by any Tax sharing or allocation agreement or has any contractual obligation to indemnify any other Person with respect to Taxes.

                           (m) Withholding Taxes. Except as described in
                 Schedule 3.12(m), Target has withheld and paid all Taxes required to have been withheld and paid by it in connection with amounts paid or owing to any employee, creditor, independent contractor, or other Person.

                           (n) Foreign Permanent Establishments and Branches.
                 Target has no permanent establishment in any foreign country, as defined in the relevant tax treaty between the United States of America and such foreign country, or otherwise operates or conducts business through any branch in any foreign country.

                           (o) U.S. Real Property Holding Corporation. Target
                 has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2), during the applicable period specified in Code Section 897(c)(1)(A)(ii).

                           (p) Safe Harbor Lease Property. None of the property
                 owned or used by Target is subject to a tax benefit transfer lease executed in accordance with Section 168(f)(8) of the Internal Revenue Code of 1954, as amended by the Economic Recovery Tax Act of 1981.

                          (q) Tax-Exempt Use Property.  None of the property
                 owned by Target is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

                           (r) Security for Tax-Exempt Obligations. None of the
                 assets of Target directly or indirectly secures any indebtedness, the interest on which is tax-exempt under Section 103(a) of the Code, and Target is not directly or indirectly an obligor or a guarantor with respect to any such indebtedness.

                           (s) Section 341(f) Consent.  Target has not filed a
                 consent under Code Section 341(f) concerning collapsible corporations.

                           (t) Parachute Payments. Except as described in
                 Schedule 3.12(t), Target has not made any payments, is not obligated to make any payments, or is not a party to any agreement that under certain circumstances could obligate it to make any payments, that will not be deductible under Code
                 Section 280G.

                 3.13. LITIGATION, ETC. No action, suit, proceeding or investigation (whether conducted by any judicial or regulatory body or other person) is pending or, to the Knowledge of Target, threatened against Target (nor is there any basis therefor to the Knowledge of Target) which questions the validity of this Agreement or any action taken or to be taken pursuant hereto or which might reasonably be expected, either in any case or in the aggregate, to materially adversely affect the business, assets, or financial condition of Target or materially impair the right or the ability of Target to carry on its business substantially as now conducted.

                 3.14. SAFETY, ZONING AND ENVIRONMENTAL MATTERS. Neither the plants, offices or properties in or on which Target carries on its business nor the activities carried on therein are in violation of any zoning, health or safety law or regulation, including, without limitation, the Occupational Safety and Health Act of 1970, as amended, except where a violation would not have a material adverse effect on the business, assets or financial condition of the Target. To Target's Knowledge:

                          (a) Target is not in violation of any judgment,
                 decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the business, assets, or financial condition of Target;

                          (b) Target has not received notice from any third
                 party including without limitation any federal, state or local governmental authority, (i) that Target or any predecessor in interest has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste as defined by 42 U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C.
                 Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) and any toxic substance, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which Target has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that Target conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that Target is or shall be a named party to any claim, action, cause of action, complaint

                 (contingent or otherwise) legal or administrative proceeding arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

                          (c) except where any of the following would not have a
                 material adverse effect on the business, assets, or financial condition of Target, (i) no portion of the property of Target has been used for the handling, manufacturing, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on such properties; (ii) in the course of any activities conducted by Target no Hazardous Substances have been generated or are being used on such properties except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e.
                 any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of Target, which releases would have a material adverse effect on the value of such properties or adjacent properties or the environment; (iv) there have been no releases on, upon, from or into any real property in the vicinity of the real properties of Target which, through soil or groundwater contamination, have come to be located on, and which would have a material adverse effect on the value of, the properties of Target; and
                 (v) in addition, any Hazardous Substances that have been generated on the properties of Target, have been transported in accordance with applicable Environmental Laws; and

                          (d) none of the properties of Target are currently
                 subject to any applicable environmental cleanup responsibility law or environmental restrictive transfer law or regulation by virtue of the transactions set forth herein and contemplated hereby.

                 3.15. LABOR RELATIONS. Except as set forth on Schedule 3.15, Target is, in all material respects, in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours and nondiscrimination in employment, is not engaged in any unfair labor practice and, to Target's Knowledge, there (i) exists no basis for any claims against Target in respect thereof, and (ii) there is no pending or threatened, or any basis for any, worker's compensation claim against Target. There is no charge pending or, to the Knowledge of Target, threatened against Target alleging unlawful discrimination in employment practices before any court or agency and there is no charge of or proceeding with regard to any unfair labor practice against Target pending before the National Labor Relations Board. There is no labor strike, dispute, slow-down or work stoppage pending or to Target's Knowledge threatened against or involving Target. No representation question exists respecting any of the employees of Target. No grievance or arbitration proceeding arising out of or under any collective bargaining agreement is pending against Target and no claim therefor has been asserted. None of the employees of Target is covered by any collective bargaining agreement, and no collective bargaining agreement is currently being negotiated by Target. Target has not experienced any work stoppage or other material labor difficulty during the last five years.

                 3.16. CONTRACTS. Except for contracts, agreements, or other arrangements that have been fully performed and with respect to which Target has no further obligations or liabilities and except as listed in Schedule 3.16, Target is not a party to or otherwise bound by any agreement, instrument, or commitment that is material to its financial condition, operations, business or assets, and Target is not a party to or otherwise bound by any agreement, instrument, or commitment that may affect its ability to consummate the transactions contemplated hereby, including without limitation any:

                          (a) agreement for the purchase, sale, lease, or
                 license by or from it of assets, products, or services requiring total payments by or to it in excess of $1,000 in any instance, or entered into other than in the ordinary course of the operation of its business;

                          (b) agreement requiring it to purchase all or
                 substantially all of its requirements for a particular product or service from a particular supplier or suppliers, or requiring it to supply all of a particular customer's or customers' requirements for a certain product or service;

                          (c) agreement or other commitment pursuant to which it
                 has agreed to indemnify or hold harmless any other Person, including without limitation for any liabilities, penalties, losses, damages, or costs, or expenses related thereto, arising out of or in connection with any presence, use, generation, treatment, storage, transportation, recycling, disposal, or release of any Hazardous Substances;

                          (d) (i) employment agreement, (ii) consulting
                 agreement, or (iii) agreement providing for severance payments or other additional rights or benefits (whether or not optional) in the event of the sale or other change in control of it;

                          (e) agreement with any current or former affiliate,
                 stockholder, officer or director of it or with any Person in which, to Target's Knowledge, any such affiliate of it has an interest;

                          (f)     joint venture or teaming agreement;

                          (g) agreement with any domestic or foreign government
                 or agency or executive office thereof or any subcontract between it and any third party relating to a contract between such third party and any domestic or foreign government or agency or executive office thereof; or

                          (h) agreement imposing non-competition or exclusive dealing obligations on it.

                 Target has delivered or made available to Parent correct and complete copies (or written summaries of the material terms of oral agreements or understandings) of each agreement, instrument, and commitment listed in Schedule 3.16 hereto, each as amended to date. Each such agreement, instrument, and commitment is a valid, binding and enforceable obligation of Target, and, to the Knowledge of Target, of the other party or parties thereto, subject as to enforcement to the Enforcement Exceptions, and is in full force and effect. Neither Target nor, to its Knowledge, any other party thereto, is in breach of or noncompliance with any term of any such agreement, instrument, or commitment (nor to the Knowledge of Target is there any reasonable basis for any of the foregoing), except where any such breach or non-compliance would not have a material adverse effect on the business, assets, or financial condition of the Target. No claim, change order, request for equitable adjustment, or request for contract price or schedule adjustment, between or among Target and any supplier, or between or among Target and any customer, relating to any agreement, instrument, or commitment listed in Schedule 3.16 hereto, is pending or, to Target's Knowledge, threatened (nor to Target's Knowledge is there any reasonable basis for any of the foregoing). No agreement, instrument, or commitment listed in Schedule 3.16 hereto, includes or incorporates any provision, the effect of which could reasonably be expected to enlarge or accelerate any of the obligations of Target or to give additional rights to any other party thereto, or to terminate, lapse, or in any other way be affected, by reason of the transactions contemplated by this Agreement.

                 3.17.    EMPLOYEE BENEFIT PLANS.

                          (a) Target does not maintain, and has never
                 maintained, and does not have and has never had any obligation to make contributions to, any employee benefit plan (an
                 "ERISA Plan") within the meaning of Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Except for its 1994 Stock
                 Incentive Plan ("Stock Plan"), Target has no, and has never had any, retirement, profit sharing, stock option, stock bonus or employee benefit plan which is not subject to ERISA. Target has heretofore delivered to Parent a true, correct and complete copy of its Stock Plan. Target's Stock Plan has been maintained and operated in all material respects in accordance with all applicable federal, state and local laws and the terms and conditions of the Stock Plan. Target's Stock Plan will be terminated as of the Closing Date.

                          (b) Target has not engaged in any transaction in
                 connection with which it could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA, or a tax imposed by Section 4975 of the Code, or any tax or penalty under any federal, state or local laws applicable to the Stock Plan. Neither the Stock Plan nor any trust created in connection with the Stock Plan has been terminated since September 2, 1974. No material liability to the United States Pension Benefit Guaranty Corporation ("PBGC"), or to any multi-employer pension plan within the meaning of Section 3(35) of ERISA, or to any other governmental authority, pension or retirement board, or other agency, under any federal, state or local law, has been or is expected to be incurred by Target with respect to the Stock Plan.

                          (c) Full payment has been made of all amounts that
                 Target is required to pay under the terms of the Stock Plan, or pursuant to applicable federal, state or local law, to have paid as contributions to such Stock Plan as of the last day of the most recent fiscal year of such Stock Plan ended prior to the date hereof.

                          (d) (i) no action, suit, proceeding or investigation is pending or threatened against Target, concerning the Stock Plan or, to the Knowledge of the Target, any fiduciary or service provider thereto and, to the Knowledge of the Target there is no basis for any such legal action or proceeding;

                                  (ii)     no communication, report or
                          disclosure has been made by Target which, at the time made, did not accurately reflect the terms and operations of the Stock Plan;

                                  (iii) the Stock Plan provides no welfare
                          benefits subsequent to termination of employment to employees or their beneficiaries (except to the extent required by applicable state insurance laws and Title I, Part 6 of ERISA and Section 4980(B) of the Code and except in accordance with its terms);

                                  (iv) no benefits due under the Stock Plan have
                          been forfeited subject to the possibility of reinstatement (which possibility would still exist on or after the Closing Date);

                                  (v) no stock or securities of Target have been
                          acquired by the Stock Plan and the Stock Plan has not entered into any agreement or is otherwise obligated to acquire any stock or securities of Target; and

                                  (vi) Target has not undertaken to maintain the
                          Stock Plan for any period of time and each such Plan is terminable at the sole discretion of Target, subject only to such constraints as may imposed by applicable law and the rights under outstanding option grants at the time of termination.

                    3.18. POTENTIAL CONFLICTS OF INTEREST. Except as set forth in Schedule 3.18, no officer or director of Target (i) to Target's Knowledge owns, directly or indirectly, any interest in (excepting not more than 3% stock holdings for investment purposes in securities of publicly held companies) or is an officer, director or employee of any Person which is a competitor or supplier of Target; (ii) owns in whole or in part, any tangible or intangible property which Target uses in the business of Target and the use of which is material to Target's operations; or (iii) to Target's Knowledge, has any material cause of action or other material claim against, or owes any amount to, Target, except for claims in the ordinary course of business, such as for accrued vacation pay, accrued benefits under employee benefit plans and similar matters and agreements.

                 3.19.    INTELLECTUAL PROPERTY.

                          (a) Schedule 3.19(a) hereto, sets forth a complete and
                 accurate list of (i) all patents, trademarks, trade names and copyrights registered in the name of Target or used by Target, all applications therefor, and all licenses and other agreements relating thereto, and (ii) all agreements relating to Intellectual Property (as defined below) which Target has licensed or authorized for use by others or which has been licensed or authorized for use to the Target.

                          (b) Except as set forth in Schedule 3.19(b) hereto,
                 (i) no royalties are paid or payable by Target on or with respect to any of the patents, patent applications, trademarks, trade names or copyrights listed in Schedule 3.19(a) hereto, or any of the inventions (whether patentable or non-patentable) or trade secrets used by Target in the development, manufacture, testing or production of its products, and (ii) each of the inventions (whether patentable or non-patentable) or trade secrets used by Target in the development, manufacture, testing or production of its products, have, through assignment, agreement, operation of law or otherwise, become the sole property of Target. Schedule 3.19(b) hereto, lists all software programs currently used by Target (other than commercially available software programs, such as "Word Perfect", purchased by Target in the ordinary course of business) in the development, manufacture, testing or production of its products, and for each such program the name and title of the Person or Persons responsible for the creation of such program. No royalties are paid or payable by Target on or with respect to any of the software programs listed in Schedule 3.19(b) hereto, and each of the software programs listed in Schedule 3.19(b) hereto, have, through assignment, agreement, operation of law or otherwise, become the sole property of Target.
                 Schedule 3.19(b) hereto, lists all contracts relating to the development of Intellectual Property between Target and any other Person who was not an employee of Target at the time Intellectual Property was developed pursuant to such contract by such Persons for the Target.

                          (c) Except to the extent set forth in Schedule 3.19(c)
                 hereto, to Target's Knowledge, Target owns or has the right to use all Intellectual Property used in its business as presently conducted, and the consummation of the transactions contemplated hereby will not alter or impair any such right.

                          (d) Except as set forth in Schedule 3.19(d) hereto,
                 neither Target, nor, to Target's Knowledge, the other party or parties thereto, is in breach of any license, sublicense or other agreement relating to

                 Intellectual Property. To Target's Knowledge, Target has complied with all of its obligations of confidentiality in respect of the Intellectual Property of others and knows of no violation of such obligations of confidentiality as are owed to Target. To Target's Knowledge, no employee, agent or consultant of Target is subject to confidentiality restrictions in favor of any third Person the breach of which would subject Target to any material liability or which would adversely affect the Target's access to Intellectual Property used by it. No claims have been asserted against Target, and to Target's Knowledge no claims are pending, by any Person regarding the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any license or agreement relating to Intellectual Property, and to Target's Knowledge there is no basis for such claim. To Target's Knowledge, the use by Target of any of its Intellectual Property, including but not limited to such Intellectual Property listed in any part of Schedule
                 3.19 hereto, does not infringe on the rights of any Person.

                         (e) As used herein, "Intellectual Property" means
                 patents, inventions (whether patentable or unpatentable), trade secrets, know-how, trademarks and associated goodwill, service marks, trade dress, logos, trade names, copyrights, mask works and registrations and applications for each of the foregoing, and computer software programs, computer data bases and related documentation and materials.

                 3.20. ACCOUNTS RECEIVABLE. Target has no accounts or notes receivable.

                 3.21. INSURANCE. Target owns no policies of theft, fire, liability (including products liability), worker's compensation, life, property and casualty or other insurance.

                 3.22. BANK ACCOUNTS, SIGNING AUTHORITY, POWERS OF ATTORNEY. Except as set forth in Schedule 3.22, Target has no account or safe deposit box in any bank and no Person has any power, whether singly or jointly, to sign any checks on behalf of Target or to withdraw any money or other property from any bank, brokerage or other account of Target. Target's Board of Directors has not authorized any person to borrow money or sign notes on behalf of Target, or to act under any power of attorney granted by Target at any time for any purpose, except in connection with completed loan transactions, it being understood and agreed that all such completed loan transactions reflected in Target's financial statements are represented by Convertible Promissory Notes which will be converted into Target Common Stock on or prior to the Closing.

                 3.23. GOVERNMENTAL CONSENT, NON-CONTRAVENTION, ETC. Except as described in Schedule 3.23, Target holds no licenses, permits or other authorizations issued by any governmental agency to Target related to its properties or business. No consent, approval or authorization of or registration, designation, declaration or filing with any governmental authority, federal or other, on the part of Target, is required in connection with the Merger or the consummation of any other transaction contemplated hereby, except for the filing of the Agreements of Merger with the Secretary of State of each of Delaware and Massachusetts. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate (i) any provision of the charter or by-laws of Target, or (ii) any order, judgment, injunction, award or decree of any court or state or federal governmental or regulatory body applicable to Target.

                 3.24. INVENTORY. Target has no inventory reflected on the Audited Balance Sheet.

                 3.25. SUPPLIERS AND CUSTOMERS. Target has no customers as of the date hereof except under the purchase orders and the License Agreement between Target and Speidel + Keller GmbH & Co. listed on
         Schedule 3.16. Schedule 3.25 hereto sets forth each supplier to Target from whom Target's purchases exceeded $10,000 in the year ended December 31, 1994. The relationships of Target with its suppliers are good commercial working relationships and no supplier of material importance to Target has cancelled or otherwise terminated, or threatened in writing to cancel or otherwise to terminate, its relationship with Target or has during the last 12 months decreased materially, or threatened to decrease or limit materially, its services, supplies or materials to Target. Target has no Knowledge that any such supplier intends to cancel or otherwise substantially modify its relationship with it or to decrease materially or limit its services, supplies or materials to it, and the Merger will not, to the Knowledge of Target, adversely affect the relationship of Target with any such supplier.

                 3.26. EMPLOYMENT OF OFFICERS, EMPLOYEES. Schedule 3.26 sets forth the name and current annual salary and other compensation payable by Target to each exempt non-hourly employee.

                 3.27. MINUTE BOOKS. The minute books of Target made available to Parent for inspection accurately record therein all actions taken by Target's Board of Directors and stockholders.

                 3.28. BROKERS. No finder, broker, agent or other intermediary has been retained or utilized by, or has acted for or on behalf of, Target in connection with the negotiation or consummation of the transactions contemplated hereby.

                 3.29. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Target has complied with, and is in compliance with, (i) all laws, statutes, governmental regulations and all judicial or administrative tribunal orders, judgments, writs, injunctions, decrees or similar commands applicable to its business, (ii) all unwaived terms and provisions of all contracts, agreements and indentures to which Target is a party, or by which Target or any of its properties is subject, and (iii) its charter and by-laws, each as amended to date, except where any such failure to comply would not have a material adverse effect on the business, assets or financial condition of Target. Except as described on Schedule 3.29 , Target does not have or need any licenses, permits or other authorizations from governmental authorities for the conduct of its business or in connection with the ownership or use of its properties, except where the failure to have any such license, permit or other authorization would not have a material adverse effect on the business, assets or financial condition of the Target.

                 3.30. PROJECTIONS. Target has not furnished Parent any financial projections for Target.

                 3.31. DISCLOSURE. No representation or warranty by Target in this Agreement (including any schedules or exhibits hereto), or information relating to Target furnished by or on behalf of Target in writing for inclusion in the Proxy Statement (as defined in Section 5.26(b)), contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein, or necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not false or misleading.

                 3.32. ABSENCE OF REGISTRATION OBLIGATIONS. Target has no obligation, contingent or otherwise, by reason of any agreement to register any of its securities under the Securities Act.

                 3.33. WARN. Target has not implemented, nor will it implement on or prior to the Closing Date, any mass lay-off, plant closing, or other covered employment loss within the meaning of the Worker Adjustment and Retraining Notification Act, 229 U.S.C. Section
         Section  2101-2109.

                 3.34. OWNERSHIP OF PARENT COMMON STOCK. As of the date hereof, neither the Target nor, to Target's Knowledge, any directors or officers of Target (i) beneficially own, directly or indirectly, or
         (ii) are parties to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, in each case, shares of Parent Common Stock, which in the aggregate represent 5% or more of the outstanding shares of Parent Common Stock entitled to vote generally in the election of directors.

                 3.35. DISCLAIMER. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT (INCLUDING ANY SCHEDULES HERETO), TARGET DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL. IN NO EVENT SHALL TARGET OR ANY TARGET STOCKHOLDER BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         4. REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUIRER. Parent and Acquirer represent and warrant to Target (for the benefit of Target prior to the Effective Date and for the benefit of Target Stockholders after the Effective Date) as follows. For purposes of this Agreement, the term "Knowledge" in relation to Parent or Acquirer means the knowledge or conscious awareness, after reasonable inquiry, of James W. Hobbs or Samuel M. Stein.

                 4.1. ORGANIZATION AND STANDING OF PARENT AND ACQUIRER. Each of Parent and Acquirer is a corporation duly organized, validly existing and in corporate good standing under the laws of the Commonwealth of Massachusetts, and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted. Each of Parent and Acquirer has delivered to Target complete and correct copies of its Articles of Organization and By-Laws and all amendments thereto. Parent is duly qualified and in good standing as a foreign corporation in each jurisdiction, if any, in which the character of the properties owned or leased or the nature of the activities conducted by it makes such qualification necessary.

                 4.2. CORPORATE POWER, BINDING EFFECT. Each of Parent and Acquirer has all requisite corporate power and authority to enter into this Agreement, the Agreements of Merger, and the Related Agreements and to perform all of its agreements and obligations under this Agreement, the Agreements of Merger and the Related Agreements in accordance with their terms. This Agreement has been duly authorized by each of Parent's and Acquirer's Board of Directors, has been duly executed and delivered by Parent and Acquirer and constitutes the legal, valid and binding obligation of Parent and Acquirer, enforceable against Parent and Acquirer in accordance with its terms, subject only, in respect of the consummation of the Merger, to approval by Parent and Acquirer Stockholders holding a majority of the shares of Parent and Acquirer Common Stock, respectively, and except that such enforcement and remedies may be subject to the Enforcement Exceptions. Upon execution and delivery by each of Parent and Acquirer of the Agreements of Merger and the Related Agreements, as applicable, on the Closing Date, the Agreements of Merger and the Related Agreements will have been duly authorized, executed and delivered by, and constitute the legal, valid and binding obligations of, each of Parent and Acquirer, as applicable. Neither the execution, delivery or performance by either Parent or Acquirer of this Agreement, the Agreements of Merger or the Related Agreements in accordance with their respective terms will result in any violation of or default or creation of any lien under, or the acceleration or vesting or modification of any right or obligation under, or in any conflict with, either Parent's or Acquirer's Articles of Organization or by-laws or of any agreement, instrument, judgment, decree, order, statute, rule or regulation binding on or applicable to Parent or Acquirer, except where any of the foregoing would not have a material adverse effect on the business, assets or financial condition of Parent or Acquirer.

                 4.3. NON-CONTRAVENTION. Neither the execution, delivery or performance by Parent or Acquirer of this Agreement, the Related Agreements nor of the Agreements of Merger will result in any violation of or default under or be in conflict with the Articles of Organization or By-Laws of Parent or Acquirer, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation binding on or applicable to Parent or Acquirer.

                 4.4. CAPITALIZATION. The authorized capital of Acquirer consists of 200,000 shares of common stock, par value $0.01 per share, all of which shares have been issued to and are owned by Parent. The authorized capital of Parent consists of 2,000,000 shares of Parent Common Stock, 1,432,565 shares of which are issued and outstanding on the date hereof. All of such outstanding shares are validly issued and outstanding, fully paid and nonassessable. All shares of Parent Common Stock to be issued to Target Stockholders under this Agreement (including under Section 2.2 and Section 2.3) will be duly authorized, validly issued, fully paid and nonassessable upon issuance. Parent is neither a party to nor is bound by any outstanding subscriptions, options (except for outstanding options under its option plans described in the Parent Reports), warrants, calls, commitments or agreements (other than this Agreement) of any character calling for Parent to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of Parent Common Stock or any other equity security of Parent or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any shares of Parent Common Stock or any other equity security of Parent or obligating Parent to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments or agreements. As of the date hereof there are no outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any shares of capital stock of Parent.

                 4.5. REPORTS AND FINANCIAL STATEMENTS. Parent has previously furnished to Target complete and accurate copies, as amended or supplemented, of its (i) Annual Reports on Form 10-K for the fiscal years ended October 31, 1993 and 1994, together with all exhibits thereto, as filed with the Securities and Exchange Commission (the "Commission"), (ii) proxy statements relating to the Annual Meetings of Stockholders held on April 22, 1993 and April 21, 1994, (iii) Quarterly Reports on Form 10-Q, together with all exhibits thereto, as filed with the Commission since October 31, 1994 and (iv) other reports filed by Parent with the Commission since October 31, 1994 (such reports and other filings, together with any amendments or supplements thereto, are collectively referred to herein as the " Parent Reports"). As of their respective dates, the Parent Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of Parent included in the Parent Reports (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present the financial condition, results of operations and cash flows of Parent as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of Parent. Since October 31, 1994, there has been no material adverse change in the business, assets or financial condition of Parent.

                 4.6. ABSENCE OF CERTAIN CHANGES. Since April 30, 1995, there has not been: (i) any change in the assets, liabilities, income or business of Parent or in its relationships with suppliers, customers or lessors, other than changes which were both in the ordinary course of business and have not had a material adverse effect on the business, assets or financial condition of Parent; (ii) any acquisition or disposition by Parent of any material amount of assets or properties other than in the ordinary course of business; (iii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting, either in any case or in the aggregate, the property or business of Parent; (iv) any declaration, setting aside or payment of any dividend or any other distributions in respect of any class of the capital stock of Parent; (v) any issuance of any shares of any class of the capital stock of Parent or any direct or indirect redemption, purchase or other acquisition of any shares of any class of the capital stock of Parent, other than issuances upon exercise of options outstanding at April 30, 1995; (vi) any increase in the compensation, pension or other benefits payable or to become payable by Parent to any of its officers or employees, or any bonus payments or arrangements made to or with any of them; (vii) any forgiveness or cancellation of any debt or claim by Parent or any waiver of any right of material value other than compromises of accounts receivable in the ordinary course of business; (viii) any entry by Parent into any transaction other than in the ordinary course of business; (ix) any incurrence by Parent of any material obligations or liabilities, whether absolute, accrued, contingent or otherwise (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others), other than obligations and liabilities incurred in the ordinary course of business; (x) any mortgage, pledge, lien, lease, security interest or other charge or encumbrance on any of the assets, tangible or intangible, of Parent; (xi) any change in accounting principles, practices or methods used by Parent; or (xii) any discharge or satisfaction by Parent of any lien or encumbrance or payment by Parent of any obligation or liability (fixed or contingent) other than (A) current liabilities included in Parent's balance sheet at April 30, 1995 included in its Form 10-Q for the quarter ended April 30, 1995 (the "Latest Balance Sheet") and (B) current liabilities incurred since the date of the Latest Balance Sheet in the ordinary course of business.

                 4.7.     TAXES.

                          (a) Elections. All material elections with respect to
                 Taxes (including without limitation any elections under Section
                 Section 108(b)(5), 338(g), 565, 936(a), or 936(e) of the Code
                 or Treasury Regulation Section Section 1.1502-20(g) or 1.1502-32(f)(2)) made by Parent and in effect as of the date hereof are set forth in Schedule 4.7(a) hereto.

                          (b) Filing of Tax Returns and Payment of Taxes. Parent
                 has timely filed all Tax Returns required to be filed by it, each such Tax Return has been prepared in compliance with all applicable laws and regulations, and all such Tax Returns are true and accurate in all respects. All Taxes due and payable by Parent have been paid, and Parent shall not be liable for any additional Taxes in respect of any taxable period ending on or before the Closing Date in any material amount that exceeds the corresponding reserve therefor, if any, reflected in the accounting records of Parent as of the Closing Date. Parent has delivered to the Target correct and complete copies of all Tax Returns filed by or on behalf of Parent with respect to taxable periods ended on or after December 31, 1991.

                          (c) Audit History. No Tax Returns of Parent have been audited.

                          (d) Deficiencies. No deficiency or proposed adjustment
                 in respect of Taxes that has not been settled or otherwise resolved has been asserted or assessed by any taxing authority against Parent.

                          (e) Liens. There are no Liens for Taxes (other than current Taxes not yet due and payable) on the assets of Parent.

                           (f) Extensions to Statute of Limitations for
                 Assessment of Taxes. Parent has not consented to extend the time in which any Tax may be assessed or collected by any taxing authority.

                           (g) Extensions of the Time for Filing Tax Returns.
                 Parent has not requested or been granted an extension of the time for filing any Tax Return to a date on or after the Closing Date.

                           (h) Pending Proceedings. There is no action, suit,
                 taxing authority proceeding, or audit with respect to any Tax now in progress, pending, or to the best knowledge of Parent, threatened, against or with respect to Parent.

                           (i) No Failures to File Tax Returns. No claim has
                 ever been asserted against Parent by a taxing authority in a jurisdiction where Parent does not pay Tax or file Tax Returns that Parent is or may be subject to Taxes assessed by such jurisdiction.

                           (j) Membership in Affiliated Groups, Etc. Parent has
                 not been a member of any Affiliated Group, or filed or been included in a combined, consolidated, or unitary Tax Return, other than one of which Parent was the parent.

                           (k) Adjustments under Section 481. Parent will not be
                 required, as a result of a change in method of accounting for any period ending on or before the Closing Date, to include any adjustment under Section 481(c) of the Code (or any similar or corresponding provision or requirement under any Tax law) in taxable income for any period ending on or after the Closing Date.

                           (l) Tax Sharing, Allocation, or Indemnity Agreements.
                 Parent is not a party to or bound by any Tax sharing or allocation agreement or has any contractual obligation to indemnify any other Person with respect to Taxes.

                           (m) Withholding Taxes. Parent has withheld and paid
                 all Taxes required to have been withheld and paid by it in connection with amounts paid or owing to any employee, creditor, independent contractor, or other Person.

                          (n) Foreign Permanent Establishments and Branches.
                 Parent has no permanent establishment in any foreign country, as defined in the relevant tax treaty between the United States of America and such foreign country, or otherwise operates or conducts business through any branch in any foreign country.

                           (o) U.S. Real Property Holding Corporation. Parent
                 has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2), during the applicable period specified in Code Section 897(c)(1)(A)(ii).

                           (p) Safe Harbor Lease Property. None of the property
                 owned or used by Parent is subject to a tax benefit transfer lease executed in accordance with Section 168(f)(8) of the Internal Revenue Code of 1954, as amended by the Economic Recovery Tax Act of 1981.

                           (q) Tax-Exempt Use Property. None of the property owned by Parent is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

                           (r) Security for Tax-Exempt Obligations. None of the
                 assets of Parent directly or indirectly secures any indebtedness, the interest on which is tax-exempt under Section 103(a) of the Code, and Parent is not directly or indirectly an obligor or a guarantor with respect to any such indebtedness.

                          (s) Section 341(f) Consent. Parent has not filed a consent under Code Section 341(f) concerning collapsible corporations.

                           (t) Parachute Payments. Parent has not made any
                 payments, is not obligated to make any payments, or is not a party to any agreement that under certain circumstances could obligate it to make any payments, that will not be deductible under Code Section 280G.

                 4.8. LITIGATION, ETC. No action, suit, proceeding or investigation (whether conducted by any judicial or regulatory body or other person) is pending or, to the knowledge of Parent, threatened against Parent (nor is there any basis therefor known to Parent) which questions the validity of this Agreement or any action taken or to be taken pursuant hereto or which might reasonably be expected, either in any case or in the aggregate, to materially adversely affect the business, assets or financial condition of Parent or materially impair the right or the ability of Parent to carry on its business substantially as now conducted.

                 4.9. SAFETY, ZONING AND ENVIRONMENTAL MATTERS. Neither the plants, offices or properties in or on which Parent carries on its business nor the activities carried on therein are in violation of any zoning, health or safety law or regulation, including, without limitation, the Occupational Safety and Health Act of 1970, as amended, except where a violation would not have a material adverse effect on the business, assets or financial condition of the Target. To Parent's Knowledge:

                          (a) Parent is not in violation of any judgment,
                 decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Environmental Laws, which violation would have a material adverse effect on the business, assets, or financial condition of Parent;

                          (b) Parent has not received notice from any third
                 party including without limitation any federal, state or local governmental authority, (i) that Parent or any predecessor in interest has been identified by the EPA as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B
                 (1986); (ii) that any Hazardous Substances which Parent has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that Parent conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that Parent is or shall be a named party to any claim, action, cause of action, complaint (contingent or otherwise) legal or administrative proceeding arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

                          (c) except where any of the following would not have a
                 material adverse effect on the business, assets, or financial condition of Parent, (i) no portion of the property of Parent has been used for the handling, manufacturing, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on such properties; (ii) in the course of any activities conducted by Parent no Hazardous Substances have been generated or are being used on such properties except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e.
                 any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of Parent, which releases would have a material adverse effect on the value of such properties or adjacent properties or the environment; (iv) there have been no releases on, upon, from or into any real property in the vicinity of the real properties of Parent which, through soil or groundwater contamination, have come to be located on, and which would have a material adverse effect on the value of, the properties of Parent; and (v) in addition, any Hazardous Substances that have been generated on the properties of Parent, have been transported in accordance with applicable Environmental Laws; and

                          (d) none of the properties of Parent are currently
                 subject to any applicable environmental cleanup responsibility law or environmental restrictive transfer law or regulation by virtue of the transactions set forth herein and contemplated hereby.

                 4.10. GOVERNMENT CONSENTS, ETC. No consent, approval or authorization of or registration, designation, declaration or filing with any governmental authority, federal or other, on the part of Parent or Acquirer is required in connection with the Merger or the consummation of any other transaction contemplated hereby, except for the filing of the Agreements of Merger with the Secretary of State of each of Delaware and Massachusetts and the filing with the Securities and Exchange Commission of Parent's proxy statement to the Parent stockholders. The execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not violate (i) any provision of the charter and by-laws of Parent or Acquirer, or (ii) any order, judgment, injunction, award or decreed of any court or state or federal governmental or regulatory body applicable to Parent or Acquirer.

                 4.11. BROKERS. Except as set forth in Schedule 4.11, neither Parent nor Acquirer has retained, utilized or been represented by any broker or finder in connection with the negotiation or consummation of this Agreement or the transactions contemplated hereby.

                 4.12. SUBSIDIARIES. Except as disclosed in the Parent Reports, Parent does not have any subsidiaries and does not own or hold of record and/or beneficially any shares of any class in the capital of any corporation. Parent does not own any legal and/or beneficial interests in any partnerships, business trusts or joint ventures or in any other unincorporated business enterprise.

                 4.13. LAWFUL ISSUANCE. All of the outstanding shares of Parent Common Stock were issued in conformity with all applicable provisions of the Securities Act and applicable state securities laws, and all rules and regulations thereunder. There exists no valid right to rescind any purchase thereof from or issuance thereof by Parent.

                 4.14. ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in the Parent Reports or described in any Schedule hereto, Parent has no liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others) and whether due or to become due, including, without limitation, any liabilities for taxes due or to become due, which would have a material adverse effect on the business, assets, prospects or financial condition of Parent, taken as a whole, or would be required by generally accepted accounting principles to be reflected on a balance sheet of Parent.

                 4.15. EMPLOYEE BENEFIT PLANS. Except as disclosed in the Parent Reports:

                          (a) Parent does not maintain or have any obligation to
                 make contributions to, any ERISA Plan or any Non-ERISA Plan. Parent has heretofore delivered to Target true, correct and complete copies of each ERISA Plan and each Non-ERISA Plan. All such ERISA Plans and Non-ERISA Plans have been maintained and operated in all material respects in accordance with all federal, state and local laws applicable to such plans, and the terms and conditions of the respective plan documents.

                          (b) Parent has not engaged in any transaction in
                 connection with which it could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA, or a tax imposed by Section 4975 of the Code, or any tax or penalty under any federal, state or local laws applicable to any Non-ERISA Plan. Except as disclosed in the Parent Reports, no ERISA Plan or Non-ERISA Plan or any trust created under any ERISA Plan or Non-ERISA Plan has been terminated since September 2, 1974, and any termination so noted in the Parent Reports hereto was accomplished in accordance with applicable federal, state and local law. No material liability to the PBGC, or to any multi-employer pension plan within the meaning of Section 3(35) of ERISA, or to any other governmental authority, pension or retirement board, or other agency, under any federal, state or local law, has been or is expected to be incurred by Parent with respect to any ERISA Plan or Non-ERISA Plan. There has been no "reportable event" within the meaning of Section 4043(b) of ERISA with respect to any ERISA Plan, and no event or condition that presents a material risk of termination of any ERISA Plan by the PBGC.

                          (c) Full payment has been made of all amounts that
                 Parent is required under the terms of each ERISA Plan and Non-ERISA Plan, or pursuant to applicable federal, state or local law, to have paid as contributions to such ERISA Plan or Non-ERISA Plan as of the last day of the most recent fiscal year of such ERISA Plan or Non-ERISA

                 Plan ended prior to the date hereof, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any ERISA Plan. The current value of all benefit commitments under any ERISA Plan did not, as of the last day of the most recent plan year of each such Plan, exceed the current value of the assets of such ERISA Plan allocable to such benefit commitments. The terms "current value" and "accrued benefit" have the meaning specified in Section Section 3 and 4001 of ERISA.

                          (d)     Except as set forth in the Parent Reports,

                                  (i)  no action, suit, proceeding or
                          investigation is pending or threatened against Parent, other than routine claims for benefits, concerning any ERISA Plan or Non-ERISA Plan of Parent or, to the knowledge of Parent, any fiduciary or service provider thereof and, to the knowledge of Parent there is no basis for any such legal action or proceeding;

                                  (ii) no communication, report or disclosure
                          has been made which, at the time made, did not accurately reflect the terms and operations of any ERISA Plan or Non-ERISA Plan of Parent;

                                  (iii) no ERISA Plan or Non-ERISA Plan of
                          Parent provides welfare benefits subsequent to termination of employment to employees or their beneficiaries (except to the extent required by applicable state insurance laws and Title I, Part 6 of ERISA and Section 4980(B) of the Code);

                                  (iv) no benefits due under any ERISA Plan or
                          Non-ERISA Plan of Parent have been forfeited subject to the possibility of reinstatement (which possibility would still exist on or after the Closing Date);

                                  (v) no stock or securities of Parent have been
                          acquired by any ERISA Plan other than from Parent by purchase or contribution, and no ERISA Plan has entered into any agreement or is otherwise obligated to acquire any stock or securities of Parent; and

                                  (vi) Parent has not undertaken to maintain any
                          ERISA Plan or Non-ERISA Plan for any period of time and each such Plan is terminable at the sole discretion of the sponsor thereof, subject only to such constraints as may imposed by applicable law.

                          (e) Effect of Transactions. The execution of this
                 Agreement and the consummation of the transactions contemplated herein will not result in any payment (whether of severance pay or otherwise) becoming due from any ERISA Plan or Non-ERISA Plan of Parent to any current or former director, officer, consultant or employee of Parent or result in the vesting, acceleration of payment or increases in the amount of any benefit payable to or in respect of any such current or former director, officer, consultant or employee.

                 4.16. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Parent has complied with, and is in compliance with, (i) all laws, statutes, governmental regulations and all judicial or administrative tribunal orders, judgments, writs, injunctions, decrees or similar commands applicable to its business, (ii) all unwaived terms and provisions of all contracts, agreements and indentures to which Parent is a party, or by which Parent or any of its properties is subject, and (iii) its charter and by-laws, each as amended to date, except where any such failure to comply would not have a material adverse effect on the business, assets or financial condition of Parent. Parent has all licenses, permits and other authorizations from all such governmental authorities as are necessary for the conduct of its business or in connection with the ownership or use of its properties, all of which are in full force and effect, except where the failure to have any such license, permit or other authorization would not have a material adverse effect on the business, assets or financial condition of Parent.

                 4.17. CERTAIN MASSACHUSETTS STATUTES. The Board of Directors of Parent has approved the Merger and the other transactions contemplated hereby in accordance with and subject to the terms and provisions contained herein (including without limitation the payment of Earn-Out Payments and related issuances of shares of Parent Common Stock pursuant to Section 2.2 and the purchase price adjustment and related issuances of shares of Parent Common Stock pursuant to Section 2.3) so as to render inapplicable thereto the provisions of Chapters 110D and 110F of the Massachusetts General Laws.

                 4.18 FORM S-3. Parent is currently eligible to use Form S-3 to effect the registration (as contemplated in Section 10) for resale of shares of Parent Common Stock issued hereunder.

                 4.19. DISCLOSURE. No representation or warranty by Parent in this Agreement (including any schedules or exhibits hereto), or information relating to Parent furnished by or on behalf of Parent in writing for inclusion in the Proxy Statement or Target's proxy statement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein, or necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not false or misleading.

                 4.20. DISCLAIMER. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT (INCLUDING ANY SCHEDULES HERETO), PARENT AND ACQUIRER DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL. IN NO EVENT SHALL PARENT AND/OR ACQUIRER OR ANY STOCKHOLDER OF EITHER OF THEM BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         5.      CONDUCT OF BUSINESS PRIOR TO EFFECTIVE DATE.

         A. Target covenants and agrees that, from and after the date of this Agreement and until the Effective Date, except as otherwise provided herein or specifically consented to or approved by Parent in writing:

                 5.1. FULL ACCESS. Target shall afford to Parent and Acquirer and its authorized representatives full access during normal business hours and with reasonable advance notice to all properties, books, records, contracts and documents of Target and a full opportunity to make such investigations as they shall reasonably desire to make of Target, and the Target shall furnish or cause to be furnished to Acquirer and its authorized representatives all such information with respect to the affairs and businesses of Target as Acquirer may reasonably request, provided, however, that this Section 5.1 shall not be deemed to modify or amend Section 5.30 in any respect.

                 5.2. CARRY ON IN REGULAR COURSE. Target shall maintain its properties and assets in good operating condition and repair, and shall carry on its business diligently and substantially in the same manner as heretofore and not make or institute any unusual or novel methods of manufacture, purchase, sale, lease, management, accounting or operation. Target shall use its best efforts to preserve all of its accounting and business records, corporate records, trade secrets and proprietary information for the benefit of the Surviving Corporation.

                 5.3. NO DIVIDENDS, ISSUANCES, REPURCHASES, ETC. Target shall not declare or pay any dividends (whether in cash, shares of stock or otherwise) on, or make any other distribution in respect of, any shares of its capital stock, or issue, purchase, redeem or acquire for value any shares of its capital stock, or issue any options, warrants or other rights to acquire shares of its capital stock or securities exchangeable for or convertible into shares of its capital stock, except for the issuance of shares of Common Stock of Target upon the exercise of options outstanding on the date hereof or upon the conversion of convertible promissory notes outstanding on the date hereof as provided in Section 2.1(f) and Section 6.11 of this Agreement.

                 5.4. NO GENERAL INCREASES. Target shall not grant any general or uniform increase in the rates of pay of employees of Target or grant any general or uniform increase in the benefits under any bonus or pension plan or other contract or commitment or increase the compensation payable or to become payable to officers, key salaried employees or agents, or increase any bonus, insurance, pension or other benefit plan, payment or arrangement made to, for or with any such officers, key salaried employees or agents, provided that the foregoing shall not prohibit the Target from paying, on or before the Closing Date, all unpaid but accrued salary owed to officers and employees of the Target. Any and all unpaid but accrued reasonable business expenditures (including salaries and other compensation expenses) incurred by Target in the ordinary course of its business from March 31, 1995 until and including the Closing Date, up to a maximum of Thirty-Five Thousand Dollars ($35,000) per calendar month, shall be assumed by and become the liabilities of Acquirer immediately after the Closing Date, provided that legal fees incurred in connection with the transactions contemplated by this Agreement shall be excluded for purposes of calculating such $35,000 monthly limitation.

                 5.5. CONTRACTS AND COMMITMENTS. Target shall not enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of business and consistent with its normal business practices.

                 5.6. SALE OF CAPITAL ASSETS. Target shall not (i) sell, lease as lessor, license as licensor, or otherwise dispose of any capital asset with a market value in excess of $1,000, or of capital assets of market value aggregating with respect to Target taken as a whole in excess of $5,000, (ii) sell, lease as lessor, license as licensor, or otherwise dispose of any asset other than in the ordinary course of business, (iii) borrow money, except in the ordinary course of business subject to the limitations in Section 5.4, (iv) incur or pay any material liability other than in the ordinary course of business, or
         (v) guarantee or otherwise incur any material liability with respect to the obligation of any other Person.

                 5.7. NO INVESTMENTS. Target will not establish any subsidiary or make or commit to make any investment in any subsidiary or other Person.

                 5.8. PRESERVATION OF ORGANIZATION. Target shall use its best efforts to preserve Target's business organization intact, to keep available to Parent the present key officers and employees of Target and to preserve for Parent the present relationships with suppliers and others having business relations with Target. Target shall not amend its Certificate of Incorporation or by-laws. Target shall not merge or consolidate with any other corporation, or acquire any stock of, or, except in the ordinary course of business, acquire any assets or property of any other business entity whatsoever.

                 5.9. NO DEFAULT. Target shall not do any act or omit to do any act, or permit any act or omission to act, which will cause a material breach of any contract, commitment or obligation of Target, except where any of the foregoing would not have a material adverse effect on the business, assets or financial condition of Target and it shall not be a breach of this Section 5.9 for Target to continue not to make any deliveries of products under any of the agreements or purchase orders listed on Schedule 3.16.

                 5.10. COMPLIANCE WITH LAWS. Target shall duly comply with all laws, regulations and orders applicable with respect to its business, except where any of the foregoing would not have a material adverse effect on the business, assets or financial condition of Target.

                 5.11. ADVICE OF CHANGE. Target shall promptly advise Parent in writing of any development or change in circumstance (including any litigation to which it may become a party or of which it may gain Knowledge) that does or could reasonably be expected to (i) call into question the validity of this Agreement or any action taken or to be taken pursuant hereto, (ii) adversely affect the ability of the parties to consummate the transactions contemplated hereby, or (iii) have any material adverse effect on the business, financial condition, or assets of Target.

                 5.12. STOCKHOLDERS MEETING; NO SHOPPING, ETC. Target shall call a special meeting of the Target Stockholders to consider and vote upon the approval of this Agreement and the Merger and the other transactions contemplated hereby. Such meeting shall occur on the same date as Parent's meeting of stockholders, or as soon thereafter as practicable. Subject to the fiduciary duties of Target's Board of Directors as described in Section 5.13 below: (i) Target shall recommend to its stockholders the approval of this Agreement and the Merger and the other transactions contemplated hereby and shall use its best efforts to solicit and obtain the requisite vote of approval and
         (ii) Target shall not solicit from any person or otherwise encourage or support any person in making any offers, inquiries or proposals relating to the acquisition of any securities or assets of Target or any merger with Target and will not supply to any person any non-public information concerning Target for any such purpose or with any such likely effect.

                 5.13. TARGET PROXY STATEMENT. As soon as practicable after the Proxy Statement (as hereinafter defined) becomes available for distribution to Parent stockholders pursuant to Section 5.26, Target shall distribute the Proxy Statement (with appropriate substitution of accompanying letter to stockholders, notice of meeting and form of proxy and such additional materials as shall be reasonably acceptable to Parent) to Target's stockholders, and, pursuant thereto, call the stockholder meeting (pursuant to Section 5.12) in accordance with Delaware General Corporation Law and solicit proxies from Target's stockholders to obtain approval of the this Agreement and the Merger and the other transactions contemplated hereby. The Proxy Statement shall include the recommendation of the Board of Directors of Target in favor of this Agreement and the Merger and the other transactions contemplated hereby; provided, however, that the Board of Directors of Target may withdraw or modify such recommendation if it believes in good faith, after consultation with its outside legal counsel, that the withdrawal of such recommendation is necessary for it to comply with its fiduciary duties under applicable law.

                 5.14. CONSENTS OF THIRD PARTIES. Target shall employ its best efforts (not including the making of any payments) to secure, before the Closing Date, the consent, in form and substance satisfactory to Parent and Parent's counsel, to the consummation of the transactions contemplated by the Agreement by each party to any contract, commitment or obligation of Target, in each case under which such consent is required.

                 5.15. SATISFACTION OF CONDITIONS PRECEDENT. Target shall use its best efforts to cause the satisfaction of the conditions precedent contained in Section Section 6 and 7 hereof.

                 5.16. COMPLETION OF DUE DILIGENCE. Target acknowledges and agrees that Parent has given Target and its representatives full access to Parent's properties, products, books, records, contracts, documents and personnel and a full opportunity to make such investigation as Target has desired to make of Parent. Target acknowledges and agrees that it has completed, to its satisfaction, its investigation of Parent and its affairs.

         B. Parent covenants and agrees that, from and after the date of this Agreement and until the Effective Date (except that the covenants contained in Section 5.27 and Section 5.31 shall continue after the Effective Date indefinitely), except as otherwise provided herein or specifically consented to or approved by Target in writing:

                 5.17. FULL ACCESS. shall afford to Target and its authorized representatives full access during normal business hours and with reasonable advance notice to all properties, books, records, contracts and documents of Parent and a full opportunity to make such investigations as they shall reasonably desire to make of Parent, and Parent shall furnish or cause to be furnished to Target and its authorized representatives all such information with respect to the affairs and businesses of Parent as Target may reasonably request, provided, however, that this Section 5.17 shall not be deemed to modify or amend Section 5.16 in any respect.

                 5.18. CARRY ON IN REGULAR COURSE. Parent shall maintain its properties and assets in good operating condition and repair, and shall carry on its business diligently and substantially in the same manner as heretofore and not make or institute any unusual or novel methods of manufacture, purchase, sale, lease, management, accounting or operation. Parent shall use its best efforts to preserve all of its accounting and business records, corporate records, trade secrets and proprietary information.

                 5.19. PRESERVATION OF ORGANIZATION. Parent shall use its best efforts to preserve Parent's business organization intact, to keep the present key officers and employees of Parent and to preserve the present relationships with suppliers and others having business relations with Parent. Parent shall not amend its Articles of Organization or by-laws. Parent shall not merge or consolidate with any other corporation, or acquire any stock of, or, except in the ordinary course of business, acquire any assets or property of any other business entity whatsoever.

                 5.20. NO DEFAULT. Parent shall not do any act or omit to do any act, or permit any act or omission to act, which will cause a material breach of any contract, commitment or obligation of Parent, except where any of the foregoing would not have a material adverse effect on the business, assets or financial condition of Parent.

                 5.21. CONTRACTS AND COMMITMENTS. Parent shall not enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of business and consistent with its normal business practices.

                 5.22. SALE OF CAPITAL ASSETS. Parent shall not (i) sell, lease as lessor, license as licensor, or otherwise dispose of any capital asset with a market value in excess of $20,000, or of capital assets of market value aggregating with respect to Target taken as a whole in excess of $50,000, (ii) sell, lease as lessor, license as licensor, or otherwise dispose of any asset other than in the ordinary course of business, (iii) borrow money except in the ordinary course of business,
         (iv) incur or pay any material liability other than in the ordinary course of business, or (v) guarantee or otherwise incur any material liability with respect to the obligation of any other Person.

                 5.23. COMPLIANCE WITH LAWS. Parent shall duly comply with all laws, regulations and orders applicable with respect to its business, except where any of the foregoing would not have a material adverse effect on the business, assets or financial condition of Parent.

                 5.24. CONSENTS OF THIRD PARTIES. Parent shall employ its best efforts (not including the making of any payments) to secure, before the Closing Date, the consent, in form and substance satisfactory to Target and Target's counsel, to the consummation of the transactions contemplated by this Agreement by each party to any contract, commitment or obligation of Parent, under which such consent is required.

                 5.25. SATISFACTION OF CONDITIONS PRECEDENT. Parent shall use its best efforts to cause the satisfaction of the conditions precedent contained in Section 7 hereof.

                 5.26.    STOCKHOLDER MEETING AND PROXY STATEMENT OF PARENT.

                          (a) As promptly as practicable after the date hereof,
                 Parent shall schedule a meeting of Parent's stockholders (the "Parent Meeting") to seek approval from Parent's stockholders of (i) an increase in the number of authorized shares of Parent Common Stock from 2,000,000 shares to 10,000,000 shares, (ii) this Agreement, the Merger and the transactions contemplated hereby, (iii) the issuance of shares of Parent Common Stock pursuant to the Merger and this Agreement, (iv) an amendment to its Articles of Organization to adopt new provisions reasonably acceptable to Target relating to indemnification of directors and officers, and (v) such other matters as Parent customarily presents to its stockholders at its annual meeting of stockholders (the "Meeting Purposes").

                          (b) As promptly as practicable after the date hereof,
                 Parent shall prepare and file with the Commission under the Exchange Act, preliminary proxy materials for the purpose of soliciting proxies for stockholder approval of the Meeting Purposes at the Parent Meeting. Such proxy materials, together with any accompanying letter to stockholders, notice of meeting and form of proxy, shall be referred to herein as the "Proxy Statement". Parent shall respond to any SEC comments on the Proxy Statement and shall otherwise use reasonable efforts to resolve as promptly as practicable all SEC comments on the Proxy Statement to the satisfaction of the SEC and the reasonable satisfaction of Parent. If the SEC comments on the Proxy Statement cannot be resolved to the reasonable satisfaction of Parent, Parent shall be entitled to withdraw the Proxy Statement and the provisions of Section 15(c) shall apply. The Proxy Statement shall be reasonably acceptable in form and substance to Target.

                          (c) Target shall supply all information regarding the
                 Target required to be included with respect to the Target in the Proxy Statement under the Exchange Act and applicable rules and regulations thereunder and applicable provisions of the Massachusetts Business Corporation Law (the "Proxy Rules"); provided, however, that Parent acknowledges and agrees that the Target's financial statements historically have been unaudited and that any and all audited financial statements (and financial information derived therefrom) have been obtained by Parent at its own expense.

                          (d) Promptly following the resolution to the
                 satisfaction of the SEC and the reasonable satisfaction of Parent of all SEC comments on the Proxy Statement (or the expiration of the ten-day period under Rule 14a-6(a) under the Exchange Act, if no SEC comments are received by such date), Parent shall distribute the Proxy Statement to its stockholders and, pursuant thereto, call the Parent Meeting in accordance with Proxy Rules and solicit proxies from Parent's stockholders to obtain approval of the Meeting Purposes. The Proxy Statement shall include the recommendation of the Board of Directors of Parent in favor of the Meeting Purposes; provided, however, that the Board of Directors of Parent may withdraw or modify such recommendation if it believes in good faith, after consultation with its outside legal counsel, that the withdrawal of such recommendation is necessary for it to comply with its fiduciary duties under applicable law.

                          (e) Parent shall comply with all Proxy Rules in the
                 preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder and the calling and holding of the Parent Meeting. Without limiting the foregoing, Parent shall ensure that the Proxy Statement does not, as of the date on which it is distributed to Parent's stockholders and the Target's stockholders and as of the date of the Parent Meeting and the meeting of the Target's stockholders to be held to approve the Merger, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information furnished in writing by or on behalf of Target for inclusion in the Proxy Statement).

                          (f) Parent shall also take any and all such actions as
                 may be necessary or advisable for the purpose of complying with all applicable state securities laws in connection with the offering and issuance of shares of Parent Common Stock hereunder; provided, however, that Parent shall not be required in connection with this paragraph to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

                 5.27. LISTING OF SHARES. Parent shall take all actions as may be necessary to cause all shares of Parent Common Stock issued under this Agreement to be listed on the AMEX or such other exchange or automated quotation system on which the Parent Common Stock is then listed or quoted.

                 5.28. NO DIVIDENDS, ISSUANCES, REPURCHASES, ETC. Parent shall not declare or pay any dividends (whether in cash, shares of stock or otherwise) on, or make any other distribution in respect of, any shares of its capital stock, or issue, purchase, redeem or acquire for value any shares of its capital stock, except for the issuance of shares of Common Stock of Parent upon the exercise of options and warrants outstanding on the date hereof.

                 5.29. ADVICE OF CHANGE. Parent shall promptly advise Target in writing of any development or change in circumstance (including any litigation to which it may become a party or of which it may gain knowledge) that does or could reasonably be expected to (i) call into question the validity of this Agreement or any action taken or to be taken pursuant hereto, (ii) adversely affect the ability of the parties to consummate the transactions contemplated hereby, or (iii) has any material adverse effect on the business, financial condition, operations or assets of Parent.

                 5.30. COMPLETION OF DUE DILIGENCE. Parent acknowledges and agrees that Target has given Parent and its representatives full access to Target's properties, products, books, records, contracts, documents and personnel and a full opportunity to make such investigation as Parent has desired to make of Target. Parent acknowledges and agrees that it has completed, to its satisfaction, its investigation of Target and its affairs.

                 5.31. RULE 144 AND FORM S-3. Parent shall file all reports and otherwise take all actions necessary for (i) Rule 144 under the Securities Act to be available for resale of shares of Parent Common Stock issued hereunder and (ii) Parent to continue to be eligible to use Form S-3, to the same extent that it is eligible to use Form S-3 on the date hereof, to effect the registration (as contemplated in Section
         10) for resale of shares of Parent Common Stock issued hereunder.

                 5.32. BOARD OF DIRECTORS. Effective at the Closing Date, the Board of Directors of Parent shall vote to expand the size of the Board of Directors from five (5) members to seven (7) members by adding a Director position to each of Class I (with a term to expire at the 1997 annual meeting of stockholders) and Class II (with a term to expire at the 1998 annual meeting of stockholders). Paul Epstein shall be elected to Class II and Patrick Phillipps shall be elected to Class I by the Board of Directors to fill the two (2) vacancies created by the foregoing expansion in the Board of Directors.

         6. CONDITIONS PRECEDENT TO PARENT'S AND ACQUIRER'S OBLIGATIONS. Notwithstanding the provisions of Section Section 1 and 2, Parent and Acquirer shall be obligated to perform the acts contemplated for performance by them under Section Section 1 and 2 only if each of the following conditions is satisfied at or prior to the Closing Date, unless any such condition is waived by Parent and Acquirer:

                 6.1. ACCURACY OF REPRESENTATIONS AND WARRANTIES BY TARGET. The representations and warranties of Target set forth in Section 3 of this Agreement (including any schedules thereto) shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made again at and as of the Closing Date, except for changes permitted or required by this Agreement.

                 6.2. COMPLIANCE BY TARGET. Target shall have performed and complied in all material respects with all covenants and agreements contained in this Agreement required to be performed or complied with by it on or before the Closing Date.

                 6.3. APPROVAL BY STOCKHOLDERS; DELIVERY OF AGREEMENT OF MERGER. The Target Stockholders shall have authorized and approved the Agreements of Merger and the Merger contemplated hereby and thereby as required by Section 251 of the Delaware General Corporation Law, and Target shall have duly executed and delivered the Agreements of Merger.

                 6.4. AUTHORIZATION OF ISSUANCE OF PARENT COMMON STOCK. The shareholders of Parent shall have approved the Meeting Purposes set forth in clauses (i), (ii) and (iii) of Section 5.26(a) herein.

                 6.5. NO RESTRAINING ORDER. No restraining order or injunction or other order issued by any court of competent jurisdiction, or other legal restraint or prohibition shall prevent the consummation of the Merger or other transactions contemplated by this Agreement, and no petition or request for any such injunction or other order shall be pending.

                 6.6. NO MATERIAL CHANGE. There shall not have been any material adverse change in the financial condition, business or assets of Target.

                 6.7. OFFICERS' CLOSING CERTIFICATE. Target shall have executed and delivered to Acquirer and Parent at and as of the Closing a certificate, duly executed by Target's President or any Vice President, in form and substance satisfactory to Parent and Parent's counsel, certifying that the conditions specified in each of Section 6.1, 6.2, 6.3, 6.5 and 6.6 have been satisfied.

                 6.8. OTHER AGREEMENTS. Paul Epstein and Patrick G. Phillipps shall have entered into Invention and Non Disclosure Agreements and Non-Competition Agreements with Parent and Acquirer in the forms attached hereto as Exhibits C and D, respectively, and such Invention and Non-Disclosure Agreements and Non-Competition Agreements shall be in full force and effect on the Closing Date.

                 6.9. RESIGNATIONS OF DIRECTORS AND OFFICERS. All of the directors and officers of Target shall have resigned their positions with Target on or prior to the Closing Date, and prior thereto shall have executed such appropriate documents with respect to the transfer or establishment of bank accounts, signing authority, etc., as Parent shall have requested.

                 6.10. OPINION OF TARGET'S COUNSEL. Target shall have delivered to Parent and Acquirer an opinion of Hale and Dorr, counsel to Target, dated the Closing Date, such opinion to contain customary exceptions, limitations and assumptions, to be based in part on customary certificates of public officials and Target officers, and to be in form and substance reasonably satisfactory to Parent:

                          (a) to the effect set forth in the first sentence of
                 Section 3.1, in the first sentence of Section 3.2, in Section 3.4, in the first two sentences of Section 3.5, in Section 3.6 (except the second and third sentences thereof), and in Section
                 3.23 (except the first sentence thereof);

                          (b) that the execution, delivery and performance of
                 the Agreements of Merger have been duly authorized by Target's Board of Directors and the Target Stockholders and that the Agreements of Merger have been duly executed and delivered by Target in accordance with Section 252 of the Delaware General Corporation Law;

                          (c) that this Agreement has been duly authorized,
                 executed and delivered by Target and is the legal, valid and binding agreement of Target, enforceable against Target in accordance with its terms, subject to Enforcement Exceptions; and

                          (d) that upon filing the Agreements of Merger with the
                 Secretary of State of each of Delaware and Massachusetts, as specified in the Delaware General Corporation Law and the Massachusetts Business Corporation Law, the Merger contemplated by this Agreement shall become effective in accordance with its terms.

                 6.11. EXERCISE AND EXCHANGE OF STOCK OPTIONS; CONVERSION OF CONVERTIBLE PROMISSORY NOTES. Each outstanding stock option, warrant and other right to acquire Target Common Stock shall have been exercised and/or

         Target shall have entered into an agreement, satisfactory in form and substance to Parent, with each person holding outstanding stock options, warrants and other rights to purchase shares of Target Common Stock to the effect that, as of the Effective Date, the options, warrants and other rights held by each such person shall be surrendered and exchanged for such number of shares of Target Common Stock as is specified in each such agreement. All outstanding Convertible Promissory Notes of Target and other securities exchangeable for or convertible into Target Common Stock shall have been exchanged and/or converted into Target Common Stock. Target's Stock Plan shall have been terminated as of the Closing Date and shall be of no further force or effect.

                 6.12. ESCROW AGREEMENT. Parent, the Acquirer, the Representatives and the Escrow Agent (as defined therein) shall have entered into the Escrow Agreement substantially in the form attached hereto as Exhibit E.

                 6.13 TARGET AND TARGET STOCKHOLDER CERTIFICATES. Each Target Stockholder shall have executed and delivered to Parent (i) a Target Stockholder Representation Certificate, as defined in and required pursuant to Section 9.2(c) hereof in the form attached hereto as Exhibit F, and (ii) an investor questionnaire, in form and substance reasonably satisfactory to Parent, Target and their respective counsels, and Target shall have executed and delivered to Parent a certificate in the form attached hereto as Exhibit H.

                 6.14. PROCEEDINGS AND DOCUMENTS SATISFACTORY. All proceedings in connection with the Merger contemplated by this Agreement and the other transactions contemplated hereby and all certificates and documents delivered to Parent or Acquirer pursuant to this Section 6 or otherwise reasonably requested by Parent or Acquirer shall be reasonably satisfactory to Parent, Acquirer and their counsel.

         7. CONDITIONS PRECEDENT TO TARGET'S OBLIGATIONS. Notwithstanding the provisions of Section Section 1 and 2, Target and Target Stockholders shall be obligated to perform the acts contemplated for performance by them under Section
Section 1 and 2 only if each of the following conditions is satisfied at or prior to the Closing Date, unless any such condition is waived by Target:

                 7.1. ACCURACY OF REPRESENTATIONS AND WARRANTIES BY PARENT AND ACQUIRER. The representations and warranties of Parent and Acquirer set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made again at and as of the Closing Date, except for changes permitted or required by this Agreement.

                 7.2. COMPLIANCE BY PARENT AND ACQUIRER. Parent and Acquirer shall have performed and complied in all material respects with all of the covenants and agreements required to be performed or complied with by them by the Closing Date.

                 7.3. APPROVAL BY STOCKHOLDERS; DELIVERY OF AGREEMENT OF MERGER. The Target Stockholders shall have authorized and approved the Agreements of Merger and the Merger contemplated hereby and thereby as required by applicable laws and Target and Acquirer shall have duly executed and delivered the Agreements of Merger.

                 7.4. NO RESTRAINING ORDER. No restraining order or injunction or other order issued by any court of competent jurisdiction, or other legal restraint or prohibition shall prevent the Merger or other transactions contemplated by this Agreement, and no petition or request for any such injunction or other order shall be pending.

                 7.5. AUTHORIZATION OF ISSUANCE OF PARENT COMMON STOCK. The shareholders of Parent shall have approved the Meeting Purposes set forth in clauses (i), (ii) and (iii) of Section 5.26(a).

                 7.6. NO MATERIAL CHANGE. There shall not have been any material adverse change in the financial condition, business or assets of Parent.

                 7.7. PARENT CERTIFICATES. Parent shall have delivered to Target
         (i) a certificate of its Chief Financial Officer or one of its Vice Presidents dated the Closing Date, in form and substance satisfactory to Target and Target's counsel, certifying that the conditions set forth in each of Section Section 7.1, 7.2, 7.4, 7.5 and 7.6 have been satisfied, and (ii) a certificate in the form attached hereto as
         Exhibit I.

                 7.8. OTHER DOCUMENTS. Acquirer and Parent shall have duly executed and delivered the Agreements of Merger and Related Agreements.

                 7.9. OPINION OF PARENT'S COUNSEL. Parent shall have delivered to Target an opinion of Bingham, Dana & Gould, counsel for Parent and Acquirer, dated the Closing Date, such opinion to contain customary exceptions, limitations and assumptions and to be based in part on customary certificates of public officials and Parent officers, and to be in form and substance reasonably satisfactory to Target:

                          (a) Parent is a corporation validly existing and in
                 corporate good standing with authorized capital of ten million (10,000,000) shares of Parent Common Stock, and Acquirer is a corporation duly organized, validly existing and in corporate good standing, each under the laws of the Commonwealth of Massachusetts, and to the effect set forth in the third sentence of Section 4.1, in the first sentence of Section 4.2, in the first and third sentences of Section 4.4 with respect to Acquirer, and in Section 4.10.

                          (b) the execution, delivery and performance of the
                 Agreements of Merger have been duly authorized by the Board of Directors of Acquirer and by Parent, for itself and as the sole stockholder of Acquirer, and by Parent's stockholders, and that the Agreements of Merger have been duly executed and delivered by Parent and Acquirer in accordance with the provisions of
                 Section 251 of the Delaware General Corporation Law and Section 79 of the Massachusetts Business Corporation Law;

                          (c) that this Agreement, the Agreements of Merger and
                 Related Agreements have been duly authorized, executed and delivered by Parent and Acquirer and are the legal, valid and binding agreements of Parent and Acquirer enforceable against them in accordance with their terms, subject to the Enforcement Exceptions;

                          (d) that upon filing of the Agreements of Merger with
                 the Secretary of State of each of Delaware and Massachusetts as required by applicable law, the Merger contemplated by this Agreement shall become effective in accordance with its terms;

                          (e) that the shares of Parent Common Stock to be
                 issued pursuant hereto, will, upon execution and delivery of this Agreement, and approval thereof by the stockholders of Parent and upon issuance (in the case of the shares issuable under Section Section 2.2 and 2.3), be duly authorized, validly issued and fully paid and nonassessable and free of preemptive rights;

                          (f) that the Parent Common Stock has been registered
                 under Section 12(b) or 12(g) of the Exchange Act and the shares of Parent Common Stock issued in the Merger have been listed on the AMEX;

                          (g) that neither the execution and delivery of this
                 Agreement, the Agreements of Merger or the Related Agreements, nor the consummation of the transactions contemplated thereby or hereby, (i) conflicts with or violates any provision of Parent's Articles of Organization or By-Laws or the Acquirer's Articles of Organization or ByLaws, (ii) to such counsel's knowledge, requires on the part of Parent or Acquirer any filing with, or permit, authorization, consent or approval of, any federal or state governmental agency, other than the filing of the Proxy Statement with, and its approval by, the Commission, (iii) to such counsel's knowledge, conflicts with, results in a breach of, constitutes (with or without due notice or lapse of time or both) a default under, or requires any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness or other agreement or instrument to which Parent is a party and which has been filed by Parent as an exhibit to any of Parent's filings with the Commission under the Exchange Act, (iv) to such counsel's knowledge, violates any order, writ, injunction or decree binding on Parent or Acquirer or any of their properties or assets or (v) to such counsel's knowledge, violates any statute, rule or regulation;

                          (h) that the certificates evidencing the shares of
                 Parent Common Stock to be delivered pursuant to this Agreement are in due and proper form under applicable law; and

                          (i) assuming the accuracy of customary investment
                 representations to be made by the Target Stockholders, that the issuance of shares of Parent Common Stock in the Merger and pursuant to this Agreement is exempt from registration under the Securities Act by reason of Section 4(2) of the Securities Act and/or Regulation D thereunder.

                 7.10. ESCROW AGREEMENT. Parent, the Acquirer, the Representatives and the Escrow Agent (as defined therein) shall have entered into the Escrow Agreement substantially in the form attached hereto as Exhibit E.

                 7.11. PROCEEDINGS AND DOCUMENTS SATISFACTORY. All proceedings in connection with the Merger contemplated by this Agreement and the other transactions contemplated hereby and all certificates and documents delivered to Target pursuant to this Section 7 or otherwise reasonably requested by Target shall be reasonably satisfactory to Target and its counsel.

         8. CONFIDENTIAL INFORMATION; NO PUBLICITY. Any and all non-public information disclosed by Parent and Acquirer to Target or by Target to Parent or Acquirer as a result of the negotiations leading to the execution of this Agreement, or in furtherance hereof, shall remain confidential and be subject to the Confidentiality Agreement dated October 28, 1994 between Parent and Target. If the consummation of the transactions contemplated by this Agreement does not take place for any reason, each of Parent and Acquirer on the one hand and Target on the other will return promptly all documents containing non-public information relating to the other side.

         9.      SECURITIES LAWS MATTERS.

                 9.1. COMPLIANCE WITH Section 4(2) AND/OR REGULATION D AND STATE SECURITIES LAWS. Target agrees to cooperate with Parent and Acquirer in qualifying the issue of Parent Common Stock to the Target Stockholders under Section 4(2) and/or Regulation D of the Commission under the Securities Act and in complying with all state securities laws in respect thereto. Neither Target nor any of its agents is or shall be authorized to act on Parent's or Acquirer's behalf with respect to any aspect of the transactions contemplated by this Agreement or make any solicitations of or representations to any of the Target Stockholders on Parent's or Acquirer's behalf, provided, that Target shall forward to the Target Stockholders the Proxy Statement as contemplated by
         Section 5.13. Neither this Agreement nor any other act by Parent or Acquirer except the Proxy Statement as contemplated by Section 5.13 sent to the Target Stockholders shall be deemed an offer with respect to Parent Common Stock.

                 9.2. RESTRICTIONS ON TRANSFER. Target understands and agrees that:

                          (a) each certificate of Parent Common Stock issued to
                 Target Stockholder will bear a legend to the effect set forth in Section 9.2(f) hereunder;

                          (b) a stop order will be issued to Parent's transfer
                 agent preventing transfer of all such certificates unless the transfer of the shares represented thereby is registered or exempt from registration under the Securities Act;

                          (c) each Target Stockholder receiving Parent Common
                 Stock will be required to sign a certificate in the form attached hereto as Exhibit F (the "Target Stockholder Representation Certificate");

                          (d) sales of Parent Common Stock made in reliance on
                 Rule 144 of the Securities and Exchange Commission must conform to the requirements of that rule;

                          (e) because the Target Stockholders must bear the
                 economic risk of their investment in the Parent Common Stock for an indefinite period, they accordingly should take into account the restrictions on transfer in valuing the Parent Common Stock to be delivered for their accounts; and

                          (f) in conformity herewith, the certificate(s) for all
                 shares of Parent Common Stock issued hereunder shall bear the following legend:

                          "These securities have not been registered under the
                 Securities Act of 1933, as amended, and may not be sold or otherwise disposed of, in whole or in part, other than pursuant to registration under said Act or in conformity with the limitations of Rule 144 or other similar rule as then in effect, without first obtaining (i) a written opinion of counsel satisfactory to the Company's counsel to the effect that the contemplated sale or other disposition will not be in violation of said Act or (ii) a 'no-action' letter from the Staff of the Securities and Exchange Commission to the effect that such Staff will take no action in respect of the contemplated sale or other disposition."

                 9.3. RULE 144 INFORMATION. Parent agrees that, from and after the Effective Date, it will use its best efforts to supply the former Target Stockholders who receive Parent Common Stock with all information necessary to enable the former Target Stockholders to avail themselves of Rule 144 of the Securities and Exchange Commission.

         10.     REGISTRATION RIGHTS.

                 10.1. DEFINITIONS. For the purposes of this Section 10, the following terms shall have the respective meanings set forth below or elsewhere in this Section 10 as referred to below:

                          "Business Day" shall mean any day that is not a
                 Saturday, a Sunday or a legal holiday in the Commonwealth of Massachusetts.

                          "Indemnitees" shall have the meaning set forth in
                 Section 10.7(b) hereof.

                          "NASD" shall mean the National Association of
                 Securities Dealers, Inc., or any successor corporation thereto.

                          "Registrable Securities" shall mean, collectively, any
                 and all shares of Parent Common Stock issued and/or issuable to the Target Stockholders pursuant to this Agreement; provided however, that with respect to any such shares of Parent Common Stock, such shares of Parent Common Stock shall cease to be Registrable Securities when (a) such shares of Parent Common Stock have been disposed of by the Target Stockholders thereof pursuant to a registration statement that has been declared effective under the Securities Act, (b) such shares of Parent Common Stock become eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act, or (c) such shares of Parent Common Stock have ceased to be outstanding.

                          "Required Target Stockholders" shall mean, at the
                 relevant time of reference thereto, those Target Stockholders holding, in the aggregate, a majority of the Registrable Securities then held by all Target Stockholders.

                 10.2.    DEMAND REGISTRATION.

                          (a) Subject to the limitations set forth in this
                 Section 10.2(a) and Section Section 10.2(b), (c) and (d) below, any time beginning from and after the date which is two hundred forty (240) days after the Closing Date, and ending on the sixth anniversary of the Closing Date, subject, however, to the provisions of Section 10.9 herein, the Required Target Stockholders may notify Parent in writing that such Required Target Stockholders desire for Parent to cause all or a portion of such Required Target Stockholders' Registrable Securities to be registered for sale to the public pursuant to a registration statement on Form S-3 (or comparable or successor form) under the Securities Act, which shall, if so elected by the Required Target Stockholders, be a "shelf registration" made pursuant to Rule 415 adopted pursuant to the Securities Act; provided however, that if Parent becomes ineligible to file registration statements on Form S-3 solely because Parent fails to timely make its required filings pursuant to the Exchange Act, the filing of the foregoing registration statement may be on Form S-1 (or comparable or successor form) under the Securities Act, but in no case whatsoever, shall the Required Target Stockholders be permitted to elect, nor shall Parent be obligated to cause, such Form S-1 registration statement to be a "shelf registration" pursuant to Rule 415 adopted pursuant to the Securities Act except under the circumstances described in
                 Section 10.2(c) below. Notwithstanding the foregoing, the Required Target Stockholders shall not be entitled to request that Parent register Registrable Securities for sale to the public at any time within one hundred twenty (120) days after the effective date of a registration statement filed by Parent with respect to which the Target Stockholders were given the opportunity to include Registrable Securities (whether or not all Registrable Securities requested to be included were actually included) pursuant to Section 10.3 herein. Upon receipt of such written request by the Required Target Stockholders, Parent shall promptly notify in writing all other Target Stockholders of such request, and such other Target Stockholders shall have a period of ten (10) Business Days following such notice from Parent to notify Parent in writing whether such other Target Stockholders, or any of them, desire to have Registrable Securities held by them registered for sale to the public under the Securities Act. Thereafter, subject to the conditions, limitations and provisions set forth below in this Section 10.2(a) and in Section Section 10.2(b), 10.2(c) and 10.2(d) hereof, Parent shall, promptly following the expiration of such ten (10) Business Day period, prepare and file, and use its best efforts to prosecute to effectiveness, an appropriate filing with the Commission of a registration statement covering all of those Registrable Securities of the Required Target Stockholders and of such other Target Stockholders with respect to which registration under the Securities Act has been requested pursuant to this
                 Section 10.2(a). Notwithstanding anything to the contrary contained in this Section 10.2(a), Parent shall have no obligation of any kind whatsoever under this Section 10.2(a) with respect to any request to register Registrable Securities under the Securities Act unless the number of Registrable Securities requested to be registered for sale to the public under the Securities Act by the selling Target Stockholders (net of Registrable Securities that have been withdrawn from registration pursuant to the last two sentences of Section 10.2(c) below) represents at least thirty-three percent (33%) of the total number of Registrable Securities held by Target Stockholders.

                          (b) Notwithstanding anything to the contrary contained
                 in Section 10.2(a) above, Parent shall not be obligated to prepare or file any registration statement pursuant to Section 10.2(a) hereof, or to prepare or file any amendment or supplement thereto, at any time when Parent, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of Registrable Securities pursuant thereto, (a) would materially adversely affect a pending or proposed public offering of Parent Common Stock, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or any negotiations, discussions or pending proposals with respect thereto or (b) would materially adversely affect the business of Parent in view of the disclosures that may be required thereby of information about the business, assets, liabilities or operations of Parent not theretofore disclosed; provided, however, that the filing of a registration statement, or any supplement or amendment thereto, by Parent may be deferred pursuant to this Section 10.2(b) only for the minimum period of time necessary under the circumstances and in no event for more than an aggregate of one hundred twenty (120) calendar days within any period of twelve
                 (12) consecutive months.

                          (c) Parent shall be entitled to include in any
                 registration statement filed or to be filed by Parent pursuant to Section 10.2(a) above shares of Parent Common Stock to be sold by Parent for its own account, but if this causes the registration statement to be required to be on a Form S-1 (or comparable or successor form) then such Form S-1 may be a "shelf" registration under Rule 415 notwithstanding anything to the contrary in Section 10.2(a). If any offering pursuant to
                 Section 10.2(a) above shall be in the form of an underwritten offering, and the managing underwriter or underwriters of such offering, in good faith, advise Parent and the selling Target Stockholders in writing that in its or their opinion the aggregate amount of shares of Parent Common Stock requested to be included in such offering (including the Registrable Securities, any shares of Parent Common Stock to be offered for the account of Parent and any shares of Parent Common Stock to be offered for the account of any other security holders of Parent) would materially adversely affect the success of such offering or the price of the shares of Parent Common Stock to be offered, then Parent shall reduce the number of shares of Parent Common Stock to be included in such offering to the amount of Parent Common Stock which the managing underwriter or underwriters have advised can be sold in such offering, said reduction to be effected in the following order: (x) first, any or all shares of Parent Common Stock requested to be included in such offering by such other security holders of Parent, pro rata among such other stockholders in proportion to the number of shares of Parent Common Stock sought to be registered by such other security holders, (y) second, any or all shares of Parent Common Stock to be sold by Parent pursuant to such offering, and (z) third, any or all Registrable Securities requested to be included in such offering by the selling Target Stockholders pro rata among the selling Target Stockholders in proportion to the respective number of Registrable Securities sought to be registered by the selling Target Stockholders. The Target Stockholders proposing to distribute Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting. If any selling Required Target Stockholder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Parent and the managing underwriter or underwriters. The Registrable Securities so withdrawn shall also be withdrawn from registration.

                          (d) Notwithstanding anything in this Section 10.2 to
                 the contrary, Parent shall not be required to consummate more than an aggregate of two (2) offerings of Registrable Securities pursuant to Section 10.2(a) above as follows: not more than one (1) such offering during the period from the Closing Date up to and including the third anniversary thereof, and not more than one (1) such offering during the period after the third anniversary of the Closing Date up to and including the sixth (6th) anniversary thereof.

                          (e) In addition to the registration rights provided in
                 Section 10.2(a) above, subject to the limitations set forth in this Section 10.2(e) and to those in Section Section 10.2(b) and 10.2(c) above, mutatis mutandis, at any time, subject, however, to the provisions of Section 10.9 herein, beginning after the third anniversary of the Closing Date, and ending on the fifteenth anniversary of the Closing Date, Target Stockholders may notify Parent in writing that such Target Stockholders desire for Parent to cause Registrable Securities having an aggregate offering price of at least Two Hundred and Fifty Thousand Dollars ($250,000) (based on the then current public market price) to be registered for sale to the public pursuant to a registration statement on Form S-3 (or comparable or successor form) under the Securities Act, provided, however, that Parent shall not be obligated to cause any such registration statement to be a "shelf registration" made pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, Target Stockholders shall not be entitled to request that Parent register Registrable Securities for sale to the public at any time within one hundred twenty (120) days after the effective date of a registration statement filed by Parent with respect to which the Target Stockholders were given the opportunity to include Registrable Securities (whether or not all Registrable Securities requested to be included were actually included) pursuant to Section 10.3 herein. Upon receipt of such written request by the Required Target Stockholders, Parent shall promptly notify in writing all other Target Stockholders of such request, and such other Target Stockholders shall have a period of ten (10) Business Days following such notice from Parent to notify Parent in writing whether such other Target Stockholders, or any of them, desire to have Registrable Securities held by them registered for sale to the public under the Securities Act. Thereafter, subject to the conditions, limitations and provisions set forth below in this Section 10.2(e), and to those in Section Section 10.2.(b) and 10.2(c) above, mutatis mutandis, Parent shall, promptly following the expiration of such ten (10) Business Day period, prepare and file, and use its best efforts to prosecute to effectiveness, an appropriate filing with the Commission of a registration statement covering all of those Registrable Securities of Target Stockholders with respect to which registration under the Securities Act has been requested pursuant to this Section 10.2(e). Notwithstanding anything in this Section 10.2 to the contrary, Parent shall not be required to consummate more than an aggregate of three (3) offerings of Registrable Securities pursuant to this Section 10.2(e).

                 10.3. PIGGYBACK REGISTRATION. If at any time from and after the date which is two hundred forty (240) days after the Closing Date, subject, however, to the provisions of Section 10.9 herein, Parent proposes to file a registration statement under the Securities Act covering a proposed sale of its Parent Common Stock, whether for its own account or for the account of any other security holder or both (other than a registration statement on Form S-4 or S-8, or any form substituting therefor for shares of Parent Common Stock to be offered in a transaction of the type referred to in Rule 145 under the

         Securities Act or to employees of Parent pursuant to any employee benefit plan, respectively, and other than a registration statement filed in connection with an offering effected pursuant to Section 10.2(a) hereof), Parent shall give each Target Stockholder written notice of such proposed filing at least 20 Business Days prior to the anticipated filing date, and such notice shall offer each such Target Stockholder the opportunity to register such number of Registrable Securities as they may request, which request must be delivered to Parent in writing within ten (10) Business Days after the notice given by Parent. Parent shall use its best efforts to cause the Registrable Securities as to which registration shall have been so requested by the requesting Target Stockholders to be included among the shares of Parent Common Stock to be covered by the registration statement proposed to be filed by Parent pursuant to this Section 10.3. In the event that any such registration statement shall be, in whole or in part, an underwritten public offering, Parent shall use its best efforts to cause the managing underwriter or underwriters to include such Registrable Securities as to which registration shall have been so requested by the requesting Target Stockholders, all upon the same terms and conditions as the other shares of Parent Common Stock included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering, in good faith, determine that the total number of shares of Parent Common Stock which the requesting Target Stockholders, Parent and any other security holders of Parent intend to include in such offering would materially adversely affect the success of such offering or the price of the shares of Parent Common Stock to be offered, then Parent shall reduce the number of shares of Parent Common Stock to be included in such offering to the number of shares of Parent Common Stock which the managing underwriter or underwriters shall have advised can be sold in such offering, said reduction to be effected in the following order: (x) first, any or all shares of Parent Common Stock requested to be included in such offering by the Target Stockholders and any other security holders of Parent (other than security holders exercising demand registration rights), pro rata among the Target Stockholders and such other security holders in proportion to their respective numbers of shares of Parent Common Stock sought to be registered pursuant to such offering, (y) second, any or all shares of Parent Common Stock proposed to be sold by Parent pursuant to such offering and (z) any or all shares of Parent Common Stock requested to be included in such offering by security holders of Parent exercising demand registration rights, pro rata among such security holders in proportion to the number of shares of Parent Common Stock sought to be registered by each and in accordance with their respective priorities. In the event that the contemplated registration does not involve an underwritten public offering, the determination that the inclusion of any Registrable Securities requested to be included in such registration by the requesting Target Stockholders would have a material adverse effect on the success of such offering or the price of the shares of Parent Common

                 Stock to be offered shall be made in the good faith reasonable judgment of Parent's Board of Directors.

                 10.4. FURTHER OBLIGATIONS OF PARENT. Whenever Parent is required to register Registrable Securities under this Agreement, it agrees that it shall also do the following:

                          (a) prepare and file with the Commission a
                 registration statement on Form S-3 or Form S-1 as the case may be for registrations pursuant to Section 10.2(a), and on Form S-3 for registrations pursuant to Section 10.2(e), with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such Registrable Securities by the Target Stockholders thereof, provided, however, that in the event of a shelf registration such period shall not be longer than the third anniversary of the effective date of such registration statement, and provided further that in the case of other registrations such period shall not be longer than one hundred eighty (180) days from the effective date of such registration statement, unless, in either such case, Parent otherwise agrees in its sole discretion;

                          (b) prepare and file with the Commission such
                 amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective;

                          (c) furnish to each Target Stockholder offering
                 Registrable Securities under such registration statement such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus complying with the requirements of the Securities Act, as such Target Stockholder may reasonably request; and

                          (d) register or qualify the Registrable Securities
                 covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the underwriter or manager shall request or in the event that the registration does not involve an underwritten public offering as each such Target Stockholder shall reasonably request; provided that Parent shall not be obligated to register or qualify such Registrable Securities in any jurisdiction in which such registration or qualification would require Parent to qualify as a foreign corporation or file any general consent to service of process where it is not then so qualified or otherwise required to be qualified or has not theretofore so consented.

                 10.5. HOLDBACK AGREEMENT. If any registration of any Parent Common Stock shall be made by Parent with the Commission in connection with an underwritten public offering of such Parent Common Stock, each such Target Stockholder agrees (and shall enter into an agreement which shall so state), if requested by the managing underwriter or underwriters, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any shares of Parent Common Stock or any other equity security of Parent or of any security convertible into or exchangeable or exercisable for Parent Common Stock or any such other equity security of Parent (in each case, other than as part of such underwritten public offering) within ten days before or three hundred sixty-five (365) days after the effective date of the registration statement filed in connection with such underwritten offering, provided, however, that all 5% stockholders of Parent and the then-serving officers and directors of Parent who are not also Target Stockholders shall so agree for a like period.

                 10.6.     EXPENSES; LIMITATIONS ON REGISTRATION.

                          (a) All expenses incurred in complying with this
                 Section 10, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Parent, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to
                 Section 10.4(d) hereof, shall be paid by Parent, except that Parent shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter or any Target Stockholder (other than up to $10,000 for one firm of attorneys to represent all selling Target Stockholders in connection with each registration statement hereunder) in respect of the Registrable Securities sold by any selling Target Stockholders.

                          (b) It shall be a condition precedent to the
                 obligation of Parent to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered at the request of any Target Stockholder that such Target Stockholder shall furnish to Parent or the underwriters such information regarding the Target Stockholder and the Registrable Securities held by such Target Stockholder as Parent or the underwriters shall reasonably request and shall be required in connection with the action taken by Parent.

                 10.7.     INDEMNIFICATION AND CONTRIBUTION.

                          (a) Indemnification by Parent. In the event of any
                 registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Parent shall indemnify and hold harmless each Target Stockholder of such Registrable Securities, such Target Stockholder's directors, officers, employees and agents, each underwriter who participated in the offering of such Registrable Securities and each other Person, if any, who controls such Target Stockholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Target Stockholder or any such director, officer, employee or agent or underwriter or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Target Stockholder or such director, officer, employee or agent or underwriter or controlling Person for any legal or any other expenses reasonably incurred by such Target Stockholder or such director, officer, employee or agent or underwriter or controlling Person in connection with investigating or defending, settling or satisfying any such loss, claim, damage, liability, expense or action; provided, however, that Parent shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or any omission or alleged omission made in such registration statement, preliminary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to Parent by such Target Stockholder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Target Stockholder or such director, officer, employee or agent or underwriter or controlling Person, and shall survive the transfer of such Registrable Securities by such Target Stockholder.

                          (b) Target Stockholders' Indemnification. In
                 connection with any registration statement in which a Target Stockholder is participating, each such Target Stockholder will furnish to Parent in writing such information as shall reasonably be requested by Parent for use in any such registration statement or prospectus and shall severally and not jointly indemnify, to the extent permitted by law, Parent, its directors, officers, employees and agents, each underwriter and each Person, if any, who controls Parent or such underwriter within the meaning of the Securities Act (collectively, the "Indemnitees"), against any losses, claims, damages, liabilities and expenses (under the Securities Act, at common law or otherwise) caused by or resulting from any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed by Parent under the Securities Act, or any prospectus or preliminary prospectus included therein (in each case as amended or supplemented), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information furnished in writing by such Target Stockholder for use therein, and such Target Stockholder shall reimburse the Indemnitees for any legal and any other expenses reasonably incurred in connection with investigating or defending, settling or satisfying any such loss, claim, damage, liability or expense; provided, however, that the obligations of such Target Stockholders hereunder shall be limited to an amount equal to the proceeds to each Target Stockholder of Registrable Securities sold in connection with such registration.

                          (c) Contribution. If the indemnification provided for
                 in this Section 10.7 from the indemnifying party (which term shall, for purposes of this Section 10.7, include all indemnifying parties if there be more than one) is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 10.7(c) as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                          The parties hereto agree that it would not be just and
                 equitable if contribution pursuant to this Section 10.7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Target Stockholders under this Section 10.7(c) to contribute shall be several and not joint.

                          (d) Indemnification Procedures. Promptly after receipt
                 by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.7(d) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, if the counsel selected by the Representatives concludes that such counsel has a conflict of interest due to the existence of conflicting or different defenses available to the Indemnifying Parties and the Indemnified Parties with respect to such action, suit or proceeding, the reasonable fees and expenses of one firm of separate counsel for all Indemnified Parties shall be paid by the Indemnifying Parties.

                 10.8. BENEFITS; ASSIGNMENT. The provisions of this Section 10 shall inure to the benefit of and be binding upon each Target Stockholder and its, his or her heirs and successors. Whether or not any express assignment has been made by any Target Stockholder of such Target Stockholder's rights under this Section 10, the provisions of this Section 10 that are for the benefit of such Target Stockholder are also for the benefit of all transferees who acquire

         Registrable Securities from such Target Stockholder, and the applicable provisions of this Section 10 that bind such Target Stockholder shall bind all transferees who acquire Registrable Securities from such Target Stockholder, provided, however, that such transferee acquires at least fifteen percent (15%) of the amount of Registrable Securities initially issued to such Target Stockholder pursuant to this Agreement, and provided further that such transferee executes and delivers to Parent a counterpart signature page to this Agreement in the form attached as Exhibit G to this Agreement.

                 10.9. TERMINATION OF REGISTRATION RIGHTS. Notwithstanding anything in this Agreement to the contrary, the registration rights provided to the Target Stockholders (and their qualified transferees pursuant to Section 10.8 above) pursuant to this Section 10 shall terminate and be of no further force or effect (i) as to particular Registrable Securities, when such Registrable Securities may be publicly sold without restriction under Rule 144 under the Securities Act, or (ii) as to any particular Target Stockholder and/or a qualified transferee pursuant to Section 10.8 above, at such time as (and only so long as) such Target Stockholder, and/or such qualified transferee pursuant to Section 10.8 above, holds of record less than fifteen percent (15%) of the aggregate amount of Registrable Securities issued to such Target Stockholder pursuant to Section 2.1, Section 2.2 and/or
         Section 2.3 of this Agreement.

         11. SURVIVAL AND MATERIALITY OF REPRESENTATIONS. Each of the representations and warranties made by the parties hereto shall survive the Closing Date and Effective Date and consummation of the transactions contemplated hereby. Notwithstanding the foregoing, the representations and warranties of the parties hereto shall expire and have no further force or effect on the first anniversary of the Effective Date. Any claims made under or with respect to such representations and warranties on or before the first anniversary of the Effective Date shall survive until, and only for purposes of, resolution of such claims in accordance with the Escrow Agreement and this Agreement.

         12. TAX CONSEQUENCES TO THE PARTIES. Parent and Acquirer, on the one hand, and Target, on the other, understand and agree that neither Parent and Acquirer, on the one hand, nor Target, on the other, are making any representation or warranty as to the tax consequences of this Agreement and the events and actions contemplated hereby. Nonetheless, all parties hereto agree to report the transactions contemplated hereby on their respective federal income tax returns as a tax-free reorganization under Section 368 (a)(2)(D) of the Code.

         13. TERMINATION: LIABILITIES CONSEQUENT THEREON. This Agreement, the Related Agreements and (if executed) the Agreements of Merger may be terminated and the Merger contemplated hereby abandoned at any time prior to the Effective Date (whether before or after approval of the Merger by the Target Stockholders or by Parent as sole stockholder of Acquirer or by the stockholders of Parent) only as follows:

                          (a) by Parent or Acquirer, upon notice to Target if
                 (i) Target shall be in material breach of its obligations hereunder and shall not have cured such breach within a period of fifteen (15) days after written notice from Parent or Acquirer or (ii) if the conditions set forth in Section 6 shall not have been satisfied, or waived by Parent, on or prior to October 31, 1995; or

                          (b) by Target, upon notice to Parent, if (i) Parent or
                 Acquirer shall be in material breach of its obligations hereunder and shall not have cured such breach within a period of fifteen (15) days after written notice from Target or (ii) if the conditions set forth in Section 7 shall not have been satisfied, or waived by Target, on or prior to October 31, 1995; or

                          (c) at any time by mutual agreement of the Boards of
                 Directors of Parent and Target.

Any termination pursuant to this Section 13 shall be without liability on the part of any party thereto.

         14.     INDEMNIFICATION.

                 14.1.    BY TARGET'S STOCKHOLDERS.

                          (a) If the Closing occurs, the Target Stockholders,
                 severally and not jointly (the "Indemnifying Parties"), agree to indemnify and hold Parent and Acquirer and their respective directors, officers, employees, shareholders and affiliates (the "Indemnified Parties") harmless from and with respect to any and all claims, liabilities, losses, damages, costs and expenses, including without limitation reasonable fees and disbursements of counsel ("Damages"), related to or arising out of (i) any failure or any breach of any representation or warranty of Target or any failure to perform any covenant, obligation, undertaking or agreement of Target contained in this Agreement (including any Schedules hereto) and (ii) fraud of Target.

                          (b) On the Closing Date, Parent shall deliver to the
                 Escrow Agent certificates (issued in the respective names of the Target Stockholders (other than the holders seeking appraisal rights under Delaware law)) certificates representing the Escrowed Shares for the purpose of securing the several indemnification obligations of the Target Stockholders set forth in this Agreement. The Escrowed Shares shall be held by the Escrow Agent under the Escrow Agreement pursuant to the terms hereof and thereof. The Escrowed Shares shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes and in accordance with the terms of this Agreement and the Escrow Agreement.

                          (c) The adoption of this Agreement and the approval of
                 the Merger by the Target Stockholders shall constitute approval by the Target Stockholders of the Escrow Agreement and of all of the arrangements relating hereto and thereto, including without limitation (i) the placement of the Escrowed Shares in escrow, (ii) the appointment of the Representatives (as hereinafter defined) and (iii) the authority of the Representatives to defend and/or settle any claims for which the Target Stockholders may be required to indemnify the Indemnified Parties pursuant to this Section 14. All decisions and actions by the Representatives shall be binding upon all Target Stockholders and no Target Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

                 14.2.    METHOD OF ASSERTING CLAIMS.

                          (a) All claims for indemnification by an Indemnified
                 Party pursuant to this Section 14 shall be made in accordance with the provisions of the Escrow Agreement and this Agreement.

                          (b) The Indemnified Parties shall give prompt written
                 notification to the Representatives of the commencement or threatened commencement of any action, suit or proceeding (and the facts constituting the basis therefor) or any other basis for which indemnification pursuant to this Section 14 may be sought. In the event of any such claim for indemnification hereunder, the notice shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom.

                          (c) Within 20 days after delivery of such
                 notification, the Representatives may, upon written notice thereof to the Indemnified Parties, assume control of the defense of any action, suit or proceeding brought by any person other than the Indemnified Parties with counsel reasonably satisfactory to the Indemnified Parties. If the Representatives do not so assume control of such defense, the Indemnified Parties shall control such defense. The party not controlling such defense may participate therein at its own expense; provided that if the Representatives assume control of such defense and the counsel selected by the Representatives concludes that such counsel has a conflict of interest due to the existence of conflicting or different defenses available to the Indemnifying Parties and the Indemnified Parties with respect to such action, suit or proceeding, the reasonable fees and expenses of one firm of separate counsel for all Indemnified Parties shall be paid by the Indemnifying Parties. The party controlling such defense shall keep the other party advised of the status of such action, suit or proceeding and the defense thereof and shall consider in good faith recommendations made by the other party with respect thereto. The Indemnified Parties shall not agree to any settlement of such action, suit or proceeding without the prior written consent of the Representatives, which shall not be unreasonably withheld. The Representatives shall not agree to any settlement of such action, suit or proceeding without the prior written consent of the Indemnified Parties, which shall not be unreasonably withheld.

                 14.3.    LIMITATIONS.

                          (a) Except as otherwise provided in Section 14.3(b),
                 Section 14.3(c) and in Section 10.7, no claim may be brought hereunder after the first anniversary of the Effective Date and the maximum liability of each Target Stockholder under this
                 Section 14 and the Escrow Agreement shall not exceed an amount equal to the fair market value of the Escrowed Shares issued in the name of such Target Stockholder. The Target Stockholders shall not be liable under this Section 14 unless and until, and only to the extent that, the aggregate amount of Damages exceeds $65,000.

                          (b) Except with respect to claims based on fraud
                 and/or brought pursuant to Section 10.7, the rights of the Indemnified Parties under this Section 14 shall be the exclusive remedy of the Indemnified Parties with respect to claims resulting from or relating to any misrepresentation, breach of warranty or failure to perform any covenant or agreement of Target or any Target Stockholders contained in this Agreement.

                          (c) Notwithstanding anything in this Agreement to the
                 contrary, including but not limited to the provisions in
                 Section 3.35, the Indemnified Parties may bring claims based on fraud (i) of Target pursuant to the provisions of Section 14.1 hereof, and (ii) of Target or any other party or parties who shall have acted fraudulently, in each case at any time prior to the expiration of the applicable statute of limitations with respect to such claims based on fraud and there shall be no limitation whatsoever with respect to liability for such claims based on fraud as against the party or parties who shall have acted fraudulently. For purposes hereof, the fraud of any principal officer of Target with respect to Target shall be deemed to be the fraud of Target (it being acknowledged and agreed that this sentence in no way diminishes or reduces the rights of the Indemnified Parties as set forth in the immediately preceding sentence with respect to the liability of an individual Target Stockholder (including Target Stockholders who are also principal officers of Target) for his or her own fraud individually).

                 14.4.    APPOINTMENT OF REPRESENTATIVES.

                          (a) Target and the Target Stockholders appoint Paul
                 Epstein and Patrick Phillipps (the "Representatives" and each a "Representative") to represent the Target Stockholders for the purposes specified in this Agreement.

                          (b) The Representatives shall not be liable for any
                 error of judgment, or any action taken, suffered or omitted to be taken hereunder except in the case of bad faith, nor shall they be liable for the default or misconduct of any employee, agent or attorney appointed by them who shall have been selected with reasonable care. The Representatives may consult with counsel of their own choice and shall have full and complete authorization and protection for any action taken or suffered by them hereunder in good faith or in accordance with the opinion of such counsel.

                          (c) The Representatives (or any successor
                 Representatives hereunder) may at any time resign and be discharged of the duties imposed hereunder by giving at least 15 days' prior notice to the Target Stockholders, in which event, or upon the death or legal disability of any Representative, the Target Stockholders shall appoint a successor Representative by written consent of the holders of a majority of the Target Common Stock at the Effective Date ("Pro Rata Shares").

                          (d) The Target Stockholders shall reimburse the
                 Representatives for all out-of-pocket expenses, disbursements and advances (including reasonable attorneys' fees) incurred by the Representatives in connection with the performance of their duties as Representatives, but not for any salary or other charge for Representatives' services hereunder. All fees, expenses, disbursements and advances payable hereunder shall be borne ratably by the Target Stockholders in accordance with their respective Pro Rata Shares. The Representatives shall have the right to reimbursement from the Escrowed Shares for such fees, expenses, disbursements and advances due the Representatives hereunder if not paid by the Target Stockholders in cash, but only at such time as the remaining Escrowed

                 Shares, if any, may be distributed to the Target Stockholders in accordance with the terms of the Escrow Agreement.

                          (e) The Target Stockholders shall indemnify the
                 Representatives for, and hold them harmless against, any loss, liability or expense (including but not limited to, reasonable attorneys' fees) incurred without bad faith on the part of the Representatives arising out of or in connection with the acceptance of, or the performance of their duties and obligations as Representatives, as well as the reasonable costs and expenses of defending themselves against any claim or liability arising out of or relating to the Escrow Agreement. The Representatives shall have the right to reimbursement from the Escrowed Shares for the amounts due hereunder if not paid by the Target Stockholders in cash, but only at such time as the remaining Escrowed Shares, if any, may be distributed to the Target Stockholders in accordance with the terms of the Escrow Agreement.

                          (f) All actions of the Representatives under this
                 Section 14 or under Section 2.2 hereof may be taken by either Representative individually or both Representatives jointly, except that each Representative agrees not to take any action singly unless it is impracticable under the circumstances to first consult with the other Representative.

         15.     EXPENSES.

                 (a) All expenses incurred by Target or any Target Stockholder in connection with the preparation and execution of this Agreement and the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby shall be borne by Target. All expenses incurred by Parent or Acquirer shall be borne by Parent.

                 (b) Notwithstanding the foregoing, if the Merger does not occur solely because the stockholders of either Parent or Target do not vote in favor thereof (except where such unfavorable vote of the stockholders of a party is due to the breach of this Agreement by the other party hereto or if the Board of Directors of such party withdraws its recommendation in favor of the Merger because it has determined in good faith, after consultation with its outside legal counsel, that it must do so in order to comply with its fiduciary duties under applicable law), then, assuming the other party has obtained the requisite stockholder approval and has otherwise performed all of its obligations hereunder, the party failing to obtain such stockholder approval shall reimburse the other party for all of the fees and expenses incurred by such other party in connection with the negotiation and preparation of this Agreement, the Agreements of Merger, the Related Agreements, and the transactions contemplated hereby and thereby (including but not limited to reasonable attorneys' fees and disbursements) up to an aggregate of Seventy-Five Thousand Dollars ($75,000).

                 (c) Notwithstanding the foregoing, if Parent withdraws the Proxy Statement from the Commission (except where such withdrawal of the Proxy Statement is due to the breach of this Agreement by Target or if Parent's Board of Directors has determined in good faith, after consultation with its outside legal counsel, that the Proxy Statement must be withdrawn in order to comply with its fiduciary duties under applicable law), then Parent shall reimburse Target for all of the fees and expenses incurred by Target in connection with the negotiation and preparation of this Agreement, the Agreements of Merger, the Related Agreements, and the transactions contemplated hereby and thereby (including but not limited to reasonable attorneys' fees and disbursements) up to an aggregate of Seventy-Five Thousand Dollars ($75,000).

         16.     CERTAIN DEFINITIONS.

                 As used herein the following terms not otherwise defined have the following respective meanings:

                 "Indebtedness" (a) All indebtedness for borrowed money, whether current or long-term, or secured or unsecured, (b) all indebtedness of the deferred purchase price of property or services represented by a note or security agreement, (c) all indebtedness created or arising under any conditional sale or other title retention agreement (even though the rights and remedies of the seller or lender under such agreement in the event of default may be limited to repossession or sale of such property), (d) all indebtedness secured by a purchase money mortgage or other lien to secure all or part to the purchase price of property subject to such mortgage or lien, (e) all obligations under leases that have been or must be, in accordance with GAAP, recorded as capital leases in respect of which it is liable as lessee,
         (f) any liability in respect of banker's acceptances or letters of credit, and (g) all indebtedness of Target, the Target Stockholders or any other Person that is guaranteed by Target or that Target has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which Target has otherwise assured a creditor against loss.

                 "Person": means any natural person, entity, or association, including without limitation any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture, or proprietorship.

                 "Related Agreements": means the Escrow Agreement, the Invention and Non-Disclosure Agreements, the Non-Competition Agreements and the Target Stockholder Representation Certificates.

                 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                 "Tax": Any federal, state, local, or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, intangibles, social security, unemployment, disability, payroll, license, employee, or other tax or levy, of any kind whatsoever, including any interest, penalties, or additions to tax in respect of the foregoing.

                 "Tax Return": Any return, declaration, report, claim for refund, information return, or other document (including any related or supporting estimates, elections, schedules, statements, or information) filed or required to be filed in connection with the determination, assessment, or collection of any Tax or the administration of any laws, regulations, or administrative requirements relating to any Tax.

         17.     MISCELLANEOUS PROVISIONS.

                 17.1. AMENDMENTS. This Agreement may be amended in any manner and at any time prior to the submission of this Agreement to the Target Stockholders and the stockholders of Parent, and, after such submission, may be amended to extend the Closing Date and termination date referred to in Section 13 or to make other amendments which, in the opinion of the respective counsel for Parent and Target, do not substantially alter the terms hereof, by written instrument stating that it is an amendment of this Agreement executed by Parent, Acquirer and Target and approved by the Boards of Directors of Acquirer and Target.

                 17.2. NOTICES AND REPRESENTATIVES. Any notice expressly provided for under this Agreement shall be in writing, shall be given either manually or by written telecommunication, fax or mail, and shall be deemed sufficiently given when received by the party to be notified at its address set forth below or if and when mailed by registered mail, postage prepaid, addressed to such party at such address. Any party and any representative designated below may, by notice to the others, change its address for receiving such notices.

                 Address for notices to Parent and Acquirer:

                          James W. Hobbs, President
                          Samuel M. Stein, CFO
                          Luxtec Corporation
                          326 Clark Street
                          Worcester, MA  01606-1214

                 with a copy to:

                          Victor J. Paci, Esq.
                          Donald P. Richards, Esq.
                          Bingham, Dana & Gould
                          150 Federal Street
                          Boston, MA  0110

                 Address for notices to Target:

                          c/o Paul Epstein
                          95 Clinton Road
                          Brookline, MA 02146

                 Address for notices to Representatives:

                          Paul Epstein
                          95 Clinton Road
                          Brookline, MA  02146

                          Patrick G. Phillipps
                          224 Old County Road
                          Lincoln, MA  01773

                 Address for notices to Target Stockholders:

                          At his, her or its address last provided by or with respect to such Target Stockholder in each case with a copy to:

                          David A. Westenberg, Esq.
                          Hale and Dorr
                          60 State Street
                          Boston, MA  02109

                 17.3. ASSIGNMENT AND BENEFITS OF AGREEMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties of their respective successors, but may not be assigned by any of the foregoing without the written consent of the others. Except as aforesaid, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and Target Stockholders and their said successors and assigns, any rights under or by reason of this Agreement.

                 17.4. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and rights of the parties shall be governed by, the internal laws of the Commonwealth of Massachusetts (without reference to principles of conflicts or choice of law that would cause the application of the internal laws of any other jurisdiction).

                 17.5. SUBMISSION TO JURISDICTION; WAIVERS. PARENT AND EACH OF THE TARGET STOCKHOLDERS (BY APPROVAL OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY), FOR ITSELF AND ON BEHALF OF ITS SUCCESSORS, ASSIGNS AND TRANSFEREES, HEREBY IRREVOCABLY AND
         UNCONDITIONALLY:

                        (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL
                 ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF MASSACHUSETTS, AND APPELLATE COURTS FROM ANY THEREOF;

                        (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE
                 BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                          (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH
                 ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED NAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, AT ITS ADDRESS AS PROVIDED IN
                 Section 17.2 HEREOF OR AT SUCH OTHER ADDRESS AS IT SHALL HAVE NOTIFIED EACH OF THE OTHER PARTIES HERETO IN THE MANNER PROVIDED IN Section 17.2 HEREOF;

                          (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT
                 TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW; AND

                          (v) WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR
                 PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

                 17.6. COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                 17.7. SECTION HEADINGS. All enumerated subdivisions of this Agreement are herein referred to as "Section ." The headings of sections or subsections are for reference only and shall not limit or control the meaning thereof.

                 17.8. PUBLIC STATEMENTS OR RELEASES. The parties hereto each agree that no party to this Agreement shall make, issue or release any public announcement, statement or acknowledgment of the existence of, or reveal the status of, the transactions provided for herein, without first obtaining the consent of the other parties hereto. Nothing contained in this Section 17.8 shall prevent any party from making such public announcements as such party may consider necessary in order to satisfy such party's legal or contractual obligations.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as an instrument under seal as of the date and year first above written.

                                           PARENT:

                                           LUXTEC CORPORATION

                                           By:
                                              ----------------------------------
                                             James W. Hobbs
                                             President & Chief Executive Officer

                                           ACQUIRER:

                                           LUXTEC CD ACQUISITION CO. INC.

                                           By:
                                              ----------------------------------
                                             James W. Hobbs
                                             President & Chief Executive Officer

                                           TARGET:

                                           CARDIODYNE, INC.

                                           By:
                                              ----------------------------------
                                                   Patrick G. Phillipps
                                                   President

                                           REPRESENTATIVES:

                                           -------------------------------------
                                           Paul Epstein

                                           -------------------------------------
                                           Patrick G. Phillipps

                    Disclosure Schedules of CardioDyne, Inc.




Schedule 3.5

          1.  Incentive Stock Option Agreements with Alan Greene,
Robert R. Macdonald and Dr. Jess Weiss.

          2. CardioDyne has entered into an employment letter, dated December 1, 1993, with Alan Greene, pursuant to which CardioDyne may pay Mr. Greene's salary and sales commissions through the issuance of shares of Common Stock.

          3.  Convertible Promissory Notes as follows:

              (a) Convertible Promissory Note dated December 21, 1994 in the amount of $25,000 issued to G&G Diagnostics Fund, L.P. III by CardioDyne.

              (b)   Convertible Promissory Note dated January 5,
1995 in the amount of $25,000 issued to Elena R. Jespersen
(formerly known as Marsha R. Jespersen) by CardioDyne.

              (c) Convertible Promissory Note dated November 30, 1994 in the amount of $12,500.20 issued to Laura and Mark Epstein-Norris by CardioDyne.

              (d) Convertible Promissory Note dated November 30, 1994 in the amount of $12,500.20 issued to Ruth Epstein and Mark
Shafir by CardioDyne.

     CardioDyne is accruing and will pay interest on the foregoing Convertible Promissory Notes at an annual interest rate of 8% although the stated interest rate is "the minimum rate necessary from time to time to avoid imputation of interest under Internal Revenue Service regulations".

Schedule 3.7

     Attached as Schedule 3.7(A) are the following unaudited financial statements of CardioDyne:

          1.  Balance sheets as of December 31, 1992, 1993 and
1994.

          2. Statements of income and stockholders' equity and changes in financial position for the fiscal years ended
December 31, 1992, 1993 and 1994.

          3. Balance sheet as of March 31, 1995 and statement of operations for the quarter ended March 31, 1995.

Schedule 3.8

          1. CardioDyne has incurred and continues to incur losses from operations.

          2.  Elena R. Jespersen (formerly known as Marsha R.
Jespersen) has loaned CardioDyne $25,000 pursuant to a Convertible Promissory Note. See Schedule 3.5.

          3. CardioDyne has incurred and continues to incur liabilities to Hale and Dorr and Fish & Richardson for legal services and associated disbursements.

          4. CardioDyne has entered into a letter of intent and a License Agreement with Speidel + Keller GmbH & Co.

          5.  David G. Tweed resigned as CardioDyne's Vice
President of Engineering in late 1994 but remains a director of CardioDyne.

Schedule 3.9

     See Schedule 3.18.

Schedule 3.10

          1. CardioDyne has accrued but not paid salaries as follows: (i) 2/7 of the salary of each of Paul Epstein, Mary Epstein, Patrick G. Phillipps and Alan Greene was accrued but not paid for the months of January and February 1995 and (ii) since March 1, 1995, CardioDyne has accrued but not paid salaries to any of its employees. As of April 30, 1995 accrued salaries totalled $90,332.68.

          2.  Also see Schedule 3.8.

Schedule 3.12(a)

     None.

Schedule 3.12(g)

     CardioDyne has requested extensions of the time for filing its federal and state tax returns for the year ended December 31, 1994.

Schedule 3.12(m)

     CardioDyne has not accrued any FICA or medicare withholding with respect to accrued salaries.

Schedule 3.12(t)

     Upon consummation of the Merger, all outstanding and unvested stock options will be accelerated, which may constitute "excess parachute payments" under Section 280G of the Code.

Schedule 3.15

     CardioDyne does not now maintain and has never maintained workers' compensation insurance.

Schedule 3.16

          1.  Employment letter with Alan Greene dated December 1,
1993.

          2.  Letter of intent and License Agreement with Speidel
+ Keller GmbH & Co.

          3. 1994 Stock Option Plan and option agreements thereunder.

          4.  The purchase orders attached as Schedule 3.16(A).

          5. Purchase and related agreements with investors in CardioDyne as follows:

              a.  Letter agreement between CardioDyne and G&G
Diagnostics Fund, L.P. III, dated October 21, 1992.

              b. Letter agreement between CardioDyne and Laura and Mark Epstein-Norris, dated October 21, 1992.

              c.  Letter agreement between CardioDyne and Ruth
Epstein and Mark Shafir, dated October 21, 1992.

              d. Right of First Refusal and Co-Sale Agreement between CardioDyne and the persons and entities listed on the signature pages thereto, dated October 21, 1992.

              e. Subscription Agreements dated January 25, 1994 between CardioDyne and the following persons or entities: Laura and Mark Epstein-Norris, Ruth Epstein and Mark Shafir, Alan

Greene, G&G Diagnostics Fund, L.P. III, Mary Epstein, Paul
Epstein, Patrick G. Phillipps, David G. Tweed, Elena R. Jespersen
(formerly known as Marsha R. Jespersen) and Rodney Berens.

          6.  OEM License Agreement with Nellcor Incorporated.

          7. Non-Disclosure Agreements with Mutoh Novatek, Inc., Quinton Instrument Company, Cortronic Corporation, Nellcor Incorporated (dated December 14, 1990), Nellcor Incorporated (dated March 18, 1991), Marquette Electronics, Inc., A&D Medical, Mr. Neil Dowling, Speidel + Keller GmbH & Co., the KETRON division of The Bionetics Corporation and Graphic Control Corporation.

          8.  Invention and Non-Disclosure Agreements with Paul
Epstein, Mary Epstein, Patrick G. Phillipps, David G. Tweed and
Alan Greene.

          9.  Invention and Non-Disclosure Agreements with Nan
Bulger, Andover Technology, Inc., Sherry Grobstein and Eric
LaWhite.

         10.  Patent assignments for CardioDyne's two patents.
See Schedule 3.19.

         11. Stock Restriction Agreements with David G. Tweed and Robert R. Macdonald.

Schedule 3.18

          1. The Tektronix oscilloscope used in CardioDyne's business is provided by Patrick G. Phillips and will be retained by Mr. Phillipps from and after the Merger.

          2. The fax machine used in CardioDyne's business is provided by Paul and Mary Epstein and will be retained by them from and after the Merger.

          3. CardioDyne currently utilizes the residence of Paul and Mary Epstein without charge. CardioDyne's business and assets must be removed from such residence promptly following the Effective Time.

          4.  Indemnification provisions in CardioDyne's
Certificate of Incorporation.

          5.  Also see Schedules 3.10 and 3.16.

Schedule 3.19(a)

          1.  CardioDyne owns the following patents:

Patent No.     Date of Issuance        Title

5,003,605      March 26, 1991          Electronically Augmented
                                       Stethoscope with Timing
                                       Sound

5,392,781      February 28, 1995       Blood Pressure Monitoring
                                       in Noisy Environments

          2.  CardioDyne uses the unregistered trademarks
"CardioDyne" and "Kinetorr".

          3.  License Agreement with Speidel + Keller GmbH & Co.

Schedule 3.19(b)

          1.  See Schedule 3.16 for a list of consultants.

          2.  List of software used in business:

Name            Author              Description

EASY-CUFF       R. McKnight         This is the operating
(6-12-94)                           software for the EasyCuff
                                    monitor.  It's written in
                                    assembly language for the
                                    80C31 microprocessor.

B6D2.BAS        Phillipps/Tweed     This is the current source
                                    code for the Kinetorr.  It's
                                    written in "PowerBasic", a
                                    high level, compiled basic.
                                    Earlier versions of this
                                    program include B6C1, 2, 3,
                                    3b, 3c, 3d1.

B6D2.EXE                            Compiled version of B6D2.BAS

LDC15C.BAS      Phillipps/Tweed     This is the current source
                                    code for the Kinetorr PC.
                                    It's written in PowerBasic.
                                    Earlier versions of this
                                    program include LDC1, 11, 13.

LDC15C.EXE                          Compiled version of LDC15.BAS.

MPM11.BAS       Phillipps/Tweed     This is the current source
                                    code for the Kinetorr PC Plus.
                                    It's written in PowerBasic.
                                    Earlier version of this
                                    program includes MPM10.

MPM11.EXE                           Compiled version of MPM11.BAS

TRANSDCR.DWG    LaWhite             CAD/CAM files for the
TRANSDCR.DXF                        transducer housing mold.

          3. On or about December 1992, CardioDyne executed a joint (patent) disclosure with William New for a novel blood pressure monitoring technique. No further work has been done by CardioDyne or, to CardioDyne's Knowledge, by Dr. New to develop a blood pressure monitor or related device using the technique disclosed. No effort has been made to obtain a patent on this technique or to determine whether it infringes on existing patented technologies. There is no agreement between CardioDyne and Dr. New as to who would fund the research, development, sales and marketing expenses for developing and commercializing the technique or as to how any rights or proceeds from this technique would be apportioned if it were successfully pursued commercially. It is not possible, given that the technique disclosed has not been evaluated for technical feasibility, market demand, competing technologies, possible patent infringement or in any other way, to state whether the technique has any tangible worth and/or whether it can be implemented. Devices based on this technique would not constitute CNIMT Products under the Agreement.

Schedule 3.19(c)

     None.

Schedule 3.19(d)

     None.

Schedule 3.22

Bank:                     U.S. Trust

Bank Accounts:            Business Checking Account #8891303515
                          Business Money Market #8818014512

Signatories on Accounts:  Any one of:
                          Paul Epstein
                          Mary Epstein
                          Patrick G. Phillipps

Schedule 3.23

     CardioDyne holds FDA Section 510(k) approval for the marketing of its Kinetorr and Kinetorr PC blood pressure monitors.

Schedule 3.25

          Name                          Amount
     Fish & Richardson                  $36,730
     MEMTRON Technology                 $10,791

Schedule 3.26

Annual salaries as of April 30, 1995:

     Paul Epstein                       $70,000
     Patrick G. Phillipps               $70,000
     Mary Epstein (1/3 of Annual
          Salary of $70,000)            $23,333
     Alan Greene                        $60,000

Schedule 3.29

     1. Additional FDA approvals will be required for any future CardioDyne products and all CardioDyne products must be manufactured in accordance with the FDA's Good Manufacturing
Practices.

     2. CardioDyne has not met the delivery dates specified in any of its purchase orders and does not expect to meet the delivery dates specified in the License Agreement with Speidel +
Keller GmbH & Co.

                                SCHEDULE 3.7(A)

                                CARDIODYNE, Inc.
                                 BALANCE SHEET
                                 31 March 1995
                           (Preliminary & Unaudited)

ASSETS:
  Cash & Bank Accounts                                  $   7,949
  Patents                                               $ 116,321
  Capital Equipment (Net of Depr.)                      $   1,121
                                                        ---------
               Total Assets                                           $125,391
                                                                      ========

LIABILITIES:
  Withheld & Accr. Taxes                                $   1,289
  Accrued Payroll                                       $  71,222
  Convertible Notes                                     $  76,639
                                                        ---------
               Total Liabilities                                      $149,149

 STOCKHOLDERS INVESTMENT
    Stockholders' Investment*                           $ 842,200
     *This amount does not include unbooked payroll
       to founders from inception through Oct. 15/92
       (app. 10 person years), which founders
       contributed.

    Operating Loss (1989-1992)                           $(149,755)
    Operating Loss 1993                                  $(255,715)
    Operating Loss 1994                                  $(388,276)
    Operating Loss 1995                                  $ (72,213)
                                                         ---------

 Stockholders' Equity                                                 $(23,759)
                                                                      --------

 Liabilities & Equity                                                 $125,391
                                                                      --------

                                CARDIODYNE, Inc.
                             Statement of Operations
                          From Jan. 1 to March 31, 1995
                            (Preliminary & Unaudited)

                                                         Jan. 1 to March 31
                                                      -------------------------
EXPENSES
   Payroll                                            $ 55,333
   Payroll Taxes                                      $  3,131
   Taxes Other                                        $    591
   Parts & Matrls.                                    $    637
   Marketing Exp.                                     $  4,262
   Supplies & Exp.                                    $    315
   Telephone                                          $    228
   Legal & Accounting                                 $  5,290
   Interest Exp                                       $  1,419
   Travel & Entertainment                             $    772
   Misc. Exp                                          $     65
Expenses not using Cash:
   Amort. & Depr. Expense                             $    170
                                                      --------
Total Expenses                                        $ 72,213
                                                      --------
Profit (Loss)                                                          $(72,213)
                                                                       --------


                                CARDIODYNE, Inc.
                                  BALANCE SHEET
                                31 December 1994
                            (Preliminary & Unaudited)

 ASSETS:
   Cash & Bank Accounts                                   $  24,230
   Patents                                                $ 115,265
   Capital Equipment (Net of Depr.)                       $   1,291
                                                          ---------
              Total Assets                                             $ 140,786
                                                                       =========

LIABILITIES:
   Withheld & Accr. Taxes                                 $   2,137
   Accrued Payroll                                        $  39,976
   Convertible Notes                                      $  50,219
                                                          ---------
              Total Liabilities                                        $  92,332

STOCKHOLDERS INVESTMENT
  Stockholders' Investment*                               $ 842,200
    * This amount does not include unbooked payroll
      to founders from inception through Oct. 15/92
      (app. 10 person years), which founders
      contributed

  Operating Loss (1989-1992)                              $(149,755)
  Operating Loss 1993                                     $(255,715)
  Operating Loss 1994                                     $(388,276)
                                                          ---------

Stockholders' Equity                                                   $  48,454
                                                                       ---------

Liabilities & Equity                                                   $ 140,786
                                                                       ---------

                                CARDIODYNE, Inc.
                             Statement of Operations
                          From Jan. 1 to Dec. 31, 1994
                            (Preliminary & Unaudited)

                                                          Jan. 1 to Dec. 31
                                                      -------------------------
Interest Income                                                       $   1,425

EXPENSES
   Payroll                                            $ 245,095
   Payroll Taxes                                      $  21,090
   Taxes Other                                        $   1,016
   Consultants                                        $  14,661
   Parts & Matrls.                                    $  47,854
   Advertising                                        $  13,000
   Marketing Exp.                                     $  19,741
   Supplies & Exp.                                    $   4,175
   Telephone                                          $   1,766
   Legal & Accounting                                 $   9,959
   Travel & Entertainment                             $   9,065
   Misc. Exp                                          $   1,008
Expenses not using Cash:
   Amort. & Depr. Expense                             $   1,271
                                                      ---------
Total Expenses                                                        $ 389,701
                                                                      ---------
Profit (Loss)                                                         $(388,276)
                                                                      =========

                                CARDIODYNE, Inc.
                                 BALANCE SHEET
                                31 December 1993
                           (Preliminary & Unaudited)

ASSETS:
  Cash & Bank Accounts                                                $ 27,106
  Patents                                                             $108,137
  Capital Equipment (Net of Depr.)                      $   1,969
  Org. Exp. (Net of Amort.)                             $     591
                                                        ---------
                                                                      $  2,560
                                                                      --------
               Total Assets                                           $137,803
                                                                      ========

LIABILITIES:
  Accounts Payable                                      $  33,192
  Withheld & Accrued Taxes                              $   4,381
  Accrued Payroll                                       $  68,056
  Stockholders' Loan                                    $  50,000
                                                        ---------
               Total Liabilities                                      $155,629

STOCKHOLDERS INVESTMENT
  Stockholders' Investment*                             $ 387,644
   *This amount does not include unbooked payroll
    to founders from inception through Oct. 15/92
    (app. 10 person years), which founders
    contributed.

  Operating Loss (1989-1992)                            $(149,755)
  Operating Loss 1993                                   $(255,715)
                                                        ---------

Stockholders' Equity                                                  $(17,826)
                                                                      --------

Liabilities & Equity                                                  $137,803
                                                                      --------

                                CARDIODYNE, Inc.
                             Statement of Operations
                          From Jan. 1 to Dec. 31, 1993
                            (Preliminary & Unaudited)

                                                          Jan. 1 to Dec. 31
                                                      -------------------------
 Interest Income                                                      $   2,061

 EXPENSES
 Payroll:
     Gross                                            $ 142,503
     Payroll Taxes                                    $  12,463
                                                      ---------
                                                                      $ 154,966
     Accrued Payroll                                                  $  55,000
 Taxes: Other
     MA Inc. Tax                                      $     456
     Delaware Tax                                     $     152
     MA Corp. Tax                                     $      85
                                                      ---------
                                                                      $     693
     Consultants                                                      $   6,494
     Parts & Matrls.                                                  $  25,531
     R & D Expense                                                    $   3,100
     Supplies & Exp.                                                  $     380
     Telephone                                                        $     691
     Travel & Entertainment                                           $   2,854
     Legal & Accounting                                               $   1,715
     Off. Exp & Supplies                                              $   1,701
     Marketing Expense                                                $   2,400
     Misc. Exp                                                        $     103
 Expenses not using Cash:
     Amort. Org. Exp.                                 $   1,181
     Depr. Equipment                                  $     966
                                                      ---------
                                                                      $   2,147
                                                                      ---------
 Total Expenses                                                       $ 257,776
                                                                      ---------
 Profit (Loss)                                                        $(255,715)
                                                                      ---------

                                CARDIODYNE, Inc.
                                 BALANCE SHEET
                                31 December 1992
                           (Preliminary & Unaudited)

ASSETS:
  Cash & Bank Accounts                                                $187,524
  Patents                                                             $ 68,643
  Computer Equipment                                    $  5,478
  Acc. Depr                                             $ (3,028)
                                                        --------
                                                                      $  2,450
                                                                      --------
  Org. Exp.                                             $  5,906
  Acc. Amort.                                           $ (4,134)
                                                        --------
                                                                      $  1,772
                                                                      --------
               Total Assets                                           $260,389
                                                                      ========

LIABILITIES:
  Accrued Payroll                                                     $ 13,056
  Withheld & Accrued Taxes                                            $  6,262
  Accrued Empl. Taxes                                                 $  3,010
                                                                      --------
               Total Liabilities                                      $ 22,328

STOCKHOLDERS INVESTMENT
  Stockholders' Investment*                             $387,644
  Operating Loss (1989-1991)                            $(64,436)
  Operating Loss 1992                                   $(85,319)
                                                        --------

Stockholders' Equity                                    $237,889        238061
                                                                      --------

Liabilities & Equity                                                  $260,389
                                                                      --------

                                CARDIODYNE, Inc.
                             Statement of Operations
                          From Jan. 1 to Dec. 31, 1992
                            (Preliminary & Unaudited)

                                                          Jan. 1 to Dec. 31
                                                        -----------------------
Interest Income                                                        $    755

EXPENSES
Payroll:
     Gross                                              $ 32,639
     Payroll Taxes                                      $  3,542
                                                        --------
                                                                       $ 36,181
     Accrued Payroll                                                   $ 13,056
Taxes: Other
     MA Inc. Tax                                        $    456
     Delaware Tax                                       $    100
     Other                                              $    150
                                                        --------
                                                                       $    706
     Consultants                                                       $  9,000
     Parts & Matrls.                                                   $  3,909
     Supplies & Exp.                                                   $  1,403
     Telephone                                                         $    371
     Travel & Entertainment                                            $  6,389
     Legal & Accounting                                                $  9,566
     Off. Exp & Supplies                                               $    564
     Interest Expense                                                  $  2,257
     Misc. Exp:
       Auto                                                  251
       Bank Charges                                           96
       Publications                                          157
       Dues & Mtgs.                                          100
                                                        --------
                                                                       $    604
Expenses not using Cash:
     Amort. Org. Exp.                                   $  1,181
     Depr. Equipment                                    $    887
                                                        --------
                                                                       $  2,068
                                                                       --------
Total Expenses                                                         $ 86,074
                                                                       --------
Profit (Loss)                                                          $(85,319)
                                                                       --------

                                                                    SCHEDULE 4.4

                                 CAPITALIZATION

         A non-qualified option to purchase 25,000 shares of Luxtec Corporation Common Stock has been granted to Mr. Arthur McKinley in accordance with a consulting agreement between Luxtec Corporation and Arthur McKinley.

                                                                 SCHEDULE 4.7(A)


                                  TAX ELECTIONS

                        FIBER IMAGING TECHNOLOGIES, INC.
                                   04-3226249

                     Statement Attached to and Made Part of
                  Form 1120, U.S. Corporation Income Tax Return
                      for the year Ending October 31, 1994

Pursuant to Internal Revenue Code Section 461(h)(3), the taxpayer hereby elects the recurring item exception with respect to all types of items incurred in all trades or businesses in which taxpayer engages.

Pursuant to Internal Revenue Code Section 248(a) and the Regulations thereunder, the taxpayer hereby elects to amortize organizational costs. The expenses will be amortized over a period of 60 months. The taxpayer incurred the following costs:

         Description:               General Organizational Costs
         Amount:                    $
         Incurred:                  various
         Start of Business:         March 1994

Pursuant to Internal Revenue Code Section 195, the taxpayer hereby elects to capitalize and amortize start-up costs. The expenses will be amortized over a period of 60 months. The taxpayer incurred the following costs:

         Description:               General Start-up Costs
         Amount:                    $
         Incurred:                  various
         Start of Business:         March 1994

                                                                 SCHEDULE 4.7(C)


                              TAXES - AUDIT HISTORY

         The Luxtec Corporation sales tax returns to the State of Massachusetts have been audited annually by the State of Massachusetts, in accordance with normal state audit practices. No outstanding deficiencies from these audits exists.

                                                                 SCHEDULE 4.7(G)


              TAXES - EXTENSION OF THE TIME FOR FILING TAX RETURNS

         In accordance with normal corporate practice, a request for extension of the time for filing the Luxtec Corporation fiscal year 1994 federal income tax return has been made by the Tax Department of Arthur Andersen LLP.

                                                                    SCHEDULE 4.8


                                LITIGATION, ETC.

         Lesa Brown, a former employee of Luxtec Corporation who resigned during December, 1993, has filed a complaint with the Equal Employment Opportunity Commission. The company responded to the complaint on July 21, 1994. No further communication has been received since the company's response.

                                                                   SCHEDULE 4.11


                                     BROKERS

         The Avatar Group
         Donald Hargreaves

                                                                SCHEDULE 4.15(A)


                             EMPLOYEE BENEFIT PLANS

         In accordance with Luxtec Corporation's approved section 401(k) employee benefit plan, the company is obligated to contribute a proportional amount to employee contributions to the plan. The company obligation is to match 25% of the amount contributed by each employee up to the first 5% of payroll contributions made by the employee.

                                   EXHIBIT B

                       THE COMMONWEALTH OF MASSACHUSETTS
                            MICHAEL JOSEPH CONNOLLY       FEDERAL IDENTIFICATION
                              Secretary of State          NO.    04-3041327
                              One Ashburton Place            -------------------
                             Boston, MA 02108-1512        FEDERAL IDENTIFICATION
                                                          NO.    04-3279154
                                                             -------------------

                               ARTICLES OF MERGER
               Pursuant to General Laws, Chapter 156B, Section 79

The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
     Section 114. Make checks payable to the Commonwealth of Massachusetts.

                                   * * * * *

 MERGER OF                            CardioDyne, Inc.
                                      ------------------------------------------

                                      Luxtec CD Acquisition Co., Inc.
                                      ------------------------------------------


                                      ------------------------------------------
                                                    the constituent corporations

                             into     Luxtec CD Acquisition Co., Inc.
                                      ------------------------------------------

one of the constituent corporations organized under the laws of Massachusetts as specified in the agreement referred to in Paragraph 1 below.

         The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

         1. An agreement of merger has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B,
Section 79, and will be kept as provided by subsection (c) thereof. The surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

         2. The effective date of the merger determined pursuant to the agreement referred to in paragraph 1 shall be

         3.       (For a merger)

         The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1:

         The name of the corporation has been changed to CardioDyne, Inc.

         (For a consolidation)

         (a)      The purposes of the RESULTING corporation are as follows:

         (b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:

                  WITHOUT PAR VALUE                  WITH PAR VALUE
CLASS OF STOCK                          NUMBER OF
                  NUMBER OF SHARES       SHARES        PAR VALUE        AMOUNT
Preferred
Common                                   200,000         $0.01          $2,000

         (c) If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

                  Not applicable

         (d) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                  See Exhibit A attached hereto and made a part hereof.

         4. (This paragraph 4 may be deleted if the surviving corporation is organized under the laws of a state other than Massachusetts.)

The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving corporation:

         (a) The post office address of the initial principal office of the surviving corporation in Massachusetts is:

                  326 Clark Street, Worcester, Massachusetts  01606-1214

         (b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the surviving corporation is as follows:

                                                                 POST OFFICE
                     NAME                  RESIDENCE               ADDRESS
President:      James W. Hobbs         19 Ridge Road                 same
                                       Hopkinton, MA 01748

Treasurer:      Samuel M. Stein        11 Cadogan Way                same
                                       Nashua, NH 03062

Clerk:          Justin P. Morreale     416 Lewis Wharf               same
                                       Boston, MA 02110

Directors:      James W. Hobbs         9 Ridge Road                  same
                                       Hopkinton, MA 01748

         (c)      The date initially adopted on which the fiscal year of the
surviving corporation ends is:          October 31

         (d)      The date initially fixed in the by-laws for the Annual Meeting
of stockholders of surviving corporation is:            April

         5. (This paragraph 5 may be deleted if the surviving corporation is organized under the laws of Massachusetts.)

                                 Not applicable



                         FOR MASSACHUSETTS CORPORATIONS

         The undersigned President and Clerk of Luxtec CD Acquisition Co., Inc., a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of merger referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 79.

                                                                       President
                                                -----------------------
                                                James W. Hobbs

                                                                       Clerk
                                                -----------------------
                                                Justin P. Morreale

             FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

         The undersigned P.G. Phillipps and Martin S. Kaplan of CardioDyne, Inc., a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of merger referred to in paragraph 1, has been duly adopted by such corporation in the manner required by the laws of Massachusetts.

                                                --------------------------------
                                                P.G. Phillipps

                                                --------------------------------
                                                Martin S. Kaplan

                       THE COMMONWEALTH OF MASSACHUSETTS

                        ARTICLES OF CONSOLIDATION/MERGER
                    (General Laws, Chapter 156B, Section 79)

         I hereby approve the within articles of consolidation/merger and, the filing fee in the amount of $_______ having been paid, said articles are deemed to have been filed with me this _______ day of ________, 19__.

Effective Date

                                                  MICHAEL JOSEPH CONNOLLY
                                                     Secretary of State



                         TO BE FILLED IN BY CORPORATION
                  PHOTO COPY OF ARTICLES OF MERGER TO BE SENT

                   TO:               Donald P. Richards, Esq.
                                     Bingham, Dana & Gould
                                     150 Federal Street
                                     Boston, Massachusetts  02110
                                     Tel:  (617) 951-8000

                              CERTIFICATE OF MERGER
                                       OF
                                CARDIODYNE, INC.
                                      INTO
                         LUXTEC CD ACQUISITION CO., INC.


         The undersigned corporation

         DOES HEREBY CERTIFY:

         FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

              Name                                   State of Incorporation

         Cardiodyne, Inc.                                    Delaware

         Luxtec CD Acquisition Co., Inc.             Massachusetts

         SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of section 252 of the General Corporation Law of the State of Delaware.

         THIRD: The name of the surviving corporation of the merger is Luxtec CD Acquisition Co., Inc., a Massachusetts corporation.(1)

         FOURTH: That the Certificate of Incorporation of Luxtec CD Acquisition Co. Inc., a Massachusetts corporation, shall be the certificate of incorporation of the surviving corporation.

         FIFTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of said principal place of business is 326 Clark Street, Worcester, Massachusetts 01606-1214.

         SIXTH: That a copy of the agreement of merger will be furnished on request and without cost to any stockholder of any constituent corporation.

----------------------

         (1) Pursuant to the Amendment to the Articles of Incorporation dated
         , Luxtec CD Acquisition Co. Inc.'s name was changed to Cardiodyne, Inc.

         SEVENTH: The authorized capital stock of each foreign corporation which is a party to a merger is as follows:

                                                                   PAR VALUE PER SHARE OR
                                                 NUMBER OF         STATEMENT THAT SHARES ARE
CORPORATION                     CLASS            SHARES            WITHOUT PAR VALUE

Luxtec CD                       Common           200,000           $0.01 per share
Acquisition Co. Inc.

         EIGHTH: The surviving corporation may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Delaware, as well as for enforcement of any obligation of the surviving corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware, and it does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of Delaware is 326 Clark Street, Worcester, Massachusetts 01606-1214 until the surviving corporation shall have hereafter designated in writing to the said Secretary of State a different addressed for such purpose.

         IN WITNESS WHEREOF, said corporation has caused this Certificate to be
signed by               , this          day of              A.D. 199 .


                                                          ----------------------
                                                          Authorized Officer

                                   EXHIBIT C

                                                                       Exhibit C


                     INVENTION AND NON-DISCLOSURE AGREEMENT



     This Agreement is made between Luxtec Corporation, a Massachusetts corporation (the "Company"), and ___________________ (the "Employee").

     In consideration of the employment or the continued employment of the Employee by the Company, the Company and the Employee agree as follows:

1.   Proprietary Information.

     (a) The Employee agrees that all information, whether or not in writing, of a private, secret or confidential nature concerning the Company's business, business relationships or financial affairs (collectively, "Proprietary Information") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, customer and supplier lists, and contacts at or knowledge of customers or prospective customers of the Company. The Employee will not disclose any Proprietary Information to any person or entity other than employees of the Company or use the same for any purposes (other than in the performance of his/her duties as an employee of the Company) without written approval by an officer of the Company, either during or after his/ her employment with the Company, unless and until such Proprietary Information has become public knowledge without fault by the Employee.

     (b) The Employee agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Employee or others, which shall come into his/her custody or possession, shall be and are the exclusive property of the Company to be used by the Employee only in the performance of his/her duties for the Company. All such materials or copies thereof and all tangible property of the Company in the custody or possession of the Employee shall be delivered to the Company, upon the earlier of (i) a request by the Company or (ii) termination of his/her employment. After such delivery, the Employee shall not retain any such materials or copies thereof or any such tangible property.

     (c) The Employee agrees that his/her obligation not to disclose or to use information and materials of the types set forth in paragraphs (a) and (b) above, and his/her obligation to return materials and tangible property, set forth in paragraph (b) above, also extends to such types of information, materials and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Employee.

2.   Developments.

     (a) The Employee will make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by him/her or under his/her direction or jointly with others during his/her employment by the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").

     (b) The Employee agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his/her right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. However, this paragraph 2(b) shall not apply to Developments which do not relate to the present or planned business or research and development of the Company and which are made and conceived by the Employee not during normal working hours, not on the Company's premises and not using the Company's tools, devices, equipment or Proprietary Information. The Employee understands that, to the extent this Agreement shall be construed in accordance with the laws of any state which precludes a requirement in an employee agreement to assign certain classes of inventions made by an employee, this paragraph 2(b) shall be interpreted not to apply to any invention which a court rules and/or the Company agrees falls within such classes. The Employee also hereby waives all claims to moral rights in any Developments.

     (c) The Employee agrees to cooperate fully with the Company, both during and after his/her employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights, patents and other intellectual property rights (both in the United States and foreign countries) relating to Developments. The Employee shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development. The Employee further agrees that if the Company is unable, after reasonable effort, to secure the signature of the Employee on any such papers, any executive officer of the Company shall be entitled to execute any such papers as the agent and the attorney-in-fact of the Employee, and the Employee hereby irrevocably designates and appoints each executive officer of the Company as his/her agent and attorney-in-fact to execute any such papers on his/her behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Development, under the conditions described in this sentence.

3.   Other Agreements.

     The Employee hereby represents that, except as the Employee has disclosed in writing to the Company, the Employee is not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of his/her employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. The Employee further represents that his/her performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by the Employee in confidence or in trust prior to his/her employment with the Company, and the Employee will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others.

4.   No Employment Contract.

     The Employee understand that this Agreement does not constitute a contract of employment and does not imply that his/ her employment will continue for any period of time.

5.   Miscellaneous.

     (a) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (b) This Agreement supersedes all prior agreements, written or oral, between the Employee and the Company relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged in whole or in part, except by an agreement in writing signed by the Employee and the Company. The Employee agrees that any change or changes in his/her duties, salary or compensation after the signing of this Agreement shall not affect the validity or scope of this Agreement.

     (c) This Agreement will be binding upon the Employee's heirs, executors and administrators and will inure to the benefit of the Company and its successors and assigns.

     (d) No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

     (e) The Employee expressly consents to be bound by the provisions of this Agreement for the benefit of the Company or any subsidiary or affiliate thereof to whose employ the Employee may be transferred without the necessity that this Agreement be re-signed at the time of such transfer.

     (f) The restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, the Employee agrees that the Company, in addition to such other remedies which may be available, shall be entitled to specific performance and other injunctive relief.

     (g) This Agreement is governed by and will be construed as a sealed instrument under and in accordance with the laws of the Commonwealth of Massachusetts. Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the Commonwealth of Massachusetts (or, if appropriate, a federal court located within Massachusetts), and the Company and the Employee each consents to the jurisdiction of such a court.


     THE EMPLOYEE ACKNOWLEDGES THAT HE/SHE HAS CAREFULLY READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN
THIS AGREEMENT.


WITNESS:                           LUXTEC CORPORATION


Date:_______________________       By:_______________________

                                   Title:____________________


                                   EMPLOYEE


Date:_______________________       __________________________
                                   (signature)

                                   EXHIBIT D         211
                                                                       Exhibit D



                           NON-COMPETITION AGREEMENT


     This Agreement is made between Luxtec Corporation, a Massachusetts corporation (hereinafter referred to collectively with its subsidiaries as the "Company"), and ____________________
(the "Employee").

     In consideration of the employment of the Employee by the Company, the Employee and the Company agree as follows:

     1. Non-competition. While the Employee is employed by the Company and for a period of two (2) years after the termination or cessation of such employment for any reason, the Employee will not:

          (a) as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, consultant or in any other capacity whatsoever (other than as the holder of not more than five percent (5%) of the combined voting power of the outstanding stock of a publicly-held company), design, develop, produce, market, distribute, license or sell any Competing Products (as defined in Schedule A attached hereto); provided, however, that the foregoing shall not prohibit the Employee from being employed by or providing consulting services to a division, subsidiary or part of an entity which is engaged in the design, development, production, marketing, distribution, licensing or sale of Competing Products so long as (i) such division, subsidiary or part itself does not engage in the design, development, production, marketing, distribution, licensing or sale of Competing Products and (ii) the Employee does not engage in the design, development, production, marketing, distribution, licensing or sale of Competing Products; provided further that on or before each anniversary of this Agreement while this Agreement is in effect, the Company and the Employee shall, in good faith, mutually discuss and agree to a new definition of "Competing Products" to reflect the business then being conducted by the Company; or

          (b) solicit, divert or take away the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company which were contacted, solicited or served by the Employee while employed by the Company.

     2. Non-solicitation. While the Employee is employed by the Company and for a period of two (2) years after the termination or cessation of such employment for any reason, the Employee will not recruit, solicit or hire any employee of the Company, or induce or attempt to induce any employee of the Company to terminate his/her employment with, or otherwise cease his/her relationship with, the Company.

     3.   Miscellaneous.

          (a) No Conflict. The Employee represents that the execution and performance by him of this Agreement does not and will not conflict with or breach the terms of any other agreement by which the Employee is bound.

          (b) Not Employment Contract. The Employee acknowledges that this Agreement does not constitute a contract of employment and does not imply that the Company will continue his employment for any period of time.

          (c) Interpretation. If any restriction set forth in Sections 1 or 2 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

          (d) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (e) Waiver of Rights. No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

          (f) Equitable Remedies. The restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, the Employee agrees that the Company, in addition to such other remedies which may be available, shall be entitled to specific performance and other injunctive relief.

          (g) Assignability. The Company may assign this Agreement to any other corporation or entity which acquires (whether by purchase, merger, consolidation or otherwise) all or substantially all of the business and/or assets of the Company.

          (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the Commonwealth of Massachusetts (or, if appropriate, a federal court located within Massachusetts), and the Company and the Employee each consents to the jurisdiction of such a court.

     THE EMPLOYEE ACKNOWLEDGES THAT HE HAS CAREFULLY READ THIS
AGREEMENT AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN
THIS AGREEMENT.

                                   LUXTEC CORPORATION



Date: ______________________       By:____________________________

                                   Title:_________________________




                                   EMPLOYEE



Date:_______________________       _______________________________
                                           (Signature)

                                   Schedule A


     "Competing Products" shall mean: (i) fiber-optic illumination products or systems, (ii) loupes or telescopes for medical applications, (iii) motion-tolerant blood pressure monitors or (iv) continuous or nearly continuous non-invasive blood pressure monitors.

                                   EXHIBIT E         216
                                                                       EXHIBIT E

                                ESCROW AGREEMENT

         This Escrow Agreement is made and entered into this ____ day of ______________, 1995, among Luxtec Corporation, a Massachusetts corporation ("Parent"), Luxtec CD Acquisition Co. Inc., a Massachusetts corporation that is a wholly owned subsidiary of Luxtec (the "Acquirer"), Paul Epstein and Patrick
G. Phillipps, as representatives (the "Representatives") of the former stockholders ("Target Stockholders") of CardioDyne, Inc., a Delaware corporation ("Target"), and The First National Bank of Boston, as escrow agent (the "Escrow Agent"), with reference to the following facts:

                                R E C I T A L S

         A. Parent and the Acquirer have entered into that certain Agreement of Merger and Plan of Reorganization, dated as of June __, 1995 (the "Merger Agreement") with Target and the Representatives, whereunder Target will merge with and into the Acquirer (the "Merger"). Except as otherwise defined herein, the capitalized terms used in this Agreement shall have the meanings ascribed to them in the Merger Agreement.

         B. Under Section 14 of the Merger Agreement, each of the Target Stockholders, severally and not jointly, is obligated to indemnify and reimburse the Indemnified Parties (as defined in the Merger Agreement) to the extent provided in the Merger Agreement.

         C. Pursuant to Section 2.1(e) of the Merger Agreement, (i) Parent has withheld from the Target Stockholders and deposited with the Escrow Agent the Escrowed Shares, and (ii) the Target Stockholders have executed and deposited with the Escrow Agent stock powers executed in blank with respect to such Escrowed Shares.

         D. Pursuant to Section 14.4 of the Merger Agreement, Target and the Target Stockholders have appointed the Representatives to represent the Target Stockholders in connection with the escrow of the Escrowed Consideration (as hereinafter defined).

         E. The Indemnified Parties, the Representatives and the Target Stockholders wish to employ the services of Escrow Agent to act as the escrow holder of the Escrowed Consideration, and the Escrow Agent has agreed to accept such employment on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Escrow. On the Closing Date, (a) Parent shall deliver to the Escrow Agent stock certificates, registered in the respective names of the Target

Stockholders in the amounts set forth opposite each Target Stockholder's name on
Schedule 1 hereto, and representing, in the aggregate, the Escrowed Shares, and
(b) each Target Stockholder shall deliver to the Escrow Agent a stock power with respect to the Escrowed Shares beneficially owned by such Target Stockholder, executed in blank form (collectively, the "Stock Powers"). The Escrowed Shares, the Stock Powers, and any dividends, distributions, interest or other earnings on any thereof, are referred to herein as the "Escrowed Consideration". The Escrow Agent hereby agrees to hold the Escrowed Consideration, and all certificates representing the Escrowed Shares (collectively, the "Certificates" and each individually a "Certificate"), in escrow as provided herein.

         2. Voting; Dividends. From and after the Closing Date, the Target Stockholders shall be entitled to exercise voting rights in respect of all of the Escrowed Shares (except such Escrowed Shares as are released by the Escrow Agent to Parent on behalf of the Indemnified Parties as payment for a Claim), and Parent shall deliver to the Escrow Agent all dividends payable in respect of each of such unreleased Escrowed Shares, said dividends to be held in escrow and to be released pursuant to the terms hereof together with the release of each of the Escrowed Shares to which such dividends relate.

         3.       Claims; Payment of Claims.

          (a) The Escrowed Consideration is to be held by the Escrow Agent pursuant to this Agreement in order to indemnify and/or reimburse the Indemnified Parties pursuant to ss.14 of the Merger Agreement as described in Paragraph B of the Recitals hereto. Each claim made by an Indemnified Party under Section 14 of the Merger Agreement shall be submitted in writing to the Escrow Agent and the Representatives. Each such claim (hereinafter referred to as a "Claim") shall specifically describe (i) the claim, liability, loss, damage, cost and/or expense suffered by such Indemnified Party, (ii) the monetary value of such Claim or, if such amount is not then known, stating the reasons why such amount is not then known and giving such Indemnified Party's reasonable estimate made in good faith (based upon the information then available) of the maximum monetary value thereof and an estimate of when the exact amount is expected to be known (an "Estimated Claim"), (iii) the aggregate number of Escrowed Shares which such Indemnified Party seeks to recover in respect of such Claim and a statement showing how such number of Escrowed Shares has been calculated, based upon the fair market value of the Escrowed Shares as of the date of the Claim, and (iv) a calculation of the pro rata number of Escrowed Shares payable by each Target Stockholder in respect of such Claim, determined by multiplying (x) the number of Escrowed Shares such Indemnified Party is claiming in respect of such Claim by (y) a fraction of which the numerator is the number of Escrowed Shares owned by such Target Stockholder and held in escrow pursuant hereto and the denominator of which is the aggregate number of Escrowed Shares being held as Escrowed Consideration hereunder.

         (b) The Escrow Agent shall pay the amount of a Claim submitted by any Indemnified Party as follows:

                  (i) if the monetary value of such Claim is stated in such Claim, within twenty (20) days after receipt of such Claim, unless the Escrow Agent, within fifteen (15) days after receipt of such Claim, receives written notice from either Representative disputing such Claim, which notice shall state with reasonable specificity the reasons for such dispute (a "Notice of Dispute"); or

                  (ii) if there has been a Notice of Dispute with respect to a Claim, within five (5) days after the earlier to occur of (x) receipt of a notice executed by the Indemnified Parties and either Representative stating that such dispute has been resolved, and stating the amount to be paid in respect of such Claim and the person to whom payment is to be made and (y) the issuance by a court of competent jurisdiction of a final order or judgment with respect to such Claim, which order or judgment is no longer subject to appeal; or

                  (iii) if the monetary value of such Claim is not known at the time such Claim is made, within twenty (20) days after receipt of a statement by the claimant setting forth a determination of the monetary value of such Claim, unless the Escrow Agent, within fifteen (15) days after receipt of such statement, receives a Notice of Dispute from either Representative disputing the determination of the monetary value of such Claim, in which event the Escrow Agent shall pay such Claim pursuant to the foregoing Section 3(b)(ii).

         (c) Payment of a Claim shall be made from the Escrowed Shares. Whenever any Claim is paid out of the Escrowed Shares, the Escrowed Shares shall be valued at the unweighted average of the closing prices of the Parent Common Stock on the AMEX, or such other national securities exchange or automated quotation system, if any, on which the Parent Common Stock is then listed or traded, for the twenty (20) trading days ending five (5) trading days before the Claim was made. Any dividends (whether of stock or cash), other distributions or interest on any thereon which are held as part of the Escrowed Consideration shall follow the Escrowed Shares to which they relate. In the event that a Claim requires delivery of some but less than all of the Escrowed Shares, the Escrow Agent shall effect payment in the following manner: upon delivery by Parent of replacement Certificates in the respective names of the Target Stockholders and for the respective numbers of Escrowed Shares belonging to such Target Stockholders after satisfaction of said Claim, the Escrow Agent shall deliver to Parent for cancellation the Certificates previously held by it hereunder, and in addition shall deliver to Parent any dividends, other distributions or interest that relate to such Escrowed Shares. The Escrow Agent shall then continue to hold such replacement Certificates as Escrowed Consideration hereunder, and such replacement Certificates shall from and after such date be deemed to be the "Certificates" for all purposes hereof. The

Escrow Agent shall have no further responsibility to any Indemnified Party as to payment for such Claim, which shall be the responsibility of Parent and such Indemnified Party (if other than Parent).

         4.  Termination of Escrow.

         (a) The Escrow Agent shall pay out to the Target Stockholders (by delivery to the Representatives), as provided below in this section, such Escrowed Consideration as remains in escrow on the day after the first anniversary of the Effective Date (the "Escrow Termination Date"), and which is then not subject to an outstanding Claim submitted to and received by the Escrow Agent and the Representatives on or before such Escrow Termination Date. In the event any Estimated Claims are then pending, that number of Escrowed Shares set forth in such Claim as are equal to the monetary value of such Claim (estimated as provided herein) shall be deemed subject to such Claim and shall not be released pursuant to the foregoing sentence.

         (b) Upon the Escrow Termination Date, if there are no pending Claims, the Escrow Agent shall release from escrow and deliver to the Representatives the Certificates, or the replacement Certificates then held in escrow, together with all accrued dividends thereon and any interest in respect thereof. If there are pending Claims on the Escrow Termination Date, the Escrow Agent shall effect disbursement in the following manner: upon delivery by Parent to the Escrow Agent of (i) Certificates in the respective names of the Target Stockholders and for the respective numbers of Escrowed Shares belonging to such Target Stockholders which are subject to a pending Claim, and (ii) Certificates in the respective names of the Target Stockholders and for the respective numbers of Escrowed Shares belonging to such Target Stockholders which are not subject to a pending Claim, the Escrow Agent shall deliver to the Representatives the Certificates described in clause (ii) above, and shall continue to hold as Escrowed Consideration hereunder the Certificates described in clause (i) above, until such time as any disputes with respect to such pending Claims have been resolved pursuant to Section 3(b)(ii) above.

         (c) This Escrow Agreement and the escrow provided for herein shall terminate when all of the Escrowed Consideration has been disbursed as provided herein, which may be a later date than the Escrow Termination Date. At such time as the escrow provided for herein shall have terminated as to all of the Escrowed Consideration, the Escrow Agent shall complete the Stock Powers to indicate the number of Escrowed Shares that were disbursed to Parent on behalf of the Indemnified Parties and shall deliver the same to Parent.

         5. Investment. During the term of the escrow provided for hereunder, the Escrow Agent shall invest any cash portions of the Escrowed Consideration in accordance with Parent's instructions, provided, however, that such investments shall be in (a) interest bearing deposit accounts with or instruments of any state or national bank, or state or federal savings and loan association, with total assets of at least $200,000,000, (b) repurchase agreements secured by United States government securities, (c) U.S. Treasury Certificates or other securities guaranteed by the United States government or (d) any of the "1784 Funds" money market portfolios mutual funds registered under the Investment Company Act of 1940, as amended, for which the Escrow Agent is advisor; and provided further, that such securities shall have a maturity of not more than 90 days.

         6. Fees of Escrow Agent. The fees of Escrow Agent in connection with this escrow shall be paid jointly and severally by the Target Stockholders and Parent as follows: fifty percent (50%) by the Target Stockholders on a pro rata basis, and fifty percent (50%) by Parent. The Representatives shall be responsible for collecting any and all such fees from the Target Stockholders and paying such amount collected over to the Escrow Agent. The Escrow Agent shall have a lien or a right of setoff on all Escrowed Consideration held hereunder to secure payment of the fees due the Escrow Agent hereunder. A copy of the Escrow Agent's current fee schedule is attached as Schedule 2, as such schedule may be modified from time to time upon notice by the Escrow Agent.

         7. Notices. All notices which may or are required to be given or made by any party hereto to any other party shall be in writing. Such notices shall be either personally delivered, sent by facsimile transmission or sent by registered or certified mail, postage prepaid, as follows:

         (a)      If to any Indemnified Party:

                  c/o Luxtec Corporation
                  326 Clark Street
                  Worcester, MA  01606-1214
                  Attention: James W. Hobbs, President & CEO
                  FAX No.:  (508) 856-9462

                  With a copy to:

                  Victor J. Paci, Esq.
                  Bingham, Dana & Gould
                  150 Federal Street
                  Boston, Massachusetts 02110
                  FAX No.:  (617) 951-8736

         (b)      if to the Representatives:

                  Paul Epstein
                  95 Clinton Road
                  Brookline, Massachusetts  02146
                  FAX No.  (617) 739-1155

                  Patrick G. Phillipps
                  222 Old County Road
                  Lincoln, Massachusetts  01773

                  in either case with a copy to:

                  David A. Westenberg, Esq.
                  Hale and Dorr
                  60 State Street
                  Boston, Massachusetts  02109
                  FAX No.  (617) 526-5000

         (c)      If to the Escrow Agent:

                  Brian Fitzgerald
                  The First National Bank of Boston
                  Corporate Trust Administration, 45-02-15
                  150 Royall Street
                  Canton, Massachusetts  02021
                  FAX No.  (617) 575-3049

or to such other addresses and such other places as any party hereto may from time to time designate by written notice to another given in accordance herewith.

         8.  Duties of Escrow Agent; Indemnification, Etc.

         (a) The Escrow Agent's duties hereunder shall be limited to the safekeeping and delivery of the Escrowed Consideration in accordance with this Agreement, and no other duties or obligations shall be implied. Furthermore, the Escrow Agent shall be under no obligation to refer to, and is not charged with knowledge of, any other document between or among the parties hereto or related in any way to this Agreement. The Escrow Agent shall not be liable for any acts or omissions taken in good faith, or for any claims, demands, or losses incurred by any party, unless caused by the Escrow Agent's willful misconduct or gross negligence. The Escrow Agent shall be entitled to assume in good faith and rely upon (and shall not be subject to any liability in acting in reliance thereon) the authenticity, validity and effectiveness of any writing delivered to the Escrow Agent, and the Escrow Agent shall not be obligated to make any investigation or determination as to the truth and accuracy of any information contained therein. The Escrow Agent may rely on any affidavit of any party hereto as to the existence of any facts stated therein to be known by the affiant or may consult with counsel of its choice and, in either case, shall be fully protected in any action taken or omitted in connection with such affidavits or opinion.

                  (b) In the event of any disagreement among the parties resulting in adverse claims and demands being made in connection with or against the Escrowed Consideration, the Escrow Agent shall be entitled, at the Escrow Agent's option, to refuse to comply with the claims or demands of any party until such disagreement is finally resolved (i) by a court of competent jurisdiction (in proceedings which the Escrow Agent or any other party may initiate, it being understood and agreed by the parties that the Escrow Agent has the authority, but no obligation, to initiate such proceedings), or (ii) by written settlement among the disputing parties.

                  (c) Parent and the Target Stockholders jointly and severally agree to defend, indemnify and hold the Escrow Agent (and its employees and agents) harmless from any losses, damages, claims, or liabilities arising out of or in connection with the Escrow Agent's acts or failure to act hereunder (including, without limitation, claims or actions brought by any party hereto, except to the extent resulting from the Escrow Agent's willful misconduct or gross negligence). The Escrow Agent shall be entitled to reimbursement by Parent and the Target Stockholders, jointly and severally, for all reasonable costs and expenses incurred in the performance of its duties hereunder, including, without limitation, all out-of-pocket expenses and reasonable attorneys' fees and expenses (which shall include, all costs for administrative, paralegal and other support staff) of counsel retained by the Escrow Agent. Parent and the Target Stockholders agree to reimburse one another for any and all amounts paid pursuant to Paragraph 6 and this Paragraph 8 hereof, to the extent necessary and sufficient so that the aggregate of any and all such amounts are paid fifty percent (50%) by the Target Stockholders on a pro rata basis, and fifty percent (50%) by Parent.

                  (d) If at any time Escrow Agent shall be unsure of its duties under this Escrow Agreement, the parties hereto expressly agree that the Escrow Agent shall have the absolute right at its election to do either or both of the following:

                           (i) Withhold and stop all further proceedings under, and performance of, this Escrow Agreement; or

                           (ii) File a suit in interpleader and obtain an order from the court requiring the parties to interplead and litigate in such court their several claims and rights among themselves. In the event such interpleader suit is brought, the Escrow Agent shall ipso facto be fully released and discharged from all obligations to further perform any and all duties or obligations imposed upon it by this Escrow Agreement.

                  (e) Except as provided in paragraph 5 hereof solely with respect to the Escrow Agent, no party shall have the right to withdraw the instruments or monies deposited by it with the Escrow Agent.

                  (f) The Escrow Agent may resign for any reason, upon 30 days written notice to the parties to this Escrow Agreement. Upon expiration of such 30 days notice period, the, Escrow Agent may deliver all cash or property in its possession under this Escrow Agreement to any successor Escrow Agent appointed by the other parties hereto, or if no successor Escrow Agent has been appointed, to any court of competent jurisdiction in Suffolk County, Massachusetts. Upon either such delivery, Escrow Agent shall be released from any and all liability under this Escrow Agreement. A termination under this paragraph shall in no way change the terms of this Escrow Agreement affecting reimbursement of expenses, indemnity and fees.

         9. Counterparts. This Escrow Agreement may be executed in one or more counterparts, all of which together shall be deemed an original.

         10. Governing Law. This Escrow Agreement shall be construed and enforced in accordance with, and rights of the parties shall be governed by, the internal laws of the Commonwealth of Massachusetts (without reference to principles of conflicts or choice of law that would cause the application of the internal laws of any other jurisdiction).

         11. Submission to Jurisdiction; Waivers. Parent, the Acquirer, the Escrow Agent and each of the Representatives, for itself and on behalf of its successors, assigns and transferees, hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Escrow Agreement or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of The Commonwealth of Massachusetts, the courts of the United States of America for the District of Massachusetts, and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified nail (or any substantially similar form of mail), postage prepaid, at its address as provided in Paragraph 7 hereof or at such other address as it shall have notified each of the other parties hereto in the manner provided in Paragraph 7 hereof;

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

                  (v) waives trial by jury in any legal action or proceeding relating to this agreement and for any counterclaim therein.

                    [Rest of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto, each intending to be legally bound by this writing, have caused this Escrow Agreement to be executed on the day and year first above written.

                                        PARENT:

                                        LUXTEC CORPORATION

                                        By
                                          --------------------------------------
                                           James W. Hobbs
                                           President and Chief Executive Officer

                                        ACQUIRER:

                                        LUXTEC CD ACQUISITION CO. INC.

                                        By
                                          --------------------------------------
                                           James W. Hobbs
                                           President and Chief Executive Officer

                                        REPRESENTATIVES:

                                        ----------------------------------------
                                        Paul Epstein

                                        ----------------------------------------
                                        Patrick G. Phillipps

ACCEPTED AND AGREED TO:

ESCROW AGENT:

THE FIRST NATIONAL BANK OF BOSTON

By:
   ------------------------------------
      Name:
      Title:

                                                                       EXHIBIT E

                                                                Schedule 1

Name of Stockholder                             Number of Escrowed Shares

BANK OF BOSTON                                       VIA FACSIMILE (617)951-8736

                                                     June 23, 1995

Mr. Donald P. Richards, Esquire
Bingham, Dana & Gould
150 Federal Street
Boston, MA 02110-1726

RE:  LUXTEC CD ACQUISITION CO., INC. AND CARDIODYNE, INC.

Dear Don:

Thank you for again providing Bank of Boston the opportunity to offer our Escrow Services in connection with Luxtec's acquisition of CardioDyne, Inc. As you are aware, we act as Escrow Agent on over 300 different accounts including Depository Escrows, Subscription Escrows, Exchange Agent Escrows and Source Code Escrows. It is our understanding that Bank of Boston, as Escrow Agent, would be asked to hold certificates for approximately 30 shareholders for 1 year. The release of the escrow assets would occur only under the conditions set forth in the Exchange Agent Agreement. The fees for Bank of Boston to provide the services listed in the Agreement are outlined below.

         Acceptance fee                              $1,250
         (one-time charge)

         Administration Fee                          $1,750

         Per Liquidation of Equity                   $   50

         Legal Fees                                  Included

         Out-of-Pocket Expenses                      Billed as Incurred

As a matter of policy, the administration fee is due and payable upon closing of the transaction, with out-of-pocket expenses billed shortly thereafter. Subsequent fees, as applicable, will be payable on each anniversary of the closing date. The fees set forth in the above schedule are subject to change should circumstances warrant, and our ability to act is contingent upon final review and acceptance of pertinent documentation.

Thank you for turning to Bank of Boston. We are excited about this opportunity and will be ready to close at your convenience. Brian Fitzgerald will administer the Escrow Account. Should you have any questions, he can be reached at
(617)575-2575. Don, we look forward to working with you on this transaction as well as in the future.

                                                     Sincerely,

                                                     Morton L. Fearey II

cc:      Chris Childs
         Brian Fitzgerald

                                   EXHIBIT F

                 TARGET STOCKHOLDER REPRESENTATION CERTIFICATE


     Pursuant to the Agreement of Merger and Plan of Reorganization dated as of June __, 1995 (the "Merger Agreement"), CardioDyne, Inc., a Delaware corporation ("CardioDyne"), will be merged with and into a wholly-owned subsidiary of Luxtec Corporation, a Massachusetts corporation ("Luxtec"). The undersigned, as a stockholder of CardioDyne, will receive shares of Common Stock of Luxtec ("Luxtec Common Stock") in the merger contemplated by the Merger Agreement (the "Merger") in exchange for the undersigned's shares of Common Stock of CardioDyne ("CardioDyne Common Stock"), including the possible issuance of Luxtec Common Stock in partial payment of Luxtec's earn-out obligations contained in Section 2.2 of the Merger Agreement and/or as an adjustment to the purchase price pursuant to Section
2.3 of the Merger Agreement.

     For purposes of this Target Stockholder Representation Certificate, the term "Shares" shall include all Luxtec Common Stock issued to the undersigned under the Merger Agreement, including the shares, if any, issued under Sections 2.2 or 2.3 of the Merger Agreement.

A.   Tax Representations

     The undersigned hereby acknowledges and represents for the benefit of Luxtec and the other CardioDyne stockholders who provide a Target Stockholder Representation Certificate that the following statements are true and correct, recognizing that Luxtec and the other stockholders who provide Target Stockholder Representation Certificates are relying on the accuracy of the following representations:

     1. I understand that the Merger will not qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), unless, as one of the requirements which must be satisfied for reorganization classification, the former CardioDyne stockholders indirectly maintain a continuity of interest in the business of CardioDyne by continuing to hold shares of Luxtec following the Merger. I understand that the continuity of interest requirement is applied to the stockholders of CardioDyne as a group and, therefore, that the disposition by any other CardioDyne stockholder of CardioDyne Common Stock prior to the Merger or Shares after the Merger (including a disposition of Shares by dissenters, surrender of fractional shares for cash and perhaps the deposit of Shares in escrow) may require that I retain a greater number of Shares than would be necessary if the continuity of interest requirement were applied to each stockholder individually.

     2. I have not sold, exchanged, transferred or disposed of any shares of CardioDyne Common Stock in contemplation of the Merger, and I have no present intent to sell, exchange, transfer or dispose of CardioDyne Common Stock in contemplation of the Merger. I have not entered into any discussions or negotiations with regard to the possible sale, exchange, transfer or other disposition of CardioDyne Common Stock except in the Merger.

     3. I am not subject to any obligation to sell, exchange, transfer or otherwise dispose of all or any of the Shares to be received by me in the Merger. I have not entered into any discussions or negotiations with regard to the possible sale, exchange, transfer or other disposition of all or any of such Shares. I have no present intent or plan to sell, exchange, transfer or otherwise dispose of all or any of such Shares. I have no plan or intent to engage in any transaction or arrangement which would reduce my risk of ownership in any way, including without limitation a short sale, hedging transaction or otherwise, with respect to all or any of such Shares.

B.   Investment Representations

     In order to induce Luxtec to issue the Shares to me, I represent, warrant and covenant as follows:

     1. I am acquiring the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

     2. I have had such opportunity as I have deemed adequate to obtain from representatives of Luxtec such information as is necessary to permit me to evaluate the merits and risks of my investment in Luxtec.

     3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in my acquisition of the Shares and to make an informed investment decision with respect to such acquisition.

     4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

     5. I understand that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 or otherwise may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning Luxtec is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of Luxtec and Luxtec has no obligation or current intention to register the Shares under the Securities Act except pursuant to Section 10 of the Merger Agreement.

     6.   A legend substantially in the form set forth in
Section 9.2(f) of the Merger Agreement will be placed on all certificates representing the Shares.

C.   Escrow Acknowledgment

     The undersigned hereby acknowledges and agrees that 15% of the Shares issued to the undersigned at the closing of the Merger will be held in escrow on the terms described in the Merger Agreement and that the undersigned is bound by provisions of the Merger Agreement applicable to all former stockholders of CardioDyne, including without limitation the indemnification and escrow provisions and the appointment of Paul Epstein and Patrick
G. Phillipps as Representatives of the former stockholders of CardioDyne.

Date:  ____________, 1995     _____________________________
                              Signature



                              _____________________________
                              Printed Name

                                EXHIBIT G

                                                                       EXHIBIT G

                                 SIGNATURE PAGE
                                       TO
                 AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

         Reference is hereby made to that certain Agreement of Merger and Plan of Reorganization, dated as of June ___, 1995, among Luxtec Corporation, a Massachusetts corporation ("Parent"), Luxtec CD Acquisition Co. Inc., a Massachusetts corporation, CardioDyne, Inc., a Delaware corporation ("Target"), and Paul Epstein and Patrick G. Phillips as representatives (the "Representatives") of the former stockholders of Target (the "Target Stockholders"), as amended and in effect from time to time (the "Merger Agreement") Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Merger Agreement.

         The undersigned hereby agrees that, from and after the date that Parent countersigns this Signature Page in the space provided therefor below, the undersigned shall become a Target Stockholder for purposes of Sections 9, 10 and 17 of the Merger Agreement, and shall be subject to the terms and conditions of, and shall undertake the obligations of a Target Stockholder pursuant to such sections of the Merger Agreement, as if the undersigned had been an original Target Stockholder who approved and thus became subject to the Merger Agreement. This Signature Page shall take effect and shall become a part of the Merger Agreement immediately upon execution by the undersigned and Parent.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts.

                                           Signature:
                                                     ---------------------------

                                           Name of Entity:
                                                          ----------------------

Accepted:

LUXTEC CORPORATION

By:
   --------------------

Date:
     ------------------

                                EXHIBIT H

                        CERTIFICATE OF CARDIODYNE, INC.


     This certification is furnished in connection with the merger (the "Merger") pursuant to the Agreement of Merger and Plan of Reorganization dated as of June __, 1995 (the "Merger Agreement") among Luxtec Corporation, a Massachusetts corporation ("Luxtec"), Luxtec CD Acquisition Co. Inc., a Massachusetts corporation and wholly-owned subsidiary of Luxtec ("Sub"), and CardioDyne, Inc., a Delaware corporation ("CardioDyne"). Unless otherwise indicated, capitalized terms not defined herein shall have the meanings set forth in the Merger Agreement.

     After consulting with its counsel and auditors regarding the meaning of and factual support for the following representations, the undersigned hereby certifies and represents to the best of its knowledge and belief that the following statements are true:

     1. Pursuant to the Merger, CardioDyne will merge with and into Sub, and Sub will acquire substantially all of the assets and liabilities of CardioDyne. Specifically, Sub will acquire at least ninety percent (90%) of the fair market value of the net assets and at least seventy percent (70%) of the fair market value of the gross assets held by CardioDyne immediately prior to the Merger. In addition, at least ninety percent (90%) of the fair market value of the net assets and at least seventy percent (70%) of the fair market value of the gross assets held by Sub immediately prior to the Merger will continue to be held by Sub immediately after the Merger. For purposes of this representation, the following assets will be treated as assets held by CardioDyne or Sub, as the case may be, immediately prior but not subsequent to the Merger: (i) assets disposed of by CardioDyne or Sub (other than assets transferred from CardioDyne to Sub in the Merger) prior to or subsequent to the Merger and in contemplation thereof (including without limitation any asset disposed of by CardioDyne, other than in the ordinary course of business, pursuant to a plan or intent existing during the period ending at the Effective Date and beginning with the commencement of negotiations (whether formal or informal) with Luxtec regarding the Merger (the "Pre-Merger Period")); (ii) assets used by CardioDyne or Sub to pay Target Stockholders perfecting dissenters' rights or Target Stockholders receiving cash, including cash in lieu of fractional shares of Parent Common Stock, or to pay other expenses or liabilities incurred in connection with the Merger; and (iii) assets used to make distributions, redemptions or other payments in respect of Target

Common Stock or rights to acquire Target Common Stock (including payments treated as such for tax purposes) that are made in contemplation of the Merger or related thereto.

     2. Other than in the ordinary course of business or pursuant to its obligations under the Merger Agreement, CardioDyne has made no transfer of any of its assets (including any distribution of assets with respect to, or in redemption of, Target Common Stock) in contemplation of the Merger (or any other corporate acquisition) or during the Pre-Merger Period.

     3. The Merger will be undertaken by CardioDyne for valid business purposes and not for the purpose of tax avoidance.

     4. The total fair market value of all consideration other than Parent Common Stock received by Target Stockholders in the Merger (including, without limitation, cash paid to Target Stockholders perfecting dissenters' rights or in lieu of fractional shares of Parent Common Stock) will be less than fifty percent (50%) of the aggregate fair market value of Target Common Stock outstanding immediately prior to the Merger.

     5. CardioDyne has no knowledge of any plan or intention of Luxtec to reacquire any Parent Common Stock issued pursuant to the Merger.

     6. During the past five (5) years, and at present, none of the outstanding shares of Target Common Stock, including the right to acquire or vote any such shares, have, directly or indirectly, been owned by Luxtec or Luxtec affiliates.

     7. The liabilities of CardioDyne assumed by Sub in the Merger and the liabilities to which the transferred assets of CardioDyne are subject were incurred by CardioDyne in the ordinary course of its business.

     8. On the Effective Date, the fair market value of the assets of CardioDyne transferred to Sub will exceed the sum of the liabilities assumed by Sub, plus the amount of liabilities, if any, to which the transferred assets are subject.

     9. CardioDyne is not and will not be at the Effective Date an investment company within the meaning of Section
368(a)(2)(F)(iii) and (iv) of the Code.

     10. CardioDyne is not and will not be at the Effective Date under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     11. No Target Stockholder is acting as agent for Luxtec in connection with the Merger or approval thereof and Luxtec will not reimburse any Target Stockholder for Target Common Stock such Target Stockholder may have purchased or for other obligations such Target Stockholder may have incurred.

     12. To the knowledge of CardioDyne, there is no plan or intention (a "Plan") on the part of the Target Stockholders to engage in a sale, exchange, transfer, distribution (including, without limitation, a distribution by a partnership to its partners or by a corporation to its stockholders), pledge, disposition or any other transaction, including a transaction or arrangement that reduces the risk of loss by short sale, hedging or otherwise, which results in a reduction of ownership or a direct or indirect disposition (a "Sale") of shares of Parent Common Stock received in the Merger that would reduce the Target Stockholders' ownership of Parent Common Stock to a number of shares having a value as of the Effective Date of less than fifty percent (50%) of the aggregate fair market value, immediately prior to the Merger, of all outstanding shares of Target Common Stock. For purposes of this representation, shares of Target Common Stock (i) with respect to which a Target Stockholder receives consideration in the Merger other than Parent Common Stock (including, without limitation, cash or other property received pursuant to the exercise of dissenters' rights or in lieu of fractional shares of Parent Common Stock) and/or (ii) with respect to which a Sale occurs prior to or subsequent to and in contemplation of the Merger, shall be considered shares of outstanding Target Common Stock exchanged for Parent Common Stock in the Merger and then disposed of pursuant to a Plan.

     13. No consideration will be paid or received (directly or indirectly, actually or constructively) for Target Common Stock other than Parent Common Stock, except for the cash payements contemplated by the Merger Agreement and payments of cash to Target Stockholders perfecting dissenters' rights.

     14. The fair market value of the Parent Common Stock and other consideration received by each Target Stockholder will be approximately equal to the fair market value of the Target Common Stock surrendered in exchange therefor, and the aggregate consideration received by Target Stockholders in exchange for their Target Common Stock will be approximately equal to the fair market value of all of the outstanding shares of Target Common Stock immediately prior to the Merger.

     15. Under Section 2.1(c) of the Merger Agreement, in lieu of any fractional shares of Parent Common Stock that would otherwise be issued, each Target Stockholder shall receive cash. The payment of cash in lieu of fractional shares of Parent Common Stock will be made solely for the purpose of avoiding the expense and inconvenience to Luxtec of issuing fractional shares and will not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to the Target Stockholders in lieu of issuing fractional shares of Parent Common Stock will not exceed 1% of the total consideration that will be issued in the Merger to the Target Stockholders in exchange for their shares of Target Common Stock. The fractional share interests of each holder of Target Common Stock will be aggregated, and no holder of Target Common Stock will receive cash in an amount equal to or greater than the value of one full share of Parent Common Stock.

     16. No shares of Sub have been or will be used as consideration or issued to Target Stockholders pursuant to the Merger.

     17. Luxtec, Sub and CardioDyne will each pay separately its own expenses relating to the Merger.

     18. There is no intercorporate indebtedness existing between Luxtec and CardioDyne or between Sub and CardioDyne that was issued, acquired or will be settled at a discount.

     19. Luxtec will assume no liabilities of CardioDyne or any Target Stockholder in connection with the Merger.

     20.  Any indebtedness owed by CardioDyne to any Target
Stockholder represents true debt, not equity, for income tax purposes.

     21. The terms of the Merger Agreement are the product of arms'-length negotiations.

     22. None of the compensation received by any stockholder-employees of CardioDyne will be separate consideration for, or allocable to, any of their shares of Target Common Stock; none of the shares of Parent Common Stock received by any stockholder-employees of CardioDyne will be separate consideration for, or allocable to, any employment agreement or any covenants not to compete; and the compensation paid to any stockholder-employees of CardioDyne will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arms'-length for similar services.

     23. No shares of Target Common Stock have been purchased by a stockholder of Luxtec during the Pre-Merger Period.

     Notwithstanding anything herein to the contrary, the undersigned makes no representations regarding any actions or conduct of CardioDyne pursuant to Luxtec's exercise of control over CardioDyne after the Merger.


                              CARDIODYNE, INC.


                              By:_____________________________

                              Title:__________________________

                              Date:___________________________

                                   EXHIBIT I

                       CERTIFICATE OF LUXTEC CORPORATION


     This certification is furnished in connection with the merger (the "Merger") pursuant to the Agreement of Merger and Plan of Reorganization dated as of June __, 1995 (the "Merger Agreement") among Luxtec Corporation, a Massachusetts corporation ("Luxtec"), Luxtec CD Acquisition Co. Inc., a Massachusetts corporation and wholly-owned subsidiary of Luxtec ("Sub"), and CardioDyne, Inc., a Delaware corporation ("CardioDyne"). Unless otherwise indicated, capitalized terms not defined herein shall have the meanings set forth in the Merger Agreement.

     After consulting with its counsel and auditors regarding the meaning of and factual support for the following representations, the undersigned hereby certifies and represents to the best of its knowledge and belief that the following statements are true:

     1. Pursuant to the Merger, CardioDyne will merge with and into Sub, and Sub will acquire substantially all of the assets and liabilities of CardioDyne. Specifically, Sub will acquire at least ninety percent (90%) of the fair market value of the net assets and at least seventy percent (70%) of the fair market value of the gross assets held by CardioDyne immediately prior to the Merger. For purposes of this representation, the following assets will be treated as assets held by CardioDyne immediately prior but not subsequent to the Merger: (i) assets disposed of by CardioDyne (other than assets transferred from CardioDyne to Sub in the Merger) prior to the Merger and in contemplation thereof (including without limitation any asset disposed of by CardioDyne, other than in the ordinary course of business, pursuant to a plan or intent existing during the period ending at the Effective Date and beginning with the commencement of negotiations (whether formal or informal) with Luxtec regarding the Merger (the "Pre-Merger Period")), (ii) assets used by CardioDyne or Sub to pay stockholders perfecting dissenters' rights or amounts paid by CardioDyne to stockholders receiving cash, including cash in lieu of fractional shares of Parent Common Stock, or to pay other expenses or liabilities of CardioDyne or such stockholders incurred in connection with the Merger and (iii) assets used to make distributions, redemptions or other payments in respect of Target Common Stock or rights to acquire Target Common Stock (including payments treated as such for tax purposes) that are made in contemplation of the Merger or related thereto.

     2. The Merger will be undertaken by Luxtec and Sub for valid business purposes and not for the purpose of tax avoidance.

     3. Prior to the Merger, Luxtec will be in "Control" of Sub. As used herein, "Control" shall consist of direct ownership of stock possessing at least eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote and at least eighty percent (80%) of the total number of shares of each and all other classes of stock of Sub. For purposes of determining Control, a person shall not be considered to own voting stock if rights to vote such stock (or to restrict or otherwise control the voting of such stock) are held by a third party (including a voting trust) other than an agent of such person.

     4. Luxtec has no plan or intention to cause Sub to issue additional shares of its stock, or to take any other action, that would result in Luxtec losing Control of Sub.

     5.   Luxtec has no plan or intention to reacquire any Parent
Common Stock issued pursuant to the Merger.

     6. Luxtec has no plan or intention to liquidate Sub; to merge Sub with or into another corporation, including Luxtec or its affiliates; to sell, distribute or otherwise dispose of the stock of Sub, except for transfers of stock to corporations controlled by Luxtec, as described in both Section 368(a)(2)(C) of the Internal Revenue Code of 1986, as amended (the "Code"); or to cause Sub to sell or otherwise dispose of any of its assets or of any of the assets acquired from CardioDyne in the Merger, except for dispositions made in the ordinary course of business, or transfers of assets to a corporation controlled by Sub, as described in both Section 368(a)(2)(C) of the Code and Treasury Regulation Section 1.368-2(j)(4).

     7. Following the Merger, Sub will continue the historic business of CardioDyne or use a significant portion of CardioDyne's historic business assets in a business.

     8. During the past five (5) years, and at present, none of the outstanding shares of Target Common Stock, including the right to acquire or vote any such shares, have, directly or indirectly, been owned by Luxtec or Luxtec affiliates.

     9.   Neither Luxtec nor Sub is or will be at the Effective
Date an investment company within the meaning of
Section 368(a)(2)(F)(iii) and (iv) of the Code.

     10. No Target Stockholder is acting as agent for Luxtec in connection with the Merger or approval thereof and Luxtec will not reimburse any Target Stockholder for Target Common Stock such Target Stockholder may have purchased or for other obligations such stockholder may have incurred.

     11. No consideration will be paid or received (directly or indirectly, actually or constructively) for Target Common Stock other than Parent Common Stock, except for the cash payments contemplated by the Merger Agreement and payments of cash to Target Stockholders perfecting dissenters' rights.

     12. The total fair market value of all consideration other than Parent Common Stock received by Target Stockholders in connection with the Merger (including, without limitation, cash paid to Target Stockholders perfecting dissenters' rights or in lieu of fractional shares of Parent Common Stock) will be less than fifty percent (50%) of the aggregate fair market value of Target Common Stock outstanding immediately prior to the Merger.

     13. The fair market value of the Parent Common Stock and other consideration received by each Target Stockholder will be approximately equal to the fair market value of the Target Common Stock surrendered in exchange therefor, and the aggregate consideration received by Target Stockholders in exchange for their Target Common Stock will be approximately equal to the fair market value of all of the outstanding shares of Target Common Stock immediately prior to the Merger.

     14. Under Section 2.1(c) of the Merger Agreement, in lieu of any fractional shares of Parent Common Stock that would otherwise be issued, each Target Stockholder shall receive cash. The payment of cash in lieu of fractional shares of Parent Common Stock will be made solely for the purpose of avoiding the expense and inconvenience to Luxtec of issuing fractional shares and will not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to Target Stockholders in lieu of issuing fractional shares of Parent Common Stock will not exceed 1% of the total consideration that will be issued in the Merger to Target Stockholders in exchange for their shares of Target Common Stock. The fractional share interests of each holder of Target Common Stock will be aggregated, and no holder of Target Common Stock will receive cash in an amount equal to or greater than the value of one full share of Parent Common Stock.

     15. No shares of Sub have been or will be used as consideration or issued to Target Stockholders pursuant to the Merger.

     16. There is no intercorporate indebtedness existing between Luxtec and CardioDyne or between Sub and CardioDyne that was issued, acquired or will be settled at a discount.

     17. Luxtec will assume no liabilities of CardioDyne or any Target Stockholder in connection with the Merger.

     18. Luxtec, Sub and CardioDyne will each pay separately its own expenses relating to the Merger.

     19. The terms of the Merger Agreement are the product of arms'-length negotiations.

     20. None of the compensation received by any stockholder-employees of CardioDyne after the Merger will be separate consideration for, or allocable to, any of their shares of Target Common Stock; none of the shares of Parent Common Stock received by any stockholder-employees of CardioDyne will be separate consideration for, or allocable to, any employment agreement or any covenants not to compete; and the compensation paid to any stockholder-employees of CardioDyne after the Merger will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arms'-length for similar services.


                                   LUXTEC CORPORATION


                                   By:_____________________________

                                   Title:__________________________

                                   Date:___________________________


                                     LUXTEC CD ACQUISITION CO. INC.


                                   By:_____________________________

                                   Title:__________________________

                                   Date:___________________________

                                    ANNEX B

                             ARTICLES OF AMENDMENT

                                       TO

                            ARTICLES OF ORGANIZATION

                                       OF

                               LUXTEC CORPORATION

                       THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                One Ashburton Place, Boston, Massachusetts 02108


                             ARTICLES OF AMENDMENT                       FEDERAL IDENTIFICATION
                             GENERAL LAWS, CHAPTER 156B, SECTION 72      NO.      04-2741310


We                                                 James W. Hobbs, President and
                                                     Justin P. Morreale, Clerk


                               LUXTEC CORPORATION
                          (EXACT Name of Corporation)

located at       326 CLARK STREET,  WORCESTER, MASSACHUSETTS  01606
                     (MASSACHUSETTS Address of Corporation

do hereby certify that these ARTICLES OF AMENDMENT effecting Articles NUMBERED:3
      (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on April 3, 1992, by vote of:

                  shares of      Common Stock              out of                                    shares outstanding,
-----------------           ----------------------               ----------------------------------
                            type, class & series (if any)

                  shares of                                out of                                    shares outstanding, and
-----------------           ------------------------             ----------------------------------
                            type, class & series (if any)

                  shares of                                out of                                    shares outstanding,
-----------------           ------------------------             ----------------------------------
                            type, class & series (if any)

         being at least a majority of each type, class or series outstanding and entitled to vote thereon:


VOTED: To amend the Articles of Organization of the Corporation to increase the authorized number of shares of Common Stock of the Corporation from 2,000,000 to 10,000,000.




Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

To total presently authorized is:



  WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCK
----------------------------      ---------------------------------------------
TYPE        NUMBER OF SHARES      TYPE         NUMBER OF SHARES       PAR VALUE
COMMON:                           COMMON:         2,000,000              $.01

PREFERRED:                        PREFERRED:


CHANGE the total authorized to:



  WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCK
----------------------------      ---------------------------------------------
TYPE        NUMBER OF SHARES      TYPE         NUMBER OF SHARES       PAR VALUE
COMMON:                           COMMON:         10,000,000              $.01

PREFERRED:                        PREFERRED:


The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:
______________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this ______ day of September, in the year 1995.


________________________________________________________________President



________________________________________________________________Clerk

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

================================================================================

         I hereby approve the within articles of amendment and, the filing fee
in the amount of $         having been paid, said articles are deemed to have
been filed with me this               day of                , 19  .





                              MICHAEL J. CONNOLLY
                              Secretary of State





         TO BE FILLED IN BY CORPORATION

            PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


TO:

                              Victor J. Paci, Esq.
                              Bingham, Dana & Gould
                              150 Federal Street, Boston, MA  02110
                              Telephone: (617) 951-8000

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                One Ashburton Place, Boston, Massachusetts 02108

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

We                                                               James W. Hobbs,
President and

                                                             Justin P. Morreale,
Clerk

                               Luxtec Corporation
--------------------------------------------------------------------------------
                           (EXACT Name of Corporation)

located at 326 Clark Street, Worcester, Massachusetts 01606
          ----------------------------------------------------------------------

                     (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT effecting Articles NUMBERED:
6
--------------------------------------------------------------------------------
       (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on April 3, 1992, by vote of:

            shares of      Common Stock      out of          shares outstanding,
-----------           ----------------------        --------
                          type, class & series (if any)

            shares of                     out of         shares outstanding, and
-----------           -------------------        -------
                          type, class & series (if any)

            shares of                        out of          shares outstanding,
-----------           ----------------------       ---------
                          type, class & series (if any)

         being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

VOTED: To amend the Articles of Organization of the Corporation to limit the personal liability and provide for the indemnification of officers and directors of the Corporation in certain situations.

            SEE CONTINUATION SHEET VI (attached hereto as Exhibit A)

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

To total presently authorized is:

                            WITHOUT PAR VALUE STOCKS

TYPE                  NUMBER OF SHARES
--------------------------------------
COMMON:
--------------------------------------
PREFERRED:
--------------------------------------

                              WITH PAR VALUE STOCK

TYPE                NUMBER OF SHARES            PAR VALUE
---------------------------------------------------------
COMMON:
---------------------------------------------------------
PREFERRED:
---------------------------------------------------------

CHANGE the total authorized to:

                            WITHOUT PAR VALUE STOCKS


TYPE                  NUMBER OF SHARES
--------------------------------------
COMMON:
--------------------------------------
PREFERRED:
--------------------------------------

                              WITH PAR VALUE STOCK

TYPE                NUMBER OF SHARES            PAR VALUE
---------------------------------------------------------
COMMON:
---------------------------------------------------------
PREFERRED:
---------------------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:

----------------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed
our names this                day of September, in the year 1995.

                                                                President
            ----------------------------------------------------

                                                                Clerk
            ----------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

================================================================================


         I hereby approve the within articles of amendment and, the filing fee
in the amount of $       having been paid, said articles are deemed to have
been filed with me this day of           , 19    .

                               MICHAEL J. CONNOLLY
                               Secretary of State

TO BE FILLED IN BY CORPORATION

                  PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:

                            Victor J. Paci, Esq.
                            Bingham, Dana & Gould
                            150 Federal Street, Boston, MA  02110
                            Telephone: (617) 951-8000

                                                                       EXHIBIT A

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF ORGANIZATION
                                       OF
                               LUXTEC CORPORATION

                              CONTINUATION SHEET VI


                                   ARTICLE VI

         Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders: (If there are no provisions state "None".)

         1. No director shall be personally liable to the corporation or to any of its stockholders for monetary damages for any breach of fiduciary duty by such director as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent required from time to time by applicable law, this provision shall not eliminate the liability of a director, to the extent such liability is provided by applicable law, (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith which involve intentional misconduct or a knowing violation of law, (c) under Section 61 or Section 62 of the Business Corporation Law of The Commonwealth of Massachusetts, or (d) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article VI-A shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

         2.  Indemnification.

                  2.1. Right to Indemnification. The corporation shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal or administrative (a

                       CONTINUATION SHEET VI-PAGE 2 OF 7

         "Proceeding"), by reason of being, having or been having agreed to become, a director or officer of the corporation, or serving, having served or having agreed to serve, at the request of the corporation, as a director or officer of, or in a similar capacity with, another organization or in any capacity with respect to any employee benefit plan (any such person being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expense, liability and loss (including without limitation reasonable attorneys' fees, judgments, fines, "ERISA" excise taxes or penalties) incurred or suffered by the Indemnitee or on behalf of the Indemnitee in connection with such Proceeding and any appeal therefrom, unless the Indemnitee shall have been adjudicated in such Proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the corporation or, to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. Notwithstanding anything to the contrary in this Article, except as set forth in Section 2.6 below, the corporation shall not indemnify or advance expenses to an Indemnitee seeking indemnification in connection with a Proceeding (or part thereof) initiated by the Indemnitee, unless the initiation thereof was approved by the Board of Directors of the corporation.

                  2.2. Settlements. Subject to compliance by the Indemnitee with the applicable provisions of Section 2.5 below, the right to indemnification conferred in this Article shall include the right to be paid by the corporation for amounts paid in settlement of any such Proceeding and any appeal therefrom, and all expenses (including attorneys' fees) incurred in connection with such settlement, pursuant to a consent decree or otherwise, unless it is held or determined pursuant to Section 2.5 below that the Indemnitee did not act in good faith in the reasonable belief that his or her action was in the best interest of the corporation or, to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

                  2.3. Notification and Defense of Proceedings. The Indemnitee shall notify the corporation in writing as soon as reasonably practicable of any Proceeding involving the Indemnitee for which indemnity or advancement of expenses is intended to be sought. Any omission so to notify the corporation shall not relieve it from any liability that it may have to the Indemnitee under this Article unless, and only to the extent that, such omission results in

                       CONTINUATION SHEET VI-PAGE 3 OF 7


         the forfeiture of substantive rights or defenses by the corporation. With respect to any Proceeding of which the corporation is so notified, the corporation shall be entitled, but not obligated, to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee, except as provided in the last sentence of this Section 2.3. After notice from the corporation to the Indemnitee of its election so to assume such defense (subject to the limitations in the last sentence of this Section 2.3), the corporation shall not be liable to the Indemnitee for any fees and expenses of counsel subsequently incurred by the Indemnitee in connection with such Proceeding, other than as provided below in this Section 2.3. The Indemnitee shall have the right to employ his or her own counsel in connection with such Proceeding, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof at its expense with counsel reasonably acceptable to Indemnitee shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee at the corporation's expense has been authorized by the corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and the Indemnitee in the conduct of the defense of such action or (iii) the corporation shall not in fact have employed counsel reasonably acceptable to the Indemnitee to assume the defense of such Proceeding within a reasonable time after receiving notice thereof, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the corporation, except as otherwise expressly provided by this Article. The corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any Proceeding brought by or in the right of the corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

                  2.4. Advancement of Expenses. Except as provided in Section
         2.3 of this Article, as part of the right to indemnification granted by this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending any Proceeding within the scope of Section 2.1 of this Article or any appeal therefrom shall be paid by the corporation in advance of the final disposition of such matter, provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of a written undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that

                       CONTINUATION SHEET VI-PAGE 4 OF 7

         the Indemnitee is not entitled to be indemnified by the corporation as authorized by Section 2.1 or Section 2.2 of this Article. Such undertaking need not be secured and shall be accepted without reference to the financial ability of the Indemnitee to make such repayment. Such advancement of expenses shall be made by the corporation promptly following its receipt of written requests therefor by the Indemnitee, accompanied by reasonably detailed documentation, and of the foregoing undertaking.

                  2.5. Certain Presumptions and Determinations. If, in a Proceeding brought by or in the right of the corporation, a director or officer of the corporation is held not liable for monetary damages, whether because that director or officer is relieved of personal liability under the provisions of Section 1 of this Article or otherwise, that director or officer shall be deemed to have met the standard of conduct set forth in Section 2.1 and thus to be entitled to be indemnified by the corporation thereunder. In any adjudicated Proceeding against an Indemnitee brought by reason of the Indemnitee's serving, having served or agreed to serve, at the request of the corporation, an organization other than the corporation in one or more of the capacities indicated in Section 2.1, if the Indemnitee shall not have been adjudicated not to have acted in good faith in the reasonable belief that the Indemnitee's action was in the best interest of such other organization, the Indemnitee shall be deemed to have met the standard of conduct set forth in Section 2.1 and thus be entitled to be indemnified thereunder. An adjudication in such a Proceeding that the Indemnitee did not act in good faith in the reasonable belief that the Indemnitee's action was in the best interest of such other organization shall not create a presumption that the Indemnitee has not met the standard of conduct set forth in
         Section 2.1. In order to obtain indemnification of amounts paid in settlement pursuant to Section 2.2 of this Article, the Indemnitee shall submit to the corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to such indemnification. Any such indemnification under Section 2.2 shall be made promptly, and in any event within 60 days after receipt by the corporation of the written request of the Indemnitee, unless a court of competent jurisdiction holds within such 60-day period that the Indemnitee did not meet the standard of conduct set forth in Section 2.2 or the corporation determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet such standard. Such determination shall be made by the Board of Directors of the

                       CONTINUATION SHEET VI-PAGE 5 OF 7


         corporation, based on advice of independent legal counsel (who may, with the consent of the Indemnitee, be regular legal counsel to the corporation). The corporation and the directors shall be under no obligation to undertake any such determination or to seek any ruling from any court.

                  2.6. Remedies. The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the corporation denies such a request, in whole or in part, or, with respect to indemnification pursuant to Section 2.2, if no disposition thereof is made within the 60-day period referred to above in Section 2.5. Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the corporation. Neither absence of any determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met any applicable standard of conduct, nor an actual determination by the corporation pursuant to Section 2.5 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including reasonable attorneys' fees) incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such Proceeding shall also be paid by the corporation.


                  2.7. Contract Right; Subsequent Amendment. The right to indemnification and advancement of expenses conferred in this Article shall be a contract right. No amendment, termination or repeal of this Article or of the relevant provisions of Chapter 156B of the Massachusetts General Laws or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification or advancement of expenses under the provisions hereof with respect to any Proceeding arising out of or relating to any action, omission, transaction or facts occurring prior to the final adoption of such amendment, termination or repeal, except with the consent of the Indemnitee.

                  2.8. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or directors or otherwise, both as to action in his or her official capacity and as to

                       CONTINUATION SHEET VI-PAGE 6 OF 7


         action in any other capacity while holding office for the corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the corporation is specifically authorized to enter into, agreements with any Indemnitee providing indemnification rights and procedures different from those set forth in the Article.

                  2.9. Partial Indemnification. If an Indemnitee is entitled under any provision of this Article to indemnification by the corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by the Indemnitee or on his or her behalf in connection with any Proceeding and any appeal therefrom but not, however, for the total amount thereof, the corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

                  2.10. Insurance. The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another organization or employee benefit plan against any expense, liability or loss incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under Chapter 156B of the Massachusetts General Laws.

                  2.11. Merger or Consolidation. If the corporation is merged into or consolidated with another corporation and the corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the corporation under this Article with respect to any Proceeding arising out of or relating to any action, omission, transaction or facts occurring on or prior to the date of such merger or consolidation.

                  2.12. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify and advance expenses to each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any Proceeding, including an action by or in the right of the corporation, to the fullest extent permitted by any

                        CONTINUATION SHEET VI-PAGE 7 OF 7

         applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

                  2.13. Subsequent Legislation. If the Massachusetts General Laws are amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the corporation shall indemnify such persons to the fullest extent permitted by the Massachusetts General Laws as so amended.

                  2.14. Indemnification of Others. The corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to employees or agents of the corporation or other persons serving the corporation who are not Indemnitees, and such rights may be equivalent to, or greater or less than, those set forth in this Article.

         3. Meeting of the stockholders of the corporation may be held anywhere in the United States.

         4. The directors may make, amend, or repeal the By-Laws in whole or in part except with respect to any provision thereof which by law or the By-Laws requires action by the stockholders.

         5. The corporation may be a partner in any business enterprise which the corporation would have power to conduct by itself.

         6. The corporation may at any time enter into agreements to redeem an/or redeem its outstanding stock from any stockholder or stockholders without having to extend the same offer to its other stockholders.

                                    ANNEX C

                            ARTICLES OF ORGANIZATION

                                       OF

                               LUXTEC CORPORATION

                       THE COMMONWEALTH OF MASSACHUSETTS
                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                   ONE ASHBURTON PLACE, BOSTON, MASS.  02108

                            ARTICLES OF ORGANIZATION
                             (UNDER G.L. CH. 156B)

                                 INCORPORATORS

         NAME                                         POST OFFICE ADDRESS

Include given name in full in case of natural persons: in case of a corporation, give state of incorporation.

         Jack Kloots                                  Wells Park
                                                      Road Sturbridge, MA  01566

         The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

1.       The name by which the corporation shall be known is:

                 LUXTEC CORPORATION

2. The purpose for which the corporation is formed is as follows: To engage in the research, development, manufacturing, sale and distribution, at wholesale or retail, of all products dealing with optics or fiber optics, including without limitation, the manufacture of glass and lenses, and to do any act which a corporation may lawfully do in this Commonwealth.

         In general, to carry on any or all of the business of the corporation as principal, agent or contractor, and to carry on any other business incidental to and in connection with the foregoing and to have and exercise all the powers conferred by the laws of Massachusetts upon corporations formed under the General Laws of Massachusetts, and to do any or all of the things hereinbefore set forth to the same extent its natural persons might or could do.

         To do everything necessary and proper for the accomplishment of any of the purposes, or the attainment of any of the objects, or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things, incidental to or growing out of or connected with the aforesaid business or powers, or any part or parts whereof; provided, the same is not inconsistent with the laws under which this Corporation is organized.

         To act as designers and manufacturers of electro-mechanical-fiber-optical and special equipment and devices for the hospital, medical, microsurgical, veterinary, industrial, scientific and other related fields.


Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding.
Additions to more than one article may be continued on a single sheet so long as each article requiring each addition is clearly indicated.

3. The total number of shares and the par value, if any, of each class of stock within the corporation is authorized as below:

                       WITHOUT PAR VALUE                             WITH PAR VALUE

CLASS OF STOCK                                        NUMBER OF
                       NUMBER OF SHARES                 SHARES         PAR VALUE          AMOUNT
                                                                                      $
Preferred

Common                      12,500



*4.      If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

         Not applicable

*5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows: Any stockholder, including the heirs, assigns, executors or administrators of a deceased stockholder desiring to sell or transfer such stock owned by him or them, shall first offer it to the corporation through the Board of Directors, in the manner following:

         He shall notify the directors of his desire to sell or transfer by notice in writing, which notice shall contain the price at which he is willing to sell or transfer and the name of one arbitrator. The directors shall within thirty (30) days thereafter either accept the offer, or by notice to him in writing name a second arbitrator and these two shall name a third. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointed by the arbitrators, a majority may act in the absence of such arbitrator.

         After the acceptance of the offer, or the report of the arbitrators as to the value of the stock, the directors shall have thirty (30) days with which to purchase the same at such valuation, but if at the expiration of thirty (30) days, the corporation shall not have exercised the right so to purchase, the owner of the stock shall be at liberty to dispose of the same in any manner he may see fit.

         No shares of stock shall be sold or transferred on the books of the corporation until these provisions have been complied with but the Board of Directors may at or in any particular instance waive the requirement.

*6.      Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders.

         None


* If there are no provisions state "None".

7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date (not more than 30 days after the date of filing).

                 Effective Date Nov. 1, 1981

9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

  a. The post office address of the initial principal office of the corporation of Massachusetts is: Technology Park, P.O. Box 225, Sturbridge, MA 01566

  b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

                                                                               POST OFFICE
                      NAME                     RESIDENCE                         ADDRESS
President:        Jack Kloots               Wells Park Road               Sturbridge, MA 01566

Treasurer:        Jack Kloots               Wells Park Road               Sturbridge, MA 01566

Clerk:            Charlene Gravel           Cottage Road                  Holland, MA 01550

Directors:        Jack Kloots               Wells Park Road               Sturbridge, MA 01566
                  Rita Kloots               Wells Park Road               Sturbridge, MA 01566
                  Charlene Gravel           Cottage Road                  Holland, MA  01550

c. The date initially adopted on which the corporation's fiscal year ends is: October 31

d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

         Second Tuesday of December

e. The name and business address of the resident agent, if any, of the corporation is:

         None

         IN WITNESS WHEREOF and under the penalties of perjury the INCORPORATOR(S) sign(s) these Articles of Organization this _____ day of October, 1981.

                            ___________________________________________________
                                  Jack Kloots

The signature or each incorporator which is not a natural person must be an individual who shall show the capacity in which he acts and by signing shall represent under penalty of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

                       THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 12

================================================================================

                 I hereby certify that, upon examination of the within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $150.00 having been paid, said articles are deemed to have been filed with me this 23rd day of October 1981.


         Effective date:  11-1-81



                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State


                  PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE
                      SENT TO BE FILLED IN BY CORPORATION

TO:
                            Robert E. George, Esq.
                            511 Main Street, P.O. Box F
                            Fiskdale, Massachusetts  01518
                            Tel:  (508) 347-7114





                 FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $125. General Laws, Chapter 156B. Shares of stock with a par value less than one dollar shall be deemed to have par value of one dollar per share.

                       THE COMMONWEALTH OF MASSACHUSETTS
                                       ``
                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                            One Ashburton Place           Federal Identification
                             Boston, MA  02108-1512       No.     04-2741310


                             ARTICLES OF AMENDMENT
                     General Laws, Chapter 156B, Section 72


      This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                   __________


We,       Jack Kloots,                                             President and
          Charlene Gravel,                                         Clerk of


                               LUXTEC CORPORATION
                             (Name of Corporation)

located at Technology Park, P.O. Box 225, Sturbridge, MA 01566 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on March 12, 1982, by a vote of the incorporator prior to the initial issue of stock by the corporation, per Ch. 156B, Sec. 44

         n/a      shares of                         our od                    shares outstanding,
-----------------           -----------------------        ------------------
                                  (Class of Stock)

         n/a      shares of                         out of                    shares outstanding, and
-----------------           -----------------------        ------------------
                                  (Class of Stock)

         n/a      shares of                         out of                    shares outstanding,
-----------------           -----------------------        ------------------
                                  (Class of Stock)


                             See Appendix A hereto


Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is:

                          ____________     shares preferred
                                                                    WITH PAR VALUE (1)
                          12,500           shares common
                          ------------

                          ____________     shares preferred
                                                                    WITHOUT PAR VALUE
                          ____________     shares common

         (1) par value added by these Articles of Amendment

The amount of additional capital stock authorized is:

                          ___________      shares preferred
                                                                    WITH PAR VALUE
                          987,500
                          -----------
                                           shares common


                          ___________      shares preferred
                                                                    WITHOUT PAR VALUE
                          ___________      shares common

                                   APPENDIX A

VOTED: To amend the Articles of Organization to delete the restrictions on transfer of stock set forth in part 5 thereof.

VOTED: To amend the Articles of Organization to provide, in part 6, thereof, the following provisions:

                          To the extent permitted by the By-Laws, meetings of the stockholders of this corporation may be held anywhere in the United States.

                          To the extent permitted by law and by the By-Laws, the directors (as well as the stockholders) of this corporation shall have the power to make, amend or repeal, in whole or in part, the By-Laws.

                          The corporation may at any time enter into agreements to redeem and/or redeem its outstanding stock from any stockholder or stockholders without having to extend the same offer to its other stockholders.

VOTED: To amend the Articles of Organization to (i) change the par value of the presently authorized 12,500 shares from no par value to $.10 par value and (ii) increase authorized capital by 987,500 shares of Common Stock, $.10 par value, so that the authorized capital of the Corporation will be 1,000,000 shares of common Stock, $.10 par value.

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twenty-second day of March, in the year 1982.


                                  Jack Kloots                          President
                                  -------------------------------------

                                  Charlene Gravel                      Clerk
                                  -------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

                          I HEREBY APPROVE THE WITHIN ARTICLES OF AMENDMENT
                 AND, THE FILING FEE IN THE AMOUNT OF $718.75 HAVING BEEN PAID, SAID ARTICLES ARE DEEMED TO HAVE BEEN FILED WITH ME THIS 30TH DAY OF MARCH, 1982.





                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State





                         TO BE FILLED IN BY CORPORATION
                       Photo copy of amendment to be sent

                 To:
                          John R. Blake, Esq.
                          Bowditch & Dewey
                          311 Main Street, Worcester, MA 01608
                          Telephone:  (617) 791-3511

                       THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    One Ashburton Place, Boston, Mass. 02108

                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We       Jack Kloots,                                              President and
         John R. Blake,                                            Clerk of


                               LUXTEC CORPORATION
-------------------------------------------------------------------------------
                             (Name of Corporation)

located at  Technology Park, P.O. Box 225, Sturbridge, MA  01566
            -------------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization
of the corporation was duly adopted at a meeting held on   June 29, 1984,
by a vote of

  1,000,000   shares of Common  out of 1,000,000  shares outstanding
 -----------            ------         ----------
              shares of        out of             shares outstanding, and
 -----------            ------         ----------

              shares of        out of             shares outstanding,
 -----------            ------         ----------

         being at least a majority of each class outstanding and entitled to vote thereon:

VOTED: To amend the Articles of Organization by increasing authorized capital by 1,000,000 shares of Common Stock, $.10 par value.


Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

                         NO PAR VALUE              WITH PAR VALUE          PAR
KIND OF STOCK          NUMBER OF SHARES           NUMBER OF SHARES        VALUE
-------------          ----------------           ----------------        -----
  COMMON                                              1,000,000           $.10

  PREFERRED


CHANGE the total to:

                         NO PAR VALUE              WITH PAR VALUE          PAR
KIND OF STOCK          NUMBER OF SHARES           NUMBER OF SHARES        VALUE
-------------          ----------------           ----------------        -----
  COMMON                                              2,000,000           $.10

  PREFERRED


         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of July, 1984.


                                  Jack Kloots              President
                                  ------------------------

                                  John R. Blake            Clerk
                                  ------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

         I HEREBY APPROVE THE WITHIN ARTICLES OF AMENDMENT AND, THE FILING FEE IN THE AMOUNT OF $500.00 HAVING BEEN PAID, SAID ARTICLES ARE DEEMED TO HAVE BEEN FILED WITH ME THIS 9TH DAY OF AUGUST, 1984.





                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State





                         TO BE FILLED IN BY CORPORATION
                       Photo copy of amendment to be sent

To:
         John R. Blake, Esq.
         Bowditch & Dewey
         311 Main Street, Worcester, MA 01608
         Telephone:  (617) 791-3511

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    One Ashburton Place, Boston, Mass. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We       Jack Kloots,                                              President and
         John D. Ronnquist,                                        Clerk of


                               Luxtec Corporation
--------------------------------------------------------------------------------
                              (Name of Corporation)

located at       Technology Park, P.O. Box 225, Sturbridge, MA  01566
           ---------------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 2, 1986, by a vote of


  1,064,965   shares of   Common   out of  1,155,710  shares outstanding,
-------------           ----------        -----------

              shares of            out of             shares outstanding, and
-------------           ----------        -----------

              shares of            out of             shares outstanding,
-------------           ----------        -----------

         being at least a majority of each class outstanding and entitled to vote thereon:


VOTED: To change the par value of authorized capital stock from $.10 to $.001 and to increase authorized capital by 18,000,000 shares of Common Stock.



Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:


                       NO PAR VALUE          WITH PAR VALUE          PAR
KIND OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON                                         2,000,000            $.10

PREFERRED


CHANGE the total to:


                       NO PAR VALUE          WITH PAR VALUE          PAR
KIND OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON                                         20,000,000           $.001

PREFERRED

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 2nd day of May, in the year 1986.


                           Jack Kloots                  President
                  --------------------------------------

                           John D. Ronnquist            Clerk
                  --------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

         I HEREBY APPROVE THE WITHIN ARTICLES OF AMENDMENT AND, THE FILING FEE IN THE AMOUNT OF $9,000.00 HAVING BEEN PAID, SAID ARTICLES ARE DEEMED TO HAVE BEEN FILED WITH ME THIS 5TH DAY OF MAY, 1986.




                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State




                         TO BE FILLED IN BY CORPORATION
                       Photo copy of amendment to be sent


To:
         John R. Blake, Esq.
         Bowditch & Dewey
         311 Main Street, Worcester, MA 01608
         Telephone:  (617) 791-3511

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                One Ashburton Place, Boston, Massachusetts 02108

                              ARTICLES OF AMENDMENT
                     GENERAL LAWS, CHAPTER 156B, SECTION 72


We       Bernard A. Clark,                                         President and
         Joseph D. Campbell,                                       Clerk


                               Luxtec Corporation
--------------------------------------------------------------------------------
                           (EXACT Name of Corporation)

located at       326 Clark Street,  Worcester, Massachusetts  01606
           ---------------------------------------------------------------------
                      (MASSACHUSETTS Address of Corporation

do hereby certify that these ARTICLES OF AMENDMENT effecting Articles NUMBERED:
3
--------------------------------------------------------------------------------
       (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on April 3, 1992, by vote of:

10,074,640 shares of Common Stock out of 14,011,986 shares outstanding,
----------           ------------        ----------
           shares of              out of            shares outstanding, and
----------           ------------        ----------
           shares of              out of            shares outstanding,
----------           ------------        ----------

         being at least a majority of each type, class or series outstanding and entitled to vote thereon:


                                  SEE EXHIBIT A


Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

To total presently authorized is:

                            WITHOUT PAR VALUE STOCKS
TYPE                 NUMBER OF SHARES
-------------------------------------
COMMON:

PREFERRED:

                              WITH PAR VALUE STOCK

TYPE                NUMBER OF SHARES           PAR VALUE
--------------------------------------------------------
COMMON:                20,000,000                $.001

PREFERRED:

CHANGE the total authorized to:

                            WITHOUT PAR VALUE STOCKS

TYPE                 NUMBER OF SHARES
-------------------------------------
COMMON:

PREFERRED:

                              WITH PAR VALUE STOCK

TYPE                NUMBER OF SHARES           PAR VALUE
--------------------------------------------------------
COMMON:                2,000,000                  $.01

PREFERRED:

                                   EXHIBIT A

VOTED: That, upon approval of the proposed one-for-ten reverse stock split of the Corporation's Common Stock, par value $.001 per shares, Article 3 of the Corporation's Articles of Organization as amended to date, shall be amended as follows:

               Article 3 shall be amended so that the Corporation shall be authorized to issue one class of stock to be designed "Common Stock". The total number of shares of Common Stock which the Corporation shall have authority to issue is Two Million (2,000,000) with a par value of one cent ($.01) per share.

               At the effective time of this amendment each share of Common Stock, par value $0.001 per share, authorized immediately prior to this amendment shall be reclassified into one-tenth of one fully paid and non-assessable share of Common Stock, par value $0.01 per share, so that every ten shares of Common Stock par value $0.001 per share, authorized immediately prior to this amendment shall be combined together to form one full share of Common Stock par value $0.01 per share. Certificates for fractional shares of Common Stock will not be issued by reason of this amendment and instead a whole share will be issued to any stockholder entitled to a fraction of a share.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE April 10, 1992

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 9th day of April, in the year 1992.


                             Bernard Clark             President
                    ----------------------------------

                             Joseph Campbell           Clerk
                    ----------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

================================================================================


         I hereby approve the within articles of amendment and, the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 10th day of April, 1992.




                               MICHAEL J. CONNOLLY
                               Secretary of State


TO BE FILLED IN BY CORPORATION

                  PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT



TO:


                     Mitchell S. Bloom, Esquire
                     Testa, Hurwitz & Thibeault
                     Exchange Place, Suite 1700
                     Boston, MA  02109
                     Telephone: (617) 248-7425

                                    ANNEX D

                            ARTICLES OF ORGANIZATION

                                       OF

                         LUXTEC CD ACQUISITION CO. INC.

                       THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512


                            ARTICLES OF ORGANIZATION
                          (GENERAL LAWS, CHAPTER 156B)


                                   ARTICLE I
                        The name of the corporation is:

                        Luxtec CD Acquisition Co., Inc.


                                   ARTICLE II
     The purpose of the corporation is to engage in the following business activities:


To enter into an Agreement of Merger and Plan of Reorganization with CardioDyne, Inc., a Delaware corporation, and as the surviving corporation pursuant thereto, to continue the operation of CardioDyne's business, including the development, manufacture and distribution of medical monitoring devices.

To carry on any business which may be lawfully carried on by a corporation organized under M.G.L. Chapter 156B, whether or not related to the foregoing purpose.


Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

                                  ARTICLE III

The types and classes of stock and the total number of shares and par value, if any, of each type and class of stock which the corporation is authorized to issue is as follows:

     WITHOUT PAR VALUE                                     WITH PAR VALUE
                      NUMBER OF                               NUMBER OF
     TYPE              SHARES          TYPE                     SHARES                  PAR VALUE
Common:                  -0-         Common:                    200,000                  $0.01
                         -0-                                      -0-                      --
Preferred:               -0-         Preferred:                   -0-                      --
                         -0-                                      -0-                      --


                                   ARTICLE IV

If more than one class of stock is authorized, state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established within any class.

         Not applicable


                                   ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are:

         None


                                   ARTICLE VI

*Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

         See Exhibit A attached hereto and made a part hereof.


* If there are no provisions state "None".


Note: The preceding six (6) articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

                                  ARTICLE VII

The effective date of organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later EFFECTIVE DATE is desired, specify such date which shall not be more than thirty days after the date of filing.

The information contained in ARTICLE VIII is not a permanent part of the Articles of Organization and may be changed only by filing the appropriate form provided therefor.

                                  ARTICLE VIII

a. The street address of the principal office of the corporation in Massachusetts is: (post office boxes are not acceptable)

         326 Clark Street, Worcester, Massachusetts 01606-1214

b. The name, residence and post office address (if different) of the directors and officers of the corporation are:

                                                                                   POST OFFICE
                       NAME                       RESIDENCE                          ADDRESS
President:        James W. Hobbs              9 Ridge Road                             same
                                              Hopkinton, MA 01748

Treasurer:        Samuel M. Stein             11 Cadagan Way                           same
                                              Nashua, NH 03062

Clerk:            Justin P. Morreale          416 Lewis Wharf                          same
                                              Boston, MA 02110

Directors:        James W. Hobbs              9 Ridge Road                             same
                                              Hopkinton, MA  01748


c. The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month of: October 31

d. The name and business address of the resident agent of the corporation, if any, is: not applicable

                                   ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose names are set forth above, have been duly elected.

IN WITNESS WHEREOF AND UNDER THE PAINS AND PENALTIES OF PERJURY, I, whose signature(s) appear below as incorporator(s) and whose name(s) and business or residential address(es) are clearly typed or printed beneath each signature do hereby associate with the intention of forming this corporation under the provisions of General Laws, Chapter 156B and do hereby sign these Articles of Organization as incorporator(s) this 26th day of June, in the year 1995.

                 Donald P. Richards, Esq.
                 Bingham, Dana & Gould
                 150 Federal Street
                 Boston, Massachusetts 02110

Note: If an existing corporation is acting as incorporator, type in the exact name of the corporation, the state or other jurisdiction where it was incorporated, the name of the person signing on behalf of said corporation and the title he/she holds or other authority by which such action is taken.

                       THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF ORGANIZATION
                          (GENERAL LAWS, CHAPTER 156B)

================================================================================

I hereby certify that, upon examination of these Articles of Organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $200.00 having been paid, said articles are deemed to have been filed with me this 26th day of June 1995.

Effective date:_____________________________________________



                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth

FILING FEE: One tenth of one percent of the total authorized capital stock, but not less than $200.00. For the purpose of filing, shares of stock with a par value less than one dollar, or no par stock, shall be deemed to have a par value of one dollar per share.


                     TO BE FILLED IN BY CORPORATION
                     PHOTOCOPY OF DOCUMENTS TO BE SENT TO:


                       Donald P. Richards, Esq.
                       Bingham, Dana & Gould
                       150 Federal Street
                       Boston, Massachusetts  02110
                       Telephone:  (617) 951-8000

                                                                       EXHIBIT A

                            ARTICLES OF ORGANIZATION
                                       OF
                        LUXTEC CD ACQUISITION CO., INC.

         Article VI-A: No director shall be personally liable to the corporation or to any of its stockholders for monetary damages for any breach of fiduciary duty by such director as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent required from time to time by applicable law, this provision shall not eliminate the liability of a director, to the extent such liability is provided by applicable law, (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith which involve intentional misconduct or a knowing violation of law, (c) under Section 61 or
Section 62 of the Business Corporation Law of The Commonwealth of Massachusetts, or (d) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article VI-A shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

         Article VI-B: Meetings of the stockholders of the corporation may be held anywhere in the United States.

         Article VI-C: The directors may make, amend, or repeal the By-laws of the Corporation in whole or in part except with respect to any provision thereof which by law or the By-laws requires action by the stockholders.

         Article VI-D: The Corporation may be a partner in any business enterprise which the Corporation would have power to conduct by itself.

                                    ANNEX E

                                    BY-LAWS

                                       OF

                         LUXTEC CD ACQUISITION CO. INC.

                        LUXTEC CD ACQUISITION CO., INC.
                                 MASS. BY-LAWS

                               TABLE OF CONTENTS

Article I. - General.  .................................................   1
       1.1.  Offices.  .................................................   1
       1.2.  Seal.  ....................................................   1
       1.3.  Fiscal Year.  .............................................   1
Article II. - Stockholders.  ...........................................   1
       2.1.  Place of Meeting.  ........................................   1
       2.2.  Annual Meetings.  .........................................   1
       2.3.  Special Meetings.  ........................................   1
       2.4.  Notice of Meetings.  ......................................   2
       2.5.  Quorum.  ..................................................   2
       2.6.  Voting.  ..................................................   2
       2.7.  Inspectors of Election.  ..................................   3
       2.8.  Action Without Meeting.  ..................................   3
Article III. - Directors.  .............................................   3
       3.1.  Powers.  ..................................................   3
       3.2.  Number, Election and Term of Office.  .....................   4
       3.3.  Place of Meetings.  .......................................   4
       3.4.  Annual Meetings.  .........................................   4
       3.5.  Regular Meetings.  ........................................   4
       3.6.  Special Meetings.  ........................................   4
       3.7.  Notice of Meetings.  ......................................   4
       3.8.  Quorum.  ..................................................   5
       3.9.  Voting.  ..................................................   5
       3.10.  Action Without Meeting.  .................................   5
       3.11.  Meetings by Telephone Conference Calls.  .................   5
       3.12.  Resignations.  ...........................................   5
       3.13.  Removal.  ................................................   5
       3.14.  Vacancies.  ..............................................   6
       3.15.  Compensation of Directors.  ..............................   6
       3.16.  Committees.  .............................................   6
       3.17.  Issuance of Stock.  ......................................   6
Article IV. - Officers.  ...............................................   6
       4.1.  Officers.  ................................................   6
       4.2.  Election and Term of Office.  .............................   7
       4.3.  President.  ...............................................   7
       4.4.  Vice Presidents.  .........................................   7
       4.5.  Treasurer and Assistant Treasurer.  .......................   7
       4.6.  Clerk and Assistant Clerk.  ...............................   7
       4.7.  Secretary and Assistant Secretary.  .......................   8
       4.8.  Resignation.  .............................................   8

       4.9.  Removal.  .................................................   8
       4.10.  Vacancies.  ..............................................   8
       4.11.  Subordinate Officers.  ...................................   8
       4.12.  Compensation.  ...........................................   8
Article V. - Stock.  ...................................................   9
       5.1.  Stock Certificates.  ......................................   9
       5.2.  Transfer of Stock.  .......................................   9
       5.3.  Fixing Date for Determination of Stockholders' Rights.  ...   10
       5.4.  Lost, Mutilated or Destroyed Certificates.  ...............   10
Article VI. - Miscellaneous Management Provisions.  ....................   11
       6.1.  Execution of Instruments.  ................................   11
       6.2.  Corporate Records.  .......................................   11
       6.3.  Voting of Securities owned by this Corporation.  ..........   11
       6.4.  Interested Transactions.  .................................   12
Article VII. - Indemnification.  .......................................   12
       7.1.  Right to Indemnification.  ................................   12
       7.2.  Settlements.  .............................................   13
       7.3.  Notification and Defense of Proceedings.  .................   13
       7.4.  Advancement of Expenses.  .................................   14
       7.5.  Certain Presumptions and Determinations.  .................   14
       7.6.  Remedies.  ................................................   15
       7.7.  Contract Right; Subsequent Amendment.  ....................   15
       7.8.  Other Rights.  ............................................   16
       7.9.  Partial Indemnification.  .................................   16
       7.10.  Insurance.  ..............................................   16
       7.11.  Merger or Consolidation.  ................................   16
       7.12.  Savings Clause.  .........................................   17
       7.13.  Subsequent Legislation.  .................................   17
       7.14.  Indemnification of Others.  ..............................   17
Article VIII. - Amendments.  ...........................................   17
       8.1.  General.  .................................................   17

                        LUXTEC CD ACQUISITION CO., INC.
                                 B Y - L A W S

                             ARTICLE I. - GENERAL.

         1.1. OFFICES. The principal office of the corporation shall be in Worcester, Massachusetts. The corporation may also have offices at such other place or places within or without Massachusetts as the Board of Directors may from time to time determine or the business of the corporation may require.

         1.2. SEAL. The seal of the corporation shall be in the form of a circle inscribed with the name of the corporation, the year of its incorporation and the word "Massachusetts". When authorized by the Board of Directors and to the extent not prohibited by law, a facsimile of the corporate seal may be affixed or reproduced.

         1.3. FISCAL YEAR. The fiscal year of the corporation shall be the twelve months ending October 31 of each year.

                          ARTICLE II. - STOCKHOLDERS.

         2.1. PLACE OF MEETING. Meetings of stockholders shall be held at the principal office of the corporation or, to the extent permitted by the Articles of Organization, at such other place within the United States as the Board of Directors may from time to time designate.

         2.2. ANNUAL MEETINGS. The annual meeting of stockholders shall be held within six months after the end of the fiscal year of the corporation, on such date and at such time as the Board of Directors may determine, for the purpose of electing a Board of Directors and transacting such other business as may properly be brought before such meeting. At the annual meeting any business may be transacted whether or not the notice of such meeting shall have contained a reference thereto, except where such a reference is required by law, the Articles of Organization or these By-laws. If the annual meeting is not held on the date determined in accordance with this Section, a special meeting in lieu of the annual meeting may be held with all the force and effect of an annual meeting.

         2.3. SPECIAL MEETINGS. Special meetings of stockholders may be called by the President or by the Board of Directors, and shall be called by the Clerk or, in case of death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one or more stockholders who hold at least one-tenth part in interest of the capital stock entitled to vote at the meeting. At any special meeting only business to which a reference shall have been contained in the notice of such meeting may be transacted.

         2.4. NOTICE OF MEETINGS. Written or printed notice of each meeting of stockholders, stating the place, date and hour and the purposes of the meeting shall be given by the Clerk or other officer calling the meeting at least seven days, but not more than sixty days, before the meeting to each stockholder entitled to vote at the meeting or entitled to such notice by leaving such notice with him at his residence or usual place of business or by mailing it, postage prepaid, and addressed to the stockholder at his address as it appears in the records of the corporation. No notice need be given to any stockholder if he, or his authorized attorney, waives such notice by a writing executed before or after the meeting and filed with the records of the meeting or by his presence, in person or by proxy, at the meeting. Any person authorized to give notice of any such meeting may make affidavit of such notice, which, as to the facts therein stated, shall be conclusive. It shall be the duty of every stockholder to furnish to the Clerk of the corporation or to the transfer agent, if any, of the class of stock owned by him, his current post office address.

         2.5. QUORUM. At all meetings of stockholders the holders of a majority in interest of all capital stock entitled to vote at such meeting or, if two or more classes of stock are issued, outstanding and entitled to vote as separate classes, a majority in interest of each class, present in person or represented by proxy, shall constitute a quorum. The announcement of a quorum by the officer presiding at the meeting shall constitute a conclusive determination that a quorum is present. The absence of such an announcement shall have no significance. Shares of its own stock held by the corporation or held for its use and benefit shall not be counted in determining the total number of shares outstanding at any particular time. If a quorum is not present or represented, the stockholders present or represented and entitled to vote at such meeting, by a majority vote, may adjourn the meeting from time to time, without notice other than announcement at the meeting until a quorum is present or represented. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted if the meeting had been held as originally called. The stockholders present at a duly organized meeting may continue to transact business until adjournment notwithstanding the withdrawal of one or more stockholders so as to leave less than a quorum.

         2.6. VOTING. Except as otherwise provided by law or the Articles of Organization, at all meetings of stockholders each stockholder shall have one vote for each share of stock entitled to vote and registered in his name and a proportionate vote for a fractional share. Any stockholder may vote in person or by proxy dated not more than six months prior to the meeting and filed with the Clerk of the meeting. Every proxy shall be in writing, subscribed by a stockholder or his authorized attorney-in-fact, and dated. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. No proxy shall be valid after the final adjournment of the meeting. Voting on all matters, including the election of directors, shall be by voice vote unless voting by ballot is requested by any stockholder. At all meetings of stockholders, any matter put to a vote of stockholders shall be determined by a vote of a majority of the shares voting on such matter, or, if two or more classes of stock are entitled to vote as separate classes on such matter, a vote of a majority of the shares voting of each class, present in person or represented by proxy, except (i) where a larger vote is required by law, the Articles of Organization or these By-Laws, or (ii) in the case of elections of directors by stockholders, which shall be decided by a vote of a plurality of shares so voting. The corporation shall not, directly or indirectly, vote shares of its own stock.

         2.7. INSPECTORS OF ELECTION. One or more inspectors may be appointed by the Board of Directors before or at each meeting of stockholders, or, if no such appointment shall have been made, the presiding officer may make such appointment at the meeting. At the meeting for which they are appointed, such inspectors shall open and close the polls, receive and take charge of the proxies and ballots, and decide all questions touching on the qualifications of voters, the validity of proxies and the acceptance and rejection of votes. If any inspector previously appointed shall fail to attend or refuse or be unable to serve, the presiding officer shall appoint an inspector in his place.

         2.8. ACTION WITHOUT MEETING. Any action which may be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. Such consents shall be treated for all purposes as a vote at a meeting.

                           ARTICLE III. - DIRECTORS.

         3.1. POWERS. Except as otherwise provided by law, the Articles of Organization or these By-laws, the business of the corporation shall be managed by a Board of Directors who may exercise all the powers of the corporation.

         3.2. NUMBER, ELECTION AND TERM OF OFFICE. The Board of Directors shall consist of not less than one nor more than thirteen directors. Within the limits specified, the number of directors shall be determined (i) by a vote of the stockholders at the annual meeting, or (ii) by a vote of the stockholders at a special meeting called for the purpose by the Board of Directors, or (iii) by vote of the Board of Directors. Except for the initial directors and except as provided in section 3.14, the directors shall be elected at the annual meeting of the stockholders or at a special meeting. All directors shall hold office until the following annual meeting or special meeting in lieu of the annual meeting and until their successors are chosen and qualified.

         3.3. PLACE OF MEETINGS. Meetings of the Board of Directors may be held at any place within or without the Commonwealth of Massachusetts.

         3.4. ANNUAL MEETINGS. A meeting of the Board of Directors for the election of officers and the transaction of general business shall be held each year beginning in 1996, at the place of and immediately after the final adjournment of the annual meeting of stockholders or the special meeting in lieu of the annual meeting. No notice of such annual meeting need be given.

         3.5. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held, without notice, at such time and place as the Board of Directors may determine. Any director not present at the time of the determination shall be advised, in writing, of any such determination.

         3.6. SPECIAL MEETINGS. Special meetings of the Board of Directors, including meetings in lieu of the annual or regular meetings, may be held upon notice at any time upon the call of the President and shall be called by the President or the Clerk or, in case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application, signed by any two directors, stating the purpose of the meeting.

         3.7. NOTICE OF MEETINGS. Wherever notice of any meetings of the Board of Directors is required by these By-laws or by vote of the Board of Directors, such notice shall state the place, date and hour of the meeting and shall be given to each director by the President, Clerk or other officer calling the meeting at least two days prior to such meeting if given in person by telephone or by telecopier or at least four days prior to such meeting if given by mail. Notice shall be deemed to have been duly given, if by mail, by depositing the notice in the post office as a first class letter, postage prepaid, or, if by telecopier, by completing the telecopier transmission and receiving an answer-back, the letter or telecopy being addressed to the director at his last known mailing address or telecopy number as it appears on the books of the corporation. No notice need be given to any director who waives such notice by a writing executed before or after the meeting and filed with the records of the meeting or by his attendance at the meeting without protesting at or before the commencement of the meeting the lack of notice to him. No notice of adjourned meetings of the Board of Directors need be given.

         3.8. QUORUM. At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum. If a quorum is not present, those present may adjourn the meeting from time to time until a quorum is obtained. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted if the meeting had been held as originally called.

         3.9. VOTING. At any meeting of the Board of Directors, the vote of a majority of those present shall decide any matter except as otherwise provided by law, the Articles of Organization or these By-laws.

         3.10. ACTION WITHOUT MEETING. Any action which may be taken at any meeting of the Board of Directors may be taken without a meeting if all the directors consent to the action in writing and the written consents are filed with the records of the meetings of the Board of Directors. Such consents shall be treated for all purposes as a vote at a meeting.

         3.11. MEETINGS BY TELEPHONE CONFERENCE CALLS. Directors or members of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

         3.12. RESIGNATIONS. Any director may resign by giving written notice to the President or Clerk. Such resignation shall take effect at the time or upon the event specified therein, or, if none is specified, upon receipt. Unless otherwise specified in the resignation, its acceptance shall not be necessary to make it effective.

         3.13. REMOVAL. A director may be removed from office with or without cause by vote of the holders of a majority in interest of the stock entitled to vote in the election of such director and may be removed from office with cause by vote of a majority of the directors then in office. A director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him.

         3.14. VACANCIES. In the event of a vacancy in the Board of Directors, by reason of an enlargement of the Board of Directors or otherwise, the remaining directors, by majority vote, may elect a director to fill such vacancy and may exercise the powers of the full Board of Directors until the vacancy is filled.

         3.15. COMPENSATION OF DIRECTORS. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         3.16. COMMITTEES. The Board of Directors may, by vote of a majority of the directors then in office, appoint from their number one or more committees and delegate to such committees some or all of their powers to the extent permitted by law, the Articles of Organization or these By-laws. Except as the Board of Directors may otherwise determine, any such committee shall be governed in the conduct of its business by the rules governing the conduct of the business of the Board of Directors contained in these By-laws and may, by majority vote of the entire committee, make other rules for the conduct of its business. The Board of Directors shall have power at any time to fill vacancies in any such committees, to change its membership or to discharge the committee.

         3.17. ISSUANCE OF STOCK. The Board of Directors shall have power to issue and sell or otherwise dispose of such shares of the corporation's authorized but unissued capital stock to such persons and at such times and for such lawful consideration, including cash, property, services, a debt, note or expenses (except that, in the case of such stock having a par value, lawful consideration other than a debt or note of the purchaser must be received to the extent of such par value), and upon such terms as it shall determine from time to time.

                            ARTICLE IV. - OFFICERS.

         4.1. OFFICERS. The officers of the corporation shall consist of a President, a Treasurer, a Clerk, and such other officers with such other titles as the Board of Directors may determine, including but not limited to a Chairman of the Board of Directors, a Secretary, one or more Vice Presidents, Assistant Treasurers and Assistant Clerks, and Assistant Secretaries. Any officer may be required to give a bond for the faithful performance of his duties in such form and with such sureties as the Board of Directors may determine. Any number of offices may be held by the same person.

         4.2. ELECTION AND TERM OF OFFICE. Except for the initial officers and except as provided in section 4.10, the President, Treasurer and Clerk shall be elected by the Board of Directors at its annual meeting or at the special meeting held in lieu of the annual meeting and shall hold office until the following annual meeting of the Board of Directors or the special meeting in lieu of said annual meeting and until their successors are chosen and qualified. Other officers may be chosen by the Board of Directors at the annual meeting or any other meeting and shall hold office for such period as the Board of Directors may prescribe.

         4.3. PRESIDENT. Unless the Board of Directors otherwise determines, the President shall be the chief executive officer of the corporation. He shall have the general control and management of the corporation's business and affairs. He need not be a director. Unless there is a Chairman of the Board, the President shall preside at all meetings of the Board of Directors and of the stockholders.

         4.4. VICE PRESIDENTS. The Vice President, or if there be more than one, the Vice Presidents, shall perform such of the duties of the President on behalf of the corporation as may be respectively assigned to him or them from time to time by the Board of Directors or the President. The Board of Directors may designate a Vice President as the Executive Vice President, and in the absence or inability of the President to act, such Executive Vice President shall have and possess all of the powers and discharge all of the duties of the President, subject to the control of the Board of Directors.

         4.5. TREASURER AND ASSISTANT TREASURER. The Treasurer shall be the principal financial officer of the corporation. He shall have custody and control over all funds and securities of the corporation, maintain full and adequate accounts of all moneys received and paid by him on account of the corporation and, subject to the control of the Board of Directors, discharge all duties incident to the office of

Treasurer. Any Assistant Treasurer shall perform such of the duties of the Treasurer and such other duties as the Board of Directors, the President or the Treasurer may designate. The Treasurer shall have authority, in connection with the normal business of the corporation, to sign contracts, bids, bonds, powers of attorney and other documents when required.

         4.6. CLERK AND ASSISTANT CLERK. The Clerk shall be the principal recording officer of the corporation. He shall record all proceedings of the stockholders and discharge all duties incident to the office of Clerk. Unless a Secretary is appointed by the Board of Directors to perform such duties, the Clerk shall record all proceedings of the Board of Directors and of any committees appointed by the Board of Directors. Any Assistant Clerk shall perform such of the duties of the Clerk and such other duties as the Board of Directors, the President or the Clerk may designate. In the absence of the Clerk or any Assistant Clerk from any meeting of stockholders, the Board of Directors or any committee appointed by the Board of Directors, a Temporary Clerk designated by the person presiding at the meeting shall perform the duties of the Clerk. The Clerk shall be a resident of the Commonwealth of Massachusetts unless a resident agent has been appointed by the corporation pursuant to law to accept service of process.

         4.7. SECRETARY AND ASSISTANT SECRETARY. If appointed by the Board of Directors, the Secretary shall record all proceedings of the Board of Directors and discharge all duties incident to the office of Secretary. Any Assistant Secretary shall perform such of the duties of the Secretary and such other duties as the Board of Directors, President or Secretary may designate. The Board of Directors and any committee appointed by the Board of Directors may appoint a Secretary and one or more Assistant Secretaries to perform the functions of the Secretary and Assistant Secretary for such committee.

         4.8. RESIGNATION. Any officer may resign by giving written notice to the President or Clerk. Such resignation shall take effect at the time or upon the event specified therein, or, if none is specified, upon receipt. Unless otherwise specified in the resignation, its acceptance shall not be necessary to make it effective.

         4.9. REMOVAL. An officer may be removed from office with cause, after reasonable notice and opportunity to be heard, or without cause, in either case, by vote of a majority of the directors then in office.

         4.10. VACANCIES. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Clerk.

         4.11. SUBORDINATE OFFICERS. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe their powers and duties. The term "subordinate officers" shall in no event include the President, Treasurer and Clerk.

         4.12. COMPENSATION. The Board of Directors may fix the compensation of all officers of the corporation and may authorize any officer upon whom the power of appointing subordinate officers may have been conferred to fix the compensation of such subordinate officers.

                              ARTICLE V. - STOCK.

         5.1. STOCK CERTIFICATES. Each stockholder shall be entitled to a certificate or certificates of stock of the corporation in such form as the Board of Directors may from time to time prescribe. Each certificate shall be duly numbered and entered in the books of the corporation as it is issued, shall state the holder's name and the number and the class and the designation of the series, if any, of his shares, shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer and may, but need not, be sealed with the seal of the corporation. If any stock certificate is signed by a transfer agent, or by a registrar, other than a director, officer or employee of the corporation, the signatures thereon of the officers may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on any certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the corporation and delivered with the same effect as if he were such officer at the time of its issue. Every certificate of stock which is subject to any restriction on transfer pursuant to the Articles of Organization, the By-laws or any agreement to which the corporation is a party, shall have the restrictions noted conspicuously on the certificate and shall also set forth on the face or back of the certificate either (i) the full text of the restriction, or (ii) a statement of the existence of such restriction and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge. Every certificate issued at a time when the corporation is authorized to issue more than one class or series of stock shall set forth upon the face or back of the certificate either (i) the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series, if any, authorized to be issued, as set forth in the Articles of Organization or (ii) a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

         5.2. TRANSFER OF STOCK. Subject to any transfer restrictions then in force, the shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives. Such transfer shall be effected by delivery of the old certificate, together with a duly executed assignment and power to transfer endorsed thereon or attached thereto and with such proof of the authenticity of the signature and such proof of authority to make the transfer as the corporation or its agents may reasonably require, to the person in charge of the stock and transfer books and ledgers or to such other person as the Board of Directors may designate, who shall thereupon cancel the old certificate and issue a new certificate. The corporation may treat the holder of record of any share or shares of stock as the owner of such stock, and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have notice thereof, express or otherwise.

         5.3. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS' RIGHTS. The Board of Directors may fix in advance a time, not exceeding sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend or the making of any distribution to stockholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or the last date on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders entitled to notice of, and to vote at, such meeting and any adjournment thereof, to receive such dividend or distribution, to receive such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to express such consent or dissent. In such case only stockholders of record on the date so fixed shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date. In lieu of fixing such record date, the Board of Directors may close the stock transfer books for all or any part of such period. In any case in which the Board of Directors does not fix a record date or provide for the closing of the transfer books, the record date shall be the thirtieth day next preceding the date of such meeting, the dividend payment or distribution date, the date for allotment of rights, the date for exercising of rights in respect of any such change, conversion or exchange of capital stock, or the date for expressing such consent or dissent, as the case may be.

         5.4. LOST, MUTILATED OR DESTROYED CERTIFICATES. No certificates for shares of stock of the corporation shall be issued in place of any certificate alleged to have been lost, mutilated or destroyed, except upon production of such evidence of the loss, mutilation or destruction and upon indemnification of the corporation and its agents to such extent and in such manner as the Board of Directors may prescribe and as required by law.

               ARTICLE VI. - MISCELLANEOUS MANAGEMENT PROVISIONS.

         6.1. EXECUTION OF INSTRUMENTS. Except as otherwise provided in these By-laws or as the Board of Directors may generally or in particular cases authorize the execution thereof in some other manner, all instruments, documents, deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the corporation shall be signed by the President or a Vice President, or by the Treasurer or an Assistant Treasurer, or by the Clerk. Facsimile signatures may be used in the manner and to the extent authorized generally or in particular cases by the Board of Directors.

         6.2. CORPORATE RECORDS. The original, or attested copies, of the Articles of Organization, By-laws, and records of all meetings of incorporators and stockholders, and the stock and transfer records, which shall contain the names of all stockholders and the record address and the amount of stock held by each, shall be kept in the Commonwealth of Massachusetts at the principal office of the corporation, or at an office of its Clerk, its resident agent or its transfer agent. The copies and records need not all be kept in the same office. They shall be available at all reasonable times for inspection by any stockholder for any proper purpose. They shall not be available for inspection to secure a list of stockholders or other information for the purpose of selling such list or information or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the corporation.

         6.3. VOTING OF SECURITIES OWNED BY THIS CORPORATION. Subject always to the specific directions of the Board of Directors, (i) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted in person at any meeting of security holders of such other corporation by the President of this corporation if he is present at such meeting, or in his absence by the Treasurer of this corporation if he is present at such meeting, and (ii) whenever, in the judgment of the President, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the President, without the necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer, provided that if the President is unable to execute such proxy or consent by reason of sickness, absence from the United States or other similar cause, the Treasurer may execute such proxy or consent. Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.

         6.4. INTERESTED TRANSACTIONS. No contract or other transaction of this corporation with any other person, corporation, association, or partnership shall be affected or invalidated by the fact that (i) this corporation is a stockholder or partner in such other corporation, association, or partnership, or (ii) any one or more of the officers or directors of this corporation is an officer, director or partner of such other corporation, association or partnership, or (iii) any officer or director of this corporation, individually or jointly with others, is a party to or is interested in such contract or transaction. Any director of this corporation may be counted in determining the existence of a quorum at any meeting of the board of directors for the purpose of authorizing or ratifying any such contract or transaction, and may vote thereon, with like force and effect as if he or she were not so interested or were not an officer, director, or partner of such other corporation, association, or partnership.

                        ARTICLE VII. - INDEMNIFICATION.

         7.1. RIGHT TO INDEMNIFICATION. The corporation shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal or administrative (a "Proceeding"), by reason of being, having been or having agreed to become, a director or officer of the corporation, or serving, having served or having agreed to serve, at the request of the corporation, as a director or officer of, or in a similar capacity with, another organization or in any capacity with respect to any employee benefit plan (any such person being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expense, liability and loss (including without limitation reasonable attorneys' fees, judgments, fines, "ERISA" excise taxes or penalties) incurred or suffered by the Indemnitee or on behalf of the Indemnitee in connection with such Proceeding and any appeal therefrom, unless the Indemnitee shall have been adjudicated in such Proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the corporation or, to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. Notwithstanding anything to the contrary in this Article, except as set forth in section 7.6 below, the corporation shall not indemnify or advance expenses to an Indemnitee seeking indemnification in connection with a Proceeding (or part thereof) initiated by the Indemnitee, unless the initiation thereof was approved by the Board of Directors of the corporation.

         7.2. SETTLEMENTS. Subject to compliance by the Indemnitee with the applicable provisions of section 7.5 below, the right to indemnification conferred in this Article shall include the right to be paid by the corporation for amounts paid in settlement of any such Proceeding and any appeal therefrom, and all expenses (including attorneys' fees) incurred in connection with such settlement, pursuant to a consent decree or otherwise, unless it is held or determined pursuant to section 7.5 below that the Indemnitee did not act in good faith in the reasonable belief that his or her action was in the best interest of the corporation or, to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.


         7.3. NOTIFICATION AND DEFENSE OF PROCEEDINGS. The Indemnitee shall notify the corporation in writing as soon as reasonably practicable of any Proceeding involving the Indemnitee for which indemnity or advancement of expenses is intended to be sought. Any omission so to notify the corporation shall not relieve it from any liability that it may have to the Indemnitee under this Article unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the corporation. With respect to any Proceeding of which the corporation is so notified, the corporation shall be entitled, but not obligated, to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee, except as provided in the last sentence of this section 7.3. After notice from the corporation to the Indemnitee of its election so to assume such defense (subject to the limitations in the last sentence of this section 7.3), the corporation shall not be liable to the Indemnitee for any fees and expenses of counsel subsequently incurred by the Indemnitee in connection with such Proceeding, other than as provided below in this section 7.3. The Indemnitee shall have the right to employ his or her own counsel in connection with such Proceeding, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof at its expense with counsel reasonably acceptable to Indemnitee shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee at the corporation's expense has been authorized by the corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and the Indemnitee in the conduct of the defense of such action or (iii) the corporation shall not in fact have employed counsel reasonably acceptable to the Indemnitee to assume the defense of such Proceeding within a reasonable time after receiving notice thereof, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the corporation, except as otherwise expressly provided by this Article. The corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any Proceeding brought by or in the right of the corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

7.4. ADVANCEMENT OF EXPENSES. Except as provided in section 7.3 of this Article, as part of the right to indemnification granted by this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending any Proceeding within the scope of section 7.1 of this Article or any appeal therefrom shall be paid by the corporation in advance of the final disposition of such matter, provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of a written undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the corporation as authorized by section 7.1 or 7.2 of this Article. Such undertaking need not be secured and shall be accepted without reference to the financial ability of the Indemnitee to make such repayment. Such advancement of expenses shall be made by the corporation promptly following its receipt of written requests therefor by the Indemnitee, accompanied by reasonably detailed documentation, and of the foregoing undertaking.

         7.5. CERTAIN PRESUMPTIONS AND DETERMINATIONS. If, in a Proceeding brought by or in the right of the corporation, a director or officer of the corporation is held not liable for monetary damages, whether because that director or officer is relieved of personal liability under the provisions of
Article 6A of the Articles of

Organization of the corporation or otherwise, that director or officer shall be deemed to have met the standard of conduct set forth in section 7.1 and thus to be entitled to be indemnified by the corporation thereunder. In any adjudicated Proceeding against an Indemnitee brought by reason of the Indemnitee's serving, having served or agreed to serve, at the request of the corporation, an organization other than the corporation in one or more of the capacities indicated in section 7.1, if the Indemnitee shall not have been adjudicated not to have acted in good faith in the reasonable belief that the Indemnitee's action was in the best interest of such other organization, the Indemnitee shall be deemed to have met the standard of conduct set forth in section 7.1 and thus be entitled to be indemnified thereunder. An adjudication in such a Proceeding that the Indemnitee did not act in good faith in the reasonable belief that the Indemnitee's action was in the best interest of such other organization shall not create a presumption that the Indemnitee has not met the standard of conduct set forth in section 7.1. In order to obtain indemnification of amounts paid in settlement pursuant to section 7.2 of this Article, the Indemnitee shall submit to the corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to such indemnification. Any such indemnification under section 7.2 shall be made promptly, and in any event within 60 days after receipt by the corporation of the written request of the Indemnitee, unless a court of competent jurisdiction holds within such 60-day period that the Indemnitee did not meet the standard of conduct set forth in section 7.2 or the corporation determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet such standard. Such determination shall be made by the Board of Directors of the corporation, based on advice of independent legal counsel (who may, with the consent of the Indemnitee, be regular legal counsel to the corporation). The corporation and the directors shall be under no obligation to undertake any such determination or to seek any ruling from any court.

7.6. REMEDIES. The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the corporation denies such a request, in whole or in part, or, with respect to indemnification pursuant to section 7.2, if no disposition thereof is made within the 60-day period referred to above in section 7.5. Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the corporation. Neither absence of any determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met any applicable standard of conduct, nor an actual determination by the corporation pursuant to section 7.5 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including reasonable attorneys' fees) incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such Proceeding shall also be paid by the corporation.

         7.7. CONTRACT RIGHT; SUBSEQUENT AMENDMENT. The right to indemnification and advancement of expenses conferred in this Article shall be a contract right. No amendment, termination or repeal of this Article or of the relevant provisions of Chapter 156B of the Massachusetts General Laws or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification or advancement of expenses under the provisions hereof with respect to any Proceeding arising out of or relating to any action, omission, transaction or facts occurring prior to the final adoption of such amendment, termination or repeal, except with the consent of the Indemnitee.

         7.8. OTHER RIGHTS. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding office for the corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the corporation is specifically authorized to enter into, agreements with any Indemnitee providing indemnification rights and procedures different from those set forth in the Article.

         7.9. PARTIAL INDEMNIFICATION. If an Indemnitee is entitled under any provision of this Article to indemnification by the corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by the Indemnitee or on his or her behalf in connection with any Proceeding and any appeal therefrom but not, however, for the total amount thereof, the corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

         7.10. INSURANCE. The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another organization or employee benefit plan against any expense, liability or loss incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under Chapter 156B of the Massachusetts General Laws.

         7.11. MERGER OR CONSOLIDATION. If the corporation is merged into or consolidated with another corporation and the corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the corporation under this Article with respect to any Proceeding arising out of or relating to any action, omission, transaction or facts occurring on or prior to the date of such merger or consolidation.

         7.12. SAVINGS CLAUSE. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify and advance expenses to each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any Proceeding, including an action by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

         7.13. SUBSEQUENT LEGISLATION. If the Massachusetts General Laws are amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the corporation shall indemnify such persons to the fullest extent permitted by the Massachusetts General Laws as so amended.

         7.14. INDEMNIFICATION OF OTHERS. The corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to employees or agents of the corporation or other persons serving the corporation who are not Indemnitees, and such rights may be equivalent to, or greater or less than, those set forth in this Article.

                          ARTICLE VIII. - AMENDMENTS.

         8.1. GENERAL. These By-laws may be amended, added to or repealed, in whole or in part, (i) by vote of the stockholders at a meeting, where the substance of the proposed amendment is stated in the notice of the meeting, or
(ii) by vote of a majority of the directors then in office, except that no amendment may be made by the Board of Directors on matters reserved to the stockholders by law or the Articles of Organization or which changes the provisions of these By-laws relating to the removal of directors or to the requirements for amendment of these By-laws. Notice of any amendment, addition or repeal of any By-law by the Board of Directors stating the substance of such action shall be given to all stockholders not later than the time when notice is given of the meeting of stockholders next following such action by the Board of Directors. Any By-law adopted by the Board of Directors may be amended or repealed by the stockholders.

                                    ANNEX F

                      EXCERPT FROM GENERAL CORPORATION LAW

                                     OF THE

                               STATE OF DELAWARE

                          RELATING TO APPRAISAL RIGHTS

         262 APPRAISAL RIGHTS. (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251, 252, 254, 257, 258, 263 or 264 of this title:

         (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

         (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

         a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

         b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders.

         c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

         d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

         (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         (d) Appraisal rights shall be perfected as follows:

         (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date of such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

         (2) If the merger or consolidation was approved pursuant to Section 228 or 253 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address as it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholders fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (Last amended by Ch. 262, L.'94, eff. 7-1/94.)

                                    ANNEX G

                             1995 STOCK OPTION PLAN

                           FOR NON-EMPLOYEE DIRECTORS

                                       OF

                               LUXTEC CORPORATION

                                                                         ANNEX G

                               LUXTEC CORPORATION
                             1995 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

1.       PURPOSE

         The purpose of this 1995 Stock Option Plan for Non-Employee Directors (the "Plan") of Luxtec Corporation (the "Company") is to attract and retain highly qualified directors of the Company who are not also officers or employees of the Company and to encourage such directors to own shares of the Company's Common Stock, $0.01 par value ("Common Stock"), so as to provide additional incentives to promote the success of the Company.

2.       ADMINISTRATION

         Grants of stock options under the Plan shall be automatic as provided in Section 6. All questions of interpretation of the Plan or of any options issued hereunder shall be determined by the Board of Directors of the Company (the "Board"), provided that the Board shall have no discretion with respect to the eligibility or selection of directors to receive options, the timing of grants or the number of shares of Common Stock subject to this Plan or any option granted hereunder. All such determinations by the Board shall be final and binding upon all persons having an interest in the Plan.

3.       PARTICIPATION

         All directors of the Company who are not employees or officers of the Company or any subsidiary of the Company shall be eligible to participate in the Plan (each a "Non-Employee Director").

4.       COMMON STOCK AVAILABLE FOR OPTIONS

         (a) Subject to adjustment under subsections (b) - (f), options may be granted under the Plan in respect of a maximum of 200,000 shares of Common Stock. Shares subject to an option that expires or terminates unexercised shall again be available for options hereunder to the extent of such expiration or termination. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

         (c) If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

         (d) In the event of a recapitalization or reorganization of the Company (other than a transaction described in subsection (c) above) purusant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

         (e) In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

         (f) No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment pursuant to subsections (b) - (e) hereunder of the number of shares covered by an option shall cause such number to include a fraction of a share, the optionee shall receive from the Company cash in lieu of such fraction of a share.

5.       NONSTATUTORY STOCK OPTIONS

         All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

6.       TERMS AND CONDITIONS OF OPTIONS

         Each option granted under the Plan shall be evidenced by a written instrument in substantially the form of the attached Exhibit 1 hereto or in such other form as the Board may approve and shall be subject to the following terms and conditions:

         (a)      Grant of Options.

                  (i) General Formula. Commencing as provided below, at each annual meeting of stockholders of the Company, and at each special meeting in lieu thereof (each an "Annual Meeting"), each Non-Employee Director elected at such Annual Meeting shall receive options to purchase shares of Common Stock of the Company at a rate of 4,000 shares for each year of the term of office to which such Non-Employee Director is elected (in the normal case, 12,000 shares for election to a three year term of office) as a director of the Company. Upon the election of a Non-Employee Director other than at an Annual Meeting (whether by the Board of Directors or the stockholders and whether to fill a vacancy or otherwise) or any change in such Non-Employee Director's status which makes him or her so eligible (e.g., termination of his or her employment with the Company while he or she remains a director, thus becoming a Non-Employee Director), such Non-Employee Director shall automatically be granted options to purchase shares of Common Stock at the annual rate of 4,000 shares for each year or portion thereof (rounded to the nearest month) of the term of office to which such Non-Employee Director is elected or which remains unexpired in his or her term, as the case may be.

(ii) Initial Option Grants. Each Non-Employee Director who is reelected to a three-year term at the Annual Meeting to be held in 1995 (the "1995 Annual Meeting"), shall be granted an option to purchase 12,000 shares of Common Stock. In addition, all current Non-Employee Directors shall be granted fully vested options to purchase 8,000 shares of Common Stock of the Company (the "Initial Options").

         (b) Date of Grant. The "Date of Grant" for options granted under this Plan shall be the date of the approval of this Plan by the Company's Board of Directors for the Initial Options and the date of election or re-election of a Non-Employee Director, as the case may be, for all other options. No options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the stockholders of the Company.

         (c) Purchase Price. The purchase price for Common Stock subject to an option granted hereunder shall be 100% of the fair market value of the Common Stock on the date the option is granted, which shall be the last sale price for the Common Stock as reported by the American Stock Exchange Emerging Company Marketplace ("AMEX-ECM") for the business day immediately preceding such date or, if the Company's Common Stock is not traded on the AMEX-ECM, the last sale price for the Common Stock as reported by the exchange or other inter-dealer system on which the Common Stock is traded.

         (d)      Period of Exercise.

                  (i) General Formula for Exercisability. Except as expressly provided herein, options granted under this Plan shall become exercisable with respect to 4,000 shares on the Date of Grant and with respect to 4,000 shares on each of the first and second anniversaries of the Date of Grant if and only if the option holder is a Non-Employee Director of the Company at the opening of business on that date (i.e. options to purchase 12,000 shares of Common Stock granted at the 1995 Annual Meeting will become exercisable with respect to 4,000 shares at each of the 1995 Annual Meeting date and the 1996 and 1997 anniversaries thereof).

                  (ii) Option Period. Options granted pursuant to the Plan shall be exercisable for a period of ten years from the Date of Grant.

         (e) Term and Termination. Non-Employee Directors holding exercisable options under this Plan who cease to serve as members of the Board of Directors of the Company may, during their lifetime, exercise the rights they had under such options at the time they ceased being a Non-Employee Director for the full unexpired term of such option. Upon the death of a Non-Employee Director, those entitled to do so under the Non-Employee Director's will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the Non-Employee Director at the time of his or her death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the exercise period set forth in Section 6(d)(ii) hereof.

         (f) Exercise; Payment; and Withholding. Options may be exercised only by written notice to the Treasurer of the Company at its principal executive office accompanied by payment in the form of a check payable to the order of the Company of the full purchase price for the shares as to which they are exercised. Upon receipt of such notice and payment, the Company shall promptly issue and deliver to the option holder (or other person entitled to exercise the option) a certificate or certificates for the number of shares as to which the exercise is made. Such shares shall be fully paid and nonassessable. Whenever shares are to be issued upon exercise of an Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy Federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) if and to the extent required by law prior to the delivery of any certificate or certificates for such shares.

7.       OPTIONS NOT TRANSFERABLE

         Options granted under the Plan shall not be transferable by the holder other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder.

8.       LIMITATION OF RIGHTS

         Neither the Plan nor the granting of any option hereunder shall constitute an agreement or understanding that the Company will retain a Non-Employee Director for any period of time or at any particular rate of compensation. The holder of an option shall have no rights as a shareholder with respect to shares as to which the option has not been exercised and payment made hereunder.

9.       STOCKHOLDER APPROVAL

         This Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present or represented, and voting, at a meeting duly held in accordance with the laws of the Commonwealth of Massachusetts within 12 months from the date of its approval by the Board. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.

10.      AMENDMENT OR TERMINATION OF THE PLAN

         The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment to change the eligibility or selection of directors to receive options, the timing or pricing of grants, or the number of shares of Common Stock subject to the Plan or any option granted thereunder, may be made more than once every six months, other than to comport with changes in the Code or the rules thereunder.

11.      GOVERNING LAW

         The Plan shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws provisions.

                                                                       EXHIBIT 1

                               LUXTEC CORPORATION

                       NON-EMPLOYEE DIRECTOR STOCK OPTIONS

         Luxtec Corporation (the "Company") hereby grants to (the "Optionee") a stock option under and subject to the 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and upon the terms and conditions set forth below. Capitalized terms used and not otherwise defined in this Option have the meanings given to them in the Plan.

         1. Stock Option. The Company grants to the Optionee the right and option to purchase from the Company shares of Common Stock at a price of $ per share. This Option is granted subject to any and all of the terms and conditions of the Plan governing such options. This Option shall become exercisable in whole or in part (whole number of shares only) with respect to __________ shares on the Date of Option (as set forth below), and with respect to __________ shares on each of the first and second anniversaries of the Date of Option if and only if the option holder is a Non-Employee Director of the Company at the opening of business on that date. In no event may this Option be exercised as to any shares after the expiration of ten years from the date hereof.

         This Option shall not be treated as an incentive stock option under
Section 422(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Exercise; Payment; and Withholding. This Option shall be exercised by delivery by the Optionee of written notice to the Treasurer of the Company specifying the date of this Option, the number of shares as to which this Option is being exercised, accompanied by full payment for such shares in the form of a check payable to the order of the Company. The Company will promptly issue and deliver to the Optionee one or more certificates for the number of shares as to which exercise is made. Whenever shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy Federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) if and to the extent required by law prior to the delivery of any certificate or certificates for such shares.

         3. Termination of Option. If the Optionee ceases to serve as a member of the Board of Directors of the Company for any reason, the Optionee may exercise the rights which the Optionee had hereunder at the time the Optionee ceased being a Non-Employee Director for the full unexpired term of the Option. Upon the death of the Optionee, those entitled to do so by the Optionee's will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the Optionee at the time of the Optionee's death. This Option shall terminate after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this Section 3, no rights under this Option may be exercised after the expiration of ten years from the date hereof.

         4. Adjustment of Terms. The terms and conditions of this Option are subject to adjustment as provided in Section 4 of the Plan.

         5. No Transfer. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder.

         6. Securities Laws. The purchase of any shares by the Optionee upon exercise of this Option shall be subject to the conditions that (i) the Company may in its discretion require that a registration statement under the Securities Act of 1933 with respect to the sale of such shares to the Optionee shall be in effect, and such shares shall be duly listed, subject to notice of issuance, on any securities exchange on which the Common Stock may then be listed, (ii) all such other action as the Company considers necessary to comply with any law, rule or regulation applicable to the sale of such shares to the Optionee shall have been taken and (iii) the Optionee shall have made such representations and agreements as the Company may require to comply with applicable law.

         7. Limitation of Rights. The Optionee shall have no rights as a shareholder with respect to any shares subject to this Option until such shares are issued and delivered against payment therefor. The Optionee shall have no right to be retained as a director of the Company by virtue of this Option.

         8. Governing Law. This Option shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws provisions.

                                              LUXTEC CORPORATION

                                              By:
                                                 -------------------------------
                                                 Title:

Date of Option:

                                    ANNEX H

                                 CONSENT LETTER

                                       OF

                              ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports, and to all references to our firm, included in or made a part of this proxy statement.

                                                   Arthur Andersen LLP

Boston, Massachusetts
September 12, 1995

                                    ANNEX I

                                    PROXIES

                               LUXTEC CORPORATION
                                326 Clark Street
                      Worcester, Massachusetts 01606-1214


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James W. Hobbs and Samuel M. Stein or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Luxtec Corporation (the "Company") held of record by the undersigned on September 5, 1995, at the 1995 Annual Meetings of Stockholders (the "Meeting") to be held on October 17, 1995 or any adjournment thereof.


1. To approve an amendment to the Company's Articles of Organization to increase the number of shares authorized for issuance from 2,000,000 to 10,000,000.


      ____ FOR                   ____ AGAINST                     ____ ABSTAIN


2. To approve the issuance of shares of the Company's Common Stock in connection with the Merger Agreement.


      ____ FOR                   ____ AGAINST                     ____ ABSTAIN


3.    To elect directors

                 ____FOR all nominees (except as marked to the contrary below)

                 ____WITHHOLD AUTHORITY for all nominees listed below

                                 Lynn K. Friedel
                                 James W. Hobbs

(Instruction: To withhold authority to vote for any individual, write the nominee's name on the space provided below.)

4. To ratify the amendment of the Company's 1992 Stock Option Plan to increase the number of shares authorized for issuance under the Plan and to limit the number of options that may be granted to any one individual under the Plan in any fiscal year.


      ____ FOR                   ____ AGAINST                     ____ ABSTAIN


5.    To approve the Company's 1995 Stock Option Plan For Non-Employee
      Directors.


      ____ FOR                   ____ AGAINST                     ____ ABSTAIN


6. To approve an amendment of the Company's Articles of Organization with respect to the limitation of liability of directors and indemnification of directors and officers of the Company.


      ____ FOR                   ____ AGAINST                     ____ ABSTAIN


7. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company.


      ____ FOR                   ____ AGAINST                     ____ ABSTAIN

Account No.                       No. of Shares                     Proxy No.





This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees for director and FOR the action described in each of the Items above. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign.

         Dated  ____________________________________________

         Signature _________________________________________

         Signature _________________________________________
                               (if held jointly)


                         ______________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PAPER PROMPTLY USING THE ENCLOSED ENVELOPE.

                         ______________________________

                                CARDIODYNE, INC.
                                95 Clinton Road
                         Brookline, Massachusetts 02146


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Paul Epstein and Patrick G. Phillipps or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of CardioDyne, Inc. (the "Company") held of record by the undersigned on September 5, 1995, at the Special Meeting of Stockholders (the "Meeting") to be held on October 17, 1995 or any adjournment thereof.

1.    To approve and adopt the Merger Agreement.

      ____ FOR                   ____ AGAINST                     ____ ABSTAIN


Account No.                       No. of Shares                     Proxy No.




This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the action described in Item No. 1 above. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign.

         Dated  ____________________________________________

         Signature _________________________________________

         Signature _________________________________________
                               (if held jointly)

                         ______________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PAPER PROMPTLY USING THE ENCLOSED ENVELOPE.

                         ______________________________

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-K

     /X/ Annual Report Pursuant to Section 13 or 15(d) of the Securities
         Exchange Act of 1934 for the fiscal year ended October 31, 1994 [Fee Required]

                                       or

     / / Transition Report Pursuant to Section 13 or 15(d) of the Securities
         Exchange Act of 1934 [No Fee Required]

     For the transition period from _____________ to _____________

                         Commission File Number: 0-14961

                               LUXTEC CORPORATION
             (Exact name of registrant as specified in its charter)

          MASSACHUSETTS                                     04-2741310
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                       Identification No.)

                326 CLARK STREET, WORCESTER, MASSACHUSETTS 01606
               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (508) 856-9454

           Securities registered pursuant to Section 12(b) of the Act:
             AMERICAN STOCK EXCHANGE - EMERGING COMPANY MARKETPLACE
                     COMMON STOCK, $.01 PAR VALUE PER SHARE
                                (Title of class)

           Securities registered pursuant to Section 12(g) of the Act:
                                      NONE

     Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

     Yes    X      No
         -------      -------

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. / /

     The aggregate market value of the voting Common Stock held by non-affiliates of the registrant was approximately $3,008,606 based on the closing bid price of such stock on December 30, 1994, as reported by the American Stock Exchange Emerging Company Marketplace ($3.63 per share).

     As of January 5, 1995, 1,432,565 shares of Common stock, $.01 par value, were issued and outstanding.

         Documents Incorporated by Reference             Form 10-K Reference
         -----------------------------------             -------------------
     Proxy Statement for the next Annual Meeting               Part III
     or special meeting in lieu thereof.

                                     PART I

ITEM 1. BUSINESS

The Corporation

     Luxtec Corporation, a Massachusetts Corporation (the "Corporation" or "Luxtec"), was organized in November 1981, and is engaged in the design, manufacture, marketing and distribution of fiber optic headlight and video camera systems, light sources, cables, retractors, surgical telescopes and other custom made surgical equipment for the medical and dental industries. Through its subsidiary, Fiber Imaging Technologies, Inc., the Corporation also manufactures small diameter specialty endoscopes for industrial and medical markets.

     The Corporation has developed a proprietary, totally programmable, fiber optic drawing system designed to manufacture optical glass to a predetermined diameter as well as to control the actual size of the fiber bundles. The fibers are utilized in fiber optic cables which are incorporated with the Corporation's Surgical Headlight Systems and the Video Camera Systems as well as in an array of fiber optic transilluminators utilized with the Corporation's surgical instruments. The Corporation also markets replacement fiber optic cables and light sources for use with other manufacturers' products, including various endoscopic systems used in minimally invasive surgical procedures.

     The Corporation maintains its principal executive offices and facilities at 326 Clark Street, Worcester, Massachusetts 01606, and its telephone number is
(508) 856-9454.

Background and Technology

     Fiber optics allow for the transmission, element by element, of a light or image from one place to another through a flexible conduit. Fiber optic technology permits the drawing of high quality optical glass rods and tubes into flexible fibers, each coated with a "jacket" (a film of an organic silicon), that protects the fibers from abrasion. This provides for an improved ability to bend and transmit light and images to and from inaccessible places.

     The technology used by Luxtec to provide illumination directly to the surgical site is facilitated by fiber optic cables piping light into an adjustable headlight composed of a series of lenses and mirrors mounted on a headband. These lenses then focus the light directly on the surgical site when worn by the surgeon. This provides a lightweight, low temperature illumination source to enhance visualization for microsurgical and deep cavity illumination. State of the art microsurgery often involves working on anatomical structures smaller than 1 millimeter in diameter. To work on such small structures, the surgeon often needs high quality, portable, magnification devices. The new Luxtec telescopes are designed to offer both high quality magnification with coincident illumination.

Products of the Corporation

     Headlight Systems The Corporation has designed and manufactured a line of fiber optic headlight systems that assist surgeons by illuminating the area of the surgical procedure. Designed to provide maximum performance and comfort, the Corporation's headlight system is lightweight and provides the surgeon with near coaxial view. The Corporation's patented headlight systems provide a virtually unobstructed view of the area of surgical procedure.

     Light Sources A fiber optic light source with solid state electronics permits the precise regulation of electric current in order to control illumination levels of Xenon and Halogen lamps and, thereby, eliminates fluctuations or "flickering" in the light provided. The lamps illuminate the end surface of the fiber optic cable through which the light is transmitted in a rigid or flexible mode without heat. The Corporation manufactures a product line of high quality, solid state Xenon and Halogen fiber optic light sources. The light intensities offered by the Corporation's light sources cover a wide range in order to serve the varying requirements in illuminating surgical and diagnostic procedures. The Corporation's light sources are designed and manufactured to comply with U.L. 544 medical safety standards and are listed domestically with ETL Laboratories. Internationally, the Corporation works to achieve compliance with as many international standards as necessary to compete effectively on a worldwide basis.

     The Corporation's model numbers 9175 and 9300 Xenon light sources produce high intensity light that is the equivalent of daylight in color. The white light produced by these light sources is used in instances where more intense illumination is required, e.g., for arthroscopic television surgery or for use with the Corporation's Videolux television camera products.

     Fiber Optic Cables The Corporation designs and manufactures a complete range of fiber optic cables and holds patents on certain fiber optic cable assemblies. See "Patents and Proprietary Information." The Corporation has a range of fiber bundle diameters from 1.0 mm to 6.5 mm and also allows a surgeon to choose from various angulations (180 degree, 90 degree and 45 degree) in order to optimize the use of surgical instruments. The Corporation employs a proprietary technology that enables the fiber optic interface to withstand significantly higher temperatures and that permits the use of higher output light sources.

     All of the Corporation's fiber optic cables are adaptable to competitors' light sources. The Corporation's Component Cable System allows the end-user to adapt the end fitting of each cable to their own needs. The Component Cable System is designed to provide the flexibility of universal cables by incorporating a patented process to permanently attach select end fittings to the cable and, thereby, customize the cable according to the user's needs, either at the point of manufacturing or at the customer's site. This allows the customer to reduce the inventory of replacement cables and facilitates a rapid turnaround when a cable needs to be replaced in the operating room, clinic, or surgi - center.

     Fiber Optic Headlight and Video Camera Systems The Corporation manufactures and markets a series of video products that are currently being used in the United States and approximately 26 countries around the world. The Corporation's Videolux Headlight Camera Systems are designed to televise most surgical procedures. The system is a very small, lightweight, solid state television camera mounted at the front of a headband, manufactured by the Corporation, and integrated with fiber optic illumination.

     The Corporation's Videolux System can transmit the surgeon's eye view of the procedure live to a television monitor for teaching purposes or to be recorded for later use. The Videolux Cameras are available in the NTSC (National Television System Committee) and PAL (Phase Alternation by Line) formats as well as in all voltages required worldwide.

     Surgical Telescopes The Corporation manufactures and markets a proprietary line of surgical telescopes. The custom fit telescopes provide the surgeon with increased magnification ranging from 2.5X to 6X. During the fourth quarter of Fiscal Year 93, the Corporation introduced illumination to the surgical telescope, utilizing fiber optic delivery of light into the line of sight and thus providing the first surgical telescope with coaxial illumination. These products are part of the current product offering of the Corporation.

Patents and Proprietary Information

     The Corporation maintains a policy of seeking patent protection in connection with certain elements of its technology when it believes that such protection will benefit the Corporation. The Corporation owns the following U.S. Patents (date of issuance shown in parentheses):

        * Patent No. 4516190 for Surgical Headlight (May 7, 1985)
        * Patent No. 4534617 for Fiber Optic Cable (August 13, 1985)
        * Patent No. 4616257 for Headlight Camera System (October 7, 1986)
        * Patent No. 4653848 for 45 degree and 90 degree Fiber Optic Cables (March 31, 1987)
        * Patent No. 4797736 for Videolux Television Fiber Optic Headlight Camera System (January 10, 1989)
        * Patent No. 5042930 for Optical System allowing coincident viewing, illuminating and photography (August 27, 1991)
        * Patent No. 5078469 for Optical System allowing coincident viewing, illuminating and photography (January 7, 1992)
        * Patent No. 5220453 for telescopic spectacles with coaxial illumination (June 15, 1993)
        * Patent No. 5295052 for a light source assembly (March 15 1994)
        * Patent No. D345368 for surgical telescopes (March 22, 1994)
        * Patent No. 5307432 for crimped light source termination (April 26,
          1994)
        * Patent No. 5331357 for an illumination assembly (July 19, 1994)
        * Patent No. D349123 for spectacles having integral illumination (July 26, 1994)
        * Patent No. D350760 for an eyeglass frame temple (September 20, 1994)

     In addition, the Corporation has entered into an exclusive license agreement with InterMED Corporation for the rights to Patent No. 5,222,949 ("In-Vivo Hardenable Catheter") for developing a line of catheters incorporating fiber optics to facilitate several potential specialized applications.

     The Corporation is the owner of three federal trademark registrations: (i) LUXTEC, registration number 1,453,098, registered August 18, 1987; (ii) LUXTEC (and design), registration number 1,476,726, registered February 16, 1988; and
(iii) LUXTEC (stylized), registration number 1,758,176, registered March 16,
1993.

     In general, the Corporation relies on its development and manufacturing efforts and skills of its personnel rather than patent protection to establish and maintain its industry position. The Corporation treats its design and technical data as confidential and relies on nondisclosure agreements, trade secrets laws and non-competition agreements to protect its proprietary position. There can be no assurance that these measures will adequately protect the Corporation's proprietary technologies.

Marketing and Sales

     The Corporation's customers are acute care hospitals, clinics, surgi - centers, and surgeons. An estimated 33,000 surgeons use the Corporation's products, on a worldwide basis. The Corporation's products provide illumination and magnification used during the surgical procedure.

     The Corporation distributes its products through regional specialty surgical distributors, supported by Luxtec field specialists as well as a customer support team located in the Worcester facility. Internationally, Luxtec distributes through a network of local distributors. The Corporation currently has distributors in 27 countries.

     The Corporation competes on the basis of price, product quality and reliability. The Corporation believes that its large base of satisfied users is also a key marketing advantage and that the combination of satisfied customers and quality products positions the corporation as one of the premium vendors in the marketplace. The Corporation believes that it provides a higher standard of post sales support when compared to the competition and that the combination of service and a three year warranty stands as a significant market differentiation.

     The Corporation's marketing strategy is to provide training and support for the distributor channel, to enhance end user awareness and demand by participating as an exhibitor at major medical meetings, and to insure that the Corporation provides high quality and performance of its products.

Competition

     The Corporation competes with national and international companies engaged in the manufacture of headlight systems, including B.F. Wehmer and Designs for Vision, and in fiber optic medical instruments with Pilling Weck Company, the Stryker Company and Richard Wolf & Company as well as other smaller diversified companies. In the replacement cable market, the Corporation competes with both original equipment manufacturers as well as others engaged in activities similar to that of the Corporation. The Corporation is not aware of any specific seasonal variation factors that directly effect net sales levels.

     The Corporation's management believes that direct competition in the light source market comes from several established companies having considerably larger and greater financial and human resources, including Designs for Vision, Olympus, B.F. Wehmer, Karl Storz Company, and Richard Wolf & Company.

Government Regulation

     The Corporation's products are subject to government regulation in the United States and other countries. In order to test clinically, produce and market products for human diagnostic or therapeutic use, the Corporation must comply with mandatory procedures and safety standards established by the United States Food and Drug Administration ("FDA") and comparable state and foreign regulatory agencies. Typically, products must meet regulatory standards as safe and effective for their intended use prior to being marketed for human applications. The clearance process is expensive and time consuming, and no assurance can be given that any agency will grant clearance for the sale of the Corporation's products or that the length of time the process will require will not be extensive. The Corporation's facility is in compliance with the Federal Food and Drug Administration requirements for Good Manufacturing Practice.

Major Customers

     For the year ended October 31, 1994, one customer, Specialty Surgical Instruments, accounted for 15% of the Corporation's sales.

Research and Development

     The Corporation spent approximately $437,000 for product development in fiscal year 1994, $270,000 in fiscal 1993, and $276,000 in fiscal 1992. The Corporation expects that the increased level of investment in product development will result in a series of product introductions during fiscal 1995.

Manufacturing and Suppliers

     The Corporation purchases components and materials from more than 300 vendors. The Corporation believes it can purchase substantially all of its product requirements from other competing vendors under similar terms. The Corporation has no long-term contract with any supplier.

Backlog

     At October 31, 1994, the Corporation's backlog was $181,154, compared to $475,117 at October 31, 1993. The Corporation generally ships products within three weeks of the receipt of an order from a customer. The Corporation does not believe that its backlog accurately predicts the amount of quarterly or annual revenues.

Employees

     As of October 31, 1994, the Corporation had 52 full time employees, of whom three are executives, two are engaged in supervisory capacities, 25 are in manufacturing and the remainder are involved in engineering, research and development, marketing and administration. None of the Corporation's employees are covered by a collective bargaining agreement. The Corporation believes its employee relations are good.

Executive Officers

     For information with respect to the Executive Officers of the Corporation, see the section entitled "Election of Directors" appearing in the Corporation's Proxy Statement in connection with its next Annual Meeting of Shareholders or special meeting in lieu thereof, which section is incorporated herein by reference.

ITEM 2.  PROPERTIES

     The Corporation occupies approximately 22,000 square feet at 326 Clark Street, Worcester, Massachusetts under a lease that expires in September 1996. The Corporation believes that this space is adequate to meet its current requirements and that alternative space would be available at comparable prices should the lease not be extended after its expiration.

ITEM 3.  LEGAL PROCEEDINGS

     The Corporation is not a party to, nor is any of its property the subject of, any material pending legal proceeding.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     No matters were submitted to a vote of security holders, whether through solicitation of proxies or otherwise, during the fourth quarter of the Corporation's fiscal year ended October 31, 1994.

                                     PART II

ITEM 5.  MARKET FOR THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER
         MATTERS

     The Corporation's Common Stock is traded on the American Stock Exchange Emerging Company Marketplace (AMEX) under the AMEX symbol "LXU.ECM." The Corporation's Common Stock has been listed on the American Stock Exchange since April 20, 1994. From September, 1986 until April, 1994 the Corporation's Common Stock was traded in the over-the-counter market on the National Association of Securities Dealers, Inc. Automated Quotations System (NASDAQ) under the NASDAQ symbol "LUXT." The following table sets forth (i) the high and low closing bid prices for the Corporation's Common Stock as reported by NASDAQ for the periods indicated below until April 19, 1994, and (ii) the high and low closing sale prices of the Corporation's Common Stock on the AMEX during the periods indicated below commencing on April 20, 1994.

                                                                 Common Stock
                                                            ----------------------
                                                            High               Low
                                                            ----               ---
 Fiscal Year Ended 10/31/93
     First Quarter                                         $ 2.63            $ 1.75
     Second Quarter                                          2.63              1.38
     Third Quarter                                           2.00              1.25
     Fourth Quarter                                          1.75              1.31


 Fiscal Year Ended 10/31/94
     First Quarter                                           2.25              1.50`
     Second Quarter                                          2.13              1.50
     Third Quarter                                          10.13              2.13
     Fourth Quarter                                          7.75              3.75

     On December 30, 1994, the closing sale price of the Corporation's Common Stock on the American Stock Exchange Emerging Company Marketplace was $3.63.

     As of December 30, 1994, there were approximately 823 holders of record of the Corporation's Common Stock. The Corporation estimates that there are approximately 1,600 beneficial holders of the Corporation's Common Stock.

     The Corporation has not paid any cash dividends since its inception and the Board of Directors does not contemplate doing so in the near future. The Board of Directors currently intends to retain any future earnings for use in the Corporation's business.

ITEM 6.  SELECTED FINANCIAL DATA

     The selected consolidated statements of operations data presented below for the years ended October 31, 1994, 1993, 1992 and 1991 and the consolidated balance sheet data at October 31, 1994, 1993, 1992 and 1991 are derived from and qualified by reference to the Corporation's consolidated financial statements that have been audited by Arthur Andersen LLP, the Corporation's independent public accountants. The consolidated operating data for the year ended October 31, 1990, and the consolidated balance sheet data as of October 31, 1990, are derived from financial statements audited by KPMG Peat Marwick, independent public accountants. The information set forth below should be read in conjunction with the financial statements and notes thereto appearing elsewhere herein. This data reflects the Corporation's one-for-ten Common Stock reverse split effected April 10, 1992 for all periods presented.

Operating Data:                                          (In thousands, except for per share data)
                                                                  Years Ended October 31,
                                                                  -----------------------
                                                   1994         1993         1992        1991       1990
                                                   ----         ----         ----        ----       ----
Sales .......................................      $8,139      $6,734      $6,040      $5,474      $4,016

Net Earnings ................................         164         153         407         368         112
                                                   ------      ------      ------      ------      ------

Net Earnings per Share ......................         .11         .11         .29         .26         .08
                                                   ======      ======      ======      ======      ======



                                                                       (In thousands)
                                                                       --------------
Balance Sheet Data:                                                Years Ended October 31,
-------------------                                                -----------------------
                                                    1994        1993         1992        1991       1990
                                                    ----        ----         ----        ----       ----

Working Capital .............................      $1,410      $1,210      $1,056      $  743      $  351

Total Assets ................................       4,072       3,431       2,763       2,259       2,374

Long-term debt and capital lease obligations,
less current portions .......................        --          --            67          28          48

Stockholders' equity ........................       2,163       1,957       1,804       1,397       1,029

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     This analysis of the Corporation's financial condition, capital resources and results of operations should be read in conjunction with the accompanying financial statements, including notes thereto.

Results of Operations

     The following table sets forth certain consolidated financial data as a percentage of revenue for the fiscal years ended October 31, 1994, 1993 and 1992.

                                                           1994              1993              1992
                                                           ----              ----              ----
     Sales                                                 100%              100%              100%
     Cost of Goods Sold                                     55                57                57
     Selling                                                22                20                14
     Research and development                                5                 4                 5
     General and administrative                             15                16                16
     Other income/(expense)                                  -                 -                 -
     Earnings before taxes                                   3                 3                 8
     Provision for income taxes                              1                 -                 1
     Net earnings                                            2                 3                 7

Fiscal 1994 Compared with Fiscal 1993

     Sales: Sales increased to $8,138,903 in fiscal 1994 compared to $6,734,477 in fiscal 1993, an increase of 21%. The reasons for the increase in sales included: (1) the startup of a new subsidiary - Fiber Imaging Technologies during the second quarter of fiscal 1994, (2) a new product introduction at the end of fiscal 1993 - Illuminated Surgical Telescopes, (3) continuing increases of unit sales of the Xenon Headlight Systems, primarily resulting from increased marketing and selling expenditures, and (4) the expansion of geographic distributor coverage of Luxtec's products.

     The Corporation expects sales to continue to increase, although possibly at a lower rate, due to the following factors: (1) Fiber Imaging Technologies will contribute for the full year fiscal 1995 compared to the partial year contribution during fiscal 1994, (2) the Corporation expects to upgrade existing products and to introduce new products in fiscal 1995, (3) the Corporation expects to expand distribution channels to include South America, where the Luxtec products have not previously been available, and (4) the uncertainties of a possible national health plan have been reduced.

     Cost of Goods Sold: Cost of goods sold was $4,432,219 or 55% of net sales for fiscal 1994 compared with $3,832,848 or 57% of net sales for fiscal 1993. The Luxtec cost reduction program was successful in lowering costs during fiscal 1994, primarily through the negotiation of better vendor terms, and, to a lesser extent, the design of lower cost products. This cost reduction program will continue in place during fiscal 1995. However, the emphasis will shift so that a greater percentage of the cost reduction will be the result of new designs. The goals for this effort will include a combination of cost reduction, improved product performance, and better parts commonality to reduce the variety of raw materials required for production.

     Gross Profit: Gross Profit was $3,706,684 or 45% of net sales for fiscal 1994 compared with $2,901,629 or 43% of net sales for fiscal 1993. During the year Luxtec experienced price competition in most of its markets, resulting in lower average selling prices per product than in fiscal 1993. However, a combination of product cost reduction and favorable product mix resulted in improved margins as a percentage of net sales. The Corporation expects this trend to continue due to the introduction of products with higher gross margins during fiscal 1995 and the designing of lower cost versions of the current product line. The growth expected of Fiber Imaging Technologies sales will favorably impact the margin percentage. Improvements in gross margins will continue to be offset by expected price competition from some competitors, as well as a shift toward a greater proportion of revenues from OEM business.

     Selling Expenses: Selling expenses of $1,793,137 for fiscal 1994 compared to $1,370,479 for fiscal 1993 increased by $422,688 or 31%. During fiscal 1994, Luxtec added two new regional managers, including one in the Midwest and one in Europe, to develop distribution in their respective areas. The Corporation continued to attend trade shows and improve sales and marketing programs. Management expects to continue to invest in sales and marketing programs at about the fiscal 1994 percentage level.

     Research and Development: Research and development expenses were $437,064 in fiscal 1994 compared to $270,445 in fiscal 1993, an increasing of $166,619 or 62%. Luxtec's research and development staff has hired new personnel in a number of important technical areas. The increase in research and development expenditures will continue during fiscal 1995 as Luxtec focuses on preparing its product lines for the future.

     General and Administrative: General and administrative expenses were $1,261,356 in fiscal 1994 compared to $1,064,634 in fiscal 1993, representing an increase of $196,722 or 18%. During fiscal 1994, Luxtec initiated a series of new investor relations programs, as well as contracting an investment banking firm to assist the corporation in transactions relating to the acquisition of new technologies.

     Interest: Interest expense was $31,868 for fiscal 1994 compared with $30,727 in fiscal 1993. Higher credit line balances and increased interest rates accounted for the increase.

Fiscal 1993 Compared with Fiscal 1992

     Sales: Sales increased to $6,734,477 in fiscal 1993 compared to $6,040,448 in fiscal 1992, an increase of 11%. The increase in sales is attributable to increased unit sales of the Corporation's Xenon headlight systems.

     Cost of Goods Sold: Cost of goods sold was $3,832,848, or 57% for fiscal 1993 compared with $3,425,503 or 57% for fiscal 1992. Original Equipment sales increased during 1993, with a corresponding higher average cost of sales percentage. Product cost reductions were attained that offset the negative effect of the change in product sales mix.

     Selling Expenses: Selling expenses of $1,370,479 for fiscal 1993 compared to $873,223 for fiscal 1992 increased by approximately $497,000 or 57%. The increased spending resulted from management's decision to devote a greater portion of the Corporation's resources to growth in sales. Additional sales personnel and greater attendance at trade shows made up the largest percentage of the increased spending.

     Research and Development: Research and development expenses were $270,445 in fiscal 1993 compared to $276,407 in fiscal 1992 and decreased by approximately $6,000. The decrease is attributed to the completion of development of the three new products that were released for production in October 1992.

     General and Administrative: General and administrative expenses were $1,064,634 in fiscal 1993 compared to $992,606 in fiscal 1992 and represent an increase of approximately $72,000. The increased spending is primarily attributable to increased payroll expenses, including non-recurring costs related to the resignation of the former President of the Corporation and a reserve related to certain arbitration proceedings in which the Corporation is involved.

     Interest: Interest expense was $30,727 for fiscal 1993 compared with $20,155 in fiscal 1992. Higher credit line balances accounted for the increase.

Inflation

     Inflation has not had, nor is it anticipated to have, a significant impact on revenues or costs and expenses of the Corporation, except to the extent of normal cost of living adjustments related to labor costs.

Environmental Liability

     The Corporation has no known environmental violations or assessments.

Liquidity and Capital Resources

     At October 31, 1994, the Corporation had working capital of approximately $1,410,000 compared to $1,210,000 at October 31, 1993. Accounts receivable increased by 36% and inventories grew by 11%. Accounts receivable growth was somewhat higher than sales growth of 21%, but the Corporation considers the number of days sales outstanding in accounts receivable to be acceptable. The inventory growth was primarily the result of increased finished products used by customers during evaluation periods in competitive sales situations. The revolving credit line increased to approximately $607,000 at the end of fiscal 1994, compared to approximately $206,000 at the end of fiscal 1993. Cash used by operating activities was approximately $203,000 in 1994, including a $100,000 payment to a former employee in partial settlement of an arbitration case. A further $90,000 will be paid during fiscal 1995 as final payment in the case.

     The principal source of short-term borrowings during the year was an unsecured $1,000,000 revolving credit agreement, expiring on March 31, 1995. At October 31, 1994, the credit line borrowings balance was approximately $607,000. Borrowings ranged from a high of $769,252 to a zero balance during the year. The average borrowing during the year was $262,358 and the weighted average interest rate was 6.91%. The interest rate at the end of the fiscal year was 7.75%.

     The Corporation anticipates that its current cash requirements will be satisfied by cash flow from existing operations and the continuation of a revolving credit arrangement with a bank.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Index to Consolidated Financial Statements.

                                                                   Page No.
                                                                   --------
     Report of Independent Public Accountants                        15

     Consolidated Balance Sheets as of
     October 31, 1994 and October 31, 1993                           16

     Consolidated Statements of Earnings
     for the years ended October 31, 1994,
     October 31, 1993 and October 31, 1992                           17

     Consolidated Statements of Stockholders'
     Equity for the years ended October 31, 1994,
     October 31, 1993 and October 31, 1992                           18

     Consolidated Statements of Cash Flows
     for the years ended October 31, 1994,
     October 31, 1993 and October 31, 1992                           19

     Notes to Consolidated Financial Statements                    20 - 25

                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Luxtec Corporation:

We have audited the accompanying consolidated balance sheets of Luxtec Corporation and subsidiaries as of October 31, 1994 and 1993 and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the three years in the period ended October 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Luxtec Corporation and subsidiaries as of October 31, 1994 and 1993, and the results of their operations and their cash flows for each of the three years in the period ended October 31, 1994, in conformity with generally accepted accounting principles.

                                        /s/  Arthur Andersen LLP
                                        -----------------------------
                                        Arthur Andersen LLP

Boston, Massachusetts
December 2, 1994

                       LUXTEC CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   October 31,

                                                                             1994              1993
                                                                             ----              ----
ASSETS
CURRENT ASSETS:
     Cash                                                                $    10,329       $    13,667
     Accounts receivable, less allowance for
     doubtful accounts of $53,158 in 1994
     and $50,000 in 1993                                                   1,668,009         1,230,103
     Inventories                                                           1,519,648         1,374,944
     Prepaid expenses                                                        120,571            65,362
                                                                         -----------------------------
TOTAL CURRENT ASSETS                                                       3,318,557         2,684,076

PLANT AND EQUIPMENT, AT COST                                               1,784,928         1,684,473
ACCUMULATED DEPRECIATION AND
AMORTIZATION                                                              (1,280,105)       (1,113,692)
                                                                         -----------------------------
PLANT AND EQUIPMENT - NET                                                    504,823           570,781
OTHER ASSETS, net of accumulated amortization of
$33,530 and $26,659 at October 31, 1994 and 1993,
respectively                                                                 248,463           175,866
                                                                         =============================
TOTAL ASSETS                                                             $ 4,071,843       $ 3,430,723
                                                                         =============================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Demand note payable                                                 $   607,158       $   205,871
     Current portion of long-term debt                                          --              52,500
     Current portion of capital leases                                          --              11,213
     Accounts payable                                                        929,651           926,451
     Accrued expenses                                                        371,610           278,086
                                                                         -----------------------------
TOTAL CURRENT LIABILITIES                                                  1,908,419         1,474,121

COMMITMENTS (note 7)

STOCKHOLDERS' EQUITY
     Common stock - $.01 par value
     Authorized: 2,000,000 shares; issued and outstanding 1,421,200
        shares in 1994 and 1,401,200 shares in 1993                           14,212            14,012
     Additional paid-in capital                                            2,990,316         2,948,016
     Accumulated deficit                                                    (841,104)       (1,005,426)
                                                                         -----------------------------
TOTAL STOCKHOLDERS' EQUITY                                                 2,163,424         1,956,602
                                                                         -----------------------------

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                                                   $ 4,071,843       $ 3,430,723
                                                                         =============================

   The accompanying notes are an integral part of these consolidated financial statements.

                       LUXTEC CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                             Years Ended October 31,

                                                                1994               1993              1992
                                                                ----               ----              ----
NET SALES                                                    $ 8,138,903       $ 6,734,477       $ 6,040,448
COST OF GOODS SOLD                                             4,432,219         3,832,848         3,425,503
                                                             -----------------------------------------------
GROSS PROFIT                                                   3,706,684         2,901,629         2,614,945

OPERATING EXPENSES:
     Selling                                                   1,793,137         1,370,479           873,223
     Research and development                                    437,064           270,445           276,407
     General and administrative                                1,261,356         1,064,634           992,606
                                                             -----------------------------------------------
TOTAL OPERATING EXPENSES                                       3,491,557         2,705,558         2,142,236
                                                             -----------------------------------------------
INCOME FROM OPERATIONS                                           215,127           196,071           472,709

OTHER INCOME (EXPENSE):
        Interest expense                                         (31,868)          (30,727)          (20,155)
        Interest income                                                8                 5               861
        Other income (expense)                                    (2,679)             2004             2,345
                                                             -----------------------------------------------
TOTAL OTHER INCOME (EXPENSE)                                     (34,539)          (28,718)          (16,949)
                                                             -----------------------------------------------
EARNINGS BEFORE INCOME TAXES                                     180,588           167,353           455,760

INCOME TAXES:
        State - current                                          (16,266)          (14,555)          (48,634)
                                                             ===============================================
NET EARNINGS                                                 $   164,322       $   152,798       $   407,126
                                                             ===============================================

NET EARNINGS PER SHARE OF COMMON
        STOCK                                                $      0.11       $      0.11       $      0.29
                                                             ===============================================

WEIGHTED AVERAGE NUMBER OF
COMMON AND COMMON EQUIVALENT
SHARES OUTSTANDING                                             1,487,823         1,401,532         1,404,375
                                                             ===============================================


   The accompanying notes are an integral part of these consolidated financial statements.

                       LUXTEC CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                  Years Ended October 31, 1994 , 1993 and 1992

                                              Common Stock     Additional
                                             $.01 par value     paid-in         Accumulated
                                    Shares        Amount        capital           deficit          Total
                                    ------   --------------    ----------       -----------        -----
Balance, October 31, 1991         1,401,200      $ 14,012      $2,948,016      (1,565,350)      $1,396,378

Net earnings                           --            --              --           407,126          407,126
                                  ------------------------------------------------------------------------

Balance,  October 31, 1992        1,401,200        14,012       2,948,016      (1,158,224)       1,803,804

Net earnings                           --            --              --           152,798         152,798
                                  ------------------------------------------------------------------------

Balance, October 31, 1993         1,401,200        14,012       2,948,016      (1,005,426)       1,956,602

Net earnings                           --            --              --           164,322          164,322


Issuance of common stock for
patent rights                        20,000           200          42,300            --             42,500
                                  ------------------------------------------------------------------------

Balance, October 31, 1994         1,421,200      $ 14,212      $2,990,316        (841,104)      $2,163,424
                                  ========================================================================


   The accompanying notes are an integral part of these consolidated financial statements.

                       LUXTEC CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                   Years Ended October 31, 1994, 1993 and 1992

                                                                              1994            1993             1992
                                                                              ----            ----             ----
     NET EARNINGS                                                           $ 164,322       $ 152,798       $ 407,126
     ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET
            CASH PROVIDED (USED) BY OPERATING
             ACTIVITIES:

     Depreciation and amortization                                            173,284         205,173         201,399
     Provision for uncollectible accounts receivable                           27,500          10,230           5,000
     Changes in currents assets and liabilities:
             Increase in accounts receivable                                 (465,406)       (284,297)       (146,646)
             Increase in inventory                                           (144,704)       (605,297)        (58,329)
             Increase in prepaid expenses                                     (55,209)         (1,877)        (41,583)
             Increase in accounts payable                                       3,200         361,742         151,654
             Increase  in accrued expenses                                     93,524          73,388          19,426
                                                                            -----------------------------------------
     TOTAL ADJUSTMENTS                                                       (367,811)       (240,938)        130,921
                                                                            -----------------------------------------
     NET CASH PROVIDED (USED) BY OPERATING
             ACTIVITIES                                                      (203,489)        (88,140)        538,047
                                                                            -----------------------------------------

     CASH FLOWS FROM INVESTING ACTIVITIES:

             Purchases of plant and equipment                                (100,455)        (95,164)       (180,033)
             (Increase) in other assets                                       (36,968)        (41,378)        (32,129)
                                                                            -----------------------------------------
     NET CASH (USED) BY INVESTING ACTIVITIES                                 (137,423)       (136,542)       (212,162)
                                                                            -----------------------------------------

     CASH FLOWS FORM FINANCING ACTIVITIES:

             Net borrowings (payments) on revolving credit arrangement        401,287         168,554        (152,683)
             Payments on long-term debt                                       (52,500)        (70,000)           --
             Payments under capital lease obligations                         (11,213)        (19,228)        (43,709)
                                                                            -----------------------------------------

     NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                         337,574          79,326        (196,392)
                                                                            -----------------------------------------

     NET INCREASE (DECREASE) IN CASH                                           (3,338)       (145,356)        129,493

     CASH , BEGINNING OF  PERIOD                                               13,667         159,023          29,530

                                                                            -----------------------------------------
     CASH , END OF PERIOD                                                   $  10,329       $  13,667       $ 159,023
                                                                            =========================================

   The accompanying notes are an integral part of these consolidated financial statements.

                               LUXTEC CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                October 31, 1994

(1) Nature of Business

     Luxtec Corporation (the Corporation) designs, manufactures and markets fiber-optic headlights and headlight television camera systems (for audio/video recordings of surgical procedures), light sources, cables, retractors, loupes, surgical telescopes, and other custom-made surgical specialty instruments utilizing fiber-optic technology for the medical and dental industries.

(2) Summary of Significant Accounting Policies

     (a)  Principles of Consolidation and Foreign Currency Remeasurement

     The accompanying consolidated financial statements include the accounts of the Corporation and its majority owned subsidiaries: Luxtec Fiber Optics B.V., Fiber Imaging Technologies, Inc., and Cathtec, Inc. All intercompany accounts and transactions have been eliminated in consolidation.

     The accounts and transactions of Luxtec Fiber Optics B.V. are remeasured into U.S. dollars using the applicable historical, current and weighted-average exchange rates. All exchange gains and losses from remeasurement of assets and liabilities are currently recognized in income. The gains and losses recognized due to foreign currency exchange were insignificant in 1994, 1993 and 1992.

     (b)  Inventories

     Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method and includes materials, labor and manufacturing overhead.

     (c)  Plant and Equipment

     Plant and equipment are stated at cost. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the assets.

     Leasehold improvements and equipment under capital lease are amortized using the straight-line method over the shorter of the lease term or estimated useful life of the asset.

     (d)  Other Assets

     Other assets consist principally of patent costs that are amortized using the straight-line method over 17 years. During the year ended October 31, 1994, the Corporation issued 20,000 shares of common stock to an individual in exchange for patent rights, valued at $42,000.

                               LUXTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                October 31, 1994

(2)  Summary of Significant Accounting Policies (continued)

     (e)  Revenue Recognition

     Revenue is recognized when goods are shipped, at which time all conditions of sale have been met.

     (f)  Research and Development Costs

     Research and development costs are charged to operations as incurred.

     (g)  Earnings Per Share

     Earnings per share of common stock are based on the weighted average number of common shares outstanding and common equivalent shares from dilutive stock options.

     (h)  Stock Split

     Effective April 10, 1992, the Corporation effected a one-for-ten common stock reverse split. All share and per share amounts in the accompanying financial statements have been retroactively restated to reflect this stock split.

(3)  Inventories

      Inventories consist of the following at October 31, 1994 and 1993:

                                                  1994                   1993
                                               ----------             ----------
Raw material                                   $  877,410             $1,003,761
Work in process                                    96,097                 73,133
Finished goods                                    546,141                298,050
                                               ---------------------------------
                                               $1,519,648             $1,374,944
                                               =================================

                               LUXTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                October 31, 1994

(4)  Plant and Equipment

      Plant and equipment and their respective useful lives are as follows at October 31, 1994, and 1993:

                                                     Estimated
                                                   Useful Lives                  1994             1993
                                                   ------------                  ----             ----
Machinery and equipment                             5-10 years               $1,155,078       $1,133,344
Molds and tooling                                     5 years                   144,293          126,975
Furniture and fixtures                               10 years                   300,316          265,245
Leasehold improvements                             life of lease                185,241          158,909
                                                                             ===========================
                                                                             $1,784,928       $1,684,473
                                                                             ===========================



(5)  Accrued Expenses
     Accrued expenses consist of the following at October 31, 1994, and 1993:

                                                                               1994               1993
                                                                               ----               ----
Accrued professional fees                                                 $   44,454          $   39,367
Accrued payroll and bonuses                                                  101,100             101,024
Accrued marketing expenses                                                    13,403              11,537
Other accrued expenses                                                       212,653             126,158
                                                                          ==============================
                                                                          $  371,610          $  278,086
                                                                          ==============================


(6)  Revolving Credit Line

      The Corporation entered into a revolving credit line arrangement with the bank with a maximum borrowing limit of $1,000,000 expiring on March 31, 1995. Borrowings bear interest at the bank's prime rate (7.75% at October 31, 1994) and are unsecured. The Corporation had an outstanding balance of $607,158 as of October 31,1994. The revolving credit line arrangement contains covenants including the maintenance of certain financial ratios, as defined. At October 31, 1994, the Corporation was in compliance with all covenants as amended on December 3, 1993.

                               LUXTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                October 31, 1994

     (7)  Commitments

      The Corporation has noncancellable operating lease commitments that consist principally of rentals of facilities, machinery and an automobile. Its manufacturing and office facilities are leased under a two-year operating lease expiring on September 30, 1996.

      The future minimum lease payments under operating leases over their remaining terms are as follows:

                               Fiscal                                     Operating
                                Year                                        Leases
                               ------                                     ---------
                                1995                                       $178,410
                                1996                                        162,235
                                1997                                         28,867
                                1998                                         16,485
                                1999                                          2,694
                                                                           --------
     Total minimum lease payments                                          $388,691
                                                                           ========


     Rent expense for operating leases was $138,000 in 1994, $132,000 in 1993 and $132,000 in 1992.

     The Corporation also has a bonus plan covering its three executive officers. During fiscal 1994, approximately $42,000 was earned and charged to operations under this bonus plan.

     (8)  Stock Plans

     The Corporation maintains a stock option plan (The 1992 Stock Plan) for which 100,000 shares of the authorized and unissued common stock of the Corporation is reserved. The Board of Directors voted to grant stock options in accordance with this plan to certain employees to purchase an aggregate of 89,000 shares of the Corporation's common stock at exercise prices ranging from $1.25 to $2.00 per share, vesting over 5 years and expiring 10 years from the date of grant. As of October 31, 1994, options to purchase 35,000 shares were exercisable.

     The Employee Stock Purchase Plan was approved by the Stockholders at the annual meeting of Stockholders which was held on April 21, 1994. All employees of the Corporation who meet minimum service requirements are eligible to purchase shares of Common Stock through payroll deductions. As of April 30, 1994, approximately 25,000 shares of Common Stock were available for use under this plan. There were no purchases made as of October 31, 1994.

                               LUXTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                October 31, 1994

     (9)  Income Taxes

     As of October 31, 1994 the Corporation had available net operating loss carryforward of approximately $576,000, research and development credit carryforwards of approximately $91,000, and general business credit carryforwards of approximately $25,000 to reduce future federal income taxes, if any. These carryforwards expire through 2009 and are subject to review and possible adjustment by the Internal Revenue Service. The Tax Reform Act of 1986 limits a Corporation's ability to utilize certain net operating loss carryforwards in the event of a cumulative change in ownership in excess of 50%, as defined.

     In February 1992, The Financial Accounting Standards Board issued SFAS No. 109, "Accounting for Income Taxes." The Corporation has adopted the provisions of SFAS No. 109 by retroactively restating all periods presented in the accompanying consolidated financial statements. There was no effect on net loss or financial position of adopting the provisions of SFAS No. 109 for any period presented.

     The components of the net deferred tax amount recognized in the accompanying consolidated balance sheets are set forth below:

                                                              October 31,
                                                              -----------
                                                         1994            1993
                                                         ----            ----
                      Deferred tax assets             $ 346,000       $ 440,000
                      Deferred tax liabilities          (62,000)        (44,000)
                      Valuation allowance              (284,000)       (396,000)

     The appropriate tax effect of each type of temporary difference and carryforward before allocation of valuation allowance is summarized as follows:

                                                                   October 31,
                                                                   -----------
                                                               1994            1993
                                                               ----            ----
                      Net operating losses                  $ 230,000       $ 324,000
                      Other temporary differences             (62,000)        (44,000)
                      Research and development credits         91,000          91,000
                      General business credits                 25,000          25,000
                                                            ---------       ---------
                                                            $ 284,000       $ 396,000

        Due to the uncertainty surrounding the timing of realizing the benefits of its favorable tax attributes in future income tax returns, the Corporation has placed a valuation allowance against its otherwise recognizable deferred tax assets.

                               LUXTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                October 31, 1994

(10) Business Segment and Export Sales

     The Corporation operates in one business segment -- the manufacture, sale and distribution of a wide range of medical products using fiber-optics.

     The Corporation operates from one location in the United States. Sales for this operation totaled the following:

                                              1994             1993             1992
                                        ----------       ----------       ----------
Unaffiliated U.S. Customers

        Total sales                     $6,854,381       $5,715,481       $4,933,556
                                        ----------       ----------       ----------

Percent of total net sales                      84%              85%              82%
                                        ----------       ----------       ----------

Export sales

        Europe                          $  877,533       $  704,499       $  744,380
        Far East                           406,989          314,497          362,512
                                        ----------       ----------       ----------
                Total export sales      $1,284,522       $1,018,996       $1,106,892
                                        ----------       ----------       ----------

Percent of total net sales                      16%              15%              18%
                                        ----------       ----------       ----------

(11) Major Customers

     One customer, whose president is a member of the Corporation's Board of Directors, accounted for 15% of total net sales in the fiscal years of 1994, 1993 and 1992.

                               LUXTEC CORPORATION
                                October 31, 1994

ITEM 9.  CHANGES IN AND DISAGREEMENTS ON ACCOUNTING AND FINANCIAL
         DISCLOSURE
                                     None.

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     For information with respect to the Directors and Executive Officers of the Corporation, see the section entitled "Election of Directors" appearing in the Corporation's Proxy Statement in connection with its next Annual Meeting of Shareholders or special meeting in lieu thereof, which section is incorporated herein by reference.

ITEM 11. EXECUTIVE COMPENSATION

     See the section entitled "Executive Compensation" appearing in the Corporation's Proxy Statement in connection with its next Annual Meeting of Shareholders or special meeting in lieu thereof, which section is incorporated herein by reference.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     See the section entitled "Election of Directors" appearing in the Corporation's Proxy Statement in connection with its next Annual Meeting of Shareholders or special meeting in lieu thereof, which section is incorporated herein by reference.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Louis C. Wallace is currently, and has been since 1989, a member of the Board of Directors of the Corporation. Mr. Wallace is the founder and President of Specialty Surgical Instrumentation, Inc. (SSI), a surgical distributor in ten
(10) southeastern states. SSI is the largest single customer of the Corporation, representing approximately 15% of net sales during fiscal 1994. SSI and Luxtec operate at arms length with a contract substantially the same as the other domestic distributors of the Corporation's products. The Corporation expects that SSI will represent approximately the same percentage of net sales during fiscal 1995 as occurred during fiscal 1994.

                               LUXTEC CORPORATION
                                October 31, 1994


                                     PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND
          REPORTS ON FORM 8-K

     (a) The following documents are filed as part of this report:

          1. Consolidated Financial Statements

          Report of Independent Public Accountants

          Consolidated Balance Sheets as of October 31, 1994 and October 31,
          1993.

          Consolidated Statements of Earnings for the years ended October 31, 1994, October 31, 1993 and October 31, 1992.

          Consolidated Statements of Stockholders' Equity for the years ended October 31, 1994, October 31, 1993 and October 31, 1992.

          Consolidated Statements of Cash Flows for the years ended October 31, 1994, October 31, 1993 and October 31, 1992.

          Notes to Consolidated Financial Statements

          2. Financial Statement Schedules

     No schedules are submitted because they are not applicable, not required or because the information is included elsewhere herein.

                               LUXTEC CORPORATION
                                October 31, 1994

     3. Exhibits
     -----------
     Exhibit    Description                                     Designation
     -------    -----------                                     -----------
      3A        Articles of Organization                        3A*

      3B        Amendment dated March 30, 1982

                      to Articles of Organization               3B*

      3C        Amendment dated August 9, 1984

                      to Articles of Organization               3C*

      3D        Amendment dated April 10, 1992

                      to Articles of Organization               3D**

      3E        By-Laws                                         3E*

      4         Specimen of Stock Certificate                   4 *

      10L       Lease for the premises in

                      Worcester, MA                             10L

      10N       Employment Agreement with

                      James Hobbs                               10N**

      10O       Luxtec Corporation 1992 Stock Plan              10O**

      10P       Mechanics Bank Revolving Credit

                      Agreement                                 10P**

      10Q       Supply Agreement with Zibra Corporation         10Q***

      21        Luxtec Subsidiaries                             21

      23        Consent of Auditors                             23

     *Previously filed as exhibits to the Corporation's
           Registration Statement on Form S-18 SEC File No. 33-5514B declared effective on July 7, 1986.

     **Previously filed as exhibit to the Corporation's Report on Form 10-K for fiscal year ended October 31, 1993.

     ***Previously filed as exhibits to the Corporation's Report on Form 10-Q for quarter ended July 31, 1994.

                               LUXTEC CORPORATION
                                October 31, 1994

          3. Exhibits (Continued)

     (b)  Reports on Form 8-K:

          None

     (c)  Exhibits.

          The Corporation hereby files as exhibits to this Form 10-K those exhibits listed in Item 14 (a)(3), above, as being filed herewith.

     (d)  Financial Statement Schedules.

           None.

                               LUXTEC CORPORATION
                                October 31, 1994

                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(D) of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Worcester, Commonwealth of Massachusetts, on the 17th day of January 1995.

                                             LUXTEC CORPORATION

                                             by /s/ JAMES W. HOBBS
                                                ----------------------
                                             James W. Hobbs, President

          Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated:

       Signature                       Title                      Date
       ---------                       -----                      ----
     S/James W. Hobbs                President, Chief           Jan 17, 1995
     -----------------------         Executive Officer
     James W. Hobbs

     S/Samuel M. Stein               Chief Financial            Jan 17, 1995
     -----------------------         Officer, Treasurer,
     Samuel M. Stein                 Assistant Clerk


     S/Gerald A. Maley               Chairman of the            Jan 19, 1995
     -----------------------         Board
     Gerald A. Maley

     S/Thomas J. Vander Salm         Director                   Jan 18, 1995
     -----------------------
     Thomas J. Vander Salm

     S/Lynn K. Friedel               Director                   Jan 18, 1995
     ----------------------
     Lynn K. Friedel

     S/Louis C. Wallace              Director                   Jan 18, 1995
     ----------------------
     Louis C. Wallace

                   Exhibits furnished pursuant to requirements
                                   of FORM 10K

     Exhibit    Description                                     Designation
     -------    -----------                                     -----------
      3A        Articles of Organization                        3A*

      3B        Amendment dated March 30, 1982

                      to Articles of Organization               3B*

      3C        Amendment dated August 9, 1984

                      to Articles of Organization               3C*

      3D        Amendment dated April 10, 1992

                      to Articles of Organization               3D**

      3E        By-Laws                                         3E*

      4         Specimen of Stock Certificate                   4 *

      10L       Lease for the premises in

                      Worcester, MA                             10L

      10N       Employment Agreement with

                      James Hobbs                               10N**

      10O       Luxtec Corporation 1992 Stock Plan              10O**

      10P       Mechanics Bank Revolving Credit

                      Agreement                                 10P**

      10Q       Supply Agreement with Zibra Corporation         10Q***

      21        Luxtec Subsidiaries                             21

      23        Consent of Auditors                             23

     *Previously filed as exhibits to the Corporation's
           Registration Statement on Form S-18 SEC File No. 33-5514B declared effective on July 7, 1986.

     **Previously filed as exhibit to the Corporation's Report on Form 10-K for fiscal year ended October 31, 1993.

     ***Previously filed as exhibits to the Corporation's Report on Form 10-Q for quarter ended July 31, 1994.

                                   EXHIBIT 21

                         Luxtec Corporation Subsidiaries

     1. Luxtec Fiber Optics B.V., a company organized under the laws of the Netherlands.

     2.    Cathtec, Inc., a Massachusetts Corporation.

     3.    Fiber Imaging Technologies, Inc., a Massachusetts Corporation.

                                                        EXHIBIT 23


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 33-83510).


                                        /s/  Arthur Andersen LLP
                                        ------------------------
                                        Arthur Anderson LLP


Boston, Massachusetts
January 24, 1995

                                                                EXHIBIT 10L


                             EXTENSION OF LEASE

THIS EXTENSION OF LEASE is made and entered into this 20th day of September, 1994 by and between UNITRODE CORPORATION, a Maryland corporation acting through its Micro Networks Division (hereinafter "Landlord"), and LUXTEC CORPORATION, a Massachusetts corporation (hereinafter "Tenant").

                                WITNESSETH:

WHEREAS, Landlord and Tenant entered into a lease agreement dated July 18, 1991 (the "Lease") for Premises (as defined in the Lease) located at 326 Clark Street, Worcester, Massachusetts; and

WHEREAS, the Lease contains an option to extend the term of the Lease at a rental as described in the Lease; and

WHEREAS, Tenant has exercised the said option,

NOW, THEREFORE, in consideration of the rental and of the covenants and agreements herein contained, Landlord and Tenant hereby extend the Lease, subject to and upon the terms and conditions, covenants and agreements hereinafter set forth.

1. Term. The term of the Lease shall be extended for twenty-four (24) months, commencing on October 1, 1994, and ending on September 30, 1996 unless sooner terminated pursuant to the Lease.

2. Rent. Tenant shall pay to Landlord during the extended term as base rent for the Premises, without deduction, offset, prior notice or demand, a total rental of Two Hundred Seventy-seven Thousand Two Hundred Dollars ($277,200) payable in equal monthly installments of $11,550 in advance on the first day of each month of the extended term hereof.

3.  Option to Extend.

    (a) If Tenant is not then in default under the terms of the Lease, Tenant shall have the option to extend the current term of the Lease for an additional two (2) years upon all the terms and conditions contained in the Lease; provided, however, that the base rent for such additional extension shall be adjusted pursuant to Section 3(b) hereof. Tenants option to extend shall be exercised by Tenant providing Landlord with written notice of Tenant's extension option exercise at least six (6) months prior to the expiration of this extended term of the Lease.

    (b) In the event Tenant so exercises its option to extend the Lease for an additional term, base rent for the additional term shall be adjusted to the amount determined by multiplying the base monthly rent for the first extended term by the percentage increase or decrease in the Consumer Price Index, during the first extended term. The Consumer Price Index is the CPI for Urban Wage Earners and Clerical Workers, All-Items, Boston, Massachusetts (1982-84 = 100), as maintained by the U.S. Department of Labor; provided, however, that in no event shall the base monthly rent during the second extended term be increased by more than five (5%) percent over the base monthly rent during the first extended term. If said index is not maintained at the time the option to extend is exercised, a similar index shall be used.

4. No Other Changes. Except as set forth herein, the Lease shall remain unchanged and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the Landlord and Tenant have executed this EXTENSION OF LEASE as of the date and year first above written.

Landlord:                               Tenant:

UNITRODE CORPORATION                    LUXTEC CORPORATION



By: /s/  Allen R. Craig                 By: /s/  Samuel M. Stein
------------------------------          -------------------------------
Allen R. Craig                          Samuel M. Stein
Title: Sr. Vice President               Title: Chief Financial Officer


Address:                                Address:

8 Suburban Park Drive                   326 Clark Street
Billerica, MA  01821                    Worcester, MA  01606

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-K/A
                                 AMENDMENT NO. 1

    /X/ Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended October 31, 1994 [Fee Required]

                                       or

    / / Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 [No Fee Required]

For the transition period from _____________ to _____________

                         Commission File Number: 0-14961

                               LUXTEC CORPORATION
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                                      04-2741310
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

                326 CLARK STREET, WORCESTER, MASSACHUSETTS 01606
               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (508) 856-9454

           Securities registered pursuant to Section 12(b)of the Act:
             AMERICAN STOCK EXCHANGE - EMERGING COMPANY MARKETPLACE
                     COMMON STOCK, $.01 PAR VALUE PER SHARE
                                (Title of class)

           Securities registered pursuant to Section 12(g)of the Act:

                                      NONE

Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes    X      No
      ---         ---
Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. / /

The aggregate market value of the voting Common Stock held by non-affiliates of the registrant was approximately $3,008,606 based on the closing bid price of such stock on December 30, 1994, as reported by the American Stock Exchange Emerging Company Marketplace ($3.63 per share).

As of January 5, 1995, 1,432,565 shares of Common stock, $.01 par value, were issued and outstanding.

  Documents Incorporated by Reference         Form 10-K Reference

                 None

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF LUXTEC CORPORATION

         The following table sets forth, with respect to the members of the Board of Directors and management of the Company, (i) the name, age and length of service as a director or executive officer, (ii) the principal occupation and business experience of such person for at least the past five years, (iii) the names of other companies of which such person currently serves as a director or executive officer, and (iv) the amount and percentage of Common Stock owned by each such person as of February 20, 1995. The address for each person listed below is c/o the Company at 326 Clark Street, Worcester, Massachusetts 01606-1214.

                                                                                                                 Percent of
                                                                                             Amount of Common      Common
                             Position and Offices with the Company and Other Business          Stock Owned         Stock
         Name                           Experience During Last Five Years                        Directly        Outstanding
         ----                           ---------------------------------                        --------        -----------

Louis C. Wallace        Louis C. Wallace has been a Director of the Company since 1989.           19,250             1.34%
        Age 54          Mr. Wallace is the founder and President of Specialty Surgical
                        Instrumentation, Inc. ("SSI"), a manufacturer and distributor of surgical instruments.  SSI was established in Nashville, TN in
                        1976.  Mr. Wallace is a member of the Compensation Committee of the Board of Directors.

James W. Hobbs          James W. Hobbs was elected to the positions of President, Chief           4,100                *
       Age 46           Executive Officer and Director in 1993.  Mr. Hobbs was Chief
                        Executive Officer of Graylyn Associates from 1992 to 1993.
                        Graylyn was an investment firm founded by Mr. Hobbs to invest in early stage medical technology.  Prior to Graylyn, Mr. Hobbs served as President and Chief Executive Officer of Genica
                        Pharmaceuticals from 1990 to 1992.  Genica Pharmaceuticals is a corporation engaged in providing new diagnostic assays and conducting therapeutic research for neurological disorders.  Mr.
                        Hobbs was with Johnson and Johnson Professional Diagnostics as
                        Vice President and General Manager from 1985 to 1989.

Lynn K. Friedel         Lynn K. Friedel has been a Director of the Company since 1988.            1,500                *
         Age 45         Ms. Friedel was employed at Termiflex Corporation of Merrimack,
                        NH, a manufacturer of hand held computer terminals, from 1986 to
                        1993, most recently as Vice President, Finance, Administration and Manufacturing.  Ms. Friedel is a member of the Audit and
                        Compensation Committees of the Board of Directors.

Thomas J. VanderSalm    Dr. Thomas J. VanderSalm has been a Director of the Company since       45,700 (1)           3.19%
         Age 54         1984.  Dr. VanderSalm is Chief of Cardio Thoracic Surgery and has
                        been a Professor of Surgery at the University of Massachusetts
                        Medical School in Worcester, MA since 1970.  Dr. VanderSalm is a member of the Audit and Nominating Committees of the Board of
                        Directors.

Gerald A. Maley         Gerald A. Maley has been a Director of the Company since 1983 and      173,220 (2)          12.09%
        Age 64          was elected Chairman of the Board in 1990.  Since 1981, Mr. Maley
                        has been President of Darlco, Inc., a real estate development and investment management firm.  Since 1969, Mr. Maley has served as administrator of the professional practice and coordinator of the personal investment activities of Denton A. Cooley, M. D.,
                        Surgeon in Chief at the Texas Heart Institute.  Mr. Maley is a
                        member of the Audit and Nominating Committees of the Board of
                        Directors.

Samuel M. Stein         Samuel M. Stein is Vice President, Chief Financial Officer,                 *                  *
        Age 55          Treasurer and Assistant Clerk of the Company.  Mr. Stein joined the Company in October, 1993 as Vice President of Finance and
                        Chief Financial Officer.  During 1994, he was elected to the further offices of Treasurer and Assistant Clerk.  From 1990 to
                        1993, Mr. Stein was employed as the Corporate Controller of Great
                        American Software, Inc., an accounting software manufacturer.

Executive Officers                                                                               243,770            17.02%
and Directors as a
Group (6 Persons)
===============================================================================================================

*  Less than 1%

(1) Includes 32,000 shares of the Company's Common Stock owned of record by the trustees of the VanderSalm Family Trust, of which he may be deemed a beneficial owner.
(2) Mr. Maley owns of record and beneficially 18,700 shares of Common Stock of the Company. Mr. Maley beneficially owns, as trustee of various trusts, 154,520 shares of the Company's Common Stock.

ITEM 11. EXECUTIVE COMPENSATION.

         The table below sets forth certain information for the fiscal years ended 1994, 1993 and 1992 with respect to the Company's Chief Executive Officer and the other executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term
                                                                              Compensation
       Name and           Fiscal            Annual Compensation                  Awards              All Other
  Principal Position       Year        Salary ($)         Bonus ($)             Options (#)      Compensation ($)
  ------------------       ----        ----------         ---------             -----------      ----------------
James W. Hobbs             1994         $154,903           $23,500                   0                   -
     President, CEO        1993         $115,385           $16,000                50,000                 -
     and Director          1992            -                  -                      -                   -

         The following two tables disclose, for the Chief Executive Officer and the other named executives, information regarding stock options granted or exercised during, or held at the end of, Fiscal Year 1994 pursuant to the Company's stock option plan.

                                             OPTION GRANTS IN LAST FISCAL YEAR

                                                     Individual Grants
                          --------------------------------------------------------------------
                         Number of        % of Total                                    Potential Realizable Value at
                         Securities         Options                                     Assumed Annual Rates of Stock
                         Underlying       Granted to                                    Price Appreciation for Option
                          Options        Employees in      Exercise       Expiration                 Term
        Name           Granted (#)(1)     Fiscal Year    Price ($/sh)        Date          5% ($)          10% ($)
        ----           --------------     -----------    ------------        ----          ------          -------
James W. Hobbs               0                0%              NA              NA             NA              NA

========================================
(1) Grants under the Company's 1992 Stock Option Plan. Exercises of the options to purchase shares are permitted as determined by the Compensation Committee upon initial grant. Such options are not transferable, other than by will or the laws of descent and distribution.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

                                                              Numbers of Securities
                                                             Underlying Unexercised      Value of Unexercised In-the-Money
                    Shares Acquired on   Value Realized      Options at 10/31/94 (#)          Options at 10/31/94 ($)
       Name            Exercise (#)            ($)          Exercisable/Unexercisable      Exercisable/Unexercisable (1)
       ----            ------------            ---          -------------------------      -----------------------------
James W. Hobbs               0                  -                 20,000/30,000                   $80,000/$120,000

========================================
(1) Value is based on the closing sale price of the Common Stock as of October 31, 1994 ($5.25) minus the exercise price of $1.25.

EXECUTIVE EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with James W. Hobbs, pursuant to which the Company has agreed to employ Mr. Hobbs as President and Chief Executive Officer. The agreement with Mr. Hobbs was entered into on June 10, 1993 with an initial term of one year with automatic renewals for successive terms of one year each unless either party gives notice of intention not to renew. The Compensation Committee of the Board of Directors set Mr. Hobbs' base salary for Fiscal Year 1994 at $155,000 and for Fiscal Year 1995 at $162,000. Mr. Hobbs is entitled to receive an annual bonus in cash and/or equity of the Company from an annual bonus pool based on 1.5% of the net sales of the Company, with such bonus to be determined by the Compensation Committee. Factors taken into account by the Compensation Committee in determining bonuses include return on investment, net sales, and net income compared to the business plan. Although there is no maximum percentage bonus, 30% of base salary is the expected guideline. (Mr. Hobbs is entitled to severance pay in an amount equal to six months of his then current annual salary if his employment is terminated by reason of death or disability, or is terminated by the Company for any reason other than cause.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

         The following table sets forth as of February 20, 1995, the names of each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date, the number of shares owned by each of such persons and the percentage of the outstanding shares represented thereby.

 NAME AND ADDRESS OF BENEFICIAL      AMOUNT AND NATURE OF BENEFICIAL              PERCENTAGE OF
               OWNER                             OWNERSHIP                    COMMON STOCK OUTSTANDING
               -----                             ---------                    ------------------------
Denton A. Cooley, M.D.                            355,978                              24.85%
6624 Fannin Suite 2700
Houston, TX  77030

Gerald A. Maley                                 173,220 (1)                            12.09%
6624 Fannin Suite 2700
Houston, TX  77030

Rita Kloots                                       160,000                              11.17%
Box 1077
Sturbridge, MA  01566

====================================
(1) Mr. Maley owns of record and beneficially 18,700 shares of Common Stock of the Company. Mr. Maley beneficially owns, as trustee of various trusts, 154,520 shares of the Company's Common Stock.

                               LUXTEC CORPORATION
                                October 31, 1994

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(D) of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Worcester, Commonwealth of Massachusetts, on the 27th day of February, 1995.

                                                       LUXTEC CORPORATION

                                                       by /s/James W. Hobbs
                                                       -------------------------
                                                       James W. Hobbs, President

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated:

Signature                             Title                     Date
---------                             -----                     ----

/s/James W. Hobbs               President, Chief
-------------------             Executive Officer
James W. Hobbs                                                 2/27/95

/s/Samuel M. Stein              Chief Financial
-------------------             Officer, Treasurer,
Samuel M. Stein                 Assistant Clerk
                                                               2/27/95

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-K/A
                                 AMENDMENT NO. 2

     /X/ Annual Report Pursuant to Section 13 or 15(d) of the Securities
         Exchange Act of 1934 for the fiscal year ended October 31, 1994 [Fee Required]
                                       or
    / / Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 [No Fee Required]

For the transition period from _____________ to _____________

                         Commission File Number: 0-14961

                               LUXTEC CORPORATION
             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                                             04-2741310
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

326 CLARK STREET, WORCESTER, MASSACHUSETTS                          01606
 (Address of principal executive offices)                        (Zip code)

               Registrant's telephone number, including area code:
                                 (508) 856-9454

           Securities registered pursuant to Section 12(b) of the Act:
             AMERICAN STOCK EXCHANGE - EMERGING COMPANY MARKETPLACE
                     COMMON STOCK, $.01 PAR VALUE PER SHARE
                                (Title of class)

           Securities registered pursuant to Section 12(g) of the Act:
                                      NONE


Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes   X     No
    -----       -----

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. / /

The aggregate market value of the voting Common Stock held by non-affiliates of the registrant was approximately $3,008,606 based on the closing bid price of such stock on December 30, 1994, as reported by the American Stock Exchange Emerging Company Marketplace ($3.63 per share).

As of January 5, 1995, 1,432,565 shares of Common stock, $.01 par value, were issued and outstanding.

  Documents Incorporated by Reference                     Form 10-K Reference
  -----------------------------------                     -------------------

                 None

                               LUXTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                October 31, 1994



     (9)  Income Taxes

As of October 31, 1994 the Corporation had available net operating loss carryforward of approximately $576,000, research and development credit carryforwards of approximately $91,000, and general business credit carryforwards of approximately $25,000 to reduce future federal income taxes, if any. These carryforwards expire through 2009 and are subject to review and possible adjustment by the Internal Revenue Service. The Tax Reform Act of 1986 limits a Corporation's ability to utilize certain net operating loss carryforwards in the event of a cumulative change in ownership in excess of 50%, as defined.

In February 1992, The Financial Accounting Standards Board issued SFAS No. 109, "Accounting for Income Taxes." The Corporation has adopted the provisions of SFAS No. 109 by retroactively restating all periods presented in the accompanying consolidated financial statements. There was no effect on net loss or financial position of adopting the provisions of SFAS No. 109 for any period presented.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes due to the following:

                                                         For The Years Ended October 31,
                                                     1994             1993             1992
         Computed at statutory rate                  34.0%            34.0%            34.0%
         State income tax (net of federal             6.0              6.0              6.0
         benefit)
         Tax benefit from net operating loss        (31.0)           (30.5)           (28.0)
         carryforwards
                                                -----------------------------------------------

         Provision for income taxes                  9.0%             9.5%             12.0%
                                                ===============================================

The components of the net deferred tax amount recognized in the accompanying consolidated balance sheets are set forth below:

                                                              October 31,
                                       1994                      1993                       1992
                                       ----                      ----                       ----
Deferred tax assets                  $346,000                  $440,000                  $498,000
Deferred tax liabilities              (62,000)                  (44,000)                  (49,000)
Valuation allowance                  (284,000)                 (396,000)                 (449,000)


The appropriate tax effect of each type of temporary difference and carryforward before allocation of valuation allowance is summarized as follows:

                                                                        October 31,
                                                1994                       1993                1992
                                                ----                       ----                ----
Net operating losses                          $230,000                   $324,000            $382,000
Other temporary differences                    (62,000)                   (44,000)            (49,000)
Research and development credits                91,000                     91,000              91,000
General business credits                        25,000                     25,000              25,000
                                              --------                   --------            --------
                                              $284,000                   $396,000            $449,000

   Due to the uncertainty surrounding the timing of realizing the benefits of its favorable tax attributes in future income tax returns, the Corporation has placed a valuation allowance against its otherwise recognizable deferred tax assets.

   For the years ended October 31, 1994, 1993 and 1992, the decrease in the valuation allowance was $112,000, $53,000 and $178,000, respectively.

                               LUXTEC CORPORATION
                                October 31, 1994

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(D) of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Worcester, Commonwealth of Massachusetts, on the 1st day of September, 1995.


                                                     LUXTEC CORPORATION

                                                     by /s/ James W. Hobbs
                                                        ------------------------
                                                     James W. Hobbs, President

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated:

Signature                       Title                              Date
---------                       -----                              ----


/s/ James W. Hobbs              President, Chief
----------------------          Executive Officer
James W. Hobbs

/s/ Samuel M. Stein             Chief Financial
----------------------          Officer, Treasurer,
Samuel M. Stein                 Assistant Clerk

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-K/A
                                 AMENDMENT NO. 3

    /X/ Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended October 31, 1994 [Fee Required]

                                       or

    / / Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 [No Fee Required]

For the transition period from _____________ to _____________

                         Commission File Number: 0-14961

                               LUXTEC CORPORATION
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                                        04-2741310
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)

                326 CLARK STREET, WORCESTER, MASSACHUSETTS 01606
               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (508) 856-9454

          Securities registered pursuant to Section 12(b) of the Act:

             AMERICAN STOCK EXCHANGE - EMERGING COMPANY MARKETPLACE
                     COMMON STOCK, $.01 PAR VALUE PER SHARE
                                (Title of class)

           Securities registered pursuant to Section 12(g) of the Act:

                                      NONE

Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes X      No
   ---       ---
Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. / /

The aggregate market value of the voting Common Stock held by non-affiliates of the registrant was approximately $3,008,606 based on the closing bid price of such stock on December 30, 1994, as reported by the American Stock Exchange Emerging Company Marketplace ($3.63 per share).

As of January 5, 1995, 1,432,565 shares of Common stock, $.01 par value, were issued and outstanding.

   Documents Incorporated by Reference               Form 10-K Reference
   -----------------------------------               -------------------

                  None

 ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Index to Consolidated Financial Statements.

                                                                                 Page No.
                                                                                 --------

Report of Independent Public Accountants                                             3

Consolidated Balance Sheets as of
October 31, 1994 and October 31, 1993                                                4

Consolidated Statements of Earnings
for the years ended October 31, 1994,
October 31, 1993 and October 31, 1992                                                5

Consolidated Statements of Stockholders'
Equity for the years ended October 31, 1994,
October 31, 1993 and October 31, 1992                                                6

Consolidated Statements of Cash Flows
for the years ended October 31, 1994,
October 31, 1993 and October 31, 1992                                                7

Notes to Consolidated Financial Statements                                         8 - 13

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Luxtec Corporation:

We have audited the accompanying consolidated balance sheets of Luxtec Corporation and subsidiaries as of October 31, 1994 and 1993 and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the three years in the period ended October 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Luxtec Corporation and subsidiaries as of October 31, 1994 and 1993, and the results of their operations and their cash flows for each of the three years in the period ended October 31, 1994, in conformity with generally accepted accounting principles.

                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        Arthur Anderson LLP

Boston, Massachusetts
December 2, 1994

                       LUXTEC CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   October 31,

                                                                      1994               1993
                                                                      ----               ----
ASSETS
CURRENT ASSETS:
Cash                                                              $    10,329        $    13,667
Accounts receivable, less allowance for
doubtful accounts of $53,158 in 1994
and $50,000 in 1993                                                 1,668,009          1,230,103
Inventories                                                         1,519,648          1,374,944
Prepaid expenses                                                      120,571             65,362
                                                              -----------------------------------
TOTAL CURRENT ASSETS                                                3,318,557          2,684,076

PLANT AND EQUIPMENT, AT COST                                        1,784,928          1,684,473

ACCUMULATED DEPRECIATION AND AMORTIZATION                          (1,280,105)        (1,113,692)
                                                              -----------------------------------
PLANT AND EQUIPMENT - NET                                             504,823            570,781
OTHER ASSETS, net of accumulated amortization of
$33,530 and $26,659 at October 31, 1994 and 1993,
respectively                                                          248,463            175,866
                                                              -----------------------------------
TOTAL ASSETS                                                      $ 4,071,843        $ 3,430,723
                                                              ===================================
LIABILITIES AND STOCKHOLDERS  EQUITY

CURRENT LIABILITIES:
Demand note payable                                               $   607,158        $   205,871
Current portion of long-term debt                                        --               52,500
Current portion of capital leases                                        --               11,213
Accounts payable                                                      929,651            926,451
Accrued expenses                                                      371,610            278,086
                                                              -----------------------------------
TOTAL CURRENT LIABILITIES                                           1,908,419          1,474,121

COMMITMENTS (note 7)

STOCKHOLDERS  EQUITY
Common stock - $.01 par value
    Authorized: 2,000,000 shares; issued and outstanding
      1,421,200 shares in 1994 and 1,401,200 shares in 1993            14,212             14,012
Additional paid-in capital                                          2,990,316          2,948,016
Accumulated deficit                                                  (841,104)        (1,005,426)
                                                              -----------------------------------
TOTAL STOCKHOLDERS  EQUITY                                          2,163,424          1,956,602
                                                              -----------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS  EQUITY                        $ 4,071,843        $ 3,430,723
                                                              ===================================

The accompanying notes are an integral part of these consolidated financial statements.

                       LUXTEC CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                             Years Ended October 31,

                                                                  1994               1993               1992
                                                                  ----               ----               ----
NET SALES                                                     $ 8,138,903        $ 6,734,477        $ 6,040,448
COST OF GOODS SOLD                                              4,432,219          3,832,848          3,425,503
                                                          ------------------------------------------------------
GROSS PROFIT                                                    3,706,684          2,901,629          2,614,945

OPERATING EXPENSES:
Selling                                                         1,793,137          1,370,479            873,223
Research and development                                          437,064            270,445            276,407
General and administrative                                      1,261,356          1,064,634            992,606
                                                          ------------------------------------------------------
TOTAL OPERATING EXPENSES                                        3,491,557          2,705,558          2,142,236
                                                          ------------------------------------------------------
INCOME FROM OPERATIONS                                            215,127            196,071            472,709

OTHER INCOME (EXPENSE):
      Interest expense                                            (31,868)           (30,727)           (20,155)
      Interest income                                                   8                  5                861
      Other income (expense)                                       (2,679)              2004              2,345
                                                          ------------------------------------------------------
TOTAL OTHER INCOME (EXPENSE)                                      (34,539)           (28,718)           (16,949)
                                                          ------------------------------------------------------
EARNINGS BEFORE INCOME TAXES                                      180,588            167,353            455,760

INCOME TAXES:
      State - current                                             (16,266)           (14,555)           (48,634)
                                                          ------------------------------------------------------
NET EARNINGS                                                  $   164,322        $   152,798        $   407,126
                                                          ======================================================

NET EARNINGS PER SHARE OF COMMON STOCK                        $      0.11        $      0.11        $      0.29
                                                          ======================================================

WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON EQUIVALENT
SHARES OUTSTANDING                                              1,487,823          1,401,532          1,404,375
                                                          ======================================================



The accompanying notes are an integral part of these consolidated financial statements.

                       LUXTEC CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                  Years Ended October 31, 1994 , 1993 and 1992

                                                           Common Stock       Additional
                                                          $.01 par value        paid-in        Accumulated
                                        Shares                Amount            capital          deficit         Total
                                        ------                ------            -------          -------         -----
Balance, October 31, 1991               1,401,200             $14,012        $2,948,016       (1,565,350)      $1,396,378

Net earnings                                                       -               -              407,126         407,126
                                          -

                                     -------------------------------------------------------------------------------------

Balance,  October 31, 1992              1,401,200              14,012         2,948,016       (1,158,224)       1,803,804

Net earnings                                                       -               -              152,798         152,798
                                          -

                                     -------------------------------------------------------------------------------------

Balance, October 31, 1993               1,401,200              14,012         2,948,016       (1,005,426)       1,956,602

Net earnings                                                      -                               164,322         164,322
                                          -                                   -


Issuance of common stock for
patent rights                              20,000                 200            42,300             -              42,500
                                     -------------------------------------------------------------------------------------

Balance, October 31, 1994               1,421,200             $14,212        $2,990,316         (841,104)      $2,163,424
                                     =====================================================================================



The accompanying notes are an integral part of these consolidated financial statements.

                       LUXTEC CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                   Years Ended October 31, 1994, 1993 and 1992

                                                                          1994             1993             1992
                                                                          ----             ----             ----

NET EARNINGS                                                            $ 164,322        $ 152,798        $ 407,126
ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET
       CASH PROVIDED (USED) BY OPERATING ACTIVITIES:

Depreciation and amortization                                             173,284          205,173          201,399
Provision for uncollectible accounts receivable                            27,500           10,230            5,000
Changes in currents assets and liabilities:
        Increase in accounts receivable                                  (465,406)        (284,297)        (146,646)
        Increase in inventory                                            (144,704)        (605,297)         (58,329)
        Increase in prepaid expenses                                      (55,209)          (1,877)         (41,583)
        Increase in accounts payable                                        3,200          361,742          151,654
        Increase  in accrued expenses                                      93,524           73,388           19,426
                                                                   ---------------------------------------------------
TOTAL ADJUSTMENTS                                                        (367,811)        (240,938)         130,921
                                                                   ---------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
                                                                         (203,489)         (88,140)         538,047
                                                                   ---------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:

        Purchases of plant and equipment                                 (100,455)         (95,164)        (180,033)
        (Increase) in other assets                                        (36,968)         (41,378)         (32,129)
                                                                   ---------------------------------------------------
NET CASH (USED) BY INVESTING ACTIVITIES                                  (137,423)        (136,542)        (212,162)
                                                                   ---------------------------------------------------

CASH FLOWS FORM FINANCING ACTIVITIES:

        Net borrowings (payments) on revolving credit arrangement         401,287          168,554         (152,683)
        Payments on long-term debt                                        (52,500)         (70,000)            --
        Payments under capital lease obligations                          (11,213)         (19,228)         (43,709)
                                                                   ---------------------------------------------------

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                          337,574           79,326         (196,392)
                                                                   ---------------------------------------------------

NET INCREASE (DECREASE) IN CASH                                            (3,338)        (145,356)         129,493

CASH , BEGINNING OF  PERIOD                                                13,667          159,023           29,530

                                                                   ---------------------------------------------------
CASH , END OF PERIOD                                                    $  10,329        $  13,667        $ 159,023
                                                                   ===================================================

The accompanying notes are an integral part of these consolidated financial statements.

                               LUXTEC CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                October 31, 1994

 (1) Nature of Business

Luxtec Corporation (the Corporation) designs, manufactures and markets fiber-optic headlights and headlight television camera systems (for audio/video recordings of surgical procedures), light sources, cables, retractors, loupes, surgical telescopes, and other custom-made surgical specialty instruments utilizing fiber-optic technology for the medical and dental industries.

 (2) Summary of Significant Accounting Policies

(a)  Principles of Consolidation and Foreign Currency Remeasurement

The accompanying consolidated financial statements include the accounts of the Corporation and its majority owned subsidiaries: Luxtec Fiber Optics B.V., Fiber Imaging Technologies, Inc., and Cathtec, Inc. All intercompany accounts and transactions have been eliminated in consolidation.

The accounts and transactions of Luxtec Fiber Optics B.V. are remeasured into U.S. dollars using the applicable historical, current and weighted-average exchange rates. All exchange gains and losses from remeasurement of assets and liabilities are currently recognized in income. The gains and losses recognized due to foreign currency exchange were insignificant in 1994, 1993 and 1992.

(b)  Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method and includes materials, labor and manufacturing overhead.

(c)  Plant and Equipment

Plant and equipment are stated at cost. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the assets.

Leasehold improvements and equipment under capital lease are amortized using the straight-line method over the shorter of the lease term or estimated useful life of the asset.

(d)  Other Assets

Other assets consist principally of patent costs that are amortized using the straight-line method over 17 years. During the year ended October 31, 1994, the Corporation issued 20,000 shares of common stock to an individual in exchange for patent rights, valued at $42,000.

                               LUXTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                October 31, 1994

 (2)  Summary of Significant Accounting Policies (continued)

(e)  Revenue Recognition

Revenue is recognized when goods are shipped, at which time all conditions of sale have been met.

(f)  Research and Development Costs

Research and development costs are charged to operations as incurred.

(g)  Earnings Per Share

Earnings per share of common stock are based on the weighted average number of common shares outstanding and common equivalent shares from dilutive stock options.

(h)  Stock Split

Effective April 10, 1992, the Corporation effected a one-for-ten common stock reverse split. All share and per share amounts in the accompanying financial statements have been retroactively restated to reflect this stock split.

 (3)  Inventories

 Inventories consist of the following at October 31, 1994 and 1993:

                          1994             1993
                          ----             ----
Raw material          $  877,410       $1,003,761
Work in process           96,097           73,133
Finished goods           546,141          298,050
                   --------------------------------
                      $1,519,648       $1,374,944
                   ================================

                               LUXTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                October 31, 1994

 (4)  Plant and Equipment

 Plant and equipment and their respective useful lives are as follows at October 31, 1994, and 1993:

                                                     Estimated
                                                   Useful Lives                  1994              1993
                                                   ------------                  ----              ----
Machinery and equipment                             5-10 years               $1,155,078       $1,133,344
Molds and tooling                                     5 years                   144,293          126,975
Furniture and fixtures                               10 years                   300,316          265,245
Leasehold improvements                             life of lease                185,241          158,909
                                                                       ----------------------------------
                                                                             $1,784,928       $1,684,473
                                                                       ==================================



 (5)  Accrued Expenses
 Accrued expenses consist of the following at October 31, 1994, and 1993:



                                                                                 1994            1993
                                                                                 ----            ----

Accrued professional fees                                                    $   44,454       $   39,367
Accrued payroll and bonuses                                                     101,100          101,024
Accrued marketing expenses                                                       13,403           11,537
Other accrued expenses                                                          212,653          126,158
                                                                       ----------------------------------
                                                                               $371,610       $  278,086
                                                                       ==================================



 (6)  Revolving Credit Line

 The Corporation entered into a revolving credit line arrangement with the bank with a maximum borrowing limit of $1,000,000 expiring on March 31, 1995. Borrowings bear interest at the bank's prime rate (7.75% at October 31, 1994) and are unsecured. The Corporation had an outstanding balance of $607,158 as of October 31,1994. The revolving credit line arrangement contains covenants including the maintenance of certain financial ratios, as defined. At October 31, 1994, the Corporation was in compliance with all covenants as amended on December 3, 1993.

                               LUXTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                October 31, 1994

(7)  Commitments

 The Corporation has noncancellable operating lease commitments that consist principally of rentals of facilities, machinery and an automobile. Its manufacturing and office facilities are leased under a two-year operating lease expiring on September 30, 1996.

 The future minimum lease payments under operating leases over their remaining terms are as follows:

                             Fiscal                                   Operating
                              Year                                     Leases
                              ----                                     ------

                              1995                                         $178,410
                              1996                                          162,235
                              1997                                           28,867
                              1998                                           16,485
                              1999                                            2,694
                                                                  ------------------
Total minimum lease payments                                               $388,691
                                                                  ==================


Rent expense for operating leases was $138,000 in 1994, $132,000 in 1993 and $132,000 in 1992.

The Corporation also has a bonus plan covering its three executive officers. During fiscal 1994, approximately $42,000 was earned and charged to operations under this bonus plan.

(8)  Stock Plans

The Corporation maintains a stock option plan (The 1992 Stock Plan) for which 100,000 shares of the authorized and unissued common stock of the Corporation is reserved. The Board of Directors voted to grant stock options in accordance with this plan to certain employees to purchase an aggregate of 89,000 shares of the Corporation's common stock at exercise prices ranging from $1.25 to $2.00 per share, vesting over 5 years and expiring 10 years from the date of grant. As of October 31, 1994, options to purchase 35,000 shares were exercisable.

The Employee Stock Purchase Plan was approved by the Stockholders at the annual meeting of Stockholders which was held on April 21, 1994. All employees of the Corporation who meet minimum service requirements are eligible to purchase shares of Common Stock through payroll deductions. As of April 30, 1994, approximately 25,000 shares of Common Stock were available for use under this plan. There were no purchases made as of October 31, 1994.

                               LUXTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                October 31, 1994

     (9)  Income Taxes

As of October 31, 1994 the Corporation had available net operating loss carryforward of approximately $576,000, research and development credit carryforwards of approximately $91,000, and general business credit carryforwards of approximately $25,000 to reduce future federal income taxes, if any. These carryforwards expire through 2009 and are subject to review and possible adjustment by the Internal Revenue Service. The Tax Reform Act of 1986 limits a Corporation's ability to utilize certain net operating loss carryforwards in the event of a cumulative change in ownership in excess of 50%, as defined.

In February 1992, The Financial Accounting Standards Board issued SFAS No. 109, "Accounting for Income Taxes." The Corporation has adopted the provisions of SFAS No. 109 by retroactively restating all periods presented in the accompanying consolidated financial statements. There was no effect on net loss or financial position of adopting the provisions of SFAS No. 109 for any period presented.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes due to the following:

                                                                   For The Years Ended October 31,
                                                               1994             1993             1992
                   Computed at statutory rate                  34.0%            34.0%            34.0%
                   State income tax (net of federal             6.0              6.0              6.0
                   benefit)
                   Tax benefit from net operating loss        (31.0)           (30.5)           (28.0)
                   carryforwards
                                                          --------------------------------------------------

                   Provision for income taxes                  9.0%             9.5%             12.0%
                                                          ==================================================

The components of the net deferred tax amount recognized in the accompanying consolidated balance sheets are set forth below:

                                                October 31,
                                                -----------
                                  1994             1993             1992
                                  ----             ----             ----
Deferred tax assets            $ 346,000        $ 440,000        $ 498,000
Deferred tax liabilities         (62,000)         (44,000)         (49,000)
Valuation allowance             (284,000)        (396,000)        (449,000)


The appropriate tax effect of each type of temporary difference and carryforward before allocation of valuation allowance is summarized as follows:

                                                        October 31,
                                                        -----------
                                          1994             1993             1992
                                          ----             ----             ----
Net operating losses                   $ 230,000        $ 324,000        $ 382,000
Other temporary differences              (62,000)         (44,000)         (49,000)
Research and development credits          91,000           91,000           91,000
General business credits                  25,000           25,000           25,000
                                       ---------        ---------        ---------
                                       $ 284,000        $ 396,000        $ 449,000

   Due to the uncertainty surrounding the timing of realizing the benefits of its favorable tax attributes in future income tax returns, the Corporation has placed a valuation allowance against its otherwise recognizable deferred tax assets.

   For the years ended October 31, 1994, 1993 and 1992, the decrease in the valuation allowance was $112,000, $53,000 and $178,000, respectively.

                               LUXTEC CORPORATION
                                October 31, 1994

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(D) of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Worcester, Commonwealth of Massachusetts, on the 12th day of September, 1995.

                                                       LUXTEC CORPORATION

                                                       by /s/James W. Hobbs
                                                       -------------------------
                                                       James W. Hobbs, President

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated:

Signature                              Title                      Date
---------                              -----                      ----

/s/James W. Hobbs                      President, Chief          9/12/95
--------------------
James W. Hobbs                         Executive Officer

/s/Samuel M. Stein                     Chief Financial           9/12/95
--------------------
Samuel M. Stein                        Officer, Treasurer,
                                       Assistant Clerk

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 33-83510).


                                                /s/ Arthur Andersen LLP
                                                -----------------------
                                                  Arthur Andersen LLP



Boston, Massachusetts
September 12, 1995

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-Q

(Mark One)
[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended January 31, 1995

                                       OR

[  ]      TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
          EXCHANGE ACT OF 1934

For the transition period from ______________ to _____________

Commission File Number:  0-14961B

                               LUXTEC CORPORATION
             (Exact name of registrant as specified in its charter)

                       MASSACHUSETTS                                                  04-2741310
              (State or other jurisdiction of                                       (I.R.S. Employer
               incorporation or organization)                                        Identification No.)

             326 CLARK STREET, WORCESTER, MASSACHUSETTS      01606
             (Address of principal executive offices)     (Zip code)

    (Registrant's telephone number, including area code)     (508) 856-9454


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes     X       No
     ------

Indicate the number of shares outstanding for each of the issuer's classes of Common Stock, as of the latest practicable date.

The number of shares outstanding of registrant's common stock, par value $.01 per share, at February 28, 1995 was 1,432,565.

                               LUXTEC CORPORATION

                               TABLE OF CONTENTS

                                                                                                          Page No.
                                                                                                          --------
PART I.    FINANCIAL INFORMATION

Item 1.    Financial Statements

           Consolidated Condensed Balance Sheets -
              January 31, 1995 and October 31, 1994                                                           3

           Consolidated Condensed Statements of Operations-
              Three months ended January 31, 1995
              and January 31, 1994                                                                            4

           Consolidated Condensed Statements of Cash Flows -
              Three months ended  January 31, 1995
              and January 31, 1994                                                                            5

           Notes to Consolidated Condensed Financial Statements                                               6


Item 2.    Management's Discussion and Analysis of
              Financial Condition and Results of Operations                                                   7

PART II.   OTHER INFORMATION

Item 1.    Legal Proceedings                                                                                  9

Item 6.    Exhibits and Reports on Form 8-K                                                                   9

           Signatures                                                                                        10

                               LUXTEC CORPORATION
                     CONSOLIDATED CONDENSED BALANCE SHEETS


                                                            January 31,                    October 31,
                                                              1995                            1994
-------------------------------------------------------------------------------------------------------------
                                                            (unaudited)                     (audited)
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                          $           33,366               $          10,329
   Accounts receivable                                         1,112,945                       1,668,009
   Inventories                                                 1,948,666                       1,519,648
   Prepaid expenses                                              166,416                         120,571
-------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                           3,261,393                       3,318,557
-------------------------------------------------------------------------------------------------------------

PLANT & EQUIPMENT AT COST                                      1,794,268                       1,784,928
ACCUMULATED DEPRECIATION                                      (1,319,118)                     (1,280,105)
-------------------------------------------------------------------------------------------------------------
PLANT & EQUIPMENT - NET                                          475,150                         504,823
-------------------------------------------------------------------------------------------------------------

OTHER ASSETS                                                     262,340                         248,463
-------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                          $        3,998,883               $       4,071,843
=============================================================================================================


LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Demand note payable                                $          895,602           $             607,158
   Accounts payable                                              959,897                         929,651
   Accrued expenses                                               85,684                         371,610
-------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                             $        1,941,183           $           1,908,419
-------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:
   Common stock - $.01 par value
    Authorized 2,000,000 shares; issued
    1,432,565 shares in 1995 and
    1,421,200 shares in 1994                                      14,212                          14,212
   Additional paid-in capital                                  3,009,985                       2,990,316
   Accumulated deficit                                          (966,497)                       (841,104)
-------------------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                                     2,057,700                       2,163,424
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $        3,998,883           $           4,071,843
=============================================================================================================

See Notes to Consolidated Condensed Financial Statements.

                               LUXTEC CORPORATION
                CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                  (Unaudited)


                                                                                 THREE
                                                                              MONTHS ENDED

                                                                     January 31,            January 31,
                                                                        1995                   1994
---------------------------------------------------------------------------------------------------------
NET SALES                                                    $       1,630,316       $       1,786,928
COST OF SALES                                                          869,332               1,021,178
---------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                           760,984                 765,750
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
   Selling                                                             378,656                 341,833
   Research & development                                              185,287                  53,407
   General & administrative                                            307,241                 314,170
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                               871,184                 709,410
---------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                                         (110,200)                 56,340

OTHER EXPENSES, NET                                                    (15,193)                 (5,356)
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                     (125,393)                 50,984
PROVISION FOR INCOME TAXES                                                   0                   5,000
---------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                            $        (125,393)      $          45,984
=========================================================================================================

NET INCOME (LOSS) PER COMMON
     AND COMMON EQUIVALENT SHARE                             $           (0.08)      $            0.03
=========================================================================================================

AVERAGE COMMON AND COMMON
     EQUIVALENT SHARES OUTSTANDING                                   1,485,130               1,402,796
=========================================================================================================

See Notes to Consolidated Condensed Financial Statements.

                               LUXTEC CORPORATION
                CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                   (Unaudited


                                                                                            THREE
                                                                                         MONTHS ENDED

                                                                               January 31,         January 31,
                                                                                  1995                1994
------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                          $       (125,393)   $          45,984

ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET
     CASH PROVIDED (USED) BY OPERATING ACTIVITIES:

Depreciation and amortization                                                        39,013               49,050
Provision for uncollectible accounts receivable                                       2,500                7,500
Changes in current assets and liabilities:
     (Increase) decrease in accounts receivable                                     552,564              208,605
     (Increase) decrease in inventory                                              (429,018)             (67,822)
     (Increase) decrease in prepaid expenses                                        (45,845)             (55,054)
     Increase (decrease) in accounts payable                                         30,246             (225,068)
     Increase (decrease) in accrued expenses                                       (285,926)              24,104
------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS                                                                  (136,466)             (58,685)
------------------------------------------------------------------------------------------------------------------
NET CASH USED BY OPERATING ACTIVITIES                                              (261,859)             (12,701)
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Purchase of plant and equipment                                                 (9,340)              (2,189)
     Increase in other assets                                                       (13,877)             (21,851)
------------------------------------------------------------------------------------------------------------------
NET CASH USED BY INVESTING ACTIVITIES                                               (23,217)             (24,040)
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

     Net borrowings on revolving
          credit arrangement                                                        288,444               51,294
     Payments on long-term debt                                                           0              (17,500)
     Payments under capital lease obligations                                             0               (3,086)
     Employee stock purchase                                                         19,669                    0
------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY INVESTING ACTIVITIES                                           308,113               30,708
------------------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                            23,037               (6,033)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                       10,329               13,667

CASH AND CASH EQUIVALENTS, END OF PERIOD                                   $         33,366    $           7,634
==================================================================================================================



See Notes to Consolidated Condensed Financial Statements.

                               LUXTEC CORPORATION

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

                                  (Unaudited)

1) Basis of Presentation of Consolidated Financial Statements

         The accompanying consolidated condensed financial statements have been prepared in conformity with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments necessary for fair presentation have been made which comprise only normal recurring adjustments. Operating results for the three months ended January 31, 1995, are not necessarily indicative of the results that may be expected for the entire year.

2) Inventories

         Inventories are stated at the lower of cost or market. Cost is determined using the first in, first out (FIFO) method and includes materials, labor and manufacturing overhead. Inventories are as follows:

                                                  January 31, 1995            October 31, 1994
         -------------------------------------------------------------------------------------
         Raw material                              $1,312,611                     $   877,410
         Work in process                               83,293                          96,097
         Finished goods                               552,762                         546,141
         ------------------------------------------------------------------------------------
         TOTAL                                     $1,948,666                      $1,519,648
         ------------------------------------------------------------------------------------

3)       Revolving Credit Line

         On January 11, 1995, the Corporation entered into an agreement with a bank for a $1,500,000 revolving line of credit at the bank's prime rate (8.5% at January 31, 1995) expiring on March 31, 1996.

4)       Employee Stock Purchase Plan

         All the employees of the Corporation who meet certain minimum service requirements are eligible to participate in the Employee Stock Purchase Plan. Participants are granted options to purchase shares of Common Stock on the last business day of each semiannual Payment Period for 85% of the fair market value of the Common Stock on either the first business day or the last business day of such Payment Period, whichever is less. On the last day of each Payment Period, a participant may not purchase more than 500 shares.
     On November 1, 1994, approximately 9,200 shares of Common Stock were purchased by the employees under the Employee Stock Purchase Plan.

                               LUXTEC CORPORATION
ITEM 2.
                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

Net sales for the three months ended January 31, 1995, were $1,630,316 compared to $1,786,928 for the same period in fiscal 1994, or a decrease of 8.8%. The sales decrease was primarily the result of the Corporation not being able to ship all of its demand as a critical component supplier failed to meet promised delivery schedules. The Corporation is correcting this situation and has identified new sources that will be able to provide the critical components on a more timely basis. Additionally, expected sales revenue did not occur due to the cancellation of a significant order from Mexico after its financial crisis.

Cost of sales for the three months ended January 31, 1995 was $869,332 or 53.3% of net sales compared with $1,021,178 or 57.1% for the same period in fiscal 1994. The Corporation's cost reduction program was successful in lowering costs during fiscal 1994, primarily through the negotiation of better vendor terms, and, to a lesser extent, the design of lower cost products. This cost reduction program will continue in place during fiscal 1995. However, the emphasis will shift so that a greater percentage of the cost reduction will be the result of new designs. The goals for this effort will include a combination of cost reduction, improved product performance, and better parts commonality to reduce the variety of raw materials required for production.

Gross profit was $760,984 or 46.7% of net sales for the first quarter of fiscal 1995 compared with $765,750 or 42.9% of net sales for the same period in fiscal 1994. A combination of product cost reduction and favorable product mix resulted in improved margins as a percentage of net sales. The Corporation expects this trend to continue due to the introduction of products with higher gross margins during fiscal 1995 and the designing of lower cost versions of the current product line. The Corporation believes that the expected growth of sales from its Fiber Imaging Technologies, Inc. subsidiary will have a favorable impact on the margin percentage. Expected improvements in gross margins will continue to be offset by expected price competition from some competitors, as well as shift toward a greater proportion of revenues from OEM business.

Selling expenses were $378,656 for the three months ended January 31, 1995, compared to $341,833 for the same period in fiscal 1994. The Corporation added two new regional managers during the first quarter of fiscal 1994 that are reflected in the 1995 level of expenses. The two positions included one in the Midwest and one in Europe, to develop distribution networks in their respective areas. The Corporation continued to attend trade shows and improve sales and marketing programs. Management expects to continue to invest in sales and marketing programs.

Research and development expenditures were $185,287 for the three months ended January 31, 1995, compared to $53,407 for the same period in fiscal 1994, an increase of $131,880 or 246.9%. The increase is attributed to a major acceleration in development of new products as well as updating the existing products.

General and administrative expenses were $307,241 for the three months ended January 31, 1995, compared to $314,170 for the same period in fiscal 1994, representing a decrease of $6,929 or 2.2%. The decrease is primarily due to lower payroll costs.

                               LUXTEC CORPORATION

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 RESULTS OF OPERATIONS AND FINANCIAL CONDITION


LIQUIDITY AND CAPITAL RESOURCES

At January 31, 1995, the Corporation had working capital of approximately $1,320,000 compared to $1,281,000 at October 31, 1994. Accrued expenses decreased by 76.9%, as a result of payments made for a sales promotion and the final payment made in settlement of an arbitration case. Prepaid expenses increased by 38%, primarily due to prepayments of insurance policies for the year as well as deposits for upcoming trade shows. Inventories increased by 28.2%, accounts payable increased by 3.2% and accounts receivable decreased by 33.3% compared to October 31, 1994 balances.

Cash used by operating activities was funded by borrowings ($895,602) from a short-term note. The Corporation's principal source of short term borrowing is a $1,500,000 credit line. At January 31, 1995, the amount of unused and available credit was $604,398.

The Corporation anticipates that its current cash requirements will be satisfied by cash flow from existing operations and the continuation of its revolving credit arrangement with a bank.

                               LUXTEC CORPORATION


                          PART II.  OTHER INFORMATION

ITEM 1.  Legal proceedings

                 There have been no material developments in legal proceedings previously reported. For information on legal proceedings, reference is made in the Corporation's 10K for the fiscal year ended October 31, 1994.


ITEM 6.  Exhibits and reports on Form 8-K

         (a)     Exhibits
                  No Exhibits were required to be filed.

         (b)     Reports on Form 8-K
                  No reports on Form 8-K were required to be filed during the quarter ended January 31, 1995.

                               LUXTEC CORPORATION


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               LUXTEC CORPORATION
                                  (Registrant)


                                       /s/ Samuel M. Stein
____________________                   _______________________________________
Date                                   Samuel M. Stein
                                       Chief Financial Officer
                                       (Principal Accounting Officer and Duly
                                        Authorized Executive Officer)

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-Q

(Mark One)
/X/ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended April 30, 1995

                                       OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____________ to _____________

Commission File Number:  0-14961B

                               LUXTEC CORPORATION
             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                                            04-2741310
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

     326 CLARK STREET, WORCESTER, MASSACHUSETTS                     01606
      (Address of principal executive offices)                   (Zip code)

(Registrant's telephone number, including area code)           (508) 856-9454


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes   X    No
    -----     -----

Indicate the number of shares outstanding for each of the issuer's classes of Common Stock, as of the latest practicable date.

The number of shares outstanding of registrant's common stock, par value $.01 per share, at June 8, 1995 was 1,438,661.

                               LUXTEC CORPORATION


                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

PART I.              FINANCIAL INFORMATION

Item 1.   Financial Statements

          Consolidated Condensed Balance Sheets -
             April 30, 1995 and October 31, 1994                           3

          Consolidated Condensed Statements of Operations -
             Three months and six months ended
             April 30, 1995 and April 30, 1994.                            4

          Consolidated Condensed Statements of Cash Flows -
             Six months ended  April 30, 1995
             and April 30, 1994.                                           5

          Notes to Consolidated Condensed Financial Statements             6

Item 2.   Management's Discussion and Analysis of
             Results of Operations and Financial Condition                 7

PART II.             OTHER INFORMATION

          Item 1.  Legal Proceedings                                       9

          Item 6.  Exhibits and Reports on Form 8-K                        9

          Signatures                                                      10

                               LUXTEC CORPORATION
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                   (Unaudited)

                                                                     April 30,        October 31,
                                                                       1995              1994
--------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                       $    13,257        $    10,329
   Accounts receivable                                               1,550,963          1,668,009
   Inventories                                                       1,933,817          1,519,648
   Prepaid expenses                                                    151,654            120,571
--------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                 3,649,691          3,318,557
--------------------------------------------------------------------------------------------------

PLANT & EQUIPMENT AT COST                                            1,842,031          1,784,928
ACCUMULATED DEPRECIATION                                            (1,355,131)        (1,280,105)
--------------------------------------------------------------------------------------------------
PLANT & EQUIPMENT - NET                                                486,900            504,823
--------------------------------------------------------------------------------------------------

OTHER ASSETS                                                           252,371            248,463
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                       $ 4,388,962        $ 4,071,843
==================================================================================================


LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Demand note payable                                             $  1,167,062       $   607,158
   Accounts payable                                                   1,020,901           929,651
   Accrued expenses                                                     115,574           371,610
--------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                          $  2,303,537       $ 1,908,419
--------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:
   Common stock - $.01 par value
    Authorized 2,000,000 shares; issued
    1,432,565 shares in 1995 and
    1,421,200 shares in 1994                                             14,326            14,212
   Additional paid-in capital                                         3,009,871         2,990,316
   Accumulated deficit                                                 (938,772)         (841,104)
--------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                                            2,085,425         2,163,424
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $  4,388,962       $ 4,071,843
==================================================================================================

See Notes to Consolidated Condensed Financial Statements.

                               LUXTEC CORPORATION
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                       THREE                        SIX
                                                    MONTHS ENDED                MONTHS ENDED

                                              April 30,     April 30,     April 30,      April 30,
                                                 1995          1994         1995           1994
---------------------------------------------------------------------------------------------------

NET SALES                                    $2,143,106    $1,804,102    $3,773,422     $3,591,030
COST OF SALES                                 1,081,385       989,582     1,950,717      2,010,759
---------------------------------------------------------------------------------------------------
GROSS PROFIT                                  1,061,721       814,520     1,822,705      1,580,271
---------------------------------------------------------------------------------------------------

OPERATING EXPENSES:
   Selling                                      491,182       350,442       869,838        692,275
   Research and development                     165,097        95,311       350,384        148,718
   General and administrative                   357,594       321,762       664,835        635,933

---------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                      1,013,873       767,515     1,885,057      1,476,926
---------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                    47,848        47,005       (62,352)       103,345

OTHER EXPENSES, NET                             (20,123)       (9,515)      (35,316)       (14,871)
---------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                27,725        37,490       (97,668)        88,474
PROVISION FOR INCOME TAXES                            0         5,000             0         10,000
---------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                            $   27,725    $   32,490    $  (97,668)    $   78,474
===================================================================================================
NET INCOME (LOSS) PER COMMON
   AND COMMON EQUIVALENT SHARE               $     0.02    $     0.02    $    (0.07)    $     0.06
===================================================================================================
WEIGHTED AVERAGE NUMBER OF COMMON
   AND  COMMON EQUIVALENT SHARES
   OUTSTANDING                                1,481,043     1,404,970     1,490,095      1,404,970
===================================================================================================

See Notes to Consolidated Condensed Financial Statements.

                                LUXTEC CORPORATION
                CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                    (Unaudited)

                                                      Six Months Ended
                                                   --------------------------

                                                   April 30,        April 30,
                                                     1995              1994
-----------------------------------------------------------------------------
NET INCOME (LOSS)                                 $ (97,668)        $  78,474

Adjustments to Reconcile Net Income (Loss) to Net Cash Provided (Used) by Operating
  Activities:

Depreciation and amortization                        79,260            98,245
Provision for uncollectible accounts receivable       5,000            12,500
Changes in current assets and liabilities:
  (Increase) decrease in accounts receivable        112,046           (61,565)
  Increase in inventories                          (414,169)          (51,572)
  Increase in prepaid expenses                      (31,083)          (44,553)
  Increase (decrease) in accounts payable            91,250          (250,163)
  Increase (decrease) in accrued expenses          (256,036)           40,461
-----------------------------------------------------------------------------

TOTAL ADJUSTMENTS                                  (413,732)         (256,647)
-----------------------------------------------------------------------------
NET CASH USED BY OPERATING ACTIVITIES              (511,400)         (178,173)
-----------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Purchase of plant and equipment                   (57,103)          (34,575)
  Increase in other assets                           (8,142)          (16,215)
-----------------------------------------------------------------------------
NET CASH USED BY INVESTING ACTIVITIES               (65,245)          (50,790)
-----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:

  Net borrowings on revolving credit
    arrangement                                     559,904           264,149
  Payments on long-term debt                              0           (35,000)
  Payments under capital lease obligations                0            (5,271)
  Employee stock purchase                            19,669                 0
-----------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES           579,573           223,878
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                    2,928            (5,085)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD       10,329            13,667

CASH AND CASH EQUIVALENTS, END OF PERIOD          $  13,257         $   8,582
=============================================================================

See Notes to Consolidated Condensed Financial Statements.

                               LUXTEC CORPORATION

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

                                   (Unaudited)

1)   Basis of Presentation of Consolidated Financial Statements

     The accompanying consolidated condensed financial statements have been prepared in conformity with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments necessary for fair presentation have been made which comprise only normal recurring adjustments. Operating results for the three months and six months ended April 30, 1995, are not necessarily indicative of the results that may be expected for the entire year.

2)   Inventories

     Inventories are stated at the lower of cost or market. Cost is determined using the first in, first out (FIFO) method and includes materials, labor and manufacturing overhead. Inventories are as follows:

                                            April 30, 1995                  October 31, 1994
         -----------------------------------------------------------------------------------

         Raw material                         $1,228,010                       $  877,410
         Work in process                         108,704                           96,097
         Finished goods                          597,103                          546,141
         --------------------------------------------------------------------------------
         TOTAL                                $1,933,817                       $1,519,648
         --------------------------------------------------------------------------------

3)   Revolving Credit Line

     On January 11, 1995, the Corporation entered into an agreement with a bank for a $1,500,000, revolving credit line at the bank's prime rate (9.0% at April 30, 1995) expiring on March 31, 1996.

                               LUXTEC CORPORATION
ITEM 2.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

RESULTS OF OPERATIONS

Net sales for the three months ended April 30, 1995, were $2,143,106 compared to $1,804,102 for the same period in fiscal 1994, an increase of 18.8%. For the six months ended April 30,1995, net sales increased 5.1% to $3,773,422 from $3,591,030 reported for the same period last year. The Corporation increased sales revenues in international markets and added new OEM accounts to account for the majority of the sales increase during the second quarter.

Cost of sales for the three months ended April 30, 1995 was $1,081,385 or 50.5% of net sales compared with $989,582 or 54.9% for the same period in fiscal 1994. For the six month period ended April 30, 1995, cost of sales was $1,950,717 or 51.7% of net sales compared to $2,010759 or 56.0% of net sales for the same period in fiscal 1994. The decrease in cost of sales as a percentage of net sales for the quarter was mainly due to increased volume and lowered manufacturing expenses reflecting the continuing effort to reduce production costs and increase productivity as part of the Corporation's overall cost reduction program.

Gross profit was $1,061,721 or 49.5% of net sales for the three months ended April 30, 1995, compared to $814,520 or 45.1% of net sales for the same period is fiscal 1994. For the six month period ended April 30, 1995 gross profit was $1,822,705 or 48.3% of net sales compared to $1,580,271 or 44.0% of net sales for the same period in fiscal 1994. A combination of product cost reduction and favorable product mix resulted in improved margins as a percentage of net sales. The Corporation expects this trend to continue due to the introduction of products with anticipated higher gross margins during fiscal 1995 and the designing of lower cost versions of the current product line.

Selling expenses were $491,182 for the three months ended April 30, 1995, compared to $350,442 for the same period in fiscal 1994, an increase of 40.2%. For the six month period ended April 30,1995, selling expenses were $869,838 compared to $692,275 for the same period in fiscal 1994, an increase of 25.6%. The company has invested in additional personnel and related expenses to develop the European and South American markets. The Fiber Imaging Technologies subsidiary was not started until late in the second quarter of FY94, so that the FY95 sales and marketing expenses attributable to the subsidiary account for a portion of the overall increases in selling expenses from the comparable periods in FY94. Additional investment in sales marketing promotion programs also contributed to the increase in sales and marketing expenses.

Research and development expenditures were $165,097 for the three months ended April 30, 1995, compared to $95,311 for the same period in fiscal 1994, an increase of 73.2%. For the six month period expenses increased 135.6% from $148,718 on April 30, 1994 to $350,384 on April 30,1994. The increase is attributed to a major acceleration in the development of new products as well as upgrading of existing products. Although some new products were introduced during the first and second quarters of FY95, the Corporation believes that the majority of the introductions, and the potential revenues to be derived from them, should occur in the fourth quarter of FY95 and the first quarter of FY96.

                               LUXTEC CORPORATION

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


General and administrative expenses were $357,594 for the three months ended April 30, 1995, compared to $321,762 for the same period in fiscal 1994, representing an increase of 11.1%. Expenses for the six month period ended April 30, 1995 were $664,835, an increase of 4.5% from expenses totaling $635,933 for the six month period ended April 30, 1994. The increase is the result of the costs attributable to the Fiber Imaging Technologies subsidiary that did not exist during most of the second quarter of FY94.

LIQUIDITY AND CAPITAL RESOURCES

At April 30, 1995, the Corporation had working capital of approximately $1,346,000 compared to $1,410,000 at October 31, 1994. Accrued expenses decreased by 68.9%, as a result of payments made for a sales promotion and the final payment made in settlement of an arbitration case. Prepaid expenses increased 25.8% primarily due to prepayments of insurance policies for the year as well as deposits for upcoming trade shows. Inventories increased by 27.2%, accounts payable decreased by 9.8% and accounts receivable decreased by 7.0% compared to October 31, 1994 balances.

Cash used by operating activities was funded by borrowings of $1,167,062 from a $1,500,000 revolving credit line. At April 30, 1995, the amount of unused and available credit was $332,938.

The Corporation anticipates that its current cash requirements will be satisfied by cash flow from existing operations and the continuation of its revolving credit arrangement with a bank.

                               LUXTEC CORPORATION


                           PART II. OTHER INFORMATION

ITEM 1.  Legal proceedings

           The Corporation is not a party to, nor is any of its property the subject of, any material pending legal proceedings.

ITEM 6.  Exhibits and reports on Form 8-K

         (a)  Exhibits
              No Exhibits were required to be filed.

         (b)  Reports on Form 8-K
              No reports on Form 8-K were required to be filed during the quarter ended April 30, 1995.

                               LUXTEC CORPORATION


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               LUXTEC CORPORATION
                                  (Registrant)




 6/12/95                                  /s/ Samuel M. Stein
 -----------------                        --------------------------------------
 Date                                     Samuel M. Stein
                                          Chief Financial Officer
                                          (Principal Accounting Officer and Duly
                                          Authorized Executive Officer)

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-Q

(Mark One)

/X/ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended July 31, 1995

                                       OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____________ to _____________

Commission File Number:  0-14961B

                               LUXTEC CORPORATION
             (Exact name of registrant as specified in its charter)

                MASSACHUSETTS                              04-2741310
       (State or other jurisdiction of                   (I.R.S. Employer
        incorporation or organization)                  Identification No.)

                 326 CLARK STREET, WORCESTER, MASSACHUSETTS  01606
                      (Address of principal executive offices)       (Zip code)

              (Registrant's telephone number, including area code)
                                 (508 856-9454)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes  X   No
    ---     ---
Indicate the number of shares outstanding for each of the issuer's classes of Common Stock, as of the latest practicable date.

The number of shares outstanding of registrant's common stock, par value $.01 per share, at August 31, 1995 was 1,438,661.

                               LUXTEC CORPORATION

                                TABLE OF CONTENTS

                                                                                 Page No.
                                                                                 --------
PART I.              FINANCIAL INFORMATION

Item 1.   Financial Statements

         Consolidated Condensed Balance Sheets -
            July 31, 1995 and October 31, 1994                                      3


         Consolidated Condensed Statements of Income-
            Three months and nine months ended
            July 31, 1995 and July 31, 1994.                                        4

         Consolidated Condensed Statements of Cash Flows -
            Three months and nine months ended
            July 31, 1995 and July  31, 1994.                                       5

         Notes to Consolidated Condensed Financial Statements                       6

Item 2.  Management's Discussion and Analysis of
            Results of Operations and Financial Condition                           7

PART II.             OTHER INFORMATION

         Item 1.  Legal Proceedings                                                 9

         Item 6. Exhibits and Reports on Form 8-K                                   9

         Signatures                                                                10

                               LUXTEC CORPORATION
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                   (UNAUDITED)

                                                   July 31,         October 31,
                                                     1995              1994
--------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                     $    20,566        $    10,329
   Accounts receivable                             1,658,523          1,668,009
   Inventories                                     1,965,653          1,519,648
   Prepaid expenses                                  318,625            120,571
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                               3,963,367          3,318,557
--------------------------------------------------------------------------------

PLANT & EQUIPMENT AT COST                          1,868,341          1,784,928
ACCUMULATED DEPRECIATION                          (1,394,161)        (1,280,105)
--------------------------------------------------------------------------------
PLANT & EQUIPMENT - NET                              474,180            504,823
--------------------------------------------------------------------------------

OTHER ASSETS                                         288,950            248,463
--------------------------------------------------------------------------------
TOTAL ASSETS                                     $ 4,726,497        $ 4,071,843
--------------------------------------------------------------------------------


LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Demand note payable                           $ 1,185,256        $   607,158
   Accounts payable                                1,254,963            929,651
   Accrued expenses                                  148,080            371,610
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                        $ 2,588,299        $ 1,908,419
--------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:
   Common stock - $.01 par value
    Authorized: 2,000,000 shares; issued:
    1,438,661 shares in 1995 and
    1,421,200 shares in 1994                          14,387             14,212
   Additional paid-in capital                      3,026,615          2,990,316
   Accumulated deficit                              (902,804)          (841,104)
--------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                         2,138,198          2,163,424
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $ 4,726,497        $ 4,071,843
================================================================================

See Notes to Consolidated Condensed Financial Statements.

                               LUXTEC CORPORATION
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                       THREE                                NINE
                                                    MONTHS ENDED                         MONTHS ENDED

                                             July 31,           July 31,           July 31,           July 31,
                                               1995               1994               1995               1994
----------------------------------------------------------------------------------------------------------------
NET SALES                                  $ 2,257,972        $ 2,263,340        $ 6,031,394        $ 5,854,370
COST OF SALES                                1,182,500          1,205,613          3,133,217          3,216,372
----------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                 1,075,472          1,057,727          2,898,177          2,637,998
----------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES:
   Selling                                     506,655            577,169          1,376,493          1,269,444
   Research & development                      145,341            106,626            495,725            255,344
   General & administrative                    359,419            318,232          1,024,254            954,165
----------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                     1,011,415          1,002,027          2,896,472          2,478,953
----------------------------------------------------------------------------------------------------------------

INCOME FROM OPERATIONS                          64,057             55,700              1,705            159,045

OTHER EXPENSES, NET                            (28,089)           (11,133)           (63,405)           (26,004)
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES               35,968             44,567            (61,700)           133,041
PROVISION (BENEFIT) FOR INCOME TAXES                 0             (5,000)                 0              5,000
----------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                          $    35,968        $    49,567        $   (61,700)       $   128,041
================================================================================================================
NET INCOME (LOSS) PER COMMON
     AND COMMON EQUIVALENT SHARE           $      0.02        $      0.03        $     (0.04)       $      0.09
================================================================================================================
WEIGHTED AVERAGE NUMBER OF COMMON
     AND COMMON EQUIVALENT SHARES
     OUTSTANDING                             1,502,242          1,508,313          1,494,377          1,474,413
================================================================================================================

See Notes to Consolidated Condensed Financial Statements.

                               LUXTEC CORPORATION
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                                   NINE
                                                                               MONTHS ENDED

                                                                        JULY 31,         JULY 31,
                                                                         1995             1994
--------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                     $ (61,700)       $ 128,041

ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED
     (USED) BY OPERATING ACTIVITIES:

Depreciation and amortization                                           120,407          147,514
Provision for uncollectible accounts receivable                           7,500           20,000
Changes in current assets and liabilities:
     (Increase) decrease in accounts receivable                           1,986         (231,421)
     (Increase) decrease in inventory                                  (446,005)          31,428
     (Increase) in prepaid expenses                                    (198,054)         (42,685)
     Increase in accounts payable                                       325,312           78,669
     Increase (decrease) in accrued expenses                           (223,530)         149,208
--------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS                                                      (412,384)         152,713
--------------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                       (474,084)         280,754
--------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Purchase of plant and equipment                                    (83,413)         (69,345)
     Increase in other assets                                           (46,838)         (29,359)
--------------------------------------------------------------------------------------------------
NET CASH USED BY INVESTING ACTIVITIES                                  (130,251)         (98,704)
--------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net borrowings on revolving
          credit arrangement                                            578,098          175,497
     Payments on long-term debt                                               0          (52,500)
     Payments under capital lease obligations                                 0           (8,810)
     Employee stock purchases                                            36,474                0
--------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                               614,572          114,187
--------------------------------------------------------------------------------------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                10,237          296,237

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           10,329           13,667

CASH AND CASH EQUIVALENTS, END OF PERIOD                              $  20,566        $ 309,904
==================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid for interest                                           $  67,544        $  21,969
==================================================================================================

See Notes to Consolidated Condensed Financial Statements.

                               LUXTEC CORPORATION

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

                                   (Unaudited)

1)  Basis of Presentation of Consolidated Financial Statements

     The accompanying consolidated condensed financial statements have been prepared in conformity with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments necessary for fair presentation have been made which comprise only normal recurring adjustments. Operating results for the three months and nine months ended July 31, 1995, are not necessarily indicative of the results that may be expected for the entire year.

2)  Inventories

     Inventories are stated at the lower of cost or market. Cost is determined using the first in, first out (FIFO) method and includes materials, labor and manufacturing overhead. Inventories are as follows:

                                   July 31, 1995   October 31, 1994
               ----------------------------------------------------
               Raw material          $1,427,148       $  877,410
               Work in process           96,909           96,097
               Finished goods           441,596          546,141
               -------------------------------------------------
               TOTAL                 $1,965,653       $1,519,648
               -------------------------------------------------

3)  Revolving Credit Line

     On January 11, 1995, the Corporation entered into an agreement with a bank for a $1,500,000, unsecured revolving credit line at the bank's prime rate (8.75% at July 31, 1995) expiring on March 31, 1996.

4)  CardioDyne Acquisition

     On June 28, 1995 Luxtec filed an 8-K announcing that the Corporation had entered into a definitive Agreement of Merger and Plan of Reorganization with CardioDyne, Inc., after unanimous approval by the Boards of Directors of each of Luxtec and CardioDyne. The stockholders of Luxtec and CardioDyne are expected to vote on the Merger Agreement at their respective annual or special meetings that are expected to be held in October 1995. The Corporation anticipates closing the Merger Agreement and the transactions contemplated thereby either in the fourth quarter of 1995 or the first quarter of 1996. CardioDyne is a development stage company and to date has not generated any revenues from operations. As a result, the Corporation anticipates that it will report a loss upon closure of the Merger Agreement due to acquisition costs incurred by both Luxtec and CardioDyne.

                               LUXTEC CORPORATION

ITEM 2.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

RESULTS OF OPERATIONS

Net sales for the three months ended July 31, 1995 were $2,257,972 compared to $2,263,340 for the same period in fiscal 1994. For the nine months ended July 31, 1995, net sales increased 3.0% to $6,031,394 from $5,854,370 reported for the same period last year. The decrease for the quarter is attributable to delays in the introduction of two significant product line improvements.

Cost of sales for the three months ended July 31, 1995 was $1,182,500 or 52.4% of net sales compared with $1,205,613 or 53.3% for the same period in fiscal 1994. For the nine month period ended July 31, 1995, cost of sales was $3,133,217 or 51.9% of net sales compared to $3,216,372 or 54.9% of net sales of the same period in fiscal 1994. The decrease in cost of sales as a percentage of net sales was primarily the result in lowered manufacturing expenses as the Corporation's overall cost reduction program continued to take hold.

Gross profit was $1,075,472 or 47.6% of net sales for the three month period ending July 31, 1995 compared to $1,057,727 or 46.7% of net sales for the same period in fiscal 1994. For the nine month period ended July 31, 1995 gross profit was $2,898,177 or 48.1% of net sales compared to $2,637,998 or 45.1% of net sales for the same period in fiscal 1994. A combination of product cost reduction and favorable product mix resulted in improved margins as a percentage of net sales. The Corporation expects this trend to continue due to the introduction of products with anticipated higher margins in the final quarter of 1995.

Selling expenses were $506,655 for the three months ended July 31, 1995, compared to $577,169 for the same period in fiscal 1994, a decrease of 12.2%. For the nine month period ended July 31, 1995, selling expenses were $1,376,493 compared to $1,269,444 for the same period in fiscal 1994, and increase of 8.4%. Decreased expenses for the quarter was a result of marketing's effort to trim costs associated with attending trade shows . This was achieved by more efficiently scheduling and adopting lower cost alternatives for the program.

Research and development expenditures were $145,341 for the three months ended July 31, 1995, compared to $106,626 for the same period in fiscal 1994, a increase of 36.3%. For the nine month period ended July 31, 1995 expenses increased 94.1% from $255,344 on July 31, 1994 to $495,725 on July 31, 1995. The
increase is attributed to a major acceleration in the development of new products as well as the upgrading of existing products. Although there was a delay in the introduction of product line improvements in the third quarter the Corporation anticipates these introductions, and the potential revenues to be derived from them to occur in the fourth quater of 1995 and the first quarter of 1996.

                               LUXTEC CORPORATION

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

General and administrative expenses were $359,419 for the three months ended July 31, 1995, compared to $318,232 for the same period in fiscal 1994, representing an increase of 12.9%. Expenses for the nine month period ended July 31, 1995 were $1,024,254, an increase of 7.3% from expenses totaling $954,165. The increase is attributable to an enhanced investor relations program as well as costs associated with the Fiber Imaging Technologies subsidiary.

During the third quarter of 1995, the Corporation announced completion of a definitive merger agreement with CardioDyne, Inc. The Corporation expects that the merger will be completed in the fourth quarter of fiscal year 1995, subject to shareholder approval. The Corporation anticipates reporting a loss for both the fourth quarter and full year of 1995 as a result of acquisition costs associated with the merger.

LIQUIDITY AND CAPITAL RESOURCES

At July 31, 1995, the Corporation had working capital of approximately $1,375,000 compared to $1,410,000 at October 31, 1994. Prepaid expenses increased by 164.3%, primarily due to acquisition costs associated with the CardioDyne merger. Accrued expenses decreased 60.2%, primarily as a result of payments made for a sales promotion and the final payment made in settlement of an arbitration case. Accounts payable increased 35.0% and inventories increased by 29.3%, both increases primarily due to start-up difficulties with new products. Other assets increased 16.3% compared to October 31, 1994 balances.

Cash provided by financing activities was primarily funded by borrowings of $1,185,256 from a $1,500,000 revolving credit line. At July 31, 1995, the amount of unused and available credit was $314,744. Cash used by investing activities was primarily used to purchase equipment.

The Corporation anticipates that its current cash requirements will be satisfied by cash flow from existing operations and the continuation of its revolving credit arrangement with a bank.

                               LUXTEC CORPORATION

                           PART II. OTHER INFORMATION

ITEM 1.  Legal proceedings

              The Corporation is not a party to, nor is any of its property the subject of, any material pending proceedings.

ITEM 6.  Exhibits and reports on Form 8-K

         (a)  Exhibits
              No Exhibits were required to be filed.

         (b)  Reports on Form 8-K

                   On June 28, 1995 Luxtec filed an 8-K announcing that the Corporation had entered into a definitive Agreement of Merger and Plan of Reorganization with CardioDyne, Inc., after unanimous approval by the Boards of Directors of each of Luxtec and CardioDyne. The stockholders of Luxtec and CardioDyne are expected to vote on the Merger Agreement at their respective annual or special meetings that are expected to be held in October 1995. The Corporation anticipates closing the Merger Agreement and the transactions contemplated thereby either in the fourth quarter of 1995 or the first quarter of 1996. CardioDyne is a development stage company and to date has not generated any revenues from operations. As a result, the Corporation anticipates that it will report a loss upon closure of the Merger Agreement due to acquisition costs incurred by both Luxtec and CardioDyne.

                               LUXTEC CORPORATION

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               LUXTEC CORPORATION
                                  (Registrant)




              9/7/95                      /s/Samuel M. Stein
         -----------------                --------------------------------------
         Date                             Samuel M. Stein
                                          Chief Financial Officer
                                          (Principal Accounting Officer and Duly
                                          Authorized Executive Officer)

Dear Stockholder:

The Annual Meeting date which is listed on your proxy card is incorrect. THE CORRECT DATE FOR THE 1995 ANNUAL MEETING OF STOCKHOLDERS WILL BE FRIDAY, OCTOBER 20, 1995. We apologize for any inconvenience this may have caused you.

                                             Sincerely,

                                             Luxtec Corporation